UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                       FRANKLIN INVESTORS SECURITIES TRUST
                       -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/07
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                      OCTOBER 31, 2007
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                                                  Franklin Balanced Fund

                                                  Franklin Convertible
                                                  Securities Fund

                                                  Franklin Equity Income Fund

                                                  Franklin Limited Maturity U.S.
                                                  Government Securities Fund

                                                  Franklin Real Return Fund

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    ANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

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                 FRANKLIN
         INVESTORS SECURITIES TRUST               Eligible shareholders can
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                                                  See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Franklin Balanced Fund ...................................................    3

Franklin Convertible Securities Fund .....................................    15

Franklin Equity Income Fund ..............................................    26

Franklin Limited Maturity U.S. Government Securities Fund ................    38

Franklin Real Return Fund ................................................    48

Financial Highlights and Statements of Investments .......................    58

Financial Statements .....................................................    91

Notes to Financial Statements ............................................   100

Report of Independent Registered Public Accounting Firm ..................   117

Tax Designation ..........................................................   118

Board Members and Officers ...............................................   120

Shareholder Information ..................................................   125

--------------------------------------------------------------------------------
Annual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Balanced Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Common Stocks                                                             45.6%
Corporate Bonds                                                           28.7%
Convertible Preferred Stocks                                               1.9%
Mortgage-Backed Securities                                                 1.8%
Preferred Stocks                                                           1.2%
Asset-Backed & Commercial Mortgage-Backed Securities                       0.5%
Short-Term Investments & Other Net Assets                                 20.3%

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Balanced Fund - Class A posted a cumulative total return of +9.91%. The Fund underperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +14.56% total return for the same period. 1 However, it outperformed its fixed income benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which posted a +5.38% total return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 2.1% in the fourth quarter of 2006, but slowed to an annualized 0.6% rate in the first quarter of 2007 due in part to higher imports and lower spending for nondurable goods. In the second quarter, however, GDP growth advanced at an annualized 3.8% rate, supported by federal defense spending, accelerating

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/ depreciation and income as a percentage of the original investment.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                                               Annual Report | 3
exports and declining imports, greater business inventory investment and increased spending for nonresidential structures. GDP grew an estimated annualized 4.9% in the third quarter of 2007 despite a struggling housing market that grew more fragile with the abrupt unraveling of the subprime mortgage market.

The unemployment rate increased from 4.4% at the beginning of the period to 4.7% in October 2007. 3 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 3

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.61% at the beginning of the period to 4.48% on October 31, 2007.

After stock market sell-offs in late February and mid-March, markets rebounded in the second quarter of 2007 amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indexes recovered from early September losses in the wake of Fed actions mid-month. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +17.94%, the broader S&P 500 returned +14.56%, and the technology-heavy NASDAQ Composite Index returned +21.72%. 4 The energy, information technology and materials sectors performed particularly well.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a "bottom-up" approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

During the 12 months under review, the Fund as a whole performed better than its fixed income benchmark and lagged its equity benchmark, which was consistent with our expectations. Fixed income market returns were driven by a modest decline in interest rates as the drop of the 10-year U.S. Treasury yield was partially offset by credit spread widening. Despite a significant volatility increase during the period, equity markets delivered impressive gains, primarily fueled by continued strong earnings growth from several sectors.

Key contributors to Fund performance among our equity holdings included electric utility companies TXU, Public Service Enterprise Group and Duke Energy. Our investment in TXU benefited from a buyout offer from private equity investors KKR (Kohlberg Kravis Roberts & Co.) and TPG (Texas Pacific Group), while Public Service Enterprise Group and Duke Energy gained from continued strong sector fundamentals. We continued to look for attractive investments in the utilities sector, particularly long-term infrastructure expansion and replacement opportunities.

TOP 5 EQUITIES

Franklin Balanced Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.                                                   2.3%
   FINANCE
--------------------------------------------------------------------------------
Johnson & Johnson                                                          2.3%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Bank of America Corp.                                                      2.2%
   FINANCE
--------------------------------------------------------------------------------
Intel Corp.                                                                1.9%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Halliburton Co.                                                            1.8%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------

TOP 5 BONDS

Franklin Balanced Fund
10/31/07

--------------------------------------------------------------------------------
ISSUER                                                               % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                                              2.1%
   FINANCE
--------------------------------------------------------------------------------
Texas Competitive Electric Holdings
Co. LLC                                                                    1.9%
   UTILITIES
--------------------------------------------------------------------------------
Federal National Mortgage Association
(FNMA) Fixed Rate                                                          1.8%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Amgen Inc.                                                                 1.4%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Comcast Corp.                                                              1.3%
   CONSUMER SERVICES
--------------------------------------------------------------------------------


                                                               Annual Report | 5

The Fund's investments in energy minerals companies also contributed to overall performance during the period. Surges in commodity prices, most notably in crude oil, boosted sector performance, and Fund holdings ConocoPhillips, Chevron and Chesapeake Energy delivered strong gains. Other areas of strength were electronic technology holdings Intel and Cisco Systems, which benefited from strong global economic growth and their respective dominant market positions in microprocessors and networking equipment.

Detractors from performance among the Fund's equity holdings included the finance sector and homebuilder stocks, which were pressured by the housing market downturn and concerns regarding credit exposure to subprime mortgages or related securities. In the finance sector, Washington Mutual, Citigroup and Merrill Lynch all declined largely due to concerns about potential write-downs and the likelihood that future earnings would be negatively impacted. In the consumer durables sector, homebuilders D.R. Horton and KB Home fell in value on weak results and investor concerns that the current downturn could last several more quarters.

Fixed income market returns were generally subdued due to the combination of low coupons and credit spread widening, which pressured several of the Fund's corporate bond holdings. Similar to equity markets, finance sector holdings were some of the weakest performers, pressured by uncertainty surrounding subprime mortgages and structured credit markets. Banking and finance company holdings GMAC, JPMorgan Chase Capital and Fifth Third Capital Trust fell in value, along with insurance holdings MetLife, Lincoln National and Genworth Financial. Offsetting this weakness, the Fund realized strong gains in several sectors where solid fundamentals drove attractive total returns. Major fixed income contributors to Fund performance included Embarq, Comcast and Verizon Communications. Continued strength in commodities drove double-digit gains in Lyondell Chemical and Freeport-McMoRan Copper & Gold.


6 | Annual Report

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Edward D. Perks

                          Edward D. Perks, CFA

[PHOTO OMITTED]           /s/ Alan E. Muschott

                          Alan E. Muschott, CFA

[PHOTO OMITTED]           /s/ Shawn Lyons

                          Shawn Lyons, CFA

                          Portfolio Management Team
                          Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 10/31/07

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FBLAX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.71            $11.36        $10.65
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3332
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                      CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.68            $11.30        $10.62
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3000
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                                      CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.72            $11.36        $10.64
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3139
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.72            $11.38        $10.66
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3679
--------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                              1-YEAR    INCEPTION (7/3/06)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                             +9.91%       +17.83%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                         +3.59%        +8.21%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                        $10,359       $11,106
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                    +6.78%        +9.34%
-------------------------------------------------------------------------------------------------
   Distribution Rate 6                       2.82%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.01%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
--------------------------------------------------------------------------------------------------
      Without Waiver                         2.10%
--------------------------------------------------------------------------------------------------
      With Waiver                            1.06%
--------------------------------------------------------------------------------------------------


8 | Annual Report

--------------------------------------------------------------------------------------------------
CLASS C                                                               1-YEAR   INCEPTION (7/3/06)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                             +9.33%       +16.87%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                         +8.33%       +12.45%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                        $10,833       $11,687
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                   +11.45%       +13.84%
--------------------------------------------------------------------------------------------------
   Distribution Rate 6                       2.37%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               2.51%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
--------------------------------------------------------------------------------------------------
      Without Waiver                         2.73%
--------------------------------------------------------------------------------------------------
      With Waiver                            1.71%
--------------------------------------------------------------------------------------------------
CLASS R                                                               1-YEAR   INCEPTION (7/3/06)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                             +9.83%       +17.63%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                         +9.83%       +13.00%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                        $10,983       $11,763
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                   +12.96%       +14.43%
--------------------------------------------------------------------------------------------------
   Distribution Rate 6                       2.73%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.00%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
--------------------------------------------------------------------------------------------------
      Without Waiver                         2.25%
--------------------------------------------------------------------------------------------------
      With Waiver                            1.21%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                         1-YEAR   INCEPTION (7/3/06)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                            +10.34%       +18.40%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                        +10.34%       +13.55%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                        $11,034       $11,840
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                                   +13.59%       +15.03%
--------------------------------------------------------------------------------------------------
   Distribution Rate 6                       3.37%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.50%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
--------------------------------------------------------------------------------------------------
      Without Waiver                         1.75%
--------------------------------------------------------------------------------------------------
      With Waiver                            0.71%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     10/31/07
------------------------------------
1-Year                       +3.59%
------------------------------------
Since Inception (7/3/06)     +8.21%
------------------------------------

CLASS A (7/3/06-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Balanced                           Lehman Brothers U.S.
   Date              Fund               S&P 500 9            Aggregate Index 9
--------------------------------------------------------------------------------
  7/3/2006          $ 9,425               $10,000                $10,000
 7/31/2006          $ 9,566               $10,062                $10,135
 8/31/2006          $ 9,755               $10,301                $10,290
 9/30/2006          $ 9,867               $10,567                $10,381
10/31/2006          $10,104               $10,911                $10,449
11/30/2006          $10,275               $11,118                $10,571
12/31/2006          $10,335               $11,274                $10,509
 1/31/2007          $10,421               $11,445                $10,505
 2/28/2007          $10,507               $11,221                $10,667
 3/31/2007          $10,551               $11,346                $10,667
 4/30/2007          $10,898               $11,849                $10,725
 5/31/2007          $11,101               $12,263                $10,644
 6/30/2007          $10,974               $12,059                $10,612
 7/31/2007          $10,780               $11,685                $10,701
 8/31/2007          $10,945               $11,860                $10,832
 9/30/2007          $11,174               $12,304                $10,914
10/31/2007          $11,106               $12,499                $11,012

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     10/31/07
------------------------------------
1-Year                        +8.33%
------------------------------------
Since Inception (7/3/06)     +12.45%
------------------------------------

CLASS C (7/3/06-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Balanced                           Lehman Brothers U.S.
   Date              Fund               S&P 500 9            Aggregate Index 9
--------------------------------------------------------------------------------
   7/3/2006         $10,000               $10,000                $10,000
  7/31/2006         $10,150               $10,062                $10,135
  8/31/2006         $10,340               $10,301                $10,290
  9/30/2006         $10,449               $10,567                $10,381
 10/31/2006         $10,690               $10,911                $10,449
 11/30/2006         $10,871               $11,118                $10,571
 12/31/2006         $10,929               $11,274                $10,509
  1/31/2007         $11,021               $11,445                $10,505
  2/28/2007         $11,102               $11,221                $10,667
  3/31/2007         $11,131               $11,346                $10,667
  4/30/2007         $11,499               $11,849                $10,725
  5/31/2007         $11,703               $12,263                $10,644
  6/30/2007         $11,566               $12,059                $10,612
  7/31/2007         $11,361               $11,685                $10,701
  8/31/2007         $11,515               $11,860                $10,832
  9/30/2007         $11,749               $12,304                $10,914
 10/31/2007         $11,687               $12,499                $11,012


10 | Annual Report

CLASS R (7/3/06-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Balanced                           Lehman Brothers U.S.
   Date              Fund               S&P 500 9            Aggregate Index 9
--------------------------------------------------------------------------------
   7/3/2006         $10,000               $10,000                $10,000
  7/31/2006         $10,150               $10,062                $10,135
  8/31/2006         $10,350               $10,301                $10,290
  9/30/2006         $10,469               $10,567                $10,381
 10/31/2006         $10,710               $10,911                $10,449
 11/30/2006         $10,891               $11,118                $10,571
 12/31/2006         $10,960               $11,274                $10,509
  1/31/2007         $11,052               $11,445                $10,505
  2/28/2007         $11,143               $11,221                $10,667
  3/31/2007         $11,178               $11,346                $10,667
  4/30/2007         $11,546               $11,849                $10,725
  5/31/2007         $11,760               $12,263                $10,644
  6/30/2007         $11,631               $12,059                $10,612
  7/31/2007         $11,425               $11,685                $10,701
  8/31/2007         $11,590               $11,860                $10,832
  9/30/2007         $11,825               $12,304                $10,914
 10/31/2007         $11,763               $12,499                $11,012

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS R                     10/31/07
------------------------------------
1-Year                        +9.83%
------------------------------------
Since Inception (7/3/06)     +13.00%
------------------------------------

ADVISOR CLASS  (7/3/06-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Balanced                            Lehman Brothers U.S.
   Date              Fund               S&P 500 9            Aggregate Index 9
--------------------------------------------------------------------------------
   7/3/2006         $10,000               $10,000                $10,000
  7/31/2006         $10,160               $10,062                $10,135
  8/31/2006         $10,360               $10,301                $10,290
  9/30/2006         $10,479               $10,567                $10,381
 10/31/2006         $10,730               $10,911                $10,449
 11/30/2006         $10,922               $11,118                $10,571
 12/31/2006         $10,984               $11,274                $10,509
  1/31/2007         $11,086               $11,445                $10,505
  2/28/2007         $11,178               $11,221                $10,667
  3/31/2007         $11,220               $11,346                $10,667
  4/30/2007         $11,589               $11,849                $10,725
  5/31/2007         $11,814               $12,263                $10,644
  6/30/2007         $11,688               $12,059                $10,612
  7/31/2007         $11,482               $11,685                $10,701
  8/31/2007         $11,657               $11,860                $10,832
  9/30/2007         $11,902               $12,304                $10,914
 10/31/2007         $11,840               $12,499                $11,012

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
ADVISOR CLASS               10/31/07
------------------------------------
1-Year                       +10.34%
------------------------------------
Since Inception (7/3/06)     +13.55%
------------------------------------


                                                              Annual Report | 11

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 2.85%, 2.34%, 2.83% and 3.33% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 10/31/07.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

8. Figures are as stated in the Fund's prospectus current as of the date of this report.

9. Source: Standard & Poor's Micropal. The S&P 500 consist of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


12 | Annual Report

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,019.00               $5.24
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.01               $5.24
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,016.40               $8.69
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.59               $8.69
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,018.80               $6.11
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.16               $6.11
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,021.70               $3.62
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.63               $3.62
----------------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.03%; C: 1.71%; R: 1.20%; and
Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN

Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Bonds ....................................................   66.5%
Convertible Preferred Stocks .........................................   28.7%
Common Stocks ........................................................    2.9%
Short-Term Investments & Other Net Assets ............................    1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Convertible Securities Fund - Class A posted a cumulative total return of +10.66%. The Fund underperformed its benchmark, the Merrill Lynch (ML) All U.S. Convertibles Index, which returned +12.72% for the same period. 1 The ML All U.S. Convertibles Index replaced the

1. Source: Standard & Poor's Micropal. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                              Annual Report | 15

Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which was discontinued as of December 31, 2006. You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 2.1% in the fourth quarter of 2006, but slowed to an annualized 0.6% rate in the first quarter of 2007 due in part to higher imports and lower spending for nondurable goods. In the second quarter, however, GDP growth advanced at an annualized 3.8% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures. GDP grew an estimated annualized 4.9% in the third quarter of 2007 despite a struggling housing market that grew more fragile with the abrupt unraveling of the subprime mortgage market.

The unemployment rate increased from 4.4% at the beginning of the period to 4.7% in October 2007. 2 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 2

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.61% at the beginning of the period to 4.48% on October 31, 2007.

After stock market sell-offs in late February and mid-March, markets rebounded in the second quarter of 2007 amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indexes

2. Source: Bureau of Labor Statistics.


16 | Annual Report
recovered from early September losses in the wake of Fed actions mid-month. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +17.94%, the broader Standard & Poor's 500 Index (S&P 500) returned +14.56%, and the technology-heavy NASDAQ Composite Index returned +21.72%. 3 The energy, information technology (IT) and materials sectors performed particularly well.

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the 12 months under review, utilities, materials, energy and IT were among the Fund's best performing sectors.

In the utilities sector, independent power producers Calpine and NRG Energy, as well as integrated utility holding company Entergy, were among the top contributors to Fund performance. Entergy distributes electricity to Arkansas, Louisiana, Mississippi and Texas, and natural gas to Louisiana, while NRG Energy primarily operates in North America but also has power plants in Australia and Germany. We held the Calpine position for more than a year after it filed for bankruptcy, and by period-end we sought to take advantage of the rebound in the Calpine convertibles and exited the position.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                              Annual Report | 17

TOP 10 HOLDINGS

Franklin Convertible Securities Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
General Motors Corp.                                                      2.5%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
VeriFone Holdings Inc.                                                    2.3%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
VeriSign Inc.                                                             2.3%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Biomarin Pharmaceutical Inc.                                              2.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Leucadia National Corp.                                                   2.2%
   FINANCE
--------------------------------------------------------------------------------
Best Buy Co. Inc.                                                         2.1%
   RETAIL TRADE
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.                                                  2.0%
   FINANCE
--------------------------------------------------------------------------------
Juniper Networks Inc.                                                     2.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
CIT Group Inc.                                                            2.0%
   FINANCE
--------------------------------------------------------------------------------
Carnival Corp.                                                            2.0%
   CONSUMER SERVICES
--------------------------------------------------------------------------------

In the materials sector, global chemicals manufacturers Celanese and Huntsman performed well. However, a position in Headwaters detracted from performance due to concerns about the growth of its building materials business. 4

Energy sector holdings El Paso Corp. and The Williams Companies were also strong performers. Both are major natural gas pipeline operators in the business of gas gathering, storage, processing and transportation. Additionally, oil field services company Schlumberger was a strong performer for the Fund. 5

Within the IT sector, performance was strong in existing Fund positions such as networking company Juniper Networks and semiconductor companies Intel and PMC-Sierra. Additionally, new positions in VeriFone Holdings, a credit card processing equipment company, and Internet domain company VeriSign also contributed to performance. However, weakness in Fund holdings Motorola (Liberty Media convertible into Motorola) and IT consulting firm BearingPoint detracted from performance. Biotechnology company Biomarin Pharmaceutical, a new Fund position, was the top performer in the health care sector, while biotechnology giant Amgen detracted from performance. 6

By contrast, the Fund was negatively impacted by the recent crisis in the housing and finance sectors.

In the finance sector, online brokerage firm E*TRADE Financial, The PMI Group and Washington Mutual were among the largest detractors from Fund performance. Concerns about mortgage exposure and related fallout caused sell-offs in E*TRADE and Washington Mutual, while similar concerns weighed on mortgage insurer The PMI Group.

Also related to housing weakness, homebuilder D.R. Horton (Merrill Lynch convertible into D.R. Horton) in the consumer discretionary sector was a major detractor from Fund performance, as was the Fund's investment in footwear discounter DSW (Retail Ventures convertible into DSW). Within this sector, an investment in Hilton Hotels boosted performance after the company was bought by a private equity group. 7

4. These materials holdings are in the process industries sector in the SOI.

5. These energy holdings are in the industrial services sector in the SOI.

6. These IT holdings are in the consumer services, electronic technology and technology services sectors in the SOI. These health care holdings are in the health technology sector in the SOI.

7. These consumer discretionary holdings are in the consumer durables, consumer services and retail trade sectors in the SOI.


18 | Annual Report

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Alan E. Muschott

                         Alan E. Muschott, CFA

[PHOTO OMITTED]          /s/ Edward D. Perks

                         Edward D. Perks, CFA

[PHOTO OMITTED]          /s/ Matt Quinlan

                         Matt Quinlan, CFA

                         Portfolio Management Team
                         Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MATT QUINLAN assumed portfolio manager responsibilities for Franklin Convertible Securities Fund in October 2007. In addition, he is a research analyst for Franklin Global Advisers focusing on retail and consumer products sectors, as well as some manufacturing sectors. Prior to joining Franklin Templeton Investments in 2005, Mr. Quinlan worked in investment banking at Citigroup where he covered the retail and consumer products industries. Mr. Quinlan earned his B.A. in history from UCLA and M.B.A. in finance and strategy from The Anderson School at UCLA.
--------------------------------------------------------------------------------


                                                              Annual Report | 19

Performance Summary as of 10/31/07

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FISCX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.05           $ 17.14       $ 17.19
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.5824
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2617
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.9438
--------------------------------------------------------------------------------------------------
   TOTAL                                   $1.7879
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FROTX)                                   CHANGE           10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     -$0.06            $ 16.98       $ 17.04
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.4574
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2617
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.9438
--------------------------------------------------------------------------------------------------
   TOTAL                                   $1.6629
--------------------------------------------------------------------------------------------------


20 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR             5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +10.66%          +113.01%       +129.35%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +4.30%           +14.96%         +8.01%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                 $10,430          $ 20,082       $ 21,616
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +7.30%           +15.35%         +7.68%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                3.20%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        1.80%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.88%
--------------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR            5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +9.94%          +105.22%       +113.15%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +8.95%           +15.46%         +7.86%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                 $10,895          $ 20,522       $ 21,315
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                             +11.99%           +15.86%         +7.52%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                2.69%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        1.16%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.63%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     10/31/07
------------------------------------
1-Year                        +4.30%
------------------------------------
5-Year                       +14.96%
------------------------------------
10-Year                       +8.01%
------------------------------------

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Convertible   ML All U.S. Convertibles      Goldman Sachs/Bloomberg
   Date         Securities Fund              Index 8           U.S. Convertible 100 Index 8
--------------------------------------------------------------------------------------------
 11/1/1997          $ 9,425                  $10,000                      $10,000
11/30/1997          $ 9,502                  $10,004                      $ 9,966
12/31/1997          $ 9,636                  $10,102                      $10,010
 1/31/1998          $ 9,497                  $10,133                      $ 9,969
 2/28/1998          $ 9,728                  $10,582                      $10,489
 3/31/1998          $ 9,812                  $10,971                      $10,876
 4/30/1998          $ 9,932                  $11,040                      $10,995
 5/31/1998          $ 9,649                  $10,796                      $10,698
 6/30/1998          $ 9,451                  $10,887                      $10,761
 7/31/1998          $ 9,216                  $10,714                      $10,522
 8/31/1998          $ 8,207                  $ 9,483                      $ 9,304
 9/30/1998          $ 8,372                  $ 9,672                      $ 9,483
10/31/1998          $ 8,488                  $ 9,922                      $ 9,857
11/30/1998          $ 8,785                  $10,396                      $10,297
12/31/1998          $ 8,963                  $11,004                      $10,784
 1/31/1999          $ 9,168                  $11,547                      $11,126
 2/28/1999          $ 8,742                  $11,144                      $10,780
 3/31/1999          $ 8,727                  $11,605                      $10,971
 4/30/1999          $ 9,106                  $12,076                      $11,587
 5/31/1999          $ 9,299                  $12,015                      $11,703
 6/30/1999          $ 9,628                  $12,458                      $11,882
 7/31/1999          $ 9,507                  $12,378                      $11,844
 8/31/1999          $ 9,591                  $12,222                      $11,778
 9/30/1999          $ 9,560                  $12,303                      $11,509
10/31/1999          $ 9,698                  $12,784                      $11,819
11/30/1999          $10,101                  $13,526                      $12,196
12/31/1999          $10,859                  $15,358                      $13,001
 1/31/2000          $11,104                  $15,354                      $13,104
 2/29/2000          $11,798                  $16,646                      $13,444
 3/31/2000          $12,201                  $16,622                      $13,801
 4/30/2000          $12,009                  $15,474                      $13,472
 5/31/2000          $11,807                  $14,806                      $13,232
 6/30/2000          $12,283                  $15,568                      $14,012
 7/31/2000          $12,085                  $15,106                      $13,842
 8/31/2000          $13,078                  $16,266                      $15,063
 9/30/2000          $12,970                  $15,735                      $14,644
10/31/2000          $12,657                  $15,120                      $14,094
11/30/2000          $11,527                  $13,312                      $12,631
12/31/2000          $12,527                  $13,822                      $13,310
 1/31/2001          $13,425                  $14,682                      $14,328
 2/28/2001          $12,629                  $13,579                      $13,279
 3/31/2001          $12,206                  $12,991                      $12,639
 4/30/2001          $13,056                  $13,863                      $13,134
 5/31/2001          $12,964                  $13,777                      $13,004
 6/30/2001          $12,716                  $13,559                      $12,573
 7/31/2001          $12,555                  $13,364                      $12,452
 8/31/2001          $12,165                  $13,128                      $12,211
 9/30/2001          $11,093                  $12,343                      $11,422
10/31/2001          $11,498                  $12,599                      $11,583
11/30/2001          $12,214                  $12,936                      $12,042
12/31/2001          $12,629                  $13,208                      $12,229
 1/31/2002          $12,400                  $12,999                      $11,978
 2/28/2002          $12,089                  $12,631                      $11,560
 3/31/2002          $12,674                  $13,082                      $11,991
 4/30/2002          $12,578                  $12,894                      $11,767
 5/31/2002          $12,326                  $12,781                      $11,679
 6/30/2002          $11,407                  $12,105                      $11,072
 7/31/2002          $10,439                  $11,365                      $10,393
 8/31/2002          $10,562                  $11,506                      $10,607
 9/30/2002          $ 9,979                  $11,100                      $10,067
10/31/2002          $10,148                  $11,348                      $10,419
11/30/2002          $10,941                  $12,165                      $11,247
12/31/2002          $10,665                  $12,074                      $11,095
 1/31/2003          $10,759                  $12,269                      $11,257
 2/28/2003          $10,722                  $12,239                      $11,197
 3/31/2003          $10,879                  $12,446                      $11,293
 4/30/2003          $11,611                  $13,074                      $11,837
 5/31/2003          $12,372                  $13,682                      $12,386
 6/30/2003          $12,576                  $13,769                      $12,335
 7/31/2003          $12,768                  $13,808                      $12,424
 8/31/2003          $12,893                  $13,979                      $12,603
 9/30/2003          $12,991                  $14,152                      $12,736
10/31/2003          $13,506                  $14,660                      $13,120
11/30/2003          $13,924                  $14,899                      $13,303
12/31/2003          $14,445                  $15,352                      $13,678
 1/31/2004          $14,898                  $15,818                      $13,991
 2/29/2004          $15,045                  $15,943                      $14,076
 3/31/2004          $15,204                  $16,003                      $14,129
 4/30/2004          $15,144                  $15,617                      $13,815
 5/31/2004          $15,204                  $15,657                      $13,908
 6/30/2004          $15,445                  $15,911                      $14,147
 7/31/2004          $15,053                  $15,483                      $13,834
 8/31/2004          $15,063                  $15,514                      $13,796
 9/30/2004          $15,477                  $15,780                      $13,998
10/31/2004          $15,406                  $15,850                      $14,033
11/30/2004          $16,158                  $16,426                      $14,459
12/31/2004          $16,760                  $16,828                      $14,765
 1/31/2005          $16,419                  $16,460                      $14,405
 2/28/2005          $16,461                  $16,421                      $14,503
 3/31/2005          $16,291                  $16,042                      $14,242
 4/30/2005          $15,866                  $15,513                      $13,952
 5/31/2005          $16,488                  $15,912                      $14,282
 6/30/2005          $16,969                  $16,247                      $14,500
 7/31/2005          $17,681                  $16,766                      $14,978
 8/31/2005          $17,660                  $16,755                      $14,956
 9/30/2005          $17,824                  $16,921                      $15,209
10/31/2005          $17,371                  $16,562                      $14,952
11/30/2005          $17,603                  $16,864                      $15,120
12/31/2005          $17,921                  $16,999                      $15,293
 1/31/2006          $18,532                  $17,699                      $15,766
 2/28/2006          $18,587                  $17,658                      $15,819
 3/31/2006          $18,768                  $17,903                      $15,904
 4/30/2006          $18,824                  $18,055                      $16,026
 5/31/2006          $18,533                  $17,773                      $15,796
 6/30/2006          $18,500                  $17,770                      $15,774
 7/31/2006          $18,421                  $17,810                      $15,846
 8/31/2006          $18,703                  $18,050                      $16,099
 9/30/2006          $18,999                  $18,265                      $16,413
10/31/2006          $19,533                  $18,737                      $16,757
11/30/2006          $20,067                  $19,107                      $17,047
12/31/2006          $20,099                  $19,180                      $17,216
 1/31/2007          $20,592                  $19,595
 2/28/2007          $20,555                  $19,601
 3/31/2007          $20,724                  $19,660
 4/30/2007          $21,232                  $20,123
 5/31/2007          $21,802                  $20,578
 6/30/2007          $21,519                  $20,515
 7/31/2007          $20,919                  $20,024
 8/31/2007          $20,894                  $20,001
 9/30/2007          $21,628                  $20,720
10/31/2007          $21,616                  $21,120

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     10/31/07
------------------------------------
1-Year                        +8.95%
------------------------------------
5-Year                       +15.46%
------------------------------------
10-Year                       +7.86%
------------------------------------

CLASS C (11/1/97-10/31/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Convertible   ML All U.S. Convertibles      Goldman Sachs/Bloomberg
   Date         Securities Fund              Index 8           U.S. Convertible 100 Index 8
--------------------------------------------------------------------------------------------
 11/1/1997          $10,000                  $10,000                      $10,000
11/30/1997          $10,083                  $10,004                      $ 9,966
12/31/1997          $10,212                  $10,102                      $10,010
 1/31/1998          $10,065                  $10,133                      $ 9,969
 2/28/1998          $10,296                  $10,582                      $10,489
 3/31/1998          $10,378                  $10,971                      $10,876
 4/30/1998          $10,498                  $11,040                      $10,995
 5/31/1998          $10,199                  $10,796                      $10,698
 6/30/1998          $ 9,982                  $10,887                      $10,761
 7/31/1998          $ 9,727                  $10,714                      $10,522
 8/31/1998          $ 8,653                  $ 9,483                      $ 9,304
 9/30/1998          $ 8,821                  $ 9,672                      $ 9,483
10/31/1998          $ 8,939                  $ 9,922                      $ 9,857
11/30/1998          $ 9,247                  $10,396                      $10,297
12/31/1998          $ 9,430                  $11,004                      $10,784
 1/31/1999          $ 9,641                  $11,547                      $11,126
 2/28/1999          $ 9,185                  $11,144                      $10,780
 3/31/1999          $ 9,172                  $11,605                      $10,971
 4/30/1999          $ 9,557                  $12,076                      $11,587
 5/31/1999          $ 9,755                  $12,015                      $11,703
 6/30/1999          $10,096                  $12,458                      $11,882
 7/31/1999          $ 9,963                  $12,378                      $11,844
 8/31/1999          $10,037                  $12,222                      $11,778
 9/30/1999          $10,006                  $12,303                      $11,509
10/31/1999          $10,144                  $12,784                      $11,819
11/30/1999          $10,561                  $13,526                      $12,196
12/31/1999          $11,342                  $15,358                      $13,001
 1/31/2000          $11,592                  $15,354                      $13,104
 2/29/2000          $12,320                  $16,646                      $13,444
 3/31/2000          $12,725                  $16,622                      $13,801
 4/30/2000          $12,516                  $15,474                      $13,472
 5/31/2000          $12,304                  $14,806                      $13,232
 6/30/2000          $12,787                  $15,568                      $14,012
 7/31/2000          $12,573                  $15,106                      $13,842
 8/31/2000          $13,595                  $16,266                      $15,063
 9/30/2000          $13,475                  $15,735                      $14,644
10/31/2000          $13,140                  $15,120                      $14,094
11/30/2000          $11,955                  $13,312                      $12,631
12/31/2000          $12,998                  $13,822                      $13,310
 1/31/2001          $13,897                  $14,682                      $14,328
 2/28/2001          $13,086                  $13,579                      $13,279
 3/31/2001          $12,638                  $12,991                      $12,639
 4/30/2001          $13,512                  $13,863                      $13,134
 5/31/2001          $13,399                  $13,777                      $13,004
 6/30/2001          $13,144                  $13,559                      $12,573
 7/31/2001          $12,960                  $13,364                      $12,452
 8/31/2001          $12,557                  $13,128                      $12,211
 9/30/2001          $11,447                  $12,343                      $11,422
10/31/2001          $11,851                  $12,599                      $11,583
11/30/2001          $12,575                  $12,936                      $12,042
12/31/2001          $12,998                  $13,208                      $12,229
 1/31/2002          $12,753                  $12,999                      $11,978
 2/28/2002          $12,434                  $12,631                      $11,560
 3/31/2002          $13,022                  $13,082                      $11,991
 4/30/2002          $12,914                  $12,894                      $11,767
 5/31/2002          $12,655                  $12,781                      $11,679
 6/30/2002          $11,700                  $12,105                      $11,072
 7/31/2002          $10,695                  $11,365                      $10,393
 8/31/2002          $10,823                  $11,506                      $10,607
 9/30/2002          $10,215                  $11,100                      $10,067
10/31/2002          $10,386                  $11,348                      $10,419
11/30/2002          $11,193                  $12,165                      $11,247
12/31/2002          $10,896                  $12,074                      $11,095
 1/31/2003          $10,992                  $12,269                      $11,257
 2/28/2003          $10,944                  $12,239                      $11,197
 3/31/2003          $11,099                  $12,446                      $11,293
 4/30/2003          $11,830                  $13,074                      $11,837
 5/31/2003          $12,601                  $13,682                      $12,386
 6/30/2003          $12,809                  $13,769                      $12,335
 7/31/2003          $12,986                  $13,808                      $12,424
 8/31/2003          $13,104                  $13,979                      $12,603
 9/30/2003          $13,202                  $14,152                      $12,736
10/31/2003          $13,719                  $14,660                      $13,120
11/30/2003          $14,126                  $14,899                      $13,303
12/31/2003          $14,655                  $15,352                      $13,678
 1/31/2004          $15,107                  $15,818                      $13,991
 2/29/2004          $15,248                  $15,943                      $14,076
 3/31/2004          $15,390                  $16,003                      $14,129
 4/30/2004          $15,330                  $15,617                      $13,815
 5/31/2004          $15,380                  $15,657                      $13,908
 6/30/2004          $15,608                  $15,911                      $14,147
 7/31/2004          $15,200                  $15,483                      $13,834
 8/31/2004          $15,200                  $15,514                      $13,796
 9/30/2004          $15,614                  $15,780                      $13,998
10/31/2004          $15,531                  $15,850                      $14,033
11/30/2004          $16,285                  $16,426                      $14,459
12/31/2004          $16,868                  $16,828                      $14,765
 1/31/2005          $16,523                  $16,460                      $14,405
 2/28/2005          $16,544                  $16,421                      $14,503
 3/31/2005          $16,374                  $16,042                      $14,242
 4/30/2005          $15,933                  $15,513                      $13,952
 5/31/2005          $16,552                  $15,912                      $14,282
 6/30/2005          $17,019                  $16,247                      $14,500
 7/31/2005          $17,717                  $16,766                      $14,978
 8/31/2005          $17,695                  $16,755                      $14,956
 9/30/2005          $17,840                  $16,921                      $15,209
10/31/2005          $17,383                  $16,562                      $14,952
11/30/2005          $17,606                  $16,864                      $15,120
12/31/2005          $17,906                  $16,999                      $15,293
 1/31/2006          $18,509                  $17,699                      $15,766
 2/28/2006          $18,543                  $17,658                      $15,819
 3/31/2006          $18,713                  $17,903                      $15,904
 4/30/2006          $18,758                  $18,055                      $16,026
 5/31/2006          $18,466                  $17,773                      $15,796
 6/30/2006          $18,421                  $17,770                      $15,774
 7/31/2006          $18,331                  $17,810                      $15,846
 8/31/2006          $18,591                  $18,050                      $16,099
 9/30/2006          $18,875                  $18,265                      $16,413
10/31/2006          $19,387                  $18,737                      $16,757
11/30/2006          $19,911                  $19,107                      $17,047
12/31/2006          $19,929                  $19,180                      $17,216
 1/31/2007          $20,410                  $19,595
 2/28/2007          $20,361                  $19,601
 3/31/2007          $20,517                  $19,660
 4/30/2007          $21,012                  $20,123
 5/31/2007          $21,557                  $20,578
 6/30/2007          $21,273                  $20,515
 7/31/2007          $20,662                  $20,024
 8/31/2007          $20,624                  $20,001
 9/30/2007          $21,328                  $20,720
10/31/2007          $21,315                  $21,120


22 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index was discontinued as of 12/31/06.


                                                              Annual Report | 23

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,018.10                $4.37
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.87                $4.38
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,014.40                $8.17
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,017.09                $8.19
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86% and C: 1.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 25

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return by emphasizing high, current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Equity Income Fund - Class A posted a +7.40% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 1000 (R) Value Index, which returned +10.83%. 1 The Fund underperformed the +14.56% total return of its broad benchmark, the Standard & Poor's 500 Index (S&P 500). 2 The Fund also underperformed its peers in the Lipper Equity Income Funds Classification Average, which returned +13.39% for the same period. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 31.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 2.1% in the fourth quarter of 2006, but slowed to an annualized 0.6% rate in the first quarter of 2007 due in part to higher imports and lower spending for nondurable goods. In the second quarter, however, GDP growth

1. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/07, there were 259 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.


26 | Annual Report
advanced at an annualized 3.8% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures. GDP grew an estimated annualized 4.9% in the third quarter of 2007 despite a struggling housing market that grew more fragile with the abrupt unraveling of the sub-prime mortgage market.

The unemployment rate increased from 4.4% at the beginning of the period to 4.7% in October 2007. 4 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 4

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.61% at the beginning of the period to 4.48% on October 31, 2007.

After stock market sell-offs in late February and mid-March, markets rebounded in the second quarter of 2007 amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indexes recovered from early September losses in the wake of Fed actions mid-month. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +17.94%, the broader S&P 500 returned +14.56%, and the technology-heavy NASDAQ Composite Index returned +21.72%. 5 The energy, information technology and materials sectors performed particularly well.

PORTFOLIO BREAKDOWN

Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Finance*                                            25.7%
Producer Manufacturing                              11.3%
Electronic Technology                                9.6%
Energy Minerals                                      9.1%
Communications                                       6.3%
Consumer Non-Durables                                5.9%
Retail Trade                                         5.3%
Health Technology                                    4.8%
Technology Services                                  3.6%
Transportation                                       2.9%
Other                                               12.1%
Short-Term Investments & Other Net Assets            3.4%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in the finance sector, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework.

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 2 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                              Annual Report | 27

DIVIDEND DISTRIBUTIONS*

Franklin Equity Income Fund
11/1/06-10/31/07
--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                        -----------------------------------------------------
MONTH                     CLASS A       CLASS B       CLASS C       CLASS R
--------------------------------------------------------------------------------
November                 3.24 cents    1.92 cents    1.92 cents    2.79 cents
--------------------------------------------------------------------------------
December**               9.23 cents    7.81 cents    7.85 cents    8.73 cents
--------------------------------------------------------------------------------
January                  3.24 cents    1.82 cents    1.86 cents    2.74 cents
--------------------------------------------------------------------------------
February                 3.24 cents    1.82 cents    1.86 cents    2.74 cents
--------------------------------------------------------------------------------
March                    3.24 cents    1.85 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
April                    3.24 cents    1.85 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
May                      3.24 cents    1.85 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
June                     3.24 cents    1.83 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
July                     3.24 cents    1.83 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
August                   3.24 cents    1.83 cents    1.86 cents    2.75 cents
--------------------------------------------------------------------------------
September                3.24 cents    1.83 cents    1.85 cents    2.75 cents
--------------------------------------------------------------------------------
October                  3.24 cents    1.83 cents    1.85 cents    2.75 cents
================================================================================
TOTAL                   44.87 CENTS   28.07 CENTS   28.35 CENTS   39.00 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 5.99 cent per share distribution to meet excise tax requirements.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong, but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Among the most significant sectors contributing to Fund performance for the 12 months under review were electronic technology, energy minerals, communications and utilities.

In the electronic technology sector, Finland-based mobile phone maker Nokia was the Fund's top performing position. Other key contributors included semiconductor manufacturer Intel and defense contractor Raytheon. In the related technology services sector, Microsoft also boosted Fund performance.


28 | Annual Report

In the energy minerals sector, integrated oil companies Chevron, ConocoPhillips and Exxon Mobil supported Fund returns. In the consumer non-durables sector, Coca-Cola, Unilever and beverage company Diageo performed well, while in the producer manufacturing sector, Honeywell International provided a strong return.

Communications holdings AT&T and America Movil also positively affected Fund performance. AT&T is the largest telecommunication company in the U.S., while Mexico-based America Movil is Latin America's largest wireless telecommunication company.

Within the health services sector, the Fund's position in prescription benefit manager Caremark Rx helped boost performance, as a bidding war broke out for the company between pharmacy chain CVS Caremark and competing prescription benefit manager Express Scripts. We sought to take advantage of the stock's strength and sold the position by period-end.

Additionally, the utilities sector provided a strong boost to Fund performance with the buyout announcement of Texas-based utility TXU by a group of private equity firms. Another sector position that aided Fund performance was Public Service Enterprise Group. By period-end we realized profits and sold both positions.

By contrast, sectors that hindered Fund returns during the reporting period were finance, consumer durables and retail trade.

During the period, Fund performance was hurt the most by our exposure to the finance sector. The recent crisis in the housing market and the related fallout felt in the subprime mortgage market carried over to many financial companies that have, or are perceived to have, exposure to mortgages or mortgage-related securities. Among the particularly hard hit were Fund positions in online brokerage firm E*TRADE Financial, MBIA and iStar Financial (a real estate investment trust).

E*TRADE Financial owned mortgage investments and suffered some losses in those positions. MBIA is a leading insurance provider for municipal bonds, asset- and mortgage-backed securities, and stable corporate bonds. Investor concerns about eventual liabilities for mortgage-backed securities insured by MBIA exerted pressure on the stock. Meanwhile, shares of commercial real estate lender iStar Financial declined due in part to concerns about a spread of the residential mortgage crisis into the commercial real estate market. Additional investments in the finance sector that were caught up in this crisis included Citigroup, Merrill Lynch, Washington Mutual and specialty lender CapitalSource, all of which detracted from Fund performance during the period.

TOP 10 HOLDINGS

Franklin Equity Income Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
AT&T Inc.                                                                  3.2%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Bank of America Corp.                                                      2.5%
   FINANCE
--------------------------------------------------------------------------------
Chevron Corp.                                                              2.4%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Nokia Corp., ADR (Finland)                                                 2.3%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                      2.3%
   FINANCE
--------------------------------------------------------------------------------
General Electric Co.                                                       2.3%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
ConocoPhillips                                                             2.2%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Intel Corp.                                                                2.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
America Movil SAB de CV, L, ADR (Mexico)                                   2.1%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          2.1%
   ENERGY MINERALS
--------------------------------------------------------------------------------


                                                              Annual Report | 29

The Fund felt a more direct impact of housing market weakness from its investments in homebuilder D.R. Horton in the consumer durables sector, and home improvement chain Home Depot and upscale department store chain Nordstrom in the retail trade sector. We sold our D.R. Horton position by period-end.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Alan E. Muschott,

                          Alan E. Muschott, CFA

[PHOTO OMITTED]           /s/ Edward D. Perks,

                          Edward D. Perks, CFA

[PHOTO OMITTED]           /s/ Frank M. Felicelli,

                          Frank M. Felicelli, CFA

                          Portfolio Management Team
                          Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

Performance Summary as of 10/31/07

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FISEX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.26            $22.41         $22.67
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.4487
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1683
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.2605
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.8775
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBEIX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.27            $22.30         $22.57
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2807
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1683
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.2605
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.7095
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRETX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.27            $22.31         $22.58
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2835
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1683
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.2605
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.7123
---------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FREIX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.25            $22.43         $22.68
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3900
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1683
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.2605
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.8188
---------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                             1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.40%    +77.25%         +97.65%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +1.24%    +10.81%          +6.42%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $10,124    $16,707         $18,626
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                   +4.98%    +12.21%          +6.21%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                     1.63%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6             1.97%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7       0.93%
--------------------------------------------------------------------------------------------
CLASS B                                             1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.59%    +70.84%         +62.37%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.64%    +11.04%          +5.64%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $10,264    $16,884         $16,237
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                   +6.59%    +12.45%          +5.79%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                     0.98%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6             1.31%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7       1.67%
--------------------------------------------------------------------------------------------
CLASS C                                             1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.60%    +70.78%         +83.46%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +5.61%    +11.30%          +6.26%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $10,561    $17,078         $18,346
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                   +9.59%    +12.69%          +6.04%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                     1.00%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6             1.31%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7       1.67%
--------------------------------------------------------------------------------------------
CLASS R                                             1-YEAR     5-YEAR    INCEPTION (8/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.11%    +75.05%         +67.75%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +7.11%    +11.85%         +10.36%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $10,711    $17,505         $16,775
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                  +11.16%    +13.27%         +10.71%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                     1.47%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6             1.83%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7       1.18%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/97-10/31/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Lipper Equity Income
             Franklin Equity    Russell 1000               Funds Classification
Date           Income Fund     Value Index 8   S&P 500 8         Average 8         CPI 8
-----------------------------------------------------------------------------------------
11/1/1997        $ 9,424          $10,000       $10,000           $10,000         $10,000
11/30/1997       $ 9,841          $10,442       $10,463           $10,379         $ 9,994
12/31/1997       $10,119          $10,747       $10,643           $10,646         $ 9,981
1/31/1998        $10,049          $10,595       $10,760           $10,616         $10,000
2/28/1998        $10,434          $11,308       $11,536           $11,130         $10,019
3/31/1998        $10,986          $12,000       $12,127           $11,680         $10,037
4/30/1998        $10,842          $12,080       $12,249           $11,660         $10,056
5/31/1998        $10,678          $11,901       $12,039           $11,482         $10,074
6/30/1998        $10,658          $12,053       $12,528           $11,580         $10,087
7/31/1998        $10,357          $11,841       $12,394           $11,294         $10,099
8/31/1998        $ 9,535          $10,079       $10,602           $10,000         $10,111
9/30/1998        $10,037          $10,657       $11,282           $10,585         $10,124
10/31/1998       $10,457          $11,483       $12,199           $11,238         $10,149
11/30/1998       $10,794          $12,018       $12,939           $11,682         $10,149
12/31/1998       $10,796          $12,427       $13,684           $12,030         $10,142
1/31/1999        $10,590          $12,526       $14,256           $11,946         $10,167
2/28/1999        $10,407          $12,349       $13,813           $11,713         $10,179
3/31/1999        $10,542          $12,605       $14,366           $11,972         $10,210
4/30/1999        $11,376          $13,782       $14,922           $12,804         $10,285
5/31/1999        $11,501          $13,630       $14,570           $12,728         $10,285
6/30/1999        $11,638          $14,026       $15,378           $13,098         $10,285
7/31/1999        $11,321          $13,615       $14,898           $12,739         $10,316
8/31/1999        $11,050          $13,110       $14,825           $12,404         $10,340
9/30/1999        $10,744          $12,652       $14,418           $11,986         $10,390
10/31/1999       $10,969          $13,380       $15,331           $12,438         $10,408
11/30/1999       $10,850          $13,276       $15,642           $12,367         $10,415
12/31/1999       $10,882          $13,340       $16,563           $12,505         $10,415
1/31/2000        $10,544          $12,905       $15,731           $12,086         $10,446
2/29/2000        $ 9,983          $11,946       $15,433           $11,397         $10,507
3/31/2000        $10,934          $13,403       $16,943           $12,509         $10,594
4/30/2000        $11,048          $13,247       $16,434           $12,467         $10,600
5/31/2000        $11,274          $13,387       $16,096           $12,691         $10,613
6/30/2000        $11,026          $12,775       $16,493           $12,370         $10,668
7/31/2000        $11,127          $12,935       $16,235           $12,427         $10,693
8/31/2000        $11,913          $13,655       $17,244           $13,143         $10,693
9/30/2000        $12,091          $13,780       $16,333           $13,225         $10,749
10/31/2000       $12,510          $14,118       $16,264           $13,481         $10,767
11/30/2000       $12,240          $13,594       $14,982           $13,032         $10,774
12/31/2000       $12,906          $14,275       $15,055           $13,743         $10,767
1/31/2001        $13,038          $14,330       $15,590           $13,835         $10,835
2/28/2001        $12,773          $13,932       $14,168           $13,488         $10,879
3/31/2001        $12,377          $13,440       $13,271           $13,074         $10,903
4/30/2001        $12,974          $14,099       $14,302           $13,793         $10,947
5/31/2001        $13,172          $14,415       $14,398           $14,019         $10,996
6/30/2001        $12,957          $14,096       $14,047           $13,663         $11,015
7/31/2001        $13,130          $14,066       $13,909           $13,633         $10,984
8/31/2001        $12,790          $13,502       $13,038           $13,219         $10,984
9/30/2001        $11,817          $12,552       $11,985           $12,354         $11,033
10/31/2001       $11,732          $12,444       $12,214           $12,383         $10,996
11/30/2001       $12,441          $13,167       $13,151           $12,981         $10,978
12/31/2001       $12,734          $13,477       $13,266           $13,257         $10,934
1/31/2002        $12,709          $13,374       $13,072           $13,109         $10,959
2/28/2002        $12,871          $13,395       $12,820           $13,182         $11,002
3/31/2002        $13,262          $14,029       $13,302           $13,709         $11,064
4/30/2002        $12,860          $13,548       $12,496           $13,289         $11,126
5/31/2002        $13,016          $13,616       $12,404           $13,263         $11,126
6/30/2002        $12,228          $12,834       $11,520           $12,461         $11,132
7/31/2002        $11,223          $11,641       $10,622           $11,427         $11,145
8/31/2002        $11,293          $11,729       $10,692           $11,535         $11,182
9/30/2002        $ 9,943          $10,425        $9,530           $10,338         $11,200
10/31/2002       $10,509          $11,197       $10,369           $10,923         $11,219
11/30/2002       $11,233          $11,902       $10,979           $11,549         $11,219
12/31/2002       $10,810          $11,385       $10,334           $11,147         $11,194
1/31/2003        $10,378          $11,110       $10,063           $10,827         $11,244
2/28/2003        $ 9,981          $10,814       $ 9,912           $10,543         $11,330
3/31/2003        $ 9,976          $10,831       $10,009           $10,566         $11,399
4/30/2003        $10,730          $11,785       $10,833           $11,380         $11,374
5/31/2003        $11,458          $12,546       $11,404           $12,111         $11,355
6/30/2003        $11,646          $12,703       $11,549           $12,255         $11,368
7/31/2003        $11,683          $12,892       $11,753           $12,393         $11,380
8/31/2003        $11,837          $13,093       $11,982           $12,593         $11,423
9/30/2003        $11,790          $12,965       $11,855           $12,487         $11,460
10/31/2003       $12,476          $13,758       $12,526           $13,109         $11,448
11/30/2003       $12,632          $13,945       $12,636           $13,285         $11,417
12/31/2003       $13,500          $14,804       $13,298           $14,072         $11,405
1/31/2004        $13,698          $15,065       $13,543           $14,244         $11,460
2/29/2004        $13,911          $15,388       $13,731           $14,522         $11,522
3/31/2004        $13,709          $15,253       $13,524           $14,379         $11,597
4/30/2004        $13,527          $14,880       $13,311           $14,113         $11,634
5/31/2004        $13,614          $15,032       $13,494           $14,191         $11,702
6/30/2004        $13,934          $15,387       $13,756           $14,516         $11,739
7/31/2004        $13,681          $15,170       $13,301           $14,232         $11,720
8/31/2004        $13,868          $15,386       $13,355           $14,395         $11,726
9/30/2004        $13,948          $15,625       $13,500           $14,605         $11,751
10/31/2004       $13,978          $15,884       $13,706           $14,769         $11,813
11/30/2004       $14,522          $16,687       $14,260           $15,441         $11,819
12/31/2004       $14,914          $17,246       $14,746           $15,909         $11,776
1/31/2005        $14,628          $16,940       $14,386           $15,630         $11,801
2/28/2005        $15,148          $17,502       $14,689           $16,127         $11,869
3/31/2005        $14,774          $17,261       $14,429           $15,857         $11,962
4/30/2005        $14,596          $16,952       $14,155           $15,595         $12,042
5/31/2005        $14,793          $17,360       $14,606           $15,926         $12,030
6/30/2005        $14,882          $17,550       $14,626           $16,088         $12,036
7/31/2005        $15,108          $18,058       $15,170           $16,583         $12,092
8/31/2005        $15,059          $17,980       $15,032           $16,474         $12,153
9/30/2005        $15,221          $18,232       $15,154           $16,607         $12,302
10/31/2005       $14,946          $17,769       $14,901           $16,269         $12,327
11/30/2005       $15,305          $18,350       $15,465           $16,729         $12,228
12/31/2005       $15,392          $18,463       $15,470           $16,816         $12,178
1/31/2006        $15,771          $19,180       $15,880           $17,369         $12,271
2/28/2006        $15,795          $19,297       $15,923           $17,432         $12,296
3/31/2006        $15,910          $19,558       $16,121           $17,671         $12,364
4/30/2006        $16,314          $20,055       $16,337           $18,081         $12,469
5/31/2006        $15,929          $19,549       $15,867           $17,656         $12,531
6/30/2006        $16,022          $19,674       $15,889           $17,717         $12,556
7/31/2006        $16,147          $20,152       $15,987           $18,005         $12,593
8/31/2006        $16,476          $20,489       $16,367           $18,334         $12,618
9/30/2006        $16,845          $20,898       $16,789           $18,631         $12,556
10/31/2006       $17,343          $21,582       $17,336           $19,201         $12,488
11/30/2006       $17,628          $22,074       $17,665           $19,587         $12,469
12/31/2006       $17,910          $22,570       $17,913           $19,949         $12,488
1/31/2007        $18,117          $22,859       $18,184           $20,197         $12,526
2/28/2007        $17,921          $22,502       $17,828           $19,995         $12,593
3/31/2007        $18,071          $22,850       $18,028           $20,267         $12,707
4/30/2007        $18,880          $23,694       $18,826           $21,053         $12,790
5/31/2007        $19,600          $24,549       $19,483           $21,765         $12,868
6/30/2007        $19,180          $23,975       $19,160           $21,419         $12,893
7/31/2007        $18,238          $22,867       $18,566           $20,669         $12,890
8/31/2007        $18,473          $23,123       $18,844           $20,946         $12,866
9/30/2007        $18,766          $23,917       $19,549           $21,585         $12,902
10/31/2007       $18,626          $23,920       $19,860           $21,792         $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
CLASS A                 10/31/07
--------------------------------
1-Year                    +1.24%
--------------------------------
5-Year                   +10.81%
--------------------------------
10-Year                   +6.42%
--------------------------------

CLASS B (1/1/99-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Lipper Equity Income
             Franklin Equity    Russell 1000               Funds Classification
Date           Income Fund     Value Index 8   S&P 500 8         Average 8         CPI 8
-----------------------------------------------------------------------------------------
1/1/1999         $10,000          $10,000       $10,000           $10,000         $10,000
1/31/1999        $ 9,805          $10,080       $10,418           $ 9,930         $10,024
2/28/1999        $ 9,629          $ 9,938       $10,094           $ 9,736         $10,037
3/31/1999        $ 9,748          $10,143       $10,498           $ 9,952         $10,067
4/30/1999        $10,513          $11,091       $10,905           $10,643         $10,140
5/31/1999        $10,617          $10,969       $10,647           $10,580         $10,140
6/30/1999        $10,732          $11,287       $11,238           $10,888         $10,140
7/31/1999        $10,435          $10,957       $10,887           $10,590         $10,171
8/31/1999        $10,179          $10,550       $10,833           $10,311         $10,195
9/30/1999        $ 9,885          $10,181       $10,536           $ 9,964         $10,244
10/31/1999       $10,087          $10,767       $11,203           $10,340         $10,262
11/30/1999       $ 9,966          $10,683       $11,431           $10,281         $10,268
12/31/1999       $10,000          $10,735       $12,104           $10,395         $10,268
1/31/2000        $ 9,677          $10,385       $11,496           $10,047         $10,299
2/29/2000        $ 9,160          $ 9,613       $11,278           $ 9,474         $10,360
3/31/2000        $10,023          $10,786       $12,382           $10,399         $10,445
4/30/2000        $10,116          $10,660       $12,009           $10,363         $10,451
5/31/2000        $10,317          $10,773       $11,763           $10,550         $10,464
6/30/2000        $10,084          $10,280       $12,053           $10,283         $10,519
7/31/2000        $10,171          $10,409       $11,864           $10,330         $10,543
8/31/2000        $10,880          $10,988       $12,601           $10,925         $10,543
9/30/2000        $11,043          $11,089       $11,936           $10,994         $10,598
10/31/2000       $11,415          $11,361       $11,886           $11,206         $10,616
11/30/2000       $11,162          $10,940       $10,949           $10,833         $10,622
12/31/2000       $11,757          $11,488       $11,002           $11,424         $10,616
1/31/2001        $11,876          $11,532       $11,392           $11,501         $10,683
2/28/2001        $11,627          $11,211       $10,354           $11,212         $10,726
3/31/2001        $11,258          $10,815       $ 9,698           $10,868         $10,750
4/30/2001        $11,795          $11,346       $10,451           $11,466         $10,793
5/31/2001        $11,969          $11,600       $10,521           $11,654         $10,842
6/30/2001        $11,761          $11,343       $10,265           $11,358         $10,860
7/31/2001        $11,911          $11,319       $10,164           $11,333         $10,830
8/31/2001        $11,595          $10,866       $ 9,528           $10,988         $10,830
9/30/2001        $10,709          $10,101       $ 8,759           $10,270         $10,879
10/31/2001       $10,619          $10,014       $ 8,926           $10,293         $10,842
11/30/2001       $11,255          $10,596       $ 9,610           $10,790         $10,824
12/31/2001       $11,515          $10,846       $ 9,694           $11,020         $10,781
1/31/2002        $11,486          $10,762       $ 9,553           $10,897         $10,805
2/28/2002        $11,621          $10,779       $ 9,369           $10,958         $10,848
3/31/2002        $11,975          $11,289       $ 9,721           $11,396         $10,909
4/30/2002        $11,604          $10,902       $ 9,132           $11,046         $10,970
5/31/2002        $11,738          $10,957       $ 9,064           $11,025         $10,970
6/30/2002        $11,018          $10,328       $ 8,419           $10,358         $10,976
7/31/2002        $10,108          $ 9,368       $ 7,763           $ 9,499         $10,988
8/31/2002        $10,164          $ 9,438       $ 7,813           $ 9,589         $11,025
9/30/2002        $ 8,945          $ 8,389       $ 6,964           $ 8,594         $11,043
10/31/2002       $ 9,443          $ 9,010       $ 7,577           $ 9,080         $11,062
11/30/2002       $10,096          $ 9,578       $ 8,023           $ 9,600         $11,062
12/31/2002       $ 9,709          $ 9,162       $ 7,552           $ 9,266         $11,037
1/31/2003        $ 9,309          $ 8,940       $ 7,354           $ 9,000         $11,086
2/28/2003        $ 8,953          $ 8,702       $ 7,244           $ 8,764         $11,171
3/31/2003        $ 8,936          $ 8,716       $ 7,314           $ 8,783         $11,239
4/30/2003        $ 9,609          $ 9,484       $ 7,917           $ 9,460         $11,214
5/31/2003        $10,252          $10,096       $ 8,334           $10,067         $11,196
6/30/2003        $10,415          $10,222       $ 8,440           $10,187         $11,208
7/31/2003        $10,442          $10,374       $ 8,589           $10,302         $11,220
8/31/2003        $10,576          $10,536       $ 8,756           $10,468         $11,263
9/30/2003        $10,527          $10,433       $ 8,663           $10,380         $11,300
10/31/2003       $11,129          $11,072       $ 9,153           $10,897         $11,287
11/30/2003       $11,261          $11,222       $ 9,234           $11,043         $11,257
12/31/2003       $12,031          $11,913       $ 9,718           $11,698         $11,245
1/31/2004        $12,202          $12,123       $ 9,897           $11,841         $11,300
2/29/2004        $12,385          $12,383       $10,034           $12,072         $11,361
3/31/2004        $12,196          $12,274       $ 9,883           $11,953         $11,434
4/30/2004        $12,025          $11,974       $ 9,728           $11,732         $11,470
5/31/2004        $12,095          $12,097       $ 9,861           $11,797         $11,538
6/30/2004        $12,373          $12,382       $10,053           $12,067         $11,574
7/31/2004        $12,139          $12,208       $ 9,720           $11,830         $11,556
8/31/2004        $12,298          $12,382       $ 9,759           $11,966         $11,562
9/30/2004        $12,362          $12,573       $ 9,865           $12,141         $11,586
10/31/2004       $12,375          $12,783       $10,016           $12,277         $11,647
11/30/2004       $12,852          $13,429       $10,421           $12,836         $11,653
12/31/2004       $13,192          $13,878       $10,776           $13,224         $11,611
1/31/2005        $12,930          $13,632       $10,513           $12,993         $11,635
2/28/2005        $13,378          $14,084       $10,734           $13,406         $11,702
3/31/2005        $13,044          $13,891       $10,544           $13,181         $11,794
4/30/2005        $12,878          $13,642       $10,344           $12,964         $11,873
5/31/2005        $13,051          $13,970       $10,673           $13,238         $11,861
6/30/2005        $13,115          $14,123       $10,689           $13,373         $11,867
7/31/2005        $13,307          $14,532       $11,086           $13,785         $11,922
8/31/2005        $13,255          $14,469       $10,985           $13,694         $11,983
9/30/2005        $13,390          $14,672       $11,074           $13,805         $12,129
10/31/2005       $13,139          $14,299       $10,889           $13,524         $12,154
11/30/2005       $13,448          $14,767       $11,301           $13,906         $12,056
12/31/2005       $13,516          $14,857       $11,305           $13,979         $12,007
1/31/2006        $13,841          $15,434       $11,604           $14,439         $12,099
2/28/2006        $13,854          $15,529       $11,636           $14,491         $12,123
3/31/2006        $13,947          $15,739       $11,781           $14,689         $12,190
4/30/2006        $14,293          $16,139       $11,939           $15,030         $12,294
5/31/2006        $13,939          $15,731       $11,595           $14,677         $12,355
6/30/2006        $14,012          $15,832       $11,611           $14,728         $12,379
7/31/2006        $14,119          $16,217       $11,683           $14,967         $12,416
8/31/2006        $14,392          $16,488       $11,961           $15,240         $12,441
9/30/2006        $14,707          $16,817       $12,269           $15,487         $12,379
10/31/2006       $15,135          $17,367       $12,669           $15,961         $12,312
11/30/2006       $15,369          $17,764       $12,909           $16,282         $12,294
12/31/2006       $15,613          $18,163       $13,091           $16,583         $12,312
1/31/2007        $15,794          $18,395       $13,289           $16,789         $12,350
2/28/2007        $15,624          $18,108       $13,029           $16,621         $12,416
3/31/2007        $15,755          $18,388       $13,174           $16,847         $12,529
4/30/2007        $16,461          $19,067       $13,758           $17,501         $12,610
5/31/2007        $17,088          $19,755       $14,238           $18,092         $12,688
6/30/2007        $16,722          $19,294       $14,001           $17,805         $12,712
7/31/2007        $15,901          $18,401       $13,567           $17,181         $12,709
8/31/2007        $16,106          $18,608       $13,771           $17,412         $12,686
9/30/2007        $16,361          $19,247       $14,286           $17,943         $12,721
10/31/2007       $16,237          $19,249       $14,513           $18,115         $12,748

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS B                         10/31/07
----------------------------------------
1-Year                            +2.64%
----------------------------------------
5-Year                           +11.04%
----------------------------------------
Since Inception (1/1/99)          +5.64%
----------------------------------------


                                                              Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS C               10/31/07
-------------------------------
1-Year                  +5.61%
-------------------------------
5-Year                 +11.30%
-------------------------------
10-Year                 +6.26%
-------------------------------

CLASS C (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Lipper Equity Income
             Franklin Equity    Russell 1000               Funds Classification
Date           Income Fund     Value Index 8   S&P 500 8         Average 8         CPI 8
-----------------------------------------------------------------------------------------
11/1/1997        $10,000          $10,000       $10,000           $10,000         $10,000
11/30/1997       $10,437          $10,442       $10,463           $10,379         $ 9,994
12/31/1997       $10,726          $10,747       $10,643           $10,646         $ 9,981
1/31/1998        $10,644          $10,595       $10,760           $10,616         $10,000
2/28/1998        $11,047          $11,308       $11,536           $11,130         $10,019
3/31/1998        $11,625          $12,000       $12,127           $11,680         $10,037
4/30/1998        $11,460          $12,080       $12,249           $11,660         $10,056
5/31/1998        $11,279          $11,901       $12,039           $11,482         $10,074
6/30/1998        $11,257          $12,053       $12,528           $11,580         $10,087
7/31/1998        $10,932          $11,841       $12,394           $11,294         $10,099
8/31/1998        $10,055          $10,079       $10,602           $10,000         $10,111
9/30/1998        $10,579          $10,657       $11,282           $10,585         $10,124
10/31/1998       $11,016          $11,483       $12,199           $11,238         $10,149
11/30/1998       $11,366          $12,018       $12,939           $11,682         $10,149
12/31/1998       $11,355          $12,427       $13,684           $12,030         $10,142
1/31/1999        $11,138          $12,526       $14,256           $11,946         $10,167
2/28/1999        $10,938          $12,349       $13,813           $11,713         $10,179
3/31/1999        $11,073          $12,605       $14,366           $11,972         $10,210
4/30/1999        $11,944          $13,782       $14,922           $12,804         $10,285
5/31/1999        $12,062          $13,630       $14,570           $12,728         $10,285
6/30/1999        $12,199          $14,026       $15,378           $13,098         $10,285
7/31/1999        $11,860          $13,615       $14,898           $12,739         $10,316
8/31/1999        $11,568          $13,110       $14,825           $12,404         $10,340
9/30/1999        $11,240          $12,652       $14,418           $11,986         $10,390
10/31/1999       $11,468          $13,380       $15,331           $12,438         $10,408
11/30/1999       $11,337          $13,276       $15,642           $12,367         $10,415
12/31/1999       $11,361          $13,340       $16,563           $12,505         $10,415
1/31/2000        $10,999          $12,905       $15,731           $12,086         $10,446
2/29/2000        $10,410          $11,946       $15,433           $11,397         $10,507
3/31/2000        $11,396          $13,403       $16,943           $12,509         $10,594
4/30/2000        $11,508          $13,247       $16,434           $12,467         $10,600
5/31/2000        $11,737          $13,387       $16,096           $12,691         $10,613
6/30/2000        $11,471          $12,775       $16,493           $12,370         $10,668
7/31/2000        $11,570          $12,935       $16,235           $12,427         $10,693
8/31/2000        $12,376          $13,655       $17,244           $13,143         $10,693
9/30/2000        $12,560          $13,780       $16,333           $13,225         $10,749
10/31/2000       $12,989          $14,118       $16,264           $13,481         $10,767
11/30/2000       $12,701          $13,594       $14,982           $13,032         $10,774
12/31/2000       $13,378          $14,275       $15,055           $13,743         $10,767
1/31/2001        $13,506          $14,330       $15,590           $13,835         $10,835
2/28/2001        $13,222          $13,932       $14,168           $13,488         $10,879
3/31/2001        $12,810          $13,440       $13,271           $13,074         $10,903
4/30/2001        $13,420          $14,099       $14,302           $13,793         $10,947
5/31/2001        $13,610          $14,415       $14,398           $14,019         $10,996
6/30/2001        $13,380          $14,096       $14,047           $13,663         $11,015
7/31/2001        $13,550          $14,066       $13,909           $13,633         $10,984
8/31/2001        $13,190          $13,502       $13,038           $13,219         $10,984
9/30/2001        $12,175          $12,552       $11,985           $12,354         $11,033
10/31/2001       $12,080          $12,444       $12,214           $12,383         $10,996
11/30/2001       $12,803          $13,167       $13,151           $12,981         $10,978
12/31/2001       $13,099          $13,477       $13,266           $13,257         $10,934
1/31/2002        $13,066          $13,374       $13,072           $13,109         $10,959
2/28/2002        $13,219          $13,395       $12,820           $13,182         $11,002
3/31/2002        $13,614          $14,029       $13,302           $13,709         $11,064
4/30/2002        $13,200          $13,548       $12,496           $13,289         $11,126
5/31/2002        $13,346          $13,616       $12,404           $13,263         $11,126
6/30/2002        $12,534          $12,834       $11,520           $12,461         $11,132
7/31/2002        $11,499          $11,641       $10,622           $11,427         $11,145
8/31/2002        $11,562          $11,729       $10,692           $11,535         $11,182
9/30/2002        $10,176          $10,425       $ 9,530           $10,338         $11,200
10/31/2002       $10,743          $11,197       $10,369           $10,923         $11,219
11/30/2002       $11,486          $11,902       $10,979           $11,549         $11,219
12/31/2002       $11,039          $11,385       $10,334           $11,147         $11,194
1/31/2003        $10,592          $11,110       $10,063           $10,827         $11,244
2/28/2003        $10,180          $10,814       $ 9,912           $10,543         $11,330
3/31/2003        $10,168          $10,831       $10,009           $10,566         $11,399
4/30/2003        $10,933          $11,785       $10,833           $11,380         $11,374
5/31/2003        $11,664          $12,546       $11,404           $12,111         $11,355
6/30/2003        $11,849          $12,703       $11,549           $12,255         $11,368
7/31/2003        $11,872          $12,892       $11,753           $12,393         $11,380
8/31/2003        $12,030          $13,093       $11,982           $12,593         $11,423
9/30/2003        $11,974          $12,965       $11,855           $12,487         $11,460
10/31/2003       $12,658          $13,758       $12,526           $13,109         $11,448
11/30/2003       $12,808          $13,945       $12,636           $13,285         $11,417
12/31/2003       $13,684          $14,804       $13,298           $14,072         $11,405
1/31/2004        $13,870          $15,065       $13,543           $14,244         $11,460
2/29/2004        $14,085          $15,388       $13,731           $14,522         $11,522
3/31/2004        $13,871          $15,253       $13,524           $14,379         $11,597
4/30/2004        $13,677          $14,880       $13,311           $14,113         $11,634
5/31/2004        $13,756          $15,032       $13,494           $14,191         $11,702
6/30/2004        $14,065          $15,387       $13,756           $14,516         $11,739
7/31/2004        $13,806          $15,170       $13,301           $14,232         $11,720
8/31/2004        $13,987          $15,386       $13,355           $14,395         $11,726
9/30/2004        $14,059          $15,625       $13,500           $14,605         $11,751
10/31/2004       $14,074          $15,884       $13,706           $14,769         $11,813
11/30/2004       $14,615          $16,687       $14,260           $15,441         $11,819
12/31/2004       $15,002          $17,246       $14,746           $15,909         $11,776
1/31/2005        $14,705          $16,940       $14,386           $15,630         $11,801
2/28/2005        $15,213          $17,502       $14,689           $16,127         $11,869
3/31/2005        $14,834          $17,261       $14,429           $15,857         $11,962
4/30/2005        $14,645          $16,952       $14,155           $15,595         $12,042
5/31/2005        $14,841          $17,360       $14,606           $15,926         $12,030
6/30/2005        $14,914          $17,550       $14,626           $16,088         $12,036
7/31/2005        $15,132          $18,058       $15,170           $16,583         $12,092
8/31/2005        $15,074          $17,980       $15,032           $16,474         $12,153
9/30/2005        $15,227          $18,232       $15,154           $16,607         $12,302
10/31/2005       $14,941          $17,769       $14,901           $16,269         $12,327
11/30/2005       $15,292          $18,350       $15,465           $16,729         $12,228
12/31/2005       $15,370          $18,463       $15,470           $16,816         $12,178
1/31/2006        $15,739          $19,180       $15,880           $17,369         $12,271
2/28/2006        $15,754          $19,297       $15,923           $17,432         $12,296
3/31/2006        $15,860          $19,558       $16,121           $17,671         $12,364
4/30/2006        $16,253          $20,055       $16,337           $18,081         $12,469
5/31/2006        $15,851          $19,549       $15,867           $17,656         $12,531
6/30/2006        $15,934          $19,674       $15,889           $17,717         $12,556
7/31/2006        $16,056          $20,152       $15,987           $18,005         $12,593
8/31/2006        $16,367          $20,489       $16,367           $18,334         $12,618
9/30/2006        $16,724          $20,898       $16,789           $18,631         $12,556
10/31/2006       $17,211          $21,582       $17,336           $19,201         $12,488
11/30/2006       $17,477          $22,074       $17,665           $19,587         $12,469
12/31/2006       $17,755          $22,570       $17,913           $19,949         $12,488
1/31/2007        $17,941          $22,859       $18,184           $20,197         $12,526
2/28/2007        $17,744          $22,502       $17,828           $19,995         $12,593
3/31/2007        $17,874          $22,850       $18,028           $20,267         $12,707
4/30/2007        $18,666          $23,694       $18,826           $21,053         $12,790
5/31/2007        $19,369          $24,549       $19,483           $21,765         $12,868
6/30/2007        $18,941          $23,975       $19,160           $21,419         $12,893
7/31/2007        $17,996          $22,867       $18,566           $20,669         $12,890
8/31/2007        $18,218          $23,123       $18,844           $20,946         $12,866
9/30/2007        $18,496          $23,917       $19,549           $21,585         $12,902
10/31/2007       $18,346          $23,920       $19,860           $21,792         $12,929

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS R                     10/31/07
-------------------------------------
1-Year                        +7.11%
-------------------------------------
5-Year                       +11.85%
-------------------------------------
Since Inception (8/1/02)     +10.36%
-------------------------------------

CLASS R (8/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Lipper Equity Income
             Franklin Equity    Russell 1000               Funds Classification
Date           Income Fund     Value Index 8   S&P 500 8         Average 8         CPI 8
-----------------------------------------------------------------------------------------
8/1/2002         $10,000          $10,000       $10,000           $10,000         $10,000
8/31/2002        $10,303          $10,076       $10,066           $10,095         $10,033
9/30/2002        $ 9,070          $ 8,955       $ 8,972           $ 9,047         $10,050
10/31/2002       $ 9,584          $ 9,619       $ 9,761           $ 9,559         $10,067
11/30/2002       $10,248          $10,225       $10,336           $10,107         $10,067
12/31/2002       $ 9,854          $ 9,781       $ 9,729           $ 9,755         $10,044
1/31/2003        $ 9,460          $ 9,544       $ 9,474           $ 9,475         $10,089
2/28/2003        $ 9,096          $ 9,289       $ 9,332           $ 9,227         $10,167
3/31/2003        $ 9,090          $ 9,305       $ 9,422           $ 9,246         $10,228
4/30/2003        $ 9,781          $10,124       $10,198           $ 9,959         $10,205
5/31/2003        $10,436          $10,777       $10,736           $10,599         $10,189
6/30/2003        $10,606          $10,912       $10,873           $10,725         $10,200
7/31/2003        $10,637          $11,075       $11,064           $10,846         $10,211
8/31/2003        $10,776          $11,247       $11,280           $11,021         $10,250
9/30/2003        $10,731          $11,137       $11,160           $10,928         $10,283
10/31/2003       $11,352          $11,819       $11,792           $11,472         $10,272
11/30/2003       $11,492          $11,979       $11,895           $11,626         $10,244
12/31/2003       $12,279          $12,718       $12,519           $12,315         $10,233
1/31/2004        $12,456          $12,941       $12,749           $12,466         $10,283
2/29/2004        $12,648          $13,219       $12,926           $12,709         $10,339
3/31/2004        $12,468          $13,103       $12,731           $12,584         $10,405
4/30/2004        $12,293          $12,783       $12,531           $12,351         $10,439
5/31/2004        $12,369          $12,913       $12,703           $12,419         $10,500
6/30/2004        $12,658          $13,218       $12,950           $12,704         $10,533
7/31/2004        $12,425          $13,032       $12,522           $12,455         $10,516
8/31/2004        $12,599          $13,217       $12,572           $12,598         $10,522
9/30/2004        $12,662          $13,422       $12,709           $12,782         $10,544
10/31/2004       $12,687          $13,645       $12,903           $12,925         $10,600
11/30/2004       $13,178          $14,335       $13,425           $13,513         $10,605
12/31/2004       $13,530          $14,815       $13,882           $13,923         $10,566
1/31/2005        $13,268          $14,552       $13,543           $13,679         $10,589
2/28/2005        $13,737          $15,035       $13,828           $14,114         $10,650
3/31/2005        $13,396          $14,828       $13,583           $13,877         $10,733
4/30/2005        $13,231          $14,563       $13,326           $13,648         $10,805
5/31/2005        $13,413          $14,913       $13,750           $13,937         $10,794
6/30/2005        $13,484          $15,077       $13,769           $14,079         $10,800
7/31/2005        $13,687          $15,513       $14,281           $14,513         $10,850
8/31/2005        $13,646          $15,445       $14,151           $14,417         $10,905
9/30/2005        $13,789          $15,662       $14,266           $14,534         $11,038
10/31/2005       $13,537          $15,264       $14,028           $14,237         $11,061
11/30/2005       $13,853          $15,764       $14,559           $14,640         $10,972
12/31/2005       $13,929          $15,860       $14,564           $14,717         $10,927
1/31/2006        $14,275          $16,476       $14,949           $15,201         $11,011
2/28/2006        $14,294          $16,577       $14,990           $15,255         $11,033
3/31/2006        $14,396          $16,801       $15,176           $15,464         $11,094
4/30/2006        $14,757          $17,228       $15,380           $15,823         $11,188
5/31/2006        $14,399          $16,793       $14,937           $15,451         $11,244
6/30/2006        $14,481          $16,901       $14,958           $15,505         $11,266
7/31/2006        $14,596          $17,311       $15,050           $15,757         $11,299
8/31/2006        $14,885          $17,601       $15,408           $16,045         $11,321
9/30/2006        $15,213          $17,952       $15,805           $16,305         $11,266
10/31/2006       $15,661          $18,540       $16,320           $16,804         $11,205
11/30/2006       $15,915          $18,963       $16,631           $17,142         $11,188
12/31/2006       $16,172          $19,389       $16,864           $17,459         $11,205
1/31/2007        $16,348          $19,636       $17,119           $17,675         $11,239
2/28/2007        $16,168          $19,330       $16,784           $17,498         $11,299
3/31/2007        $16,300          $19,629       $16,972           $17,736         $11,402
4/30/2007        $17,026          $20,355       $17,723           $18,425         $11,476
5/31/2007        $17,678          $21,089       $18,342           $19,047         $11,546
6/30/2007        $17,296          $20,596       $18,037           $18,744         $11,569
7/31/2007        $16,436          $19,644       $17,478           $18,088         $11,566
8/31/2007        $16,652          $19,864       $17,740           $18,331         $11,545
9/30/2007        $16,911          $20,546       $18,403           $18,890         $11,576
10/31/2007       $16,775          $20,548       $18,696           $19,071         $11,601


34 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and R) per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Sources: Standard & Poor's Micropal; Lipper Inc. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/07, there were 259 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 35

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/07         VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  986.60               $4.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.72               $4.53
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  982.80               $8.20
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.94               $8.34
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  982.90               $8.20
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.94               $8.34
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  985.30               $5.70
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.46               $5.80
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; B: 1.64%; C: 1.64%; and R: 1.14%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 37

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac. 2

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Bonds .........................................   58.6%
Mortgage-Backed Securities .............................................   38.7%
Short-Term Investments & Other Net Assets ..............................    2.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +5.05% cumulative total return. The Fund

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

2. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.


38 | Annual Report
underperformed the +6.02% total return of its primary benchmark, the Lehman Brothers (LB) U.S. Treasury: 1-5 Year Index, and the +5.73% total return of its secondary benchmark, the LB U.S. Government: 1-3 Year Index.3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy grew at a moderate but uneven pace for the 12-month period ended October 31, 2007. After ending 2006 with fourth quarter gross domestic product (GDP) growth of 2.1% annualized, the economy decelerated to a surprisingly weak first quarter 2007 annualized growth rate of 0.6%. A surge in exports fueled second quarter 2007 growth to 3.8% annualized. In the third quarter, GDP growth advanced at an estimated 4.9% annualized rate, the fastest pace in over a year. Over the reporting period, consumer spending and personal income remained positive contributors to economic expansion, while a declining housing market, softening employment environment and tighter credit conditions weighed on overall economic growth.

Oil prices exhibited continued volatility and reached a historical high in October. Core inflation, which excludes food and energy costs, remained modest. For October 2007, the core Consumer Price Index (CPI) had a 12-month increase of 2.2%.4 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 1.7%.5 These current levels of inflation lessened near-term concerns and provided the Fed with more flexibility to respond to ongoing economic pressures resulting from tightening credit conditions, energy prices and a weaker dollar.

With continued investor uncertainty, the Fed remained committed to act in an effort to restore some normalcy to the U.S. financial markets. In August, the Fed cut the discount rate (the Fed's interest rate charged to member banks) 50 basis points from 6.25% to 5.75%. In September and October, the Fed made further cuts, bringing the discount rate to 5.00%. After cutting the federal

3. Source: Standard & Poor's Micropal. The LB U.S. Treasury: 1-5 Year Index includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years. The LB U.S. Government: 1-3 Year Index is the 1-3 year component of the LB U.S. Government Index and covers securities issued by the U.S. government, including public obligations of the U.S. Treasury with a remaining maturity of one year up to, but not including, three years and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Bureau of Labor Statistics.

5. Source: Bureau of Economic Analysis.


                                                              Annual Report | 39

DIVIDEND DISTRIBUTIONS*

Franklin Limited Maturity U.S. Government Securities Fund
11/1/06-10/31/07

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A           ADVISOR CLASS
--------------------------------------------------------------------------------
November                                       3.25 cents           3.33 cents
--------------------------------------------------------------------------------
December                                       3.25 cents           3.34 cents
--------------------------------------------------------------------------------
January                                        3.25 cents           3.34 cents
--------------------------------------------------------------------------------
February                                       3.25 cents           3.34 cents
--------------------------------------------------------------------------------
March                                          3.25 cents           3.33 cents
--------------------------------------------------------------------------------
April                                          3.25 cents           3.33 cents
--------------------------------------------------------------------------------
May                                            3.25 cents           3.33 cents
--------------------------------------------------------------------------------
June                                           3.25 cents           3.33 cents
--------------------------------------------------------------------------------
July                                           3.25 cents           3.33 cents
--------------------------------------------------------------------------------
August                                         3.25 cents           3.33 cents
--------------------------------------------------------------------------------
September                                      3.25 cents           3.33 cents
--------------------------------------------------------------------------------
October                                        3.25 cents           3.33 cents
================================================================================
TOTAL                                         39.00 CENTS          39.99 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

funds target rate 50 basis points in September, the Fed lowered the rate an additional 25 basis points to 4.50% at its October meeting. With the latest rate reduction the Fed still seemed concerned about inflation and gave strong indications that further interest rate cuts were not a certainty. The committee noted that "after this action, the upside risks to inflation roughly balance the downside risks to growth." The Fed stated it will continue to "assess the effects of financial and other developments on economic prospects and will act as needed to foster price stability and sustainable economic growth."

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined moderately, with the two-year bill yielding 3.94% at the end of October, down from 4.71% a year earlier. The 10-year U.S. Treasury note ended October yielding 4.48%, compared with 4.61% at the beginning of the period.


40 | Annual Report

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.2 Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the first half of the 12-month reporting period, fixed income markets experienced an environment of low volatility and narrowing risk premiums across most spread sectors. Against this backdrop, U.S. agency and Ginnie Mae (GNMA) mortgage-backed securities (MBS) outperformed comparable high credit-quality U.S. Treasuries for the first half of the period under review. In recent months, concerns regarding a steady U.S. economic slowdown, coupled with problems emanating from increased delinquency and default activity in the subprime mortgage market, heightened risk aversion. As a result, credit and mortgage spreads widened and investors sought safety in U.S. Treasuries.

The Fund invests only in U.S. Treasuries, agency debentures and agency mortgage pass-throughs. In the recent environment, we continued to favor high-quality agency debentures and mortgage pass-throughs. Agency pass-throughs, which offer higher yields than comparable-maturity U.S. government securities, are secured by collateral and are diverse in terms of structure and security type. We sought to enhance returns through sector allocation, and our allocation at period-end emphasized AAA-rated securities.

Sector allocation contributed positively to the Fund's performance versus its benchmark, and mortgage-backed securities were the best performing asset class. As risk premiums and liquidity premiums widened, spreads on investment-grade sectors widened sharply with U.S. agency mortgage-backed securities and debentures underperforming equivalent U.S. Treasuries. Our sector allocation to agency debentures detracted slightly from performance versus the benchmark. As yield spreads of agency debentures widened, we increased allocation to this sector and decreased allocation to U.S. Treasury securities. We continued to look for strong valuations within government bond markets that have lower interest rate risk and emphasized agency debentures and mortgage pass-throughs, as we believed they offered better return potential, as well as an income advantage, over U.S. Treasuries.


                                                              Annual Report | 41

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Kent Burns

                          Kent Burns, CFA

[PHOTO OMITTED]           /s/ Paul Varunok

                          Paul Varunok

                          Portfolio Management Team
                          Franklin Limited Maturity
                          U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


42 | Annual Report

Performance Summary as of 10/31/07

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGVX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.10            $10.00        $9.90
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3900
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSUAX)                              CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.10            $ 9.99        $9.89
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3999
---------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS A                                                         1-YEAR            5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +5.05%           +13.25%        +51.87%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +2.67%            +2.06%         +4.03%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +2.66%            +2.05%         +4.06%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.81%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                        3.46%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                  0.85%
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                   1-YEAR           5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +5.16%           +13.83%        +53.26%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +5.16%            +2.63%         +4.36%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +5.15%            +2.59%         +4.40%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.00%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                        3.66%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                  0.75%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 43

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------
CLASS A                                             10/31/07
-------------------------------------------------------------
1-Year                                                +2.67%
-------------------------------------------------------------
5-Year                                                +2.06%
-------------------------------------------------------------
10-Year                                               +4.03%
-------------------------------------------------------------

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Limited Maturity    Lehman Brothers      Lehman Brothers
                     U.S. Government          U.S. Treasury:      U.S. Government:
     Date            Securities Fund         1-5 Year Index 7     1-3 Year Index 7        CPI 7
-------------   -------------------------    ----------------     ----------------       --------
   11/1/1997             9772                       10000              10000              10000
  11/30/1997             9780                       10020              10025               9994
  12/31/1997             9854                       10095              10092               9981
   1/31/1998             9958                       10214              10189              10000
   2/28/1998             9956                       10210              10198              10019
   3/31/1998             9983                       10244              10237              10037
   4/30/1998            10029                       10293              10287              10056
   5/31/1998            10076                       10356              10342              10074
   6/30/1998            10123                       10414              10395              10087
   7/31/1998            10171                       10459              10444              10099
   8/31/1998            10304                       10625              10571              10111
   9/30/1998            10449                       10826              10713              10124
  10/31/1998            10494                       10870              10765              10149
  11/30/1998            10469                       10842              10754              10149
  12/31/1998            10500                       10878              10795              10142
   1/31/1999            10541                       10924              10836              10167
   2/28/1999            10451                       10825              10788              10179
   3/31/1999            10513                       10901              10861              10210
   4/30/1999            10535                       10933              10895              10285
   5/31/1999            10484                       10896              10887              10285
   6/30/1999            10506                       10927              10919              10285
   7/31/1999            10497                       10952              10953              10316
   8/31/1999            10520                       10983              10983              10340
   9/30/1999            10618                       11061              11055              10390
  10/31/1999            10652                       11080              11085              10408
  11/30/1999            10666                       11092              11106              10415
  12/31/1999            10659                       11084              11116              10415
   1/31/2000            10613                       11064              11114              10446
   2/29/2000            10695                       11143              11189              10507
   3/31/2000            10767                       11239              11257              10594
   4/30/2000            10786                       11250              11285              10600
   5/31/2000            10782                       11298              11326              10613
   6/30/2000            10943                       11438              11449              10668
   7/31/2000            11005                       11512              11523              10693
   8/31/2000            11113                       11611              11610              10693
   9/30/2000            11222                       11705              11701              10749
  10/31/2000            11276                       11773              11765              10767
  11/30/2000            11398                       11906              11879              10774
  12/31/2000            11553                       12077              12024              10767
   1/31/2001            11687                       12231              12183              10835
   2/28/2001            11764                       12326              12262              10879
   3/31/2001            11842                       12429              12361              10903
   4/30/2001            11852                       12428              12397              10947
   5/31/2001            11896                       12489              12465              10996
   6/30/2001            11906                       12531              12510              11015
   7/31/2001            12076                       12713              12657              10984
   8/31/2001            12164                       12809              12737              10984
   9/30/2001            12347                       13054              12950              11033
  10/31/2001            12495                       13211              13079              10996
  11/30/2001            12372                       13124              13043              10978
  12/31/2001            12320                       13098              13050              10934
   1/31/2002            12399                       13133              13082              10959
   2/28/2002            12497                       13217              13148              11002
   3/31/2002            12380                       13070              13053              11064
   4/30/2002            12540                       13262              13212              11126
   5/31/2002            12604                       13338              13263              11126
   6/30/2002            12692                       13476              13382              11132
   7/31/2002            12837                       13700              13543              11145
   8/31/2002            12946                       13792              13598              11182
   9/30/2002            13056                       13982              13708              11200
  10/31/2002            13104                       13995              13742              11219
  11/30/2002            13041                       13902              13703              11219
  12/31/2002            13226                       14097              13835              11194
   1/31/2003            13219                       14075              13837              11244
   2/28/2003            13337                       14179              13900              11330
   3/31/2003            13329                       14197              13928              11399
   4/30/2003            13372                       14226              13956              11374
   5/31/2003            13466                       14354              14013              11355
   6/30/2003            13458                       14358              14035              11368
   7/31/2003            13217                       14176              13944              11380
   8/31/2003            13257                       14183              13950              11423
   9/30/2003            13434                       14393              14092              11460
  10/31/2003            13355                       14297              14034              11448
  11/30/2003            13366                       14286              14031              11417
  12/31/2003            13455                       14387              14114              11405
   1/31/2004            13505                       14434              14147              11460
   2/29/2004            13598                       14539              14221              11522
   3/31/2004            13653                       14615              14268              11597
   4/30/2004            13433                       14375              14123              11634
   5/31/2004            13383                       14346              14106              11702
   6/30/2004            13412                       14359              14107              11739
   7/31/2004            13469                       14431              14163              11720
   8/31/2004            13605                       14588              14268              11726
   9/30/2004            13596                       14582              14256              11751
  10/31/2004            13653                       14644              14305              11813
  11/30/2004            13581                       14529              14234              11819
  12/31/2004            13617                       14580              14264              11776
   1/31/2005            13625                       14571              14262              11801
   2/28/2005            13580                       14503              14233              11869
   3/31/2005            13534                       14487              14229              11962
   4/30/2005            13626                       14610              14312              12042
   5/31/2005            13704                       14687              14371              12030
   6/30/2005            13728                       14721              14399              12036
   7/31/2005            13646                       14631              14358              12092
   8/31/2005            13755                       14760              14449              12153
   9/30/2005            13686                       14683              14412              12302
  10/31/2005            13631                       14652              14408              12327
  11/30/2005            13673                       14709              14454              12228
  12/31/2005            13715                       14775              14511              12178
   1/31/2006            13743                       14783              14539              12271
   2/28/2006            13757                       14782              14554              12296
   3/31/2006            13729                       14778              14572              12364
   4/30/2006            13757                       14815              14619              12469
   5/31/2006            13757                       14828              14640              12531
   6/30/2006            13771                       14851              14667              12556
   7/31/2006            13884                       14981              14778              12593
   8/31/2006            13997                       15111              14886              12618
   9/30/2006            14068                       15201              14963              12556
  10/31/2006            14127                       15262              15025              12488
  11/30/2006            14230                       15355              15104              12469
  12/31/2006            14205                       15330              15110              12488
   1/31/2007            14223                       15349              15143              12526
   2/28/2007            14356                       15506              15262              12593
   3/31/2007            14403                       15561              15322              12707
   4/30/2007            14465                       15622              15377              12790
   5/31/2007            14410                       15567              15368              12868
   6/30/2007            14429                       15623              15433              12893
   7/31/2007            14535                       15800              15561              12890
   8/31/2007            14656                       15994              15705              12866
   9/30/2007            14778                       16105              15819              12902
  10/31/2007            14841                       16180              15886              12929

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------
ADVISOR CLASS                                       10/31/07
-------------------------------------------------------------
1-Year                                                +5.16%
-------------------------------------------------------------
5-Year                                                +2.63%
-------------------------------------------------------------
10-Year                                               +4.36%
-------------------------------------------------------------

ADVISOR CLASS (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Limited Maturity     Lehman Brothers       Lehman Brothers
                       U.S. Government           U.S. Treasury:       U.S. Government:
    Date               Securities Fund          1-5 Year Index 7      1-3 Year Index 7      CPI 7
--------------    -------------------------     ----------------      -----------------  -----------
   11/1/1997               10000                     10000                 10000            10000
  11/30/1997               10018                     10020                 10025             9994
  12/31/1997               10095                     10095                 10092             9981
   1/31/1998               10202                     10214                 10189            10000
   2/28/1998               10201                     10210                 10198            10019
   3/31/1998               10220                     10244                 10237            10037
   4/30/1998               10258                     10293                 10287            10056
   5/31/1998               10317                     10356                 10342            10074
   6/30/1998               10366                     10414                 10395            10087
   7/31/1998               10415                     10459                 10444            10099
   8/31/1998               10542                     10625                 10571            10111
   9/30/1998               10701                     10826                 10713            10124
  10/31/1998               10738                     10870                 10765            10149
  11/30/1998               10713                     10842                 10754            10149
  12/31/1998               10745                     10878                 10795            10142
   1/31/1999               10789                     10924                 10836            10167
   2/28/1999               10698                     10825                 10788            10179
   3/31/1999               10763                     10901                 10861            10210
   4/30/1999               10786                     10933                 10895            10285
   5/31/1999               10735                     10896                 10887            10285
   6/30/1999               10758                     10927                 10919            10285
   7/31/1999               10749                     10952                 10953            10316
   8/31/1999               10774                     10983                 10983            10340
   9/30/1999               10875                     11061                 11055            10390
  10/31/1999               10912                     11080                 11085            10408
  11/30/1999               10927                     11092                 11106            10415
  12/31/1999               10920                     11084                 11116            10415
   1/31/2000               10874                     11064                 11114            10446
   2/29/2000               10959                     11143                 11189            10507
   3/31/2000               11023                     11239                 11257            10594
   4/30/2000               11054                     11250                 11285            10600
   5/31/2000               11052                     11298                 11326            10613
   6/30/2000               11217                     11438                 11449            10668
   7/31/2000               11282                     11512                 11523            10693
   8/31/2000               11394                     11611                 11610            10693
   9/30/2000               11495                     11705                 11701            10749
  10/31/2000               11563                     11773                 11765            10767
  11/30/2000               11677                     11906                 11879            10774
  12/31/2000               11838                     12077                 12024            10767
   1/31/2001               11988                     12231                 12183            10835
   2/28/2001               12068                     12326                 12262            10879
   3/31/2001               12149                     12429                 12361            10903
   4/30/2001               12159                     12428                 12397            10947
   5/31/2001               12206                     12489                 12465            10996
   6/30/2001               12217                     12531                 12510            11015
   7/31/2001               12392                     12713                 12657            10984
   8/31/2001               12483                     12809                 12737            10984
   9/30/2001               12672                     13054                 12950            11033
  10/31/2001               12825                     13211                 13079            10996
  11/30/2001               12700                     13124                 13043            10978
  12/31/2001               12648                     13098                 13050            10934
   1/31/2002               12730                     13133                 13082            10959
   2/28/2002               12832                     13217                 13148            11002
   3/31/2002               12713                     13070                 13053            11064
   4/30/2002               12878                     13262                 13212            11126
   5/31/2002               12956                     13338                 13263            11126
   6/30/2002               13035                     13476                 13382            11132
   7/31/2002               13186                     13700                 13543            11145
   8/31/2002               13299                     13792                 13598            11182
   9/30/2002               13426                     13982                 13708            11200
  10/31/2002               13464                     13995                 13742            11219
  11/30/2002               13400                     13902                 13703            11219
  12/31/2002               13592                     14097                 13835            11194
   1/31/2003               13585                     14075                 13837            11244
   2/28/2003               13708                     14179                 13900            11330
   3/31/2003               13701                     14197                 13928            11399
   4/30/2003               13746                     14226                 13956            11374
   5/31/2003               13843                     14354                 14013            11355
   6/30/2003               13837                     14358                 14035            11368
   7/31/2003               13603                     14176                 13944            11380
   8/31/2003               13632                     14183                 13950            11423
   9/30/2003               13816                     14393                 14092            11460
  10/31/2003               13735                     14297                 14034            11448
  11/30/2003               13748                     14286                 14031            11417
  12/31/2003               13840                     14387                 14114            11405
   1/31/2004               13892                     14434                 14147            11460
   2/29/2004               13990                     14539                 14221            11522
   3/31/2004               14047                     14615                 14268            11597
   4/30/2004               13822                     14375                 14123            11634
   5/31/2004               13772                     14346                 14106            11702
   6/30/2004               13791                     14359                 14107            11739
   7/31/2004               13851                     14431                 14163            11720
   8/31/2004               13993                     14588                 14268            11726
   9/30/2004               13984                     14582                 14256            11751
  10/31/2004               14030                     14644                 14305            11813
  11/30/2004               13971                     14529                 14234            11819
  12/31/2004               14009                     14580                 14264            11776
   1/31/2005               14019                     14571                 14262            11801
   2/28/2005               13973                     14503                 14233            11869
   3/31/2005               13927                     14487                 14229            11962
   4/30/2005               14023                     14610                 14312            12042
   5/31/2005               14091                     14687                 14371            12030
   6/30/2005               14131                     14721                 14399            12036
   7/31/2005               14047                     14631                 14358            12092
   8/31/2005               14160                     14760                 14449            12153
   9/30/2005               14077                     14683                 14412            12302
  10/31/2005               14036                     14652                 14408            12327
  11/30/2005               14079                     14709                 14454            12228
  12/31/2005               14125                     14775                 14511            12178
   1/31/2006               14154                     14783                 14539            12271
   2/28/2006               14170                     14782                 14554            12296
   3/31/2006               14142                     14778                 14572            12364
   4/30/2006               14172                     14815                 14619            12469
   5/31/2006               14174                     14828                 14640            12531
   6/30/2006               14189                     14851                 14667            12556
   7/31/2006               14307                     14981                 14778            12593
   8/31/2006               14424                     15111                 14886            12618
   9/30/2006               14499                     15201                 14963            12556
  10/31/2006               14561                     15262                 15025            12488
  11/30/2006               14668                     15355                 15104            12469
  12/31/2006               14644                     15330                 15110            12488
   1/31/2007               14664                     15349                 15143            12526
   2/28/2007               14803                     15506                 15262            12593
   3/31/2007               14852                     15561                 15322            12707
   4/30/2007               14917                     15622                 15377            12790
   5/31/2007               14862                     15567                 15368            12868
   6/30/2007               14882                     15623                 15433            12893
   7/31/2007               14993                     15800                 15561            12890
   8/31/2007               15119                     15994                 15705            12866
   9/30/2007               15246                     16105                 15819            12902
  10/31/2007               15326                     16180                 15886            12929

44 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/07.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Treasury: 1-5 Year Index includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years. The LB U.S. Government: 1-3 Year Index is the 1-3 year component of the LB U.S. Government Index and covers securities issued by the U.S. government, including public obligations of the U.S. Treasury with a remaining maturity of one year up to, but not including, three years and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 45

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


46 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                             5/1/07            VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,026.00               $4.39
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.87               $4.38
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,026.50               $3.88
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.37               $3.87
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86% and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 47

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle by allocating assets among inflation-indexed securities, investment grade and high yield fixed income securities, mortgage- and other asset-backed securities, and equity securities with high correlation to broad measures of inflation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Real Return Fund's annual report for the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Real Return Fund - Class A posted a cumulative total return of +8.75%. The Fund outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 3.54% for the same period and the Lehman Brothers (LB) U.S. TIPS Index's +6.33% total return for the same period. 1 The LB U.S. TIPS Index was added as a benchmark for the Fund. You can find more of the Fund's performance data in the Performance Summary beginning on page 52.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy grew at a moderate but uneven pace for the 12-month period ended October 31, 2007. After ending 2006 with fourth quarter gross domestic product (GDP) growth of 2.1% annualized, the economy decelerated to a surprisingly weak first quarter 2007 annualized growth rate of 0.6%. A surge in exports fueled second quarter 2007 growth to 3.8% annualized. In the third quarter, GDP growth advanced at an estimated 4.9% annualized rate, the fastest pace in over a year. Over the reporting period, consumer spending and personal income remained positive contributors to economic expansion, while a declining housing market, softening employment environment and tighter credit conditions weighed on overall economic growth.

1. Source: Standard & Poor's Micropal. The CPI for Urban Consumers (All Items) NSA, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted
(NSA). The LB U.S. TIPS Index comprises U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding. The LB U.S. TIPS Index includes reinvested interest. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


48 | Annual Report

Oil prices exhibited continued volatility and reached a historical high in October. Core inflation, which excludes food and energy costs, remained modest. For October 2007, the core Consumer Price Index (CPI) had a 12-month increase of 2.2%. 2 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 1.7%. 3 These current levels of inflation lessened near-term concerns and provided the Fed with more flexibility to respond to ongoing economic pressures resulting from tightening credit conditions, energy prices and a weaker dollar.

With continued investor uncertainty, the Fed remained committed to act in an effort to restore some normalcy to the U.S. financial markets. In August, the Fed cut the discount rate (the Fed's interest rate charged to member banks) 50 basis points from 6.25% to 5.75%. In September and October, the Fed made further cuts, bringing the discount rate to 5.00%. After cutting the federal funds target rate 50 basis points in September, the Fed lowered the rate an additional 25 basis points to 4.50% at its October meeting. With the latest rate reduction the Fed still seemed concerned about inflation and gave strong indications that further interest rate cuts were not a certainty. The committee noted that "after this action, the upside risks to inflation roughly balance the downside risks to growth." The Fed stated it will continue to "assess the effects of financial and other developments on economic prospects and will act as needed to foster price stability and sustainable economic growth."

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined moderately, with the two-year bill yielding 3.94% at the end of October, down from 4.71% a year earlier. The 10-year U.S. Treasury note ended October yielding 4.48%, compared with 4.61% at the beginning of the period.

PORTFOLIO BREAKDOWN

Franklin Real Return Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Inflation Protected Securities                70.1%
Foreign Government Debt Securities                           9.2%
Natural Resources - Common Stocks*                           5.0%
Real Estate - Common Stocks                                  3.8%
Corporate Bonds                                              0.6%
Short-Term Investments & Other Net Assets                   11.3%

* In the SOI, the natural resources sector comprises energy and materials.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.


                                                              Annual Report | 49

DIVIDEND DISTRIBUTIONS*

Franklin Real Return Fund
11/1/06-10/31/07

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A           ADVISOR CLASS
--------------------------------------------------------------------------------
November**                                             --                   --
--------------------------------------------------------------------------------
December**                                             --                   --
--------------------------------------------------------------------------------
January**                                              --                   --
--------------------------------------------------------------------------------
February**                                             --                   --
--------------------------------------------------------------------------------
March                                          2.25 cents           3.25 cents
--------------------------------------------------------------------------------
April                                          5.90 cents           6.12 cents
--------------------------------------------------------------------------------
May                                            7.97 cents           8.23 cents
--------------------------------------------------------------------------------
June                                           6.15 cents           6.36 cents
--------------------------------------------------------------------------------
July                                           6.10 cents           6.32 cents
--------------------------------------------------------------------------------
August                                         3.01 cents           3.20 cents
--------------------------------------------------------------------------------
September                                              --                   --
--------------------------------------------------------------------------------
October                                        1.63 cents           2.05 cents
================================================================================
TOTAL                                         33.01 CENTS          35.53 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

We invested the Fund's assets in the allowable sectors during the year under review. At period-end, about two-thirds of the Fund's total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors. We employed a non-dollar strategy to help hedge against dollar weakness versus certain currencies. With the exception of REITs and high yield, which were impacted by widening credit spreads, all of these sectors helped Fund performance during the reporting period.


50 | Annual Report

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ T. Anthony Coffey

                          T. Anthony Coffey, CFA

[PHOTO OMITTED]           /s/ Kent Burns

                          Kent Burns, CFA

                          Portfolio Management Team
                          Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 51

Performance Summary as of 10/31/07

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRRAX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.54           $10.64         $10.10
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3301
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FARRX)                              CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.54           $10.65         $10.11
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3553
--------------------------------------------------------------------------------------------------


52 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A                                                             1-YEAR       INCEPTION (11/17/04)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                           +8.75%             +19.53%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                       +4.11%              +4.69%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +3.32%              +4.33%
------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             1.76%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     0.27%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
------------------------------------------------------------------------------------------------------
      Without Waiver                               1.12%
------------------------------------------------------------------------------------------------------
      With Waiver                                  0.90%
------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                       1-YEAR       INCEPTION (11/17/04)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                           +9.01%             +20.41%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                       +9.01%              +6.49%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                  +8.28%              +6.20%
------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             2.31%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     0.53%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
------------------------------------------------------------------------------------------------------
      Without Waiver                               0.87%
------------------------------------------------------------------------------------------------------
      With Waiver                                  0.65%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                                                              Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/17/04-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Real Return        Lehman Brothers
   Date                  Fund               U.S. TIPS Index 8          CPI 8
--------------------------------------------------------------------------------
11/17/2004              $ 9,579                  $10,000              $10,000
11/30/2004              $ 9,598                  $ 9,990              $10,002
12/31/2004              $ 9,678                  $10,164              $ 9,966
1/31/2005               $ 9,605                  $10,165              $ 9,987
2/28/2005               $ 9,706                  $10,121              $10,044
3/31/2005               $ 9,614                  $10,130              $10,123
4/30/2005               $ 9,699                  $10,324              $10,191
5/31/2005               $ 9,739                  $10,395              $10,180
6/30/2005               $ 9,799                  $10,439              $10,186
7/31/2005               $ 9,850                  $10,220              $10,233
8/31/2005               $10,000                  $10,456              $10,285
9/30/2005               $10,058                  $10,441              $10,411
10/31/2005              $ 9,917                  $10,308              $10,432
11/30/2005              $ 9,973                  $10,326              $10,348
12/31/2005              $10,047                  $10,453              $10,306
1/31/2006               $10,218                  $10,452              $10,385
2/28/2006               $10,138                  $10,447              $10,406
3/31/2006               $10,168                  $10,217              $10,463
4/30/2006               $10,299                  $10,209              $10,552
5/31/2006               $10,283                  $10,239              $10,605
6/30/2006               $10,319                  $10,268              $10,625
7/31/2006               $10,413                  $10,435              $10,657
8/31/2006               $10,478                  $10,616              $10,678
9/30/2006               $10,461                  $10,633              $10,625
10/31/2006              $10,528                  $10,615              $10,568
11/30/2006              $10,705                  $10,746              $10,552
12/31/2006              $10,569                  $10,496              $10,568
1/31/2007               $10,632                  $10,509              $10,600
2/28/2007               $10,757                  $10,734              $10,657
3/31/2007               $10,843                  $10,759              $10,754
4/30/2007               $10,967                  $10,835              $10,824
5/31/2007               $10,957                  $10,694              $10,890
6/30/2007               $10,916                  $10,678              $10,911
7/31/2007               $11,013                  $10,921              $10,908
8/31/2007               $11,066                  $11,015              $10,888
9/30/2007               $11,292                  $11,162              $10,918
10/31/2007              $11,449                  $11,287              $10,942

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------
CLASS A                                        10/31/07
--------------------------------------------------------
1-Year                                           +4.11%
--------------------------------------------------------
Since Inception (11/17/04)                       +4.69%
--------------------------------------------------------

ADVISOR CLASS (11/17/04-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Real Return        Lehman Brothers
   Date                  Fund               U.S. TIPS Index 8          CPI 8
--------------------------------------------------------------------------------
11/17/2004              $10,000                  $10,000              $10,000
11/30/2004              $10,050                  $ 9,990              $10,002
12/31/2004              $10,104                  $10,164              $ 9,966
1/31/2005               $10,038                  $10,165              $ 9,987
2/28/2005               $10,134                  $10,121              $10,044
3/31/2005               $10,039                  $10,130              $10,123
4/30/2005               $10,140                  $10,324              $10,191
5/31/2005               $10,185                  $10,395              $10,180
6/30/2005               $10,249                  $10,439              $10,186
7/31/2005               $10,294                  $10,220              $10,233
8/31/2005               $10,463                  $10,456              $10,285
9/30/2005               $10,516                  $10,441              $10,411
10/31/2005              $10,381                  $10,308              $10,432
11/30/2005              $10,431                  $10,326              $10,348
12/31/2005              $10,521                  $10,453              $10,306
1/31/2006               $10,700                  $10,452              $10,385
2/28/2006               $10,616                  $10,447              $10,406
3/31/2006               $10,654                  $10,217              $10,463
4/30/2006               $10,793                  $10,209              $10,552
5/31/2006               $10,779                  $10,239              $10,605
6/30/2006               $10,819                  $10,268              $10,625
7/31/2006               $10,919                  $10,435              $10,657
8/31/2006               $10,990                  $10,616              $10,678
9/30/2006               $10,974                  $10,633              $10,625
10/31/2006              $11,046                  $10,615              $10,568
11/30/2006              $11,232                  $10,746              $10,552
12/31/2006              $11,101                  $10,496              $10,568
1/31/2007               $11,167                  $10,509              $10,600
2/28/2007               $11,298                  $10,734              $10,657
3/31/2007               $11,388                  $10,759              $10,754
4/30/2007               $11,521                  $10,835              $10,824
5/31/2007               $11,512                  $10,694              $10,890
6/30/2007               $11,472                  $10,678              $10,911
7/31/2007               $11,587                  $10,921              $10,908
8/31/2007               $11,634                  $11,015              $10,888
9/30/2007               $11,883                  $11,162              $10,918
10/31/2007              $12,041                  $11,287              $10,942

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------
ADVISOR CLASS                                  10/31/07
--------------------------------------------------------
1-Year                                           +9.01%
--------------------------------------------------------
Since Inception (11/17/04)                       +6.49%
--------------------------------------------------------


54 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 0.11% for Class A and 0.36% for Advisor Class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The LB U.S. TIPS Index comprises U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 55

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


56 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/07       VALUE 10/31/07    PERIOD* 5/1/07-10/31/07
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,043.90                $4.64
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,020.67                $4.58
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,045.20                $3.35
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,021.93                $3.31
-----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 57

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND
                                                        -----------------------
                                                              YEAR ENDED
                                                              OCTOBER 31,
                                                             2007        2006 f
                                                        -----------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year ...................  $   10.65    $  10.00
                                                        -----------------------
Income from investment operations a:
   Net investment income b ...........................       0.36        0.10
   Net realized and unrealized gains (losses) ........       0.68        0.62
                                                        -----------------------
Total from investment operations .....................       1.04        0.72
                                                        -----------------------
Less distributions from net investment income ........      (0.33)      (0.07)
                                                        -----------------------
Redemption fees ......................................         -- e        -- e
                                                        -----------------------
Net asset value, end of year .........................  $   11.36    $  10.65
                                                        -----------------------

Total return c .......................................       9.91%       7.20%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....       1.58%       2.02%
Expenses net of waiver and payments by affiliates ....       1.04%       1.06%
Net investment income ................................       3.26%       2.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $  35,180    $ 17,258
Portfolio turnover rate ..............................      77.53%      13.10%

a The amount shown outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period July 3, 2006 (commencement of operations) to October 31, 2006.


58 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND
                                                        -----------------------
                                                              YEAR ENDED
                                                              OCTOBER 31,
                                                             2007        2006 f
                                                        -----------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year ...................  $   10.62    $  10.00
                                                        -----------------------
Income from investment operations a:
   Net investment income b ...........................       0.30        0.07
   Net realized and unrealized gains (losses) ........       0.68        0.62
                                                        -----------------------
Total from investment operations .....................       0.98        0.69
                                                        -----------------------
Less distributions from net investment income ........      (0.30)      (0.07)
                                                        -----------------------
Redemption fees ......................................         -- e        -- e
                                                        -----------------------
Net asset value, end of year .........................  $   11.30    $  10.62
                                                        -----------------------

Total return c .......................................       9.33%       6.90%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....       2.25%       2.65%
Expenses net of waiver and payments by affiliates ....       1.71%       1.69%
Net investment income ................................       2.59%       2.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $   6,542    $    242
Portfolio turnover rate ..............................      77.53%      13.10%

a The amount shown outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period July 3, 2006 (commencement of operations) to October 31, 2006.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 59

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND
                                                        -----------------------
                                                              YEAR ENDED
                                                              OCTOBER 31,
                                                             2007        2006 f
                                                        -----------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year ...................  $   10.64    $  10.00
                                                        -----------------------
Income from investment operations a:
   Net investment income b ...........................       0.34        0.09
   Net realized and unrealized gains (losses) ........       0.69        0.62
                                                        -----------------------
Total from investment operations .....................       1.03        0.71
                                                        -----------------------
Less distributions from net investment income ........      (0.31)      (0.07)
                                                        -----------------------
Redemption fees ......................................         -- e        -- e
                                                        -----------------------
Net asset value, end of year .........................  $   11.36    $  10.64
                                                        -----------------------

Total return c .......................................       9.83%       7.10%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....       1.75%       2.17%
Expenses net of waiver and payments by affiliates ....       1.21%       1.21%
Net investment income ................................       3.09%       2.69%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $      15    $     11
Portfolio turnover rate ..............................      77.53%      13.10%

a The amount shown outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period July 3, 2006 (commencement of operations) to October 31, 2006.


60 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND
                                                        -----------------------
                                                              YEAR ENDED
                                                              OCTOBER 31,
                                                             2007        2006 f
                                                        -----------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year ...................  $   10.66    $  10.00
                                                        -----------------------
Income from investment operations a:
   Net investment income b ...........................       0.40        0.11
   Net realized and unrealized gains (losses) ........       0.69        0.62
                                                        -----------------------
Total from investment operations .....................       1.09        0.73
                                                        -----------------------
Less distributions from net investment income ........      (0.37)      (0.07)
                                                        -----------------------
Redemption fees ......................................         -- e        -- e
                                                        -----------------------
Net asset value, end of year .........................  $   11.38    $  10.66
                                                        -----------------------
Total return c .......................................      10.34%       7.30%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....       1.25%       1.67%
Expenses net of waiver and payments by affiliates ....       0.71%       0.71%
Net investment income ................................       3.59%       3.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $   1,180    $    239
Portfolio turnover rate ..............................      77.53%      13.10%

a The amount shown outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period July 3, 2006 (commencement of operations) to October 31, 2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 61

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCED FUND                                                        COUNTRY                  SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 79.7%
     COMMON STOCKS 45.6%
     CONSUMER NON-DURABLES 1.6%
     Anheuser-Busch Cos. Inc. ...............................................   United States                8,200   $     420,496
     The Procter & Gamble Co. ...............................................   United States                4,000         278,080
                                                                                                                     --------------
                                                                                                                           698,576
                                                                                                                     --------------

     CONSUMER SERVICES 1.2%
   a Starbucks Corp. ........................................................   United States               20,000         533,600
                                                                                                                     --------------

     ELECTRONIC TECHNOLOGY 6.6%
   a Agilent Technologies Inc. ..............................................   United States               15,000         552,750
   a Cisco Systems Inc. .....................................................   United States               10,000         330,600
     Intel Corp. ............................................................   United States               30,000         807,000
     Maxim Integrated Products Inc. .........................................   United States               20,000         542,000
   a Network Appliance Inc. .................................................   United States               10,000         314,900
     QUALCOMM Inc. ..........................................................   United States                6,800         290,564
                                                                                                                     --------------
                                                                                                                         2,837,814
                                                                                                                     --------------

     ENERGY MINERALS 2.7%
     Chesapeake Energy Corp. ................................................   United States                7,500         296,100
     Chevron Corp. ..........................................................   United States                3,600         329,436
     ConocoPhillips .........................................................   United States                6,000         509,760
                                                                                                                     --------------
                                                                                                                         1,135,296
                                                                                                                     --------------

     FINANCE 9.6%
     Bank of America Corp. ..................................................   United States               20,000         965,600
     Citigroup Inc. .........................................................   United States               15,000         628,500
   a E*TRADE Financial Corp. ................................................   United States               25,000         278,500
     iStar Financial Inc. ...................................................   United States               25,000         762,750
     Merrill Lynch & Co. Inc. ...............................................   United States               15,000         990,300
     Washington Mutual Inc. .................................................   United States               18,000         501,840
                                                                                                                     --------------
                                                                                                                         4,127,490
                                                                                                                     --------------

     HEALTH TECHNOLOGY 8.8%
   a Amgen Inc. .............................................................   United States               10,000         581,100
   a Genentech Inc. .........................................................   United States                6,000         444,780
     Johnson & Johnson ......................................................   United States               15,000         977,550
     Pfizer Inc. ............................................................   United States               30,000         738,300
     Roche Holding AG .......................................................    Switzerland                 4,000         682,379
     Schering-Plough Corp. ..................................................   United States               12,000         366,240
                                                                                                                     --------------
                                                                                                                         3,790,349
                                                                                                                     --------------

     INDUSTRIAL SERVICES 2.5%
     Halliburton Co. ........................................................   United States               20,000         788,400
   a Nabors Industries Ltd. .................................................      Bermuda                  10,000         280,800
                                                                                                                     --------------
                                                                                                                         1,069,200
                                                                                                                     --------------
     NON-ENERGY MINERALS 1.4%
     Alcoa Inc. .............................................................   United States               15,000         593,850
                                                                                                                     --------------
     PROCESS INDUSTRIES 1.1%
     The Dow Chemical Co. ...................................................   United States               10,000         450,400
                                                                                                                     --------------


62 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCED FUND                                                        COUNTRY                  SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     PRODUCER MANUFACTURING 3.9%
     3M Co. .................................................................   United States                8,000   $     690,880
     Caterpillar Inc. .......................................................   United States                8,000         596,880
     United Technologies Corp. ..............................................   United States                5,000         382,950
                                                                                                                     --------------
                                                                                                                         1,670,710
                                                                                                                     --------------

     RETAIL TRADE 2.3%
     Best Buy Co. Inc. ......................................................   United States               13,000         630,760
     Wal-Mart Stores Inc. ...................................................   United States                8,000         361,680
                                                                                                                     --------------
                                                                                                                           992,440
                                                                                                                     --------------

     TRANSPORTATION 1.1%
     United Parcel Service Inc., B ..........................................   United States                6,000         450,600
                                                                                                                     --------------

     UTILITIES 2.8%
     Ameren Corp. ...........................................................   United States                6,000         324,360
     Duke Energy Corp. ......................................................   United States               30,000         575,100
     Public Service Enterprise Group Inc. ...................................   United States                3,200         305,920
                                                                                                                     --------------
                                                                                                                         1,205,380
                                                                                                                     --------------
     TOTAL COMMON STOCKS (COST $18,553,341) .................................                                           19,555,705
                                                                                                                     --------------

     PREFERRED STOCK (COST $500,000) 1.2%
     FINANCE 1.2%
   a FNMA, 6.75%, pfd. ......................................................   United States               20,000         502,500
                                                                                                                     --------------

     CONVERTIBLE PREFERRED STOCKS 1.9%
     ELECTRONIC TECHNOLOGY 1.0%
     Citigroup Funding into Texas Instruments. Inc., 7.50%, cvt. pfd. .......   United States               13,000         416,504
                                                                                                                     --------------

     HEALTH TECHNOLOGY 0.9%
     Schering-Plough Corp., 6.00%, cvt. pfd. ................................   United States                1,500         400,811
                                                                                                                     --------------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $753,740) .....................                                              817,315
                                                                                                                     --------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT b
                                                                                                ------------------
     CORPORATE BONDS 28.7%
     COMMERCIAL SERVICES 0.7%
     R.H. Donnelley Corp., senior discount note, 6.875%, 1/15/13 ............   United States      $       300,000         283,500
                                                                                                                     --------------

     COMMUNICATIONS 1.8%
     Embarq Corp., senior note, 7.082%, 6/01/16 .............................   United States              250,000         261,703
     Telecom Italia Capital, senior note,
       4.95%, 9/30/14 .......................................................       Italy                  100,000          95,851
       7.20%, 7/18/36 .......................................................       Italy                  150,000         163,386
     Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 .................   United States              250,000         265,204
                                                                                                                     --------------
                                                                                                                           786,144
                                                                                                                     --------------

     CONSUMER DURABLES 0.9%
     Ford Motor Credit Co. LLC, senior note, 9.75%, 9/15/10 .................   United States              400,000         398,567
                                                                                                                     --------------

     CONSUMER NON-DURABLES 0.5%
   c Miller Brewing Co., 144A, 5.50%, 8/15/13 ...............................   United States              200,000         199,701
                                                                                                                     --------------


                                                              Annual Report | 63

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCED FUND                                                        COUNTRY      PRINCIPAL AMOUNT b       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     CORPORATE BONDS (CONTINUED)
     CONSUMER SERVICES 1.3%
     Comcast Corp., senior note,
       5.85%, 1/15/10 .......................................................   United States   $          200,000   $     203,458
       6.30%, 11/15/17 ......................................................   United States              350,000         361,706
                                                                                                                     --------------
                                                                                                                           565,164
                                                                                                                     --------------

     ELECTRONIC TECHNOLOGY 0.9%
     Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ............   United States              400,000         380,500
                                                                                                                     --------------

     ENERGY MINERALS 1.9%
     Valero Energy Corp., 6.125%, 6/15/17 ...................................   United States              400,000         406,720
     XTO Energy Inc., senior note, 5.90%, 8/01/12 ...........................   United States              400,000         410,989
                                                                                                                     --------------
                                                                                                                           817,709
                                                                                                                     --------------

     FINANCE 9.7%
 c,d BNP Paribas, 144A, 7.195%, Perpetual ...................................      France                  300,000         299,303
     CIT Group Funding Co. of Canada, senior note, 4.65%, 7/01/10 ...........      Canada                  400,000         386,418
     Compass Bank, 6.40%, 10/01/17 ..........................................   United States              400,000         412,466
     International Lease Finance Corp., 4.75%, 2/15/08 ......................   United States              200,000         199,627
     Lazard Group, senior note, 6.85%, 6/15/17 ..............................   United States              300,000         296,965
     Lehman Brothers Holdings Inc.,
       junior sub. note, 6.50%, 7/19/17 .....................................   United States              400,000         403,567
       senior note, 6.20%, 9/26/14 ..........................................   United States              500,000         503,943
   c Lukoil International Finance BV, 144A, 6.356%, 6/07/17 .................    Netherlands               500,000         482,500
     Morgan Stanley, sub. note, 4.75%, 4/01/14 ..............................   United States              200,000         189,695
   e The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%, 3/15/37 .........   United States              500,000         486,379
   d Wachovia Capital Trust III, 5.80%, Perpetual ...........................   United States              500,000         496,400
                                                                                                                     --------------
                                                                                                                         4,157,263
                                                                                                                     --------------

     HEALTH SERVICES 2.7%
     Coventry Health Care Inc., 6.30%, 8/15/14 ..............................   United States              400,000         406,927
     Quest Diagnostics Inc., 6.95%, 7/01/37 .................................   United States              500,000         533,831
   c United Health Group Inc., 144A, 6.50%, 6/15/37 .........................   United States              200,000         205,731
                                                                                                                     --------------
                                                                                                                         1,146,489
                                                                                                                     --------------

     HEALTH TECHNOLOGY 3.3%
   c Amgen Inc., senior note, 144A, 5.85%, 6/01/17 ..........................   United States              600,000         600,186
   c Bausch & Lomb Inc., senior note, 144A, 9.875%, 11/01/15 ................   United States              400,000         413,000
     Schering-Plough Corp., senior note, 6.00%, 9/15/17 .....................   United States              400,000         407,595
                                                                                                                     --------------
                                                                                                                         1,420,781
                                                                                                                     --------------

     NON-ENERGY MINERALS 0.2%
     Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 ......   United States              100,000         109,750
                                                                                                                     --------------

     PROCESS INDUSTRIES 0.9%
     Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 ..................   United States              300,000         282,138
     Lyondell Chemical Co., senior note, 8.00%, 9/15/14 .....................   United States              100,000         111,250
                                                                                                                     --------------
                                                                                                                           393,388
                                                                                                                     --------------

     RETAIL TRADE 1.1%
     CVS Caremark Corp., senior note, 5.75%, 6/01/17 ........................   United States              300,000         299,002
   c Dollar General Corp., senior note, 144A, 10.625%, 7/15/15 ..............   United States              200,000         193,000
                                                                                                                     --------------
                                                                                                                           492,002
                                                                                                                     --------------


64 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCED FUND                                                        COUNTRY      PRINCIPAL AMOUNT b       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     CORPORATE BONDS (CONTINUED)
     TECHNOLOGY SERVICES 0.9%
   c First Data Corp., senior note, 144A, 9.875%, 9/24/15 ...................   United States   $          400,000   $     383,500
                                                                                                                     --------------

     UTILITIES 1.9%
   c Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
       10.25%, 11/01/15 .....................................................   United States              800,000         808,000
                                                                                                                     --------------
     TOTAL CORPORATE BONDS (COST $12,083,288) ...............................                                           12,342,458
                                                                                                                     --------------

     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
       (COST $235,552) 0.5%
     FINANCE 0.5%
   e Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 5.112%, 9/25/35 .......   United States              235,405         230,289
                                                                                                                     --------------

     MORTGAGE-BACKED SECURITIES 1.8%
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 1.8%
     FNMA 30 Year, 6.00%, 8/01/36 ...........................................   United States              430,928         434,251
     FNMA 30 Year, 6.50%, 4/01/36 ...........................................   United States              323,116         330,810
                                                                                                                     --------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $745,783) .......................                                              765,061
                                                                                                                     --------------
     TOTAL LONG TERM INVESTMENTS (COST $32,871,704) .........................                                           34,213,328
                                                                                                                     --------------

     SHORT TERM INVESTMENTS 19.8%
     U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,999,803) 4.7%
   f U.S. Treasury Bill, 11/01/07 ...........................................   United States            2,000,000       2,000,000
                                                                                                                     --------------

                                                                                                ------------------
                                                                                                       SHARES
                                                                                                ------------------
     MONEY MARKET FUND (COST $6,481,186) 15.1%
   g Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ...   United States            6,481,186       6,481,186
                                                                                                                     --------------
     TOTAL SHORT TERM INVESTMENTS (COST $8,480,989) .........................                                            8,481,186
                                                                                                                     --------------
     TOTAL INVESTMENTS (COST $41,352,693) 99.5% .............................                                           42,694,514
     OPTIONS WRITTEN (0.1)% .................................................                                              (29,260)
     OTHER ASSETS, LESS LIABILITIES 0.6% ....................................                                              251,351
                                                                                                                     --------------
     NET ASSETS 100.0% ......................................................                                        $  42,916,605
                                                                                                                     ==============

                                                                                                ------------------
                                                                                                     CONTRACTS
                                                                                                ------------------
     OPTIONS WRITTEN 0.1%
     ELECTRONIC TECHNOLOGY 0.1%
     Agilent Technologies Inc.,
       Nov. 32.50 Puts, 11/17/07 ............................................   United States                  100           1,750
       Nov. 40 Calls, 11/17/07 ..............................................   United States                  150           4,200
     Cisco Systems Inc.,
       Nov. 30 Puts, 11/17/07 ...............................................   United States                  100           1,900
       Nov. 35 Calls, 11/17/07 ..............................................   United States                  100           4,000
     Network Appliance Inc., Nov. 35 Calls, 11/17/07 ........................   United States                  100           3,000
     QUALCOMM Inc.,
       Nov. 37.50 Puts, 11/17/07 ............................................   United States                   82           1,558
       Nov. 45 Calls, 11/17/07 ..............................................   United States                   68           2,992
                                                                                                                     --------------
                                                                                                                            19,400
                                                                                                                     --------------


                                                              Annual Report | 65

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCED FUND                                                        COUNTRY           CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     OPTIONS WRITTEN (CONTINUED)
     RETAIL TRADE 0.0%  H
     Target Corp., Nov. 57.5 Puts, 11/17/07 .................................   United States              100       $       6,500
     Wal-Mart Stores Inc., Nov. 42.5 Puts, 11/17/07 .........................   United States              120               3,360
                                                                                                                     --------------
                                                                                                                             9,860
                                                                                                                     --------------
       TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $29,328) ....................                                        $      29,260
                                                                                                                     --------------

See Selected Portfolio Abbreviations on page 90.

a Non-income producing for the twelve months ended October 31, 2007.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $3,584,921, representing 8.35% of net assets.

d Perpetual bond with no stated maturity date.

e The coupon rate shown represents the rate at period end.

f The security is traded on a discount basis with no stated coupon rate.

g See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

h Rounds to less than 0.1% of net assets.


66 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                         -------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
CLASS A                                                        2007          2006          2005          2004          2003
                                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    17.19      $  16.46      $  15.16      $  13.90      $  10.87
                                                         -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.38          0.43          0.42          0.50          0.56
   Net realized and unrealized gains (losses) ........         1.36          1.52          1.49          1.43          2.97
                                                         -------------------------------------------------------------------
Total from investment operations .....................         1.74          1.95          1.91          1.93          3.53
                                                         -------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.58)        (0.60)        (0.61)        (0.67)        (0.50)
   Net realized gains ................................        (1.21)        (0.62)           --            --           --
                                                         -------------------------------------------------------------------
Total distributions ..................................        (1.79)        (1.22)        (0.61)        (0.67)        (0.50)
                                                         -------------------------------------------------------------------
Redemption fees ......................................           -- d          -- d          -- d          -- d          --
                                                         -------------------------------------------------------------------
Net asset value, end of year .........................   $    17.14      $  17.19      $  16.46      $  15.16      $  13.90
                                                         ===================================================================

Total return c .......................................        10.66%        12.45%        12.76%        14.06%        33.10%

RATIOS TO AVERAGE NET ASSETS
Expenses .............................................         0.87%         0.86%         0.88%         0.92%         0.98%
Expenses net of payments by affiliates ...............         0.87% e       0.86% e       0.88% e       0.89%         0.98%
Net investment income ................................         2.25%         2.59%         2.63%         3.36%         4.49%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  844,603      $718,018      $551,120      $380,960      $294,987
Portfolio turnover rate ..............................        17.59%        31.37%        35.30%        28.37%        49.90%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                         -------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
CLASS C                                                        2007          2006          2005          2004          2003
                                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    17.04      $  16.32      $  15.05      $  13.81      $  10.82
                                                         -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.25          0.30          0.30          0.39          0.46
   Net realized and unrealized gains (losses) ........         1.36          1.52          1.46          1.42          2.96
                                                         -------------------------------------------------------------------
Total from investment operations .....................         1.61          1.82          1.76          1.81          3.42
                                                         -------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.46)        (0.48)        (0.49)        (0.57)        (0.43)
   Net realized gains ................................        (1.21)        (0.62)           --            --            --
                                                         -------------------------------------------------------------------
Total distributions ..................................        (1.67)        (1.10)        (0.49)        (0.57)        (0.43)
                                                         -------------------------------------------------------------------
Redemption fees ......................................           -- d          -- d          -- d          -- d          --
                                                         -------------------------------------------------------------------
Net asset value, end of year .........................   $    16.98      $  17.04      $  16.32      $  15.05      $  13.81
                                                         ===================================================================

Total return c .......................................         9.94%        11.53%        11.92%        13.21%        32.08%

RATIOS TO AVERAGE NET ASSETS
Expenses .............................................         1.61%         1.61%         1.63%         1.67%         1.75%
Expenses net of payments by affiliates ...............         1.61% e       1.61% e       1.63% e       1.64%         1.75%
Net investment income ................................         1.51%         1.83%         1.88%         2.61%         3.72%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  306,353      $271,216      $219,970      $167,813      $106,719
Portfolio turnover rate ..............................        17.59%        31.37%        35.30%        28.37%        49.90%

a The amount shown outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


68 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.1%
  COMMON STOCKS 2.9%
  CONSUMER NON-DURABLES 1.2%
  General Mills Inc. ...................................................................         230,450   $  13,303,878
                                                                                                           --------------
  FINANCE 0.2%
  The PMI Group Inc. ...................................................................         156,060       2,501,642
                                                                                                           --------------
  HEALTH TECHNOLOGY 1.5%
  Schering-Plough Corp. ................................................................         561,650      17,141,558
                                                                                                           --------------
  TOTAL COMMON STOCKS (COST $33,471,745) ...............................................                      32,947,078
                                                                                                           --------------
  CONVERTIBLE PREFERRED STOCKS 28.7%
  CONSUMER DURABLES 4.7%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.. ...................................         450,000      17,496,000
a General Motors Corp., 1.50%, cvt. pfd., D ............................................         776,200      22,994,925
  General Motors Corp., 6.25%, cvt. pfd. ...............................................         235,000       6,039,500
b Merrill Lynch & Co. Inc. into D.R. Horton Inc., 4.00%, cvt. pfd., 144A ...............         607,000       7,784,775
                                                                                                           --------------
                                                                                                              54,315,200
                                                                                                           --------------
  ELECTRONIC TECHNOLOGY 0.5%
  Northrop Grumman Corp., 7.00%, cvt. pfd., B ..........................................          40,000       6,156,000
                                                                                                           --------------
  ENERGY MINERALS 1.8%
b Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ......................................         170,000      20,634,090
                                                                                                           --------------
  FINANCE 7.6%
  Affiliated Managers Group Inc., 5.10%, cvt. pfd. . ...................................         350,000      19,993,750
a CIT Group Inc., 7.75%, cvt. pfd. .....................................................         924,500      23,262,361
  E*TRADE Financial Corp., 6.125%, cvt. pfd. ...........................................         855,000      13,902,300
  Fannie Mae, 5.375%, cvt. pfd. ........................................................             140      13,784,559
  MetLife Inc., 6.375%, cvt. pfd. ......................................................         400,000      13,550,000
  Washington Mutual Capital Trust I, 5.375%, cvt. pfd. .................................          20,000         880,500
b Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A ...........................          60,000       2,641,500
                                                                                                           --------------
                                                                                                              88,014,970
                                                                                                           --------------
  INDUSTRIAL SERVICES 2.9%
  Allied Waste Industries Inc., 6.25%, cvt. pfd., D. ...................................          48,000      15,400,944
  El Paso Corp., 4.99%, cvt. pfd. ......................................................          12,000      17,470,500
                                                                                                           --------------
                                                                                                              32,871,444
                                                                                                           --------------
  PROCESS INDUSTRIES 3.2%
  Celanese Corp., 4.25%, cvt. pfd. .....................................................         375,000      20,250,000
  Huntsman Corp., 5.00%, cvt. pfd. .....................................................         332,800      16,307,200
                                                                                                           --------------
                                                                                                              36,557,200
                                                                                                           --------------
  REAL ESTATE INVESTMENT TRUST 1.5%
  Simon Property Group Inc., 6.00%, cvt. pfd. ..........................................         200,000      16,750,000
                                                                                                           --------------
  RETAIL TRADE 1.0%
  Retail Ventures into DSW Inc., 6.625%, cvt. pfd. . ...................................         250,000      11,281,250
                                                                                                           --------------
  UTILITIES 5.5%
  CMS Energy Corp., 4.50%, cvt. pfd., B ................................................         100,000       8,887,500
  Entergy Corp., 7.625%, cvt. pfd. .....................................................         300,000      21,585,000


                                                              Annual Report | 69

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE PREFERRED STOCKS (CONTINUED)
  UTILITIES (CONTINUED)
  NRG Energy Inc., 4.00%, cvt. pfd. ...............................................                9,500   $  22,181,313
  PNM Resources Inc., 6.75%, cvt. pfd. ............................................              235,000      10,633,750
                                                                                                           --------------
                                                                                                              63,287,563
                                                                                                           --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $289,708,134) ..........................                          329,867,717
                                                                                                           --------------

                                                                                      -------------------
                                                                                       PRINCIPAL AMOUNT
                                                                                      -------------------
  CONVERTIBLE BONDS 66.5%
  COMMERCIAL SERVICES 1.0%
b The Interpublic Group of Cos. Inc., cvt., senior note, 144A, 4.50%, 3/15/23 .....        $   3,000,000       3,225,000
b WPP Group PLC, cvt., sub. bond, 144A, 5.00%, 10/15/33 ...........................            6,000,000       8,097,060
                                                                                                           --------------
                                                                                                              11,322,060
                                                                                                           --------------
  COMMUNICATIONS 1.8%
b NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 ...................................           15,000,000      20,606,250
                                                                                                           --------------
  CONSUMER DURABLES 0.4%
b K2 Inc., cvt., 144A, 5.00%, 6/15/10 .............................................            4,000,000       4,760,000
                                                                                                           --------------
  CONSUMER SERVICES 9.4%
  Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ...............................           18,000,000      22,500,000
  Hilton Hotels Corp., cvt., senior note, 3.375%, 4/15/23 .........................           10,500,000      22,166,550
  Liberty Media Corp. into Viacom, cvt., senior deb., B, 3.25%, 3/15/31 ...........           10,000,000       7,898,860
  Lions Gate Entertainment Corp., cvt., senior note, 3.625%, 3/15/25 (Canada) .....           10,000,000      10,217,800
b Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 ......................           17,865,000      18,132,975
  Six Flags Inc., cvt., 4.50%, 5/15/15 ............................................           10,000,000       8,275,000
  The Walt Disney Co., cvt., senior note, 2.125%, 4/15/23 .........................           16,000,000      19,460,000
                                                                                                           --------------
                                                                                                             108,651,185
                                                                                                           --------------
  DISTRIBUTION SERVICES 1.5%
  WESCO International Inc., cvt., senior deb.,
     1.75%, 11/15/26 ..............................................................            5,000,000       4,325,000
   b 144A, 1.75%, 11/15/26 ........................................................           15,000,000      12,975,000
                                                                                                           --------------
                                                                                                              17,300,000
                                                                                                           --------------
  ELECTRONIC TECHNOLOGY 11.5%
  Intel Corp., cvt.,
   b junior sub. bond, 144A, 2.95%, 12/15/35 ......................................           19,000,000      20,283,640
     sub. deb., 2.95%, 12/15/35 ...................................................            2,000,000       2,135,120
  Juniper Networks Inc., cvt., senior note, zero cpn., 6/15/08 ....................           13,000,000      23,383,750
b L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ............................           15,000,000      18,225,000
  Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ............            8,000,000       6,347,340
  Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 .................           20,000,000      19,500,000
  PMC-Sierra Inc., cvt.,
   b 144A, 2.25%, 10/15/25 ........................................................            3,500,000       4,405,625
     sub. note, 2.25%, 10/15/25 ...................................................            9,500,000      11,958,125
b VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12 ................           21,000,000      26,782,350
                                                                                                           --------------
                                                                                                             133,020,950
                                                                                                           --------------


70 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                  PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE BONDS (CONTINUED)
  FINANCE 9.1%
  CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 ........................    $   20,000,000    $  19,700,000
b GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ...............................         3,000,000        5,032,500
c iStar Financial Inc., senior note, cvt., FRN, 5.65%, 10/01/12 .....................        23,000,000       22,131,152
  Merrill Lynch & Co. Inc., cvt., senior note, zero cpn., 3/13/32 ...................        21,000,000       23,399,880
  Leucadia National Corp., cvt., senior sub. note,
     3.75%, 4/15/14 .................................................................         3,600,000        8,316,000
   b 144A, 3.75%, 4/15/14 ...........................................................         7,500,000       17,325,000
  Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ......................         9,000,000        9,056,250
                                                                                                           --------------
                                                                                                             104,960,782
                                                                                                           --------------
  HEALTH SERVICES 3.1%
  Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ....................................        15,000,000       13,106,250
  Omnicare Inc., cvt., 3.25%, 12/15/35 ..............................................        16,000,000       13,180,000
  Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 ....................         2,000,000        9,260,000
                                                                                                           --------------
                                                                                                              35,546,250
                                                                                                           --------------
  HEALTH TECHNOLOGY 13.7%
  Affymetrix Inc., cvt., senior note, 0.75%, 12/15/33 ...............................        10,000,000       10,312,500
  Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ............        15,000,000       13,500,000
  American Medical Systems Holdings Ltd., cvt., senior sub. note, 3.25%, 7/1/36 .....        15,000,000       13,931,250
  Amgen Inc., cvt., senior note,
     0.375%, 2/01/13 ................................................................         4,000,000        3,765,000
   b 144A, 0.375%, 2/01/13 ..........................................................        18,000,000       16,821,414
  Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 ..................        17,000,000       25,818,750
  Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ..................................         2,500,000       13,634,375
  Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 ..........................         1,000,000        1,332,500
  IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 ................................         5,000,000        5,218,750
  MannKind Corp., cvt., senior note, 3.75%, 12/15/13 ................................         1,500,000        1,288,125
  Medtronic Inc., cvt., senior note,
     1.50%, 4/15/11 .................................................................         4,000,000        4,145,000
   b 144A, 1.50%, 4/15/11 ...........................................................        17,000,000       17,454,750
b MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11, zero cpn.
   thereafter, 3/02/24 ..............................................................        10,000,000        8,262,500
  Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 .........................        19,550,000       22,409,188
                                                                                                           --------------
                                                                                                             157,894,102
                                                                                                           --------------
  INDUSTRIAL SERVICES 3.3%
  Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25 ..................        10,000,000       16,275,000
  Schlumberger Ltd., cvt., senior deb., 1.50%, 6/01/23 (Netherland Antilles) ........         8,000,000       21,360,000
                                                                                                           --------------
                                                                                                              37,635,000
                                                                                                           --------------
  PROCESS INDUSTRIES 0.8%
  Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ..........................        10,000,000        8,775,000
                                                                                                           --------------
  RETAIL TRADE 3.0%
  Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ................................        21,000,000       23,630,670
  Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 ...........................        13,000,000       11,515,647
                                                                                                           --------------
                                                                                                              35,146,317
                                                                                                           --------------


                                                              Annual Report | 71

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                  PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE BONDS (CONTINUED)
  TECHNOLOGY SERVICES 4.7%
b BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 .........................    $   14,000,000   $   10,500,000
b VeriSign Inc., cvt., junior sub. bond, 144A, 3.25% 8/15/37 ........................        22,000,000       26,372,500
  Yahoo! Inc., cvt., senior note, zero cpn., 4/01/08 ................................        11,000,000       16,775,000
                                                                                                          ---------------
                                                                                                              53,647,500
                                                                                                          ---------------
  TRANSPORTATION 1.2%
  JetBlue Airways Corp., cvt., senior note, 3.75%, 3/15/35 ..........................        15,000,000       13,856,250
                                                                                                          ---------------
  UTILITIES 2.0%
  Centerpoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ........................        10,000,000       15,125,000
  CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 .............................         6,000,000        7,816,920
                                                                                                          ---------------
                                                                                                              22,941,920
                                                                                                          ---------------
  TOTAL CONVERTIBLE BONDS (COST $681,260,770) .......................................                        766,063,566
                                                                                                          ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,004,440,649) .................................                      1,128,878,361
                                                                                                          ---------------

                                                                                        -----------------
                                                                                             SHARES
                                                                                        -----------------
  SHORT TERM INVESTMENT (COST $17,517,302) 1.5%
  MONEY MARKET FUND 1.5%
d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ..............         17,517,302      17,517,302
                                                                                                          ---------------
  TOTAL INVESTMENTS (COST $1,021,957,951) 99.6% .....................................                      1,146,395,663
  OTHER ASSETS, LESS LIABILITIES 0.4% ...............................................                          4,560,147
                                                                                                          ---------------
  NET ASSETS 100.0% .................................................................                     $1,150,955,810
                                                                                                          ===============

See Selected Portfolio Abbreviations on page 90.

a Non-income producing for the twelve months ended October 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $270,321,929, representing 23.49% of net assets.

c The coupon rate shown represents the rate at period end.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                             ------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                2007          2006         2005           2004          2003
                                                             ------------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   22.67     $   20.47     $   19.58     $   17.84     $   15.42
                                                             ------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............................        0.46          0.48          0.50          0.41          0.40
   Net realized and unrealized gains (losses) ............        1.16          2.70          0.85          1.72          2.45
                                                             ------------------------------------------------------------------
Total from investment operations .........................        1.62          3.18          1.35          2.13          2.85
                                                             ------------------------------------------------------------------
Less distributions from:
   Net investment income .................................       (0.45)        (0.51)        (0.46)        (0.39)        (0.43)
   Net realized gains ....................................       (1.43)        (0.47)           --            --            --
                                                             ------------------------------------------------------------------
Total distributions ......................................       (1.88)        (0.98)        (0.46)        (0.39)        (0.43)
                                                             ------------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d          -- d          -- d          --
                                                             ------------------------------------------------------------------
Net asset value, end of year .............................   $   22.41     $   22.67     $   20.47     $   19.58     $   17.84
                                                             ==================================================================

Total return c ...........................................        7.40%        16.04%         6.92%        12.04%        18.72%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................................        0.92% e       0.91% e       0.93% e       0.93% f       1.00%
Net investment income ....................................        2.03%         2.26%         2.43%         2.15%         2.46%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $ 855,227     $ 735,432     $ 651,766     $ 615,941     $ 501,658
Portfolio turnover rate ..................................       27.66%        29.34%        38.05%        36.42%        54.07%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                             ------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                2007          2006          2005          2004          2003
                                                             ------------------------------------------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   22.57     $   20.38     $   19.49     $   17.76     $   15.37
                                                             ------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............................        0.29          0.32          0.35          0.27          0.27
   Net realized and unrealized gains (losses) ............        1.15          2.70          0.85          1.71          2.44
                                                             ------------------------------------------------------------------
Total from investment operations .........................        1.44          3.02          1.20          1.98          2.71
                                                             ------------------------------------------------------------------
Less distributions from:
   Net investment income .................................       (0.28)        (0.36)        (0.31)        (0.25)        (0.32)
   Net realized gains ....................................       (1.43)        (0.47)           --            --            --
                                                             ------------------------------------------------------------------
Total distributions ......................................       (1.71)        (0.83)        (0.31)        (0.25)        (0.32)
                                                             ------------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d          -- d          -- d          --
                                                             ------------------------------------------------------------------
Net asset value, end of year .............................   $   22.30     $   22.57     $    20.38    $   19.49     $   17.76
                                                             ==================================================================

Total return c ...........................................        6.59%        15.20%         6.17%        11.20%        17.85%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................................        1.67% e       1.65% e       1.68% e       1.68% f       1.75%
Net investment income ....................................        1.28%         1.52%         1.68%         1.40%         1.71%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $  46,627     $  51,979     $  54,880     $  55,442     $  42,764
Portfolio turnover rate ..................................       27.66%        29.34%        38.05%        36.42%        54.07%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


74 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                             ------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                2007          2006          2005          2004          2003
                                                             ------------------------------------------------------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   22.58     $   20.39     $   19.50     $   17.77     $   15.38
                                                             ------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............................        0.29          0.32          0.34          0.27          0.27
   Net realized and unrealized gains (losses) ............        1.15          2.70          0.86          1.71          2.43
                                                             ------------------------------------------------------------------
Total from investment operations .........................        1.44          3.02          1.20          1.98          2.70
                                                             ------------------------------------------------------------------
Less distributions from:
   Net investment income .................................       (0.28)        (0.36)        (0.31)        (0.25)        (0.31)
   Net realized gains ....................................       (1.43)        (0.47)           --            --            --
                                                             ------------------------------------------------------------------
Total distributions ......................................       (1.71)        (0.83)        (0.31)        (0.25)        (0.31)
                                                             ------------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d          -- d          -- d          --
                                                             ------------------------------------------------------------------
Net asset value, end of year .............................   $   22.31     $   22.58     $   20.39     $   19.50     $   17.77
                                                             ==================================================================

Total return c ...........................................        6.60%        15.19%         6.16%        11.19%        17.82%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................................        1.66% e       1.65% e       1.68% e       1.68% f       1.76%
Net investment income ....................................        1.29%         1.52%         1.68%         1.40%         1.70%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $ 166,481     $ 172,366     $ 174,674     $ 172,773     $ 147,739
Portfolio turnover rate ..................................       27.66%        29.34%        38.05%        36.42%        54.07%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                             ------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                2007          2006          2005          2004          2003
                                                             ------------------------------------------------------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   22.68     $   20.48     $   19.59     $   17.85     $   15.44
                                                             ------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............................        0.41          0.43          0.45          0.37          0.34
   Net realized and unrealized gains (losses) ............        1.16          2.70          0.85          1.72          2.46
                                                             ------------------------------------------------------------------
Total from investment operations .........................        1.57          3.13          1.30          2.09          2.80
                                                             ------------------------------------------------------------------
Less distributions from:
   Net investment income .................................       (0.39)        (0.46)        (0.41)        (0.35)        (0.39)
   Net realized gains ....................................       (1.43)        (0.47)           --            --            --
                                                             ------------------------------------------------------------------
Total distributions ......................................       (1.82)        (0.93)        (0.41)        (0.35)        (0.39)
                                                             ------------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d          -- d          -- d          --
                                                             ------------------------------------------------------------------
Net asset value, end of year .............................   $   22.43     $   22.68     $   20.48     $   19.59     $   17.85
                                                             ==================================================================

Total return c ...........................................        7.11%        15.69%         6.71%        11.75%        18.46%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................................        1.17% e       1.16% e       1.18% e       1.18% f       1.25%
Net investment income ....................................        1.78%         2.01%         2.18%         1.90%         2.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $  13,532     $  18,908     $  20,612     $  18,858     $  14,685
Portfolio turnover rate ..................................       27.66%        29.34%        38.05%        36.42%        54.07%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


76| The accompanying notes are an integral part of these financial statements.
  | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                      COUNTRY           SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.6%
  COMMON STOCKS 94.1%
  COMMERCIAL SERVICES 1.6%
  R. R. Donnelley & Sons Co. ...............................................   United States         423,900   $      17,078,931
                                                                                                               ------------------
  COMMUNICATIONS 6.3%
  Alltel Corp. .............................................................   United States         165,400          11,768,210
  America Movil SAB de CV, L, ADR ..........................................       Mexico            345,200          22,572,628
  AT&T Inc. ................................................................   United States         821,310          34,322,545
                                                                                                               ------------------
                                                                                                                      68,663,383
                                                                                                               ------------------
  CONSUMER DURABLES 1.4%
  KB Home ..................................................................   United States         555,400          15,351,256
                                                                                                               ------------------
  CONSUMER NON-DURABLES 5.9%
  Anheuser-Busch Cos. Inc. .................................................   United States         323,600          16,594,208
  The Coca-Cola Co. ........................................................   United States         329,800          20,368,448
  Diageo PLC, ADR ..........................................................   United Kingdom        119,000          10,918,250
  Unilever NV, N.Y. shs. ...................................................    Netherlands          488,700          15,863,202
                                                                                                               ------------------
                                                                                                                      63,744,108
                                                                                                               ------------------
  CONSUMER SERVICES 1.7%
  Carnival Corp. ...........................................................   United States         392,400          18,827,352
                                                                                                               ------------------
  ELECTRONIC TECHNOLOGY 9.6%
  Embraer-Empresa Brasileira de Aeronautica SA, ADR ........................       Brazil            360,700          17,591,339
  Intel Corp. ..............................................................   United States         870,500          23,416,450
  Microchip Technology Inc. ................................................   United States         587,500          19,487,375
  Nokia Corp., ADR .........................................................      Finland            623,500          24,765,420
  Raytheon Co. .............................................................   United States         299,100          19,025,751
                                                                                                               ------------------
                                                                                                                     104,286,335
                                                                                                               ------------------
  ENERGY MINERALS 7.5%
  Chevron Corp. ............................................................   United States         278,720          25,505,667
  ConocoPhillips ...........................................................   United States         279,300          23,729,328
  Exxon Mobil Corp. ........................................................   United States         244,834          22,522,280
  Sunoco Inc. ..............................................................   United States         123,500           9,089,600
                                                                                                               ------------------
                                                                                                                      80,846,875
                                                                                                               ------------------
  FINANCE 24.8%
  AFLAC Inc. ...............................................................   United States         210,500          13,215,190
  American International Group Inc. ........................................   United States         114,200           7,208,304
  Bank of America Corp. ....................................................   United States         553,706          26,732,926
  Capital One Financial Corp. ..............................................   United States         171,124          11,224,023
  CapitalSource Inc. .......................................................   United States         819,400          14,929,468
  Citigroup Inc. ...........................................................   United States         533,400          22,349,460
  Discover Financial Services ..............................................   United States         136,050           2,625,765
  Fannie Mae ...............................................................   United States         293,300          16,729,832
a Fortress Investment Group, A .............................................   United States         492,800          10,866,240
  The Goldman Sachs Group Inc. .............................................   United States          82,800          20,527,776
  JPMorgan Chase & Co. .....................................................   United States         525,750          24,710,250
  Marsh & McLennan Cos. Inc. ...............................................   United States         460,000          11,909,400
  MBIA Inc. ................................................................   United States         387,000          16,656,480


                                                              Annual Report | 77

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                      COUNTRY            SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  FINANCE (CONTINUED)
  Merrill Lynch & Co. Inc. .................................................   United States         318,300   $      21,014,166
  U.S. Bancorp .............................................................   United States         520,000          17,243,200
  Wachovia Corp. ...........................................................   United States         358,900          16,412,497
  Washington Mutual Inc. ...................................................   United States         492,900          13,742,052
                                                                                                               ------------------
                                                                                                                     268,097,029
                                                                                                               ------------------
  HEALTH TECHNOLOGY 4.8%
  Pfizer Inc. ..............................................................   United States         873,700          21,501,757
  Roche Holding AG .........................................................    Switzerland          125,300          21,375,533
  Schering-Plough Corp. ....................................................   United States         301,269           9,194,730
                                                                                                               ------------------
                                                                                                                      52,072,020
                                                                                                               ------------------
  INDUSTRIAL SERVICES 1.1%
  Waste Management Inc. ....................................................   United States         319,600          11,630,244
                                                                                                               ------------------
  NON-ENERGY MINERALS 1.8%
  Alcoa Inc. ...............................................................   United States         479,000          18,963,610
                                                                                                               ------------------
  PROCESS INDUSTRIES 1.6%
  The Dow Chemical Co. .....................................................   United States         379,300          17,083,672
                                                                                                               ------------------
  PRODUCER MANUFACTURING 11.3%
  3M Co. ...................................................................   United States         213,100          18,403,316
  Autoliv Inc. .............................................................       Sweden            155,100           9,799,218
  Caterpillar Inc. .........................................................   United States         264,200          19,711,962
  General Electric Co. .....................................................   United States         596,600          24,556,056
  Honeywell International Inc. .............................................   United States         345,300          20,859,573
  Masco Corp. ..............................................................   United States         655,800          15,791,664
  Pitney Bowes Inc. ........................................................   United States         334,500          13,393,380
                                                                                                               ------------------
                                                                                                                     122,515,169
                                                                                                               ------------------
  REAL ESTATE INVESTMENT TRUST 1.5%
  iStar Financial Inc. .....................................................   United States         534,400          16,304,544
                                                                                                               ------------------
  RETAIL TRADE 5.3%
  Best Buy Co. Inc. ........................................................   United States         379,100          18,393,932
  The Home Depot Inc. ......................................................   United States         542,800          17,103,628
  Nordstrom Inc. ...........................................................   United States         542,700          21,404,088
                                                                                                               ------------------
                                                                                                                      56,901,648
                                                                                                               ------------------
  TECHNOLOGY SERVICES 3.6%
  Microsoft Corp. ..........................................................   United States         541,900          19,947,339
  Paychex Inc. .............................................................   United States         443,900          18,546,142
                                                                                                               ------------------
                                                                                                                      38,493,481
                                                                                                               ------------------
  TRANSPORTATION 2.9%
  J.B. Hunt Transport Services Inc. ........................................   United States         579,500          16,063,740
  United Parcel Service Inc., B ............................................   United States         201,600          15,140,160
                                                                                                               ------------------
                                                                                                                      31,203,900
                                                                                                               ------------------
  UTILITIES 1.4%
  Dominion Resources Inc. ..................................................   United States         171,500          15,714,545
                                                                                                               ------------------
  TOTAL COMMON STOCKS (COST $828,335,492) ..................................                                       1,017,778,102
                                                                                                               ------------------


78 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                     COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE PREFERRED STOCKS 2.5%
  ENERGY MINERALS 1.6%
  Chesapeake Energy Corp., 5.00%, cvt. pfd. ................................   United States         105,600   $      17,490,000
                                                                                                               ------------------
  FINANCE 0.9%
  E*TRADE Financial Corp., 6.125%, cvt. pfd. ...............................   United States         598,700           9,734,862
                                                                                                               ------------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,410,783) ....................                                          27,224,862
                                                                                                               ------------------
  TOTAL LONG TERM INVESTMENTS (COST $859,746,275) ..........................                                       1,045,002,964
                                                                                                               ------------------
  SHORT TERM INVESTMENTS 4.5%
  MONEY MARKET FUND (COST $41,903,733) 3.9%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69%......   United States      41,903,733          41,903,733
                                                                                                               ------------------
c INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.6%
  MONEY MARKET FUND (COST $6,802,877) 0.6%
d Bank of New York Institutional Cash Reserve Fund, 5.14% ..................   United States       6,802,877           6,802,877
                                                                                                               ------------------
  TOTAL INVESTMENTS (COST $908,452,885) 101.1% .............................                                       1,093,709,574
  OTHER ASSETS, LESS LIABILITIES (1.1)% ....................................                                         (11,843,259)
                                                                                                               ------------------
  NET ASSETS 100.0% ........................................................                                   $   1,081,866,315
                                                                                                               ==================

See Selected Portfolio Abbreviations on page 90.

a A portion or all of the security is on loan as of October 31, 2007. See Note 1(f).

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c See Note 1(f) regarding securities on loan.

d The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                      --------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                         2007         2006         2005         2004         2003
                                                      --------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $    9.90    $    9.91    $   10.26    $   10.37    $   10.57
                                                      --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................        0.38         0.34         0.30         0.27         0.29
   Net realized and unrealized gains (losses) .....        0.11         0.01        (0.32)       (0.04)       (0.09)
                                                      --------------------------------------------------------------
Total from investment operations ..................        0.49         0.35        (0.02)        0.23         0.20
                                                      --------------------------------------------------------------
Less distributions from net Investment income .....       (0.39)       (0.36)       (0.33)       (0.34)       (0.40)
                                                      --------------------------------------------------------------
Redemption fees ...................................          -- d         -- d         -- d         -- d         --
                                                      --------------------------------------------------------------
Net asset value, end of year ......................   $   10.00    $    9.90    $    9.91    $   10.26    $   10.37
                                                      ==============================================================

Total return c ....................................        5.05%        3.63%       (0.16)%       2.23%        1.92%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        0.88% e      0.83%        0.81% e      0.79%        0.77%
Net investment income .............................        3.79%        3.43%        2.96%        2.67%        2.80%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 189,122    $ 211,245    $ 268,197    $ 309,544    $ 338,839
Portfolio turnover rate ...........................       25.29%       45.79%       62.33%       86.82%       92.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                      ----------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                         2007          2006         2005          2004         2003
                                                      ----------------------------------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $    9.89     $    9.90    $   10.24     $   10.36    $   10.56
                                                      ----------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................        0.39          0.35         0.31          0.28         0.29
   Net realized and unrealized gains (losses) .....        0.11          0.01        (0.31)        (0.05)       (0.08)
                                                      ----------------------------------------------------------------
Total from investment operations ..................        0.50          0.36           --          0.23         0.21
                                                      ----------------------------------------------------------------
Less distributions from net Investment income .....       (0.40)        (0.37)       (0.34)        (0.35)       (0.41)
                                                      ----------------------------------------------------------------
Redemption fees ...................................          -- c          -- c         -- c          -- c         --
                                                      ----------------------------------------------------------------
Net asset value, end of year ......................   $    9.99     $    9.89    $    9.90     $   10.24    $   10.36
                                                      ================================================================

Total return ......................................        5.16%         3.74%        0.04%         2.24%        2.02%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        0.78% d       0.73%        0.71% d       0.69%        0.67%
Net investment income .............................        3.89%         3.53%        3.06%         2.77%        2.90%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  22,143     $  22,293    $  26,725     $  24,141    $  16,753
Portfolio turnover rate ...........................       25.29%        45.79%       62.33%        86.82%       92.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.3%
  MORTGAGE-BACKED SECURITIES 38.7%
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 2.9%
  FHLMC, 4.226%, 12/01/34 ......................................................................     $  1,157,424     $   1,143,836
  FHLMC, 4.44%, 9/01/33 ........................................................................          279,507           275,844
  FHLMC, 5.456%, 12/01/33 ......................................................................        1,704,027         1,734,709
  FHLMC, 6.425%, 8/01/34 .......................................................................        2,881,471         2,925,920
                                                                                                                      --------------
                                                                                                                          6,080,309
                                                                                                                      --------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.3%
  FHLMC Gold 15 Year, 5.00%, 10/01/17 ..........................................................          361,758           357,960
  FHLMC Gold 15 Year, 7.00%, 12/01/10 - 9/01/13 ................................................          262,468           271,277
  FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ................................................        1,872,998         2,004,158
  FHLMC Gold 30 Year, 9.50%, 3/01/21 ...........................................................           68,544            71,086
                                                                                                                      --------------
                                                                                                                          2,704,481
                                                                                                                      --------------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 22.1%
  FNMA, 3.452%, 4/01/34 ........................................................................          787,390           785,959
  FNMA, 3.841%, 1/01/35 ........................................................................          454,877           455,958
  FNMA, 3.93%, 3/01/33 .........................................................................          277,239           271,835
  FNMA, 4.015%, 12/01/34 .......................................................................        2,424,572         2,451,853
  FNMA, 4.199%, 4/01/33 ........................................................................        2,473,970         2,485,986
  FNMA, 4.202%, 6/01/33 ........................................................................          471,314           471,715
  FNMA, 4.245%, 6/01/34 ........................................................................        1,699,364         1,684,426
  FNMA, 4.287%, 12/01/33 .......................................................................          565,432           562,605
  FNMA, 4.288%, 4/01/33 ........................................................................          723,888           733,875
  FNMA, 4.306%, 9/01/33 ........................................................................        4,281,135         4,183,525
  FNMA, 4.353%, 1/01/33 ........................................................................          527,409           530,502
  FNMA, 4.363%, 2/01/34 ........................................................................        2,735,258         2,719,745
  FNMA, 4.412%, 2/01/35 ........................................................................        3,825,172         3,842,361
  FNMA, 4.467%, 8/01/34 ........................................................................        4,511,289         4,509,467
  FNMA, 4.50%, 12/01/32 ........................................................................          186,609           189,012
  FNMA, 4.598%, 7/01/34 ........................................................................        2,714,451         2,707,766
  FNMA, 4.656%, 1/01/33 ........................................................................           56,271            57,065
  FNMA, 4.77%, 4/01/35 .........................................................................          222,021           223,376
  FNMA, 4.783%, 3/01/35 ........................................................................        3,864,527         3,890,185
  FNMA, 4.842%, 10/01/33 .......................................................................          412,250           415,257
  FNMA, 4.894%, 11/01/32 .......................................................................        4,582,365         4,589,091
  FNMA, 4.947%, 3/01/33 ........................................................................        2,172,780         2,190,107
  FNMA, 5.243%, 5/01/34 ........................................................................        1,740,233         1,757,916
  FNMA, 5.527%, 8/01/33 - 9/01/34 ..............................................................        1,527,715         1,539,454
  FNMA, 5.53%, 3/01/34 .........................................................................          241,959           244,829
  FNMA, 5.806%, 11/01/34 .......................................................................        1,023,903         1,035,482
  FNMA, 5.966%, 8/01/34 ........................................................................        2,153,966         2,172,886
                                                                                                                      --------------
                                                                                                                         46,702,238
                                                                                                                      --------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 9.3%
  FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ......................................................          687,622           667,110
  FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 .......................................................        3,741,444         3,696,912
  FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 ......................................................        3,833,888         3,856,081


82 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
  FNMA 15 Year, 5.50%, 2/01/21 .................................................................     $  5,671,687     $   5,683,367
  FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 .......................................................        3,565,022         3,634,646
  FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 .....................................................          812,441           831,302
  FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 .......................................................          434,226           450,465
  FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ......................................................          212,845           221,634
  FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ......................................................          237,668           252,222
  FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 .......................................................          335,977           365,123
                                                                                                                      -------------
                                                                                                                         19,658,862
                                                                                                                      -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.1%
  GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 .................................................          729,863           751,353
  GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ................................................          220,443           230,228
  GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 ..................................................          897,112           892,893
  GNMA I SF 30 Year, 6.00%, 3/15/33 ............................................................          244,563           248,106
  GNMA I SF 30 Year, 7.50%, 11/15/16 ...........................................................           46,780            49,144
  GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17 .................................................          146,789           155,026
  GNMA I SF 30 Year, 8.50%, 7/15/08 - 1/15/17 ..................................................           88,814            93,577
  GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 ..................................................          626,481           673,265
  GNMA II SF 30 Year, 5.00%, 9/20/33 ...........................................................        2,722,435         2,622,377
  GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ...............................................          660,758           696,302
  GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16 ................................................          118,431           126,756
  GNMA II SF 30 Year, 9.50%, 6/20/16 ...........................................................           72,531            78,109
                                                                                                                      -------------
                                                                                                                          6,617,136
                                                                                                                      -------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $81,832,316) ..........................................                         81,763,026
                                                                                                                      -------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 58.6%
  FHLB,
     4.625%, 11/21/08 ..........................................................................       10,000,000        10,018,060
     4.75%, 4/24/09 ............................................................................        2,000,000         2,010,536
     4.875%, 11/18/11 ..........................................................................        2,000,000         2,023,148
  FHLMC,
     4.125%, 7/12/10 ...........................................................................        4,500,000         4,473,041
     4.50%, 1/15/13 ............................................................................        8,300,000         8,241,020
     5.25%, 7/18/11 ............................................................................       16,000,000        16,422,976
     5.50%, 8/20/12 ............................................................................        6,000,000         6,225,534
     5.75%, 1/15/12 ............................................................................        2,000,000         2,090,936
  FNMA,
     4.125%, 5/15/10 ...........................................................................       17,000,000        16,901,451
     4.125%, 4/15/14 ...........................................................................        1,800,000         1,737,374
     4.25%, 5/15/09 ............................................................................        7,000,000         6,990,648
     4.375%, 3/15/13 ...........................................................................        4,000,000         3,943,428
     4.50%, 2/15/11 ............................................................................        9,000,000         9,032,625
     5.00%, 10/15/11 ...........................................................................        3,000,000         3,051,969
     5.125%, 4/15/11 ...........................................................................        9,000,000         9,200,664
     5.375%, 11/15/11 ..........................................................................        1,300,000         1,341,560
     7.25%, 1/15/10 ............................................................................        3,000,000         3,183,024


                                                              Annual Report | 83

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  U.S. Treasury Note,
     3.125%, 4/15/09 ...........................................................................     $  7,000,000     $   6,921,803
   b Index Linked, 0.875%, 4/15/10 .............................................................        7,682,535         7,508,924
   b Index Linked, 2.375%, 4/15/11 .............................................................        2,409,276         2,447,631
                                                                                                                      -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $122,114,702) ..............................                        123,766,352
                                                                                                                      -------------
  TOTAL LONG TERM INVESTMENTS (COST $203,947,018) ..............................................                        205,529,378
                                                                                                                      -------------

                                                                                                   ----------------
                                                                                                        SHARES
                                                                                                   ----------------
  SHORT TERM INVESTMENTS 2.3%
  MONEY MARKET FUND (COST $4,253,558) 2.0%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% .........................        4,253,558         4,253,558
                                                                                                                      -------------

                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
  REPURCHASE AGREEMENT (COST $542,046) 0.3%
d Joint Repurchase Agreement, 4.702%, 11/01/07 (Maturity Value $542,117) .......................     $    542,046           542,046
   ABN AMRO Bank NV, New York Branch (Maturity Value $45,766)
   Banc of America Securities LLC (Maturity Value $51,420)
   Barclays Capital Inc. (Maturity Value $51,420)
   BNP Paribas Securities Corp. (Maturity Value $45,766)
   Credit Suisse Securities (USA) LLC (Maturity Value $45,766)
   Deutsche Bank Securities Inc. (Maturity Value $45,766)
   Goldman, Sachs & Co. (Maturity Value $51,420)
   Greenwich Capital Markets Inc. (Maturity Value $51,420)
   Lehman Brothers Inc. (Maturity Value $10,421)
   Merrill Lynch Government Securities Inc. (Maturity Value $45,766)
   Morgan Stanley & Co. Inc. (Maturity Value $45,766)
   UBS Securities LLC (Maturity Value $51,420)
     Collateralized by U.S. Government Agency Securities, 2.95% - 7.25%,
       11/02/07 - 10/24/12;  e U.S. Government Agency Discount Notes,
         11/16/07 - 3/31/08;  e U.S. Treasury Bill, 4/17/08; and
         U.S. Treasury Notes, 2.00% - 4.875%, 9/15/08 - 8/31/12 ................................                      -------------
  TOTAL INVESTMENTS (COST $208,742,622) 99.6% ..................................................                        210,324,982
  OTHER ASSETS, LESS LIABILITIES 0.4% ..........................................................                            940,080
                                                                                                                      -------------
  NET ASSETS 100.0% ............................................................................                      $ 211,265,062
                                                                                                                      =============

See Selected Portfolio Abbreviations on page 90.

a The coupon rate shown represents the rate at period end.

b Principal amount of security is adjusted for inflation. See Note 1(h).

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(c) regarding joint repurchase agreement.

e The security is traded on a discount basis with no stated coupon rate.


84 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                                   ---------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       2007          2006          2005 g
                                                                                   ---------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  10.10      $   9.94      $  10.00
                                                                                   ---------------------------------------
Income from investment operations a:

   Net investment income b .....................................................       0.29          0.38          0.31

   Net realized and unrealized gains (losses) ..................................       0.58          0.22          0.04
                                                                                   ---------------------------------------
Total from investment operations ...............................................       0.87          0.60          0.35
                                                                                   ---------------------------------------
Less distributions from:

   Net investment income .......................................................      (0.33)        (0.44)        (0.40)

   Tax return of capital .......................................................         --            --         (0.01)
                                                                                   ---------------------------------------
Total distributions ............................................................      (0.33)        (0.44)        (0.41)
                                                                                   ---------------------------------------
Redemption fees ................................................................         -- e          -- e          -- e
                                                                                   ---------------------------------------
Net asset value, end of year ...................................................   $  10.64      $  10.10      $   9.94
                                                                                   =======================================

Total return c .................................................................       8.75%         6.16%         3.53%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates ..............................       1.11%         1.12%         1.63%

Expenses net of waiver and payments by affiliates and expense reduction ........       0.90% f       0.90% f       0.90% f

Net investment income ..........................................................       2.80%         3.75%         3.29%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 46,682      $ 31,452      $ 23,753

Portfolio turnover rate ........................................................      23.60%         3.53%         8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                                                   ---------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       2007          2006          2005 g
                                                                                   ---------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  10.11      $   9.95      $  10.00
                                                                                   ---------------------------------------
Income from investment operations a:

   Net investment income b .....................................................       0.31          0.40          0.36

   Net realized and unrealized gains (losses) ..................................       0.59          0.23          0.02
                                                                                   ---------------------------------------
Total from investment operations ...............................................       0.90          0.63          0.38
                                                                                   ---------------------------------------
Less distributions from:

   Net investment income .......................................................      (0.36)        (0.47)        (0.42)

   Tax return of capital .......................................................         --            --         (0.01)
                                                                                   ---------------------------------------
Total distributions ............................................................      (0.36)        (0.47)        (0.43)
                                                                                   ---------------------------------------
Redemption fees ................................................................         -- e          -- e          -- e
                                                                                   ---------------------------------------
Net asset value, end of year ...................................................   $  10.65      $  10.11      $   9.95
                                                                                   =======================================

Total return c .................................................................       9.01%         6.41%         3.81%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates ..............................       0.86%         0.87%         1.38%

Expenses net of waiver and payments by affiliates and expense reduction ........       0.65% f       0.65% f       0.65% f

Net investment income ..........................................................       3.05%         4.00%         3.54%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 20,068      $ 17,892      $    496

Portfolio turnover rate ........................................................      23.60%         3.53%         8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period November 17, 2004 (commencement of operations) to October 31, 2005.


86 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN REAL RETURN FUND                                      COUNTRY/ORGANIZATION          SHARES                VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 87.9%
  COMMON STOCKS 8.8%
  ENERGY 3.5%
  ConocoPhillips .............................................       United States              1,700           $       144,432
  Devon Energy Corp. .........................................       United States              3,000                   280,200
  Exxon Mobil Corp. ..........................................       United States              1,500                   137,985
a Nabors Industries Ltd. .....................................          Bermuda                 3,900                   109,512
  Noble Corp. ................................................       United States              1,900                   100,605
  Noble Energy Inc. ..........................................       United States              2,100                   160,734
  Occidental Petroleum Corp. .................................       United States              3,400                   234,770
  Peabody Energy Corp. .......................................       United States              2,800                   156,100
  Schlumberger Ltd. ..........................................       United States              3,300                   318,681
a Southwestern Energy Co. ....................................       United States              4,200                   217,266
a Transocean Inc. ............................................       United States              1,600                   190,992
a Weatherford International Ltd. .............................          Bermuda                 4,450                   288,849
                                                                                                                ----------------
                                                                                                                      2,340,126
                                                                                                                ----------------
  MATERIALS 1.5%
  Alcoa Inc. .................................................       United States              3,800                   150,442
  Barrick Gold Corp. .........................................          Canada                  3,600                   158,868
  The Dow Chemical Co. .......................................       United States              3,400                   153,136
  Freeport-McMoRan Copper & Gold Inc., B .....................       United States              3,273                   385,167
  United States Steel Corp. ..................................       United States              1,500                   161,850
                                                                                                                ----------------
                                                                                                                      1,009,463
                                                                                                                ----------------
  REAL ESTATE 3.8%
  AvalonBay Communities Inc. .................................       United States              2,300                   282,095
  Boston Properties Inc. .....................................       United States              2,700                   292,518
  Kimco Realty Corp. .........................................       United States              6,400                   265,728
  LaSalle Hotel Properties ...................................       United States              5,400                   223,128
  ProLogis ...................................................       United States              5,989                   429,651
  Public Storage .............................................       United States              3,000                   242,910
  Regency Centers Corp. ......................................       United States              3,300                   235,884
  Simon Property Group Inc. ..................................       United States              2,600                   270,686
  Vornado Realty Trust .......................................       United States              2,400                   268,128
                                                                                                                ----------------
                                                                                                                      2,510,728
                                                                                                                ----------------
  TOTAL COMMON STOCKS (COST $3,717,182) ......................                                                        5,860,317
                                                                                                                ----------------

                                                                                         ------------------
                                                                                         PRINCIPAL AMOUNT b
                                                                                         ------------------
  CORPORATE BONDS 0.6%
  AUTOMOBILES & COMPONENTS 0.1%
  Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11 ....       United States              50,000                   49,963
                                                                                                                ----------------
  COMMERCIAL SERVICES & SUPPLIES 0.1%
c ARAMARK Corp., senior note, FRN, 8.856%, 2/01/15 ...........       United States              50,000                   50,500
                                                                                                                ----------------
  ENERGY 0.0% d
  Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .......       United States              50,000                   48,500
                                                                                                                ----------------
  FOOD, BEVERAGE & TOBACCO 0.1%
  Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ........       United States              50,000                   51,750
                                                                                                                ----------------
  HEALTH CARE EQUIPMENT & SERVICES 0.1%
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...          Germany                 50,000                   50,250
                                                                                                                ----------------


                                                              Annual Report | 87

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN REAL RETURN FUND                                      COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT b           VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  MATERIALS 0.0% d
  Novelis Inc., senior note, 7.25%, 2/15/15 ..................          Canada                    50,000        $        48,250
                                                                                                                ----------------
  MEDIA 0.1%
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ......       United States                50,000                 53,562
                                                                                                                ----------------
  TELECOMMUNICATION SERVICES 0.1%
  Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
    1/15/13 ..................................................          Bermuda                   50,000                 50,625
                                                                                                                ----------------
  TOTAL CORPORATE BONDS (COST $414,166) ......................                                                          403,400
                                                                                                                ----------------
  U.S. GOVERNMENT SECURITIES 70.1%
e U.S. Treasury Bond, Index Linked, 3.875%, 4/15/29 ..........       United States               379,448                487,384
e U.S. Treasury Note, Index Linked,
     3.625%, 1/15/08 .........................................       United States             1,158,346              1,162,599
     3.875%, 1/15/09 .........................................       United States             2,789,296              2,864,261
     4.25%, 1/15/10 ..........................................       United States               741,523                782,249
     0.875%, 4/15/10 .........................................       United States             9,439,102              9,225,250
     3.50%, 1/15/11 ..........................................       United States               597,343                628,890
     2.375%, 4/15/11 .........................................       United States             9,218,644              9,364,852
     3.00%, 7/15/12 ..........................................       United States             2,312,896              2,431,434
     1.875%, 7/15/13 .........................................       United States             6,566,266              6,549,338
     2.00%, 1/15/14 ..........................................       United States             5,851,642              5,848,904
     2.00%, 7/15/14 ..........................................       United States             1,103,092              1,103,093
     1.625%, 1/15/15 .........................................       United States             5,444,739              5,286,504
     2.00%, 1/15/16 ..........................................       United States             1,047,622              1,039,766
                                                                                                                ----------------
  TOTAL U.S. GOVERNMENT SECURITIES (COST $46,631,462) ........                                                       46,774,524
                                                                                                                ----------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 8.4%
f Egypt Treasury Bill, 1/08/08 ...............................           Egypt                   100,000 EGP             17,919
c European Investment Bank, senior note, FRN, 0.781%,
    9/21/11 ..................................................      Supranational g          175,000,000 JPY          1,517,664
  Government of Malaysia,
     6.45%, 7/01/08 ..........................................          Malaysia               4,115,000 MYR          1,257,546
     7.00%, 3/15/09 ..........................................          Malaysia                 100,000 MYR             31,393
  Government of Norway, 5.50%, 5/15/09 .......................           Norway                  310,000 NOK             58,163
  Government of Singapore,
     5.625%, 7/01/08 .........................................         Singapore                 330,000 SGD            233,421
     4.375%, 1/15/09 .........................................         Singapore                  45,000 SGD             31,966
  Government of Sweden,
     5.00%, 1/28/09 ..........................................           Sweden                2,800,000 SEK            445,559
  Korea Treasury Note, 4.75%, 6/10/09 ........................        South Korea            625,000,000 KRW            687,086
h Nota Do Tesouro Nacional, Index Linked, 6.00%,
     5/15/15 .................................................           Brazil                      800 BRL i          724,766
     5/15/45 .................................................           Brazil                      480 BRL i          443,484
  Queensland Treasury Corp., 6.00%, 7/14/09 ..................         Australia                 210,000 AUD            192,618
                                                                                                                ----------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST
    $5,129,973) ..............................................                                                        5,641,585
                                                                                                                ----------------
  TOTAL LONG TERM INVESTMENTS (COST $55,892,783) .............                                                       58,679,826
                                                                                                                ----------------


88 | Annual Report

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN REAL RETURN FUND                                            COUNTRY          PRINCIPAL AMOUNT b           VALUE
--------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 10.3%
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.2%
  Government of Malaysia,
     3.546%, 1/11/08 .........................................          Malaysia               2,400,000 MYR    $       719,784
     3.569%, 2/14/08 .........................................          Malaysia                 150,000 MYR             44,996
     3.17%, 5/15/08 ..........................................          Malaysia                 650,000 MYR            194,571
f Government of Sweden, Strip,
     6/18/08 .................................................           Sweden                3,900,000 SEK            598,832
     9/17/08 .................................................           Sweden                1,500,000 SEK            228,011
f Malaysia Treasury Bills, 11/01/07- 12/21/07 ................          Malaysia               1,190,000 MYR            355,445
f Norway Treasury Bills, 12/19/07- 9/17/08 ...................           Norway                2,095,000 NOK            385,638
f Sweden Treasury Bill, 12/19/07 .............................           Sweden                1,925,000 SEK            301,430
                                                                                                                ----------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $2,594,461) .......................................                                                        2,828,707
                                                                                                                ----------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
     (COST $58,487,244) ......................................                                                       61,508,533
                                                                                                                ----------------
  REPURCHASE AGREEMENT (COST $4,056,795) 6.1%
j Joint Repurchase Agreement, 4.702%, 11/01/07 (Maturity Value
     $4,057,325) .............................................       United States             4,056,795              4,056,795
   ABN AMRO Bank NV, New York Branch (Maturity Value $342,519)
   Banc of America Securities LLC (Maturity Value $384,837)
   Barclays Capital Inc. (Maturity Value $384,837)
   BNP Paribas Securities Corp. (Maturity Value $342,519)
   Credit Suisse Securities (USA) LLC (Maturity Value $342,519)
   Deutsche Bank Securities Inc. (Maturity Value $342,519)
   Goldman, Sachs & Co. (Maturity Value $384,837)
   Greenwich Capital Markets Inc. (Maturity Value $384,837)
   Lehman Brothers Inc. (Maturity Value $78,026)
   Merrill Lynch Government Securities Inc. (Maturity Value
     $342,519)
   Morgan Stanley & Co. Inc. (Maturity Value $342,519)
   UBS Securities LLC (Maturity Value $384,837)
     Collateralized by U.S. Government Agency Securities, 2.95%
       - 7.25%, 11/02/07 - 10/24/12;  f U.S. Government Agency
          Discount Notes, 11/16/07 - 3/31/08;  f U.S. Treasury
          Bill, 4/17/08; and U.S. Treasury Notes, 2.00%
          - 4.875%, 9/15/08 - 8/31/12 ........................                                                  ----------------
  TOTAL INVESTMENTS (COST $62,544,039) 98.2% .................                                                       65,565,328
  OTHER ASSETS, LESS LIABILITIES 1.8% ........................                                                        1,184,916
                                                                                                                ----------------
  NET ASSETS 100.0% ..........................................                                                      $66,750,244
                                                                                                                ================

See Currency and Selected Portfolio Abbreviations on page 90.

a Non-income producing for the twelve months ended October 31, 2007.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c The coupon rate shown represents the rate at period end.

d Rounds to less than 0.1% of net assets.

e Principal amount of security is adjusted for inflation. See Note 1(h).

f The security is traded on a discount basis with no stated coupon rate.

g A supranational organization is an entity formed by two or more central governments through international treaties.

h Redemption price at maturity is adjusted for inflation. See Note 1(h).

i Principal amount is stated in 1,000 Brazilian Real Units.

j See Note 1(c) regarding joint repurchase agreement.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 89

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pounds
JPY - Japanese Yen
KRW - South Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS:

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
SF    - Single Family


 90 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007

                                                                     --------------------------------------------------------
                                                                       FRANKLIN      FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                     BALANCED FUND     SECURITIES FUND        INCOME FUND
                                                                     --------------------------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................    $ 34,871,507        $ 1,004,440,649    $   859,746,275
      Cost - Sweep Money Fund (Note 7) ...........................       6,481,186             17,517,302         41,903,733
      Cost - Money Market Fund ...................................              --                     --          6,802,877
                                                                     --------------------------------------------------------
      Total cost of investments ..................................    $ 41,352,693        $ 1,021,957,951    $   908,452,885
                                                                     ========================================================
      Value - Unaffiliated issuers ...............................    $ 36,213,328        $ 1,128,878,361    $ 1,045,002,964
      Value - Sweep Money Fund (Note 7) ..........................       6,481,186             17,517,302         41,903,733
      Value - Money Market Fund ..................................              --                     --          6,802,877
                                                                     --------------------------------------------------------
      Total value of investments a ...............................      42,694,514          1,146,395,663      1,093,709,574
   Receivables:
      Investment securities sold .................................         246,406                     --                 --
      Capital shares sold ........................................         599,672              3,079,352          2,116,464
      Dividends and interest .....................................         213,526              5,483,689          1,881,098
                                                                     --------------------------------------------------------
         Total assets ............................................      43,754,118          1,154,958,704      1,097,707,136
                                                                     --------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ............................         677,363                     --          5,721,772
      Capital shares redeemed ....................................          66,932              2,688,927          1,997,110
      Affiliates .................................................          31,912                923,926            865,737
      Unaffiliated transfer agent fees ...........................           1,981                289,578            348,243
   Options written, at value (premiums received $29,328) .........          29,260                     --                 --
   Payable upon return of securities loaned ......................              --                     --          6,802,877
   Accrued expenses and other liabilities ........................          30,065                100,463            105,082
                                                                     --------------------------------------------------------
         Total liabilities .......................................         837,513              4,002,894         15,840,821
                                                                     --------------------------------------------------------
            Net assets, at value .................................    $ 42,916,605        $ 1,150,955,810    $ 1,081,866,315
                                                                     ========================================================
Net assets consist of:
   Paid-in capital ...............................................    $ 40,292,503        $ 1,014,277,112    $   848,415,869
   Undistributed net investment income (distributions in
     excess of net investment income) ............................         215,846            (24,948,395)         2,366,375
   Net unrealized appreciation (depreciation) ....................       1,342,881            124,437,712        185,256,689
   Accumulated net realized gain (loss) ..........................       1,065,375             37,189,381         45,827,382
                                                                     --------------------------------------------------------
            Net assets, at value .................................    $ 42,916,605        $ 1,150,955,810    $ 1,081,866,315
                                                                     ========================================================

a The Franklin Equity Income Fund includes $6,590,745 of securities loaned.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 91

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                                     --------------------------------------------------------
                                                                       FRANKLIN      FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                     BALANCED FUND      SECURITIES FUND        INCOME FUND
                                                                     --------------------------------------------------------
CLASS A:
   Net assets, at value ..........................................    $ 35,180,096          $ 844,602,508      $ 855,226,646
                                                                     ========================================================
   Shares outstanding ............................................       3,095,520             49,268,219         38,163,089
                                                                     ========================================================
   Net asset value per share a ...................................    $      11.36          $       17.14      $       22.41
                                                                     ========================================================
   Maximum offering price per share (net asset value per share /
     94.25%) .....................................................    $      12.05          $       18.19      $       23.78
                                                                     ========================================================
CLASS B:
   Net assets, at value ..........................................              --                     --      $  46,626,688
                                                                     ========================================================
   Shares outstanding ............................................              --                     --          2,090,980
                                                                     ========================================================
   Net asset value and maximum offering price per share a ........              --                     --      $       22.30
                                                                     ========================================================
CLASS C:
   Net assets, at value ..........................................    $  6,541,627          $ 306,353,302      $ 166,481,229
                                                                     ========================================================
   Shares outstanding ............................................         579,132             18,046,798          7,462,135
                                                                     ========================================================
   Net asset value and maximum offering price per share a ........    $      11.30          $       16.98      $       22.31
                                                                     ========================================================
CLASS R:
   Net assets, at value ..........................................    $     15,290                     --      $  13,531,752
                                                                     ========================================================
   Shares outstanding ............................................           1,346                     --            603,394
                                                                     ========================================================
   Net asset value and maximum offering price per share a ........    $      11.36                     --      $       22.43
                                                                     ========================================================
ADVISOR CLASS:
   Net assets, at value ..........................................    $  1,179,592                     --                 --
                                                                     ========================================================
   Shares outstanding ............................................         103,637                     --                 --
                                                                     ========================================================
   Net asset value and maximum offering price per share a ........    $      11.38                     --                 --
                                                                     ========================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


92 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                              ---------------------------------
                                                              FRANKLIN LIMITED
                                                                MATURITY U.S.
                                                                 GOVERNMENT      FRANKLIN REAL
                                                               SECURITIES FUND    RETURN FUND
                                                              ---------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................      $ 203,947,018    $ 58,487,244
      Cost - Sweep Money Fund (Note 7) ....................          4,253,558              --
      Cost - Repurchase agreements ........................            542,046       4,056,795
                                                              ---------------------------------
      Total cost of investments ...........................      $ 208,742,622    $ 62,544,039
                                                              =================================
      Value - Unaffiliated issuers ........................      $ 205,529,378    $ 61,508,533
      Value - Sweep Money Fund (Note 7) ...................          4,253,558              --
      Value - Repurchase agreements .......................            542,046       4,056,795
                                                              ---------------------------------
      Total value of investments ..........................        210,324,982      65,565,328
   Foreign currency, at value (cost $911,812) .............                 --       1,012,263
   Receivables:
      Investment securities sold ..........................            358,653              --
      Capital shares sold .................................            134,077         333,187
      Dividends and Interest ..............................          1,882,743         323,894
                                                              ---------------------------------
         Total assets .....................................        212,700,455      67,234,672
                                                              ---------------------------------
Liabilities:
   Payables:
      Capital shares redeemed .............................          1,049,795         363,287
      Affiliates ..........................................            132,440          37,257
      Distributions to shareholders .......................            146,598          43,660
      Unaffiliated transfer agent fees ....................             65,042          10,620
   Accrued expenses and other liabilities .................             41,518          29,604
                                                              ---------------------------------
         Total liabilities ................................          1,435,393         484,428
                                                              ---------------------------------
            Net assets, at value ..........................      $ 211,265,062    $ 66,750,244
                                                              =================================
Net assets consist of:
   Paid-in capital ........................................      $ 226,127,223    $ 63,266,183
   Undistributed net investment income ....................              2,977         115,240
   Net unrealized appreciation (depreciation) .............          1,582,360       3,127,162
   Accumulated net realized gain (loss) ...................        (16,447,498)        241,659
                                                              ---------------------------------
            Net assets, at value ..........................      $ 211,265,062    $ 66,750,244
                                                              =================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 93

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                              ---------------------------------
                                                              FRANKLIN LIMITED
                                                                MATURITY U.S.
                                                                 GOVERNMENT      FRANKLIN REAL
                                                               SECURITIES FUND    RETURN FUND
                                                              ---------------------------------
CLASS A:
   Net assets, at value ...................................      $ 189,121,879    $ 46,682,177
                                                              =================================
   Shares outstanding .....................................         18,902,774       4,387,901
                                                              =================================
   Net asset value per share a ............................      $       10.00    $      10.64
                                                              =================================
   Maximum offering price per share (net asset value per
     share / 97.75% and 95.75%, respectively) .............      $       10.23    $      11.11
                                                              =================================
ADVISOR CLASS:
   Net assets, at value ...................................      $  22,143,183    $ 20,068,067
                                                              =================================
   Shares outstanding .....................................          2,215,505       1,884,183
                                                              =================================
   Net asset value and maximum offering price
     per share a ..........................................      $        9.99    $      10.65
                                                              =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


94 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2007

                                                                     -----------------------------------------------------------
                                                                     FRANKLIN BALANCED   FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                            FUND            SECURITIES FUND       INCOME FUND
                                                                     -----------------------------------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .......................................         $   398,084          $  17,188,683      $ 29,837,140
      Sweep Money Fund (Note 7) ..................................             108,959              2,031,015         1,194,806
   Interest ......................................................             666,854             14,610,105                --
   Income from securities loaned - net ...........................                  --                     --           123,992
                                                                     -----------------------------------------------------------
         Total investment income .................................           1,173,897             33,829,803        31,155,938
                                                                     -----------------------------------------------------------
Expenses:
   Management fees (Note 3a) .....................................             128,595              5,006,399         4,927,026
   Administrative fees (Note 3b) .................................              54,438                     --                --
   Distribution fees: (Note 3c)
      Class A ....................................................              81,542              1,962,854         2,033,970
      Class B ....................................................                  --                     --           502,005
      Class C ....................................................              21,194              2,920,927         1,736,656
      Class R ....................................................                  70                     --            83,724
   Transfer agent fees (Note 3e) .................................              17,311              1,306,166         1,726,955
   Custodian fees (Note 4) .......................................                 378                 22,624            18,873
   Reports to shareholders .......................................               6,946                181,612           190,890
   Registration and filing fees ..................................              47,271                 96,514           101,423
   Professional fees .............................................              22,427                 37,971            37,646
   Trustees' fees and expenses ...................................                 549                 23,503            23,011
   Amortization of offering costs ................................              57,683                     --                --
   Other .........................................................               5,646                 68,597            31,619
                                                                     -----------------------------------------------------------
         Total expenses ..........................................             444,050             11,627,167        11,413,798
         Expense reductions (Note 4) .............................                  --                 (2,890)              (40)
         Expenses waived/paid by affiliates (Note 3f) ............            (147,633)                    --                --
                                                                     -----------------------------------------------------------
            Net expenses .........................................             296,417             11,624,277        11,413,758
                                                                     -----------------------------------------------------------
            Net investment income ................................             877,480             22,205,526        19,742,180
                                                                     -----------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................             848,548             37,817,566        45,828,063
      Written options (Note 1e) ..................................             236,811                     --                --
      Realized gain distributions from REITs .....................                  --                 18,743            45,368
      Foreign currency transactions ..............................                (546)                    --            (2,675)
                                                                     -----------------------------------------------------------
            Net realized gain (loss) .............................           1,084,813             37,836,309        45,870,756
                                                                     -----------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................             328,166             44,502,885         4,832,546
      Translation of assets and liabilities denominated in foreign
        currencies ...............................................                 992                     --                --
                                                                     -----------------------------------------------------------
            Net change in unrealized appreciation
              (depreciation) .....................................             329,158             44,502,885         4,832,546
                                                                     -----------------------------------------------------------
Net realized and unrealized gain (loss) ..........................           1,413,971             82,339,194        50,703,302
                                                                     -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..         $ 2,291,451          $ 104,544,720      $ 70,445,482
                                                                     ===========================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 95

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2007

                                                                                     ----------------------------------
                                                                                     FRANKLIN LIMITED
                                                                                       MATURITY U.S.
                                                                                        GOVERNMENT       FRANKLIN REAL
                                                                                      SECURITIES FUND     RETURN FUND
                                                                                     ----------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .......................................................   $        180,578     $    127,993
      Sweep Money Fund (Note 7) ..................................................            210,489               --
   Interest ......................................................................          9,667,870        1,896,719
                                                                                     ----------------------------------
         Total investment income .................................................         10,058,937        2,024,712
                                                                                     ----------------------------------
Expenses:
   Management fees (Note 3a) .....................................................          1,183,219          232,423
   Administrative fees (Note 3b) .................................................                 --          109,376
   Distribution fees - Class A (Note 3c) .........................................            193,361           91,129
   Transfer agent fees (Note 3e) .................................................            384,060           47,496
   Custodian fees (Note 4) .......................................................              3,637           12,329
   Reports to shareholders .......................................................             34,666            3,337
   Registration and filing fees ..................................................             33,394           36,956
   Professional fees .............................................................             26,805           21,120
   Trustees' fees and expenses ...................................................              4,848            1,172
   Other .........................................................................             15,119            4,364
                                                                                     ----------------------------------
         Total expenses ..........................................................          1,879,109          559,702
         Expense reductions (Note 4) .............................................                (42)            (487)
         Expenses waived/paid by affiliates (Note 3f) ............................                 --         (113,600)
                                                                                     ----------------------------------
            Net expenses .........................................................          1,879,067          445,615
                                                                                     ----------------------------------
               Net investment income .............................................          8,179,870        1,579,097
                                                                                     ----------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................................           (515,289)       1,023,257
      Foreign currency transactions ..............................................                 --           62,366
                                                                                     ----------------------------------
               Net realized gain (loss) ..........................................           (515,289)       1,085,623
                                                                                     ----------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................          3,080,816        2,084,539
      Translation of assets and liabilities denominated in foreign currencies ....                 --          101,314
                                                                                     ----------------------------------
               Net change in unrealized appreciation (depreciation) ..............          3,080,816        2,185,853
                                                                                     ----------------------------------
Net realized and unrealized gain (loss) ..........................................          2,565,527        3,271,476
                                                                                     ----------------------------------
Net increase (decrease) in net assets resulting from operations ..................   $     10,745,397     $  4,850,573
                                                                                     ==================================


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ----------------------------------------------------------------
                                                                                                         FRANKLIN CONVERTIBLE
                                                                       FRANKLIN BALANCED FUND               SECURITIES FUND
                                                                    ----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,           YEAR ENDED OCTOBER 31,
                                                                        2007            2006 a          2007              2006
                                                                    ----------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................   $     877,480   $    154,415   $    22,205,526   $   21,374,703
      Net realized gain (loss) from investments, written options, realized gain distributions from REITs, and foreign
        currency transactions ...................................       1,084,813        (19,286)       37,836,309       69,913,327
      Net change in unrealized appreciation
        (depreciation) on investments and
        translation of assets and liabilities
        denominated in foreign currencies .......................         329,158      1,013,723        44,502,885       11,060,363
                                                                    ----------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from operations .........................       2,291,451      1,148,852       104,544,720      102,348,393
                                                                    ----------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
        Class A .................................................        (719,653)      (107,069)      (26,527,413)     (23,140,732)
        Class C .................................................         (53,488)        (1,076)       (7,845,592)      (7,186,294)
        Class R .................................................            (384)           (68)               --               --
        Advisor Class ...........................................         (22,527)        (1,141)               --               --
      Net realized gains:
        Class A .................................................              --             --       (50,626,878)     (21,590,256)
        Class C .................................................              --             --       (19,206,544)      (8,557,998)
                                                                    ----------------------------------------------------------------
   Total distributions to shareholders ..........................        (796,052)      (109,354)     (104,206,427)     (60,475,280)
                                                                    ----------------------------------------------------------------
   Capital share transactions: (Note 2)
        Class A .................................................      16,510,485     16,239,165       126,041,888      136,363,886
        Class C .................................................       6,263,137        233,326        35,323,179       39,905,865
        Class R .................................................           3,771         10,000                --               --
        Advisor Class ...........................................         893,224        227,840                --               --
                                                                    ----------------------------------------------------------------
   Total capital share transactions .............................      23,670,617     16,710,331       161,365,067      176,269,751
                                                                    ----------------------------------------------------------------
   Redemption fees ..............................................             759              1            18,999              (88)
                                                                    ----------------------------------------------------------------
            Net increase (decrease) in net assets ...............      25,166,775     17,749,830       161,722,359      218,142,776
Net assets:
   Beginning of year ............................................      17,749,830             --       989,233,451      771,090,675
                                                                    ----------------------------------------------------------------
   End of year ..................................................   $  42,916,605   $ 17,749,830   $ 1,150,955,810   $  989,233,451
                                                                    ================================================================
Undistributed net investment income
  (distributions in excess of net investment
   income) included in net assets:
      End of year ...............................................   $     215,846   $     76,695   $   (24,948,395)  $  (13,330,487)
                                                                    ================================================================

a For the period July 3, 2006 (commencement of operations) to October 31, 2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 -------------------------------------------------------------------
                                                                                                       FRANKLIN LIMITED MATURITY
                                                                    FRANKLIN EQUITY INCOME FUND     U.S. GOVERNMENT SECURITIES FUND
                                                                 -------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,            YEAR ENDED OCTOBER 31,
                                                                       2007             2006             2007             2006
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
      Net investment income ..................................   $    19,742,180   $   19,049,430   $    8,179,870   $    8,871,709
      Net realized gain (loss) from investments,
        realized gain distributions from REITs, and
        foreign currency transactions ........................        45,870,756       63,390,423         (515,289)      (3,687,282)
      Net change in unrealized appreciation
        (depreciation) on investments ........................         4,832,546       54,011,482        3,080,816        3,776,779
                                                                 -------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from operations ......................        70,445,482      136,451,335       10,745,397        8,961,206
                                                                 -------------------------------------------------------------------
  Distributions to shareholders from:
      Net investment income:
         Class A .............................................       (15,972,888)     (16,278,868)      (7,617,448)      (8,691,821)
         Class B .............................................          (630,546)        (904,700)              --               --
         Class C .............................................        (2,189,372)      (2,940,496)              --               --
         Class R .............................................          (293,600)        (447,857)              --               --
         Advisor Class .......................................                --               --         (892,979)        (833,685)
      Net realized gains:
         Class A .............................................       (46,881,447)     (14,982,720)              --               --
         Class B .............................................        (3,228,819)      (1,242,475)              --               --
         Class C .............................................       (10,790,372)      (3,988,398)              --               --
         Class R .............................................        (1,172,131)        (471,352)              --               --
                                                                 -------------------------------------------------------------------
  Total distributions to shareholders ........................       (81,159,175)     (41,256,866)      (8,510,427)      (9,525,506)
                                                                 -------------------------------------------------------------------
  Capital share transactions: (Note 2)
         Class A .............................................       128,326,523       13,164,326      (24,153,550)     (56,401,378)
         Class B .............................................        (4,850,825)      (8,195,831)              --               --
         Class C .............................................        (4,298,881)     (19,720,106)              --               --
         Class R .............................................        (5,292,753)      (3,698,975)              --               --
         Advisor Class .......................................                --               --         (374,585)      (4,425,688)
                                                                 -------------------------------------------------------------------
  Total capital share transactions ...........................       113,884,064      (18,450,586)     (24,528,135)     (60,827,066)
                                                                 -------------------------------------------------------------------
  Redemption fees ............................................            11,014            9,042           20,529            6,716
                                                                 -------------------------------------------------------------------
            Net increase (decrease) in net assets ............       103,181,385       76,752,925      (22,272,636)     (61,384,650)
Net assets:
  Beginning of year ..........................................       978,684,930      901,932,005      233,537,698      294,922,348
                                                                 -------------------------------------------------------------------
  End of year ................................................   $ 1,081,866,315   $  978,684,930   $  211,265,062   $  233,537,698
                                                                 ===================================================================
Undistributed net investment income
  included in net assets:
   End of year ...............................................   $     2,366,375   $    2,582,879   $        2,977   $      125,552
                                                                 ===================================================================


98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ---------------------------------
                                                                                                    FRANKLIN REAL RETURN FUND
                                                                                                ---------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                      2007             2006
                                                                                                ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................   $    1,579,097    $    1,539,243
      Net realized gain (loss) from investments and foreign currency transactions ...........        1,085,623               508
      Net change in unrealized appreciation (depreciation) on investments and translation of
        assets and liabilities denominated in foreign currencies ............................        2,185,853           830,808
                                                                                                ---------------------------------
            Net increase (decrease) in net assets resulting from operations .................        4,850,573         2,370,559
                                                                                                ---------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................................................       (1,192,254)       (1,259,154)
         Advisor Class ......................................................................         (614,695)         (572,904)
                                                                                                ---------------------------------
   Total distributions to shareholders ......................................................       (1,806,949)       (1,832,058)
                                                                                                ---------------------------------
   Capital share transactions: (Note 2)
         Class A ............................................................................       13,198,443         7,257,215
         Advisor Class ......................................................................        1,164,113        17,299,813
                                                                                                ---------------------------------
   Total capital share transactions .........................................................       14,362,556        24,557,028
                                                                                                ---------------------------------
   Redemption fees ..........................................................................              104                32
                                                                                                ---------------------------------
            Net increase (decrease) in net assets ...........................................       17,406,284        25,095,561
Net assets:
   Beginning of year ........................................................................       49,343,960        24,248,399
                                                                                                ---------------------------------
   End of year ..............................................................................   $   66,750,244    $   49,343,960
                                                                                                =================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
    End of year .............................................................................   $      115,240    $     (495,959)
                                                                                                =================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------
CLASS A, CLASS C,                                CLASS A, CLASS B,
CLASS R & ADVISOR CLASS   CLASS A & CLASS C      CLASS C & CLASS R   CLASS A & ADVISOR CLASS
------------------------------------------------------------------------------------------------------
Franklin Balanced         Franklin Convertible   Franklin Equity     Franklin Limited Maturity
  Fund                      Securities Fund        Income Fund         U.S. Government Securities Fund
                                                                     Franklin Real Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


100 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                             Annual Report | 101

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on October 31, 2007. The joint repurchase agreement is valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

E. OPTIONS

The Franklin Balanced Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.


102 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING

The Franklin Equity Income Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                             Annual Report | 103

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


104 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                   ----------------------------------------------------------------
                                                                            FRANKLIN                   FRANKLIN CONVERTIBLE
                                                                         BALANCED FUND                    SECURITIES FUND
                                                                   ----------------------------------------------------------------
                                                                     SHARES          AMOUNT           SHARES            AMOUNT
                                                                   ----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ................................................      1,687,911   $   18,910,449       14,399,024   $   244,834,632
   Shares issued in reinvestment of distributions .............         18,777          210,061        3,570,065        58,931,326
   Shares redeemed ............................................       (232,320)      (2,610,025)     (10,459,036)     (177,724,070)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................      1,474,368   $   16,510,485        7,510,053   $   126,041,888
                                                                   ================================================================
Year ended October 31, 2006 a
   Shares sold ................................................      1,621,499   $   16,242,687       14,665,760   $   243,063,927
   Shares issued in reinvestment of distributions .............            528            5,423        2,042,486        33,203,459
   Shares redeemed ............................................           (875)          (8,945)      (8,440,441)     (139,903,500)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................      1,621,152   $   16,239,165        8,267,805   $   136,363,886
                                                                   ================================================================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ................................................        588,047   $    6,611,187        3,729,693   $    62,618,890
   Shares issued in reinvestment of distributions .............          4,412           49,338        1,118,289        18,292,787
   Shares redeemed ............................................        (36,163)        (397,388)      (2,715,193)      (45,588,498)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................        556,296   $    6,263,137        2,132,789   $    35,323,179
                                                                   ================================================================
Year ended October 31, 2006 a
   Shares sold ................................................         22,741   $      232,346        4,412,676   $    72,580,647
   Shares issued in reinvestment of distributions .............             97            1,001          676,434        10,904,810
   Shares redeemed ............................................             (2)             (21)      (2,650,782)      (43,579,592)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................         22,836   $      233,326        2,438,328   $    39,905,865
                                                                   ================================================================
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ................................................            340   $        3,701
   Shares issued in reinvestment of distributions .............              6               70
                                                                   ----------------------------
   Net increase (decrease) ....................................            346   $        3,771
                                                                   ============================
Year ended October 31, 2006 a
   Shares sold ................................................          1,000   $       10,000
                                                                   ----------------------------
   Net increase (decrease) ....................................          1,000   $       10,000
                                                                   ============================


                                                             Annual Report | 105

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                   -----------------------------
                                                                             FRANKLIN
                                                                          BALANCED FUND
                                                                   -----------------------------
                                                                     SHARES          AMOUNT
                                                                   -----------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ................................................         83,546   $      918,347
   Shares issued in reinvestment of distributions .............          2,002           22,404
   Shares redeemed ............................................         (4,326)         (47,527)
                                                                   -----------------------------
   Net increase (decrease) ....................................         81,222   $      893,224
                                                                   =============================
Year ended October 31, 2006 a
   Shares sold ................................................         22,316   $      226,824
   Shares issued in reinvestment of distributions .............            104            1,073
   Shares redeemed ............................................             (5)             (57)
                                                                   -----------------------------
   Net increase (decrease) ....................................         22,415   $      227,840
                                                                   =============================

a For the period July 3, 2006 (commencement of operations) to October 31, 2006 for the Franklin Balanced Fund.

                                                                   ----------------------------------------------------------------
                                                                         FRANKLIN EQUITY           FRANKLIN LIMITED MATURITY U.S.
                                                                           INCOME FUND              GOVERNMENT SECURITIES FUND
                                                                   ----------------------------------------------------------------
                                                                     SHARES          AMOUNT           SHARES            AMOUNT
                                                                   ----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ................................................     10,585,130   $  239,170,803        4,454,202   $    44,178,835
   Shares issued in reinvestment of distributions .............      2,605,129       57,408,622          614,512         6,096,010
   Shares redeemed ............................................     (7,467,396)    (168,252,902)      (7,503,970)      (74,428,395)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................      5,722,863   $  128,326,523       (2,435,256)  $   (24,153,550)
                                                                   ================================================================
Year ended October 31, 2006
   Shares sold ................................................      9,072,798   $  191,974,488        3,081,060   $    30,372,148
   Shares issued in reinvestment of distributions .............      1,317,616       27,473,973          702,081         6,921,730
   Shares redeemed ............................................     (9,787,453)    (206,284,135)      (9,507,198)      (93,695,256)
                                                                   ----------------------------------------------------------------
   Net increase (decrease) ....................................        602,961   $   13,164,326       (5,724,057)  $   (56,401,378)
                                                                   ================================================================
CLASS B SHARES:
Year ended October 31, 2007
   Shares sold ................................................        105,074   $    2,363,637
   Shares issued in reinvestment of distributions .............        154,945        3,390,324
   Shares redeemed ............................................       (472,417)     (10,604,786)
                                                                   -----------------------------
   Net increase (decrease) ....................................       (212,398)  $   (4,850,825)
                                                                   =============================


106 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              -------------------------------------------------------------------
                                                                      FRANKLIN EQUITY            FRANKLIN LIMITED MATURITY U.S.
                                                                        INCOME FUND                GOVERNMENT SECURITIES FUND
                                                              -------------------------------------------------------------------
                                                                  SHARES           AMOUNT            SHARES           AMOUNT
                                                              -------------------------------------------------------------------
Year ended October 31, 2006
   Shares sold ...........................................          114,749    $    2,409,028
   Shares issued in reinvestment of distributions ........           90,620         1,877,082
   Shares redeemed .......................................         (594,565)      (12,481,941)
                                                              --------------------------------
   Net increase (decrease) ...............................         (389,196)   $   (8,195,831)
                                                              ================================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ...........................................          978,767    $   21,854,647
   Shares issued in reinvestment of distributions ........          534,361        11,699,188
   Shares redeemed .......................................       (1,685,264)      (37,852,716)
                                                              --------------------------------
   Net increase (decrease) ...............................         (172,136)   $   (4,298,881)
                                                              ================================
Year ended October 31, 2006
   Shares sold ...........................................          943,781    $   19,838,896
   Shares issued in reinvestment of distributions ........          296,892         6,153,300
   Shares redeemed .......................................       (2,172,609)      (45,712,302)
                                                              --------------------------------
   Net increase (decrease) ...............................         (931,936)   $  (19,720,106)
                                                              ================================
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ...........................................          189,919    $    4,248,628
   Shares issued in reinvestment of distributions ........           66,257         1,459,144
   Shares redeemed .......................................         (486,335)      (11,000,525)
                                                              --------------------------------
   Net increase (decrease) ...............................         (230,159)   $   (5,292,753)
                                                              ================================
Year ended October 31, 2006
   Shares sold ...........................................          192,890    $    4,074,996
   Shares issued in reinvestment of distributions ........           43,689           910,648
   Shares redeemed .......................................         (409,295)       (8,684,619)
                                                              --------------------------------
   Net increase (decrease) ...............................         (172,716)   $   (3,698,975)
                                                              ================================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ...........................................                                              244,139    $   2,420,255
   Shares issued in reinvestment of distributions ........                                               54,375          538,821
   Shares redeemed .......................................                                             (337,095)      (3,333,661)
                                                                                                 --------------------------------
   Net increase (decrease) ...............................                                              (38,581)   $    (374,585)
                                                                                                 ================================
Year ended October 31, 2006
   Shares sold ...........................................                                              281,810    $   2,777,912
   Shares issued in reinvestment of distributions ........                                               53,884          530,718
   Shares redeemed .......................................                                             (781,285)      (7,734,318)
                                                                                                 --------------------------------
   Net increase (decrease) ...............................                                             (445,591)   $  (4,425,688)
                                                                                                 ================================


                                                             Annual Report | 107

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              --------------------------------
                                                                 FRANKLIN REAL RETURN FUND
                                                              --------------------------------
                                                                  SHARES           AMOUNT
                                                              --------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ...........................................        2,490,410    $   25,763,946
   Shares issued in reinvestment of distributions ........           95,318           986,170
   Shares redeemed .......................................       (1,311,467)      (13,551,673)
                                                              --------------------------------
   Net increase (decrease) ...............................        1,274,261    $   13,198,443
                                                              ================================
Year ended October 31, 2006
   Shares sold ...........................................        2,292,276    $   23,059,764
   Shares issued in reinvestment of distributions ........           88,061           885,141
   Shares redeemed .......................................       (1,655,854)      (16,687,690)
                                                              --------------------------------
   Net increase (decrease) ...............................          724,483    $    7,257,215
                                                              ================================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ...........................................          441,613    $    4,557,542
   Shares issued in reinvestment of distributions ........            5,479            56,816
   Shares redeemed .......................................         (332,374)       (3,450,245)
                                                              --------------------------------
   Net increase (decrease) ...............................          114,718    $    1,164,113
                                                              ================================
Year ended October 31, 2006
   Shares sold ...........................................        1,831,088    $   18,422,808
   Shares issued in reinvestment of distributions ........            2,306            23,278
   Shares redeemed .......................................         (113,741)       (1,146,273)
                                                              --------------------------------
   Net increase (decrease) ...............................        1,719,653    $   17,299,813
                                                              ================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent


108 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.500%               Up to and including $250 million
      0.475%               Over $250 million, up to and including $500 million
      0.450%               Over $500 million, up to and including $1 billion
      0.425%               Over $1 billion, up to and including $2.5 billion
      0.400%               Over $2.5 billion, up to and including $5 billion
      0.375%               Over $5 billion, up to and including $10 billion
      0.350%               Over $10 billion, up to and including $15 billion
      0.325%               Over $15 billion, up to and including $20 billion
      0.300%               In excess of $20 billion

The Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               Over $15 billion, up to and including $17.5 billion
      0.380%               Over $17.5 billion, up to and including $20 billion
      0.360%               Over $20 billion, up to and including $35 billion
      0.355%               Over $35 billion, up to and including $50 billion
      0.350%               In excess of $50 billion

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               In excess of $250 million


                                                             Annual Report | 109

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.425%               Up to and including $500 million
      0.325%               Over $500 million, up to and including $1 billion
      0.280%               Over $1 billion, up to and including $1.5 billion
      0.235%               Over $1.5 billion, up to and including $6.5 billion
      0.215%               Over $6.5 billion, up to and including $11.5 billion
      0.200%               Over $11.5 billion, up to and including $16.5 billion
      0.190%               Over $16.5 billion, up to and including $19 billion
      0.180%               Over $19 billion, up to and including $21.5 billion
      0.170%               In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Balanced Fund and Franklin Real Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Limited Maturity U.S. Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


110 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                              ----------------------------------------------------------------------------
                                                                                 FRANKLIN        FRANKLIN
                                                 FRANKLIN        FRANKLIN     LIMITED MATURITY     REAL
                                FRANKLIN        CONVERTIBLE       EQUITY      U.S. GOVERNMENT     RETURN
                              BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                              ----------------------------------------------------------------------------
Reimbursement Plans:
Class A ...................         --            0.25%           0.25%            0.10%            --

Compensation Plans:
Class A ...................       0.35%             --              --               --           0.25%
Class B ...................         --              --            1.00%              --             --
Class C ...................       1.00%           1.00%           1.00%              --             --
Class R ...................       0.50%             --            0.50%              --             --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                              ----------------------------------------------------------------------------
                                                                                 FRANKLIN        FRANKLIN
                                                  FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                FRANKLIN        CONVERTIBLE        EQUITY     U.S. GOVERNMENT     RETURN
                              BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                              ----------------------------------------------------------------------------
Sales charges retained
  net of commissions
  paid to unaffiliated
  broker/dealers ..........      $71,323         $ 235,480      $1,080,116        $26,269        $41,848
Contingent deferred
  sales charges
  retained ................      $   416         $  24,898      $   57,511        $ 7,613        $ 2,178

E. TRANSFER AGENT FEES

For the year ended October 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                              ----------------------------------------------------------------------------
                                                                                  FRANKLIN       FRANKLIN
                                                  FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                FRANKLIN        CONVERTIBLE        EQUITY     U.S. GOVERNMENT     RETURN
                              BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                              ----------------------------------------------------------------------------
Transfer agent fees .......      $10,501         $ 607,262       $ 962,632       $262,463        $25,371


                                                             Annual Report | 111

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and Franklin Real Return Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009. Total expenses waived are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After February 28, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2007, Advisers owned 39.61% of the Franklin Balanced Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the capital loss carryforwards were as follows:

                                                -----------------
                                                   FRANKLIN
                                                LIMITED MATURITY
                                                U.S. GOVERNMENT
                                                SECURITIES FUND
                                                -----------------
Capital loss carryovers expiring in:
   2008 .....................................        $ 2,364,551
   2011 .....................................          1,752,525
   2012 .....................................          3,322,647
   2013 .....................................          3,980,527
   2014 .....................................          4,303,979
   2015 .....................................            723,269
                                                -----------------
                                                     $16,447,498
                                                =================

During the year ended October 31, 2007, the Franklin Balanced Fund and the Franklin Real Return Fund utilized $19,398 and $4,913, respectively, of capital loss carryforwards.

On October 31, 2007, the Franklin Limited Maturity U.S. Government Securities Fund had expired capital loss carryforwards of $21,004, which were reclassified to paid-in capital.


112 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended October 31, 2007 and 2006, was as follows:

                                       -------------------------------------------------------
                                                FRANKLIN               FRANKLIN CONVERTIBLE
                                              BALANCED FUND              SECURITIES FUND
                                       -------------------------------------------------------
                                           2007          2006          2007           2006
                                       -------------------------------------------------------
Distributions paid from:
   Ordinary income .................    $796,052       $109,354    $ 49,533,027   $39,924,949
   Long term capital gain ..........          --             --      54,673,400    20,550,331
                                       -------------------------------------------------------
                                        $796,052       $109,354    $104,206,427   $60,475,280
                                       =======================================================

                                       -------------------------------------------------------
                                                                            FRANKLIN
                                                                         LIMITED MATURITY
                                             FRANKLIN EQUITY             U.S. GOVERNMENT
                                               INCOME FUND                 INCOME FUND
                                       -------------------------------------------------------
                                           2007          2006          2007           2006
                                       -------------------------------------------------------
Distributions paid from:
   Ordinary income .................   $26,398,031   $20,571,921     $8,510,427    $9,525,506
   Long term capital gain ..........    54,761,144    20,684,945             --            --
                                       -------------------------------------------------------
                                       $81,159,175   $41,256,866     $8,510,427    $9,525,506
                                       =======================================================

                                       -------------------------
                                              FRANKLIN REAL
                                               RETURN FUND
                                       -------------------------
                                           2007         2006
                                       -------------------------
Distributions paid from ordinary
  income ...........................    $1,806,949   $1,832,058
                                       -------------------------

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                     -------------------------------------------------
                                                       FRANKLIN          FRANKLIN         FRANKLIN
                                                       BALANCED         CONVERTIBLE        EQUITY
                                                         FUND        SECURITIES FUND     INCOME FUND
                                                     -------------------------------------------------
Cost of investments .............................    $ 41,354,751    $ 1,053,515,656    $ 908,508,359
                                                     =================================================

Unrealized appreciation .........................    $  2,142,032    $   182,075,309    $ 238,139,002
Unrealized depreciation .........................        (802,269)       (89,195,302)     (52,937,787)
                                                     -------------------------------------------------
Net unrealized appreciation (depreciation) ......    $  1,339,763    $    92,880,007    $ 185,201,215
                                                     =================================================

Undistributed ordinary income ...................    $  1,134,220    $    19,319,681    $   8,288,094
Undistributed long term capital gains ...........         151,620         24,843,720       39,657,721
                                                     -------------------------------------------------
Distributable earnings ..........................    $  1,285,840    $    44,163,401    $  47,945,815
                                                     =================================================


                                                             Annual Report | 113

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

                                                 -------------------------------
                                                     FRANKLIN
                                                 LIMITED MATURITY     FRANKLIN
                                                  U.S. GOVERNMENT       REAL
                                                    SECURITIES         RETURN
                                                       FUND             FUND
                                                 -------------------------------
Cost of investments ..........................     $209,035,153     $62,969,835
                                                 ===============================

Unrealized appreciation ......................     $  2,269,995     $ 3,124,438
Unrealized depreciation ......................         (980,166)       (528,945)
                                                 -------------------------------
Net unrealized appreciation (depreciation) ...     $  1,289,829     $ 2,595,493
                                                 ===============================

Undistributed ordinary Income ................     $    442,106     $   587,463
Undistributed long term capital gains ........               --         238,891
                                                 -------------------------------
Distributable earnings .......................     $    442,106     $   826,354
                                                 ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, offering costs, partnership distributions and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, bond discounts and premiums, partnership distributions and recognition of partnership income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2007, were as follows:

                    --------------------------------------------------------------------------------
                                                                         FRANKLIN         FRANKLIN
                                        FRANKLIN        FRANKLIN     LIMITED MATURITY       REAL
                       FRANKLIN       CONVERTIBLE        EQUITY       U.S. GOVERNMENT      RETURN
                    BALANCED FUND   SECURITIES FUND    INCOME FUND    SECURITIES FUND       FUND
                    --------------------------------------------------------------------------------
Purchases .......    $34,929,005      $307,875,174    $348,326,623     $52,820,270      $22,714,422
Sales ...........    $18,306,158      $181,479,912    $283,633,060     $73,979,516      $11,735,305

Transactions in options written during the year ended October 31, 2007, were as follows:

                                                          ----------------------
                                                          NUMBER OF    PREMIUMS
                                                          CONTRACTS    RECEIVED
                                                          ----------------------

FRANKLIN BALANCED FUND

Options outstanding at October 31, 2006 ...............         80    $   9,160
Options written .......................................      6,610      280,086
Options expired .......................................     (4,936)    (203,928)
Options exercised .....................................       (834)     (55,990)
Options closed ........................................         --           --
                                                          ----------------------
Options outstanding at October 31, 2007 ...............        920    $  29,328
                                                          ======================


114 | Annual Report

Franklin Investors Securities Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 59.60% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                             Annual Report | 115

Franklin Investors Securities Trust

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


116 | Annual Report

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund, separate portfolios of Franklin Investors Securities Trust (hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2007


                                                             Annual Report | 117

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2007:

          ------------------------------------------------------------
                              FRANKLIN        FRANKLIN      FRANKLIN
             FRANKLIN       CONVERTIBLE        EQUITY     REAL RETURN
          BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
          ------------------------------------------------------------
               $151,620       $24,848,055   $39,657,829      $238,891

Under Section 871(k)(2)(C) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2007:

          ------------------------------------------------------------
                              FRANKLIN        FRANKLIN      FRANKLIN
             FRANKLIN       CONVERTIBLE        EQUITY     REAL RETURN
          BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
          ------------------------------------------------------------
               $913,755       $12,994,894    $6,231,230        $2,768

Under Section 854(b)(2) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2007:

          ------------------------------------------------------------
                              FRANKLIN        FRANKLIN      FRANKLIN
             FRANKLIN       CONVERTIBLE        EQUITY     REAL RETURN
          BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
          ------------------------------------------------------------
               $305,158        $6,575,504   $26,347,489       $32,438

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2007:

                  ----------------------------------------------
                                      FRANKLIN       FRANKLIN
                     FRANKLIN       CONVERTIBLE       EQUITY
                  BALANCED FUND   SECURITIES FUND   INCOME FUND
                  ----------------------------------------------
                        537,614       $14,127,761    $1,436,307


118 | Annual Report

Franklin Investors Securities Trust

Under Section 854(b)(2) of the Code, the funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2007:

          ------------------------------------------------------------
                              FRANKLIN        FRANKLIN      FRANKLIN
             FRANKLIN       CONVERTIBLE        EQUITY     REAL RETURN
          BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
          ------------------------------------------------------------
              38.43%           12.96%          90.24%         1.71%


                                                             Annual Report | 119

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1986            139                       Bar-S Foods (meat packing
One Franklin Parkway                                                                               company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee           Since April 2007      120                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                  Trustee           Since April 2007      120                       Chevron Corporation (global
One Franklin Parkway                                                                               energy company) and ICO Global
San Mateo, CA 94403-1906                                                                           Communications (Holdings) Limited
                                                                                                   (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee           Since 1998            139                       Hess Corporation (exploration
One Franklin Parkway                                                                               and refining of oil and gas),
San Mateo, CA 94403-1906                                                                           H.J. Heinz Company (processed
                                                                                                   foods and allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution
                                                                                                   of titanium), Canadian National
                                                                                                   Railway (railroad) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


120 | Annual Report

INDEPENDENT BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1986            120                       Center for Creative Land
One Franklin Parkway                                                                               Recycling (brownfield
San Mateo, CA 94403-1906                                                                           redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee           Since 2005            139                       Hess Corporation (exploration and
One Franklin Parkway                                                                               refining of oil and gas) and
San Mateo, CA 94403-1906                                                                           Sentient Jet (private jet
                                                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee           Since April 2007      139                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee           Since April 2007      120                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 121

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since         139                       None
One Franklin Parkway             Chairman of       1986 and Chairman
San Mateo, CA 94403-1906         the Board         of the Board since
                                                   1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and       Trustee since         55                        None
One Franklin Parkway             Vice President    1987 and Vice
San Mateo, CA 94403-1906                           President since
                                                   1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)            Vice President    Since 2003            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance
                                 Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer         Since 2004            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 28 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


122 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002            Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        President         President since       Not Applicable            Not Applicable
One Franklin Parkway             and Chief         1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer -
                                 Officer -         Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006            Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 123

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF             FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


124 | Annual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 125

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report

    [LOGO] (R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 A2007 12/07






                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                Franklin Adjustable
                                                U.S. Government Securities Fund

                                                Franklin Floating Rate
                                                Daily Access Fund

                                                Franklin Low Duration
                                                Total Return Fund

                                                Franklin Total Return Fund

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                   FRANKLIN                            Eligible shareholders can
           INVESTORS SECURITIES TRUST                  sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Economic and Market Overview .............................................     3

Franklin Adjustable U.S. Government Securities Fund ......................     5

Franklin Floating Rate Daily Access Fund .................................    14

Franklin Low Duration Total Return Fund ..................................    27

Franklin Total Return Fund ...............................................    34

Financial Highlights and Statements of Investments .......................    47

Financial Statements .....................................................   102

Notes to Financial Statements ............................................   107

Report of Independent Registered Public Accounting Firm ..................   128

Tax Designation ..........................................................   129

Board Members and Officers ...............................................   130

Shareholder Information ..................................................   134

--------------------------------------------------------------------------------


Annual Report

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the 12-month period ended October 31, 2007. After ending 2006 with fourth quarter gross domestic product (GDP) growth of 2.1% annualized, the economy decelerated to a surprisingly weak first quarter 2007 annualized growth rate of 0.6%. A surge in exports fueled second quarter 2007 growth to 3.8% annualized. In the third quarter, GDP growth advanced at an estimated 4.9% annualized rate, the fastest pace in over a year. Over the reporting period, consumer spending and personal income remained positive contributors to economic expansion, while a declining housing market, softening employment environment and tighter credit conditions weighed on overall economic growth.

Oil prices exhibited continued volatility and reached a historical high in October. Core inflation, which excludes food and energy costs, remained modest. For October 2007, the core Consumer Price Index (CPI) had a 12-month increase of 2.2%. 1 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 1.7%. 2 These current levels of inflation lessened near-term concerns and provided the Fed with more flexibility to respond to ongoing economic pressures resulting from tightening credit conditions, energy prices and a weaker dollar.

With continued investor uncertainty, the Fed remained committed to act in an effort to restore some normalcy to the U.S. financial markets. In August, the Fed cut the discount rate (the Fed's interest rate charged to member banks) 50 basis points from 6.25% to 5.75%. In September and October, the Fed made further cuts, bringing the discount rate to 5.00%. After cutting the federal funds target rate 50 basis points in September, the Fed lowered the rate an additional 25 basis points to 4.50% at its October meeting. With the latest rate reduction the Fed still seemed concerned about inflation and gave strong indications that further interest rate cuts were not a certainty. The committee noted that "after this action, the upside risks to inflation roughly balance the downside risks to growth." The Fed stated it will continue to "assess the effects of financial and other developments on economic prospects and will act as needed to foster price stability and sustainable economic growth."

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.


                                                               Annual Report | 3

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined moderately, with the two-year bill yielding 3.94% at the end of October, down from 4.71% a year earlier. The 10-year U.S. Treasury note ended October yielding 4.48%, compared with 4.61% at the beginning of the period.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. 1 Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FNMA ...........................   56.2%
FHLMC ..........................   19.9%
GNMA ...........................    8.8%
Short-Term Investments &
Other Net Assets ...............   15.1%

--------------------------------------------------------------------------------

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +4.99% cumulative total return for the 12 months under review. The Fund

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


                                                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*

Franklin Adjustable U.S. Government Securities Fund
11/1/06-10/31/07

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                             -------------------------------
MONTH                                           CLASS A           CLASS C
--------------------------------------------------------------------------------
November                                      3.5876 cents      3.3051 cents
--------------------------------------------------------------------------------
December                                      3.4020 cents      3.0833 cents
--------------------------------------------------------------------------------
January                                       3.8946 cents      3.5790 cents
--------------------------------------------------------------------------------
February                                      3.7483 cents      3.4762 cents
--------------------------------------------------------------------------------
March                                         3.5429 cents      3.2229 cents
--------------------------------------------------------------------------------
April                                         3.8043 cents      3.5079 cents
--------------------------------------------------------------------------------
May                                           3.7095 cents      3.4137 cents
--------------------------------------------------------------------------------
June                                          3.6468 cents      3.3462 cents
--------------------------------------------------------------------------------
July                                          3.8778 cents      3.5654 cents
--------------------------------------------------------------------------------
August                                        3.6590 cents      3.3604 cents
--------------------------------------------------------------------------------
September                                     3.4364 cents      3.1396 cents
--------------------------------------------------------------------------------
October                                       3.9635 cents      3.6434 cents
--------------------------------------------------------------------------------
TOTAL                                        44.2727 CENTS     40.6431 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

underperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-2 Year Component, which posted a +5.57% total return for the same period. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Annual Report

MANAGER'S DISCUSSION

During the first half of the Fund's fiscal year, fixed income markets experienced relatively low volatility and narrowing risk premiums across sectors. Against this backdrop, U.S. agency and Ginnie Mae (GNMA) mortgage-backed securities (MBS) outperformed comparable high-credit quality U.S. Treasury securities. However, by June, concerns about the slowing U.S. economy, coupled with increased delinquencies and defaults in the subprime mortgage market, contributed to higher risk aversion that drove credit and mortgage spreads wider as investors sought safety in U.S. Treasury securities.

The liquidity crisis affected the entire fixed income market including the mortgage and mortgage-related asset-backed securities markets. Even agency adjustable-rate MBS were impacted by increased volatility in the interest rate markets. As risk premiums and liquidity premiums widened, spreads on investment-grade sectors were wider with U.S. agency MBS and hybrid adjustable-rate MBS underperforming equivalent U.S. Treasury securities.

The Fund invests predominantly in Fannie Mae, Freddie Mac and Ginnie Mae ARM securities. Consistent with our investment strategy, we continued to look for strong cash flow fundamentals and attractive valuations to uncover opportunities across the ARM universe. Although generally underperforming shorter-maturity U.S. Treasury securities, many of the Fund's holdings benefited from their short durations and were not as affected by the fixed income market's increased volatility as their hybrid adjustable-rate MBS counterparts.

Given the dislocations across the fixed income markets, we held higher cash levels at fiscal-year-end compared with the beginning as MBS generally declined in price. Based on our analysis, we added to our Fannie Mae ARM position at lower price levels as we found isolated pockets of value.


                                                               Annual Report | 7

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ T. Anthony Coffey
                  T. Anthony Coffey, CFA

[PHOTO OMITTED]   /s/ Paul Varunok

                  Paul Varunok

                  Portfolio Management Team
                  Franklin Adjustable U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 10/31/07

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FISAX)                                  CHANGE     10/31/07     10/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.01        $8.87        $8.88
------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
------------------------------------------------------------------------------------------
Dividend Income                            $0.442727
------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSCX)                                  CHANGE     10/31/07     10/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.01        $8.87        $8.88
------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
------------------------------------------------------------------------------------------
Dividend Income                            $0.406431
------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                                         1-YEAR            5-YEAR               10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +4.99%           +14.19%               +46.14%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +2.67%            +2.21%                +3.63%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +2.64%            +2.23%                +3.65%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.82%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                        4.53%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                  0.91%
---------------------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR            3-YEAR    INCEPTION (7/1/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +4.56%            +9.74%               +10.82%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +3.56%            +3.15%                +2.40%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +3.52%            +3.00%                +2.35%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.50%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                        4.22%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                  1.30%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +2.67%
--------------------------------------------------------------------------------
5-Year                                                                   +2.21%
--------------------------------------------------------------------------------
10-Year                                                                  +3.63%
--------------------------------------------------------------------------------

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Date     Franklin Adjustable U.S. Government   Lehman Brothers U.S.Government
                   Securities Fund               Index 1-2 Year Component 7

11/97                  $ 9,773                            $10,000
                       $ 9,778                            $10,027
                       $ 9,846                            $10,091
                       $ 9,924                            $10,176
                       $ 9,929                            $10,192
                       $ 9,955                            $10,234
                       $10,003                            $10,282
                       $10,030                            $10,334
                       $10,078                            $10,386
                       $10,104                            $10,435
                       $10,166                            $10,542
                       $10,227                            $10,663
                       $10,190                            $10,718
                       $10,175                            $10,715
                       $10,227                            $10,755
                       $10,280                            $10,795
                       $10,344                            $10,768
                       $10,375                            $10,838
                       $10,418                            $10,874
                       $10,449                            $10,880
                       $10,458                            $10,912
                       $10,488                            $10,952
                       $10,529                            $10,981
                       $10,570                            $11,046
10/99                  $10,622                            $11,080
                       $10,652                            $11,105
                       $10,676                            $11,123
                       $10,729                            $11,132
                       $10,763                            $11,204
                       $10,820                            $11,265
                       $10,869                            $11,300
                       $10,895                            $11,343
                       $10,968                            $11,452
                       $11,029                            $11,523
                       $11,080                            $11,602
                       $11,156                            $11,685
                       $11,200                            $11,743
                       $11,282                            $11,844
                       $11,391                            $11,974
                       $11,461                            $12,126
                       $11,532                            $12,199
                       $11,627                            $12,294
                       $11,674                            $12,338
                       $11,745                            $12,410
                       $11,817                            $12,452
                       $11,877                            $12,579
                       $11,899                            $12,650
                       $11,980                            $12,834
10/01                  $12,097                            $12,948
                       $12,118                            $12,936
                       $12,125                            $12,960
                       $12,159                            $12,980
                       $12,180                            $13,034
                       $12,216                            $12,962
                       $12,305                            $13,099
                       $12,296                            $13,143
                       $12,352                            $13,250
                       $12,405                            $13,385
                       $12,388                            $13,421
                       $12,464                            $13,510
                       $12,515                            $13,545
                       $12,513                            $13,518
                       $12,540                            $13,625
                       $12,548                            $13,631
                       $12,586                            $13,679
                       $12,623                            $13,705
                       $12,645                            $13,729
                       $12,679                            $13,766
                       $12,673                            $13,791
                       $12,611                            $13,741
                       $12,601                            $13,752
                       $12,665                            $13,853
10/03                  $12,640                            $13,815
                       $12,657                            $13,814
                       $12,693                            $13,883
                       $12,727                            $13,909
                       $12,760                            $13,966
                       $12,809                            $13,997
                       $12,758                            $13,899
                       $12,757                            $13,889
                       $12,763                            $13,885
                       $12,822                            $13,931
                       $12,853                            $14,013
                       $12,870                            $14,003
                       $12,885                            $14,041
                       $12,890                            $13,986
                       $12,921                            $14,010
                       $12,939                            $14,013
                       $12,986                            $13,995
                       $12,991                            $13,997
                       $13,024                            $14,068
                       $13,060                            $14,118
                       $13,082                            $14,144
                       $13,058                            $14,122
                       $13,128                            $14,200
                       $13,123                            $14,178
10/05                  $13,119                            $14,185
                       $13,161                            $14,228
                       $13,187                            $14,281
                       $13,217                            $14,312
                       $13,263                            $14,334
                       $13,294                            $14,360
                       $13,307                            $14,410
                       $13,343                            $14,437
                       $13,377                            $14,467
                       $13,456                            $14,564
                       $13,522                            $14,656
                       $13,572                            $14,728
                       $13,612                            $14,789
                       $13,697                            $14,859
                       $13,734                            $14,877
                       $13,779                            $14,918
                       $13,837                            $15,019
                       $13,892                            $15,076
                       $13,968                            $15,128
                       $13,979                            $15,139
                       $14,036                            $15,208
                       $14,082                            $15,317
                       $14,140                            $15,447
                       $14,243                            $15,553
10/07                  $14,282                            $15,612

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +3.56%
--------------------------------------------------------------------------------
3-Year                                                                   +3.15%
--------------------------------------------------------------------------------
Since Inception (7/1/03)                                                 +2.40%
--------------------------------------------------------------------------------

CLASS C (7/1/03-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Date     Franklin Adjustable U.S. Government   Lehman Brothers U.S.Government
                   Securities Fund               Index: 1-2 Year Component7

7/03                   $10,000                            $10,000
                       $ 9,946                            $ 9,964
                       $ 9,924                            $ 9,972
                       $ 9,981                            $10,045
                       $ 9,958                            $10,017
                       $ 9,958                            $10,017
                       $ 9,993                            $10,067
                       $10,005                            $10,085
                       $10,028                            $10,127
                       $10,063                            $10,149
                       $10,030                            $10,078
                       $10,015                            $10,071
                       $10,027                            $10,068
                       $10,059                            $10,102
                       $10,091                            $10,161
                       $10,101                            $10,153
10/04                  $10,098                            $10,181
                       $10,110                            $10,141
                       $10,131                            $10,159
                       $10,141                            $10,161
                       $10,176                            $10,148
                       $10,176                            $10,149
                       $10,187                            $10,201
                       $10,212                            $10,237
                       $10,226                            $10,256
                       $10,205                            $10,240
                       $10,256                            $10,296
                       $10,249                            $10,281
10/05                  $10,243                            $10,286
                       $10,272                            $10,317
                       $10,301                            $10,355
                       $10,321                            $10,378
                       $10,342                            $10,394
                       $10,363                            $10,413
                       $10,382                            $10,449
                       $10,406                            $10,468
                       $10,418                            $10,490
                       $10,476                            $10,561
                       $10,524                            $10,627
                       $10,559                            $10,680
10/06                  $10,599                            $10,723
                       $10,650                            $10,774
                       $10,687                            $10,788
                       $10,706                            $10,817
                       $10,748                            $10,890
                       $10,799                            $10,932
                       $10,842                            $10,969
                       $10,859                            $10,977
                       $10,888                            $11,027
                       $10,932                            $11,106
                       $10,973                            $11,200
                       $11,037                            $11,277
10/07                  $11,082                            $11,320


10 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C) per share on 10/31/07.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.


                                                              Annual Report | 11

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                         VALUE 5/1/07      VALUE 10/31/07    PERIOD* 5/1/07-10/31/07
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,023.10               $4.54
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,020.72               $4.53
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,022.20               $6.58
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,018.70               $6.56
-----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89% and C: 1.29%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 13

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests .........................................   89.5%
Short-Term Investments & Other Net Assets ..............................   10.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A posted a +4.02% cumulative total return for the 12 months under review. The Fund performed comparably to its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which posted a +4.16% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

1. Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


14 | Annual Report

SYNDICATED BANK LOAN MARKET OVERVIEW

For most of the 12-month period under review, short-term interest rates remained relatively stable with the federal funds target rate at 5.25%. In August, amid a credit crunch and liquidity crisis, short-term rates became more volatile. The three-month LIBOR rose significantly, and then fell after the Federal Reserve Board (Fed) cut the federal funds target rate in September and October, bringing the target rate to 4.50%. During the reporting period, the three-month LIBOR fell 48 basis points (100 basis points equal one percentage point) to 4.89%, while the 10-year Treasury bond yield fell 13 basis points to 4.48%.

The bank loan market remained strong through late June, with demand fueled by both traditional investors, such as collateralized loan obligations (or CLOs), and new non-traditional investors, mostly hedge funds and high yield accounts that found the loan asset class attractive relative to other fixed income asset classes. New-issue supply also remained strong, driven by mergers and acquisitions and private equity activity involving either leveraged buyouts
(LBOs) or dividend recapitalizations.

Private equity valuations increased, which led to higher or increasing leverage multiples and loans with fewer covenants, such as those without traditional maintenance covenants that were put in place to monitor the borrower's performance, as well as other terms that favored the borrower.

In July, however, subprime mortgage market problems significantly impacted risk premiums of collateralized debt obligations (CDOs). This repricing of risk significantly impacted demand for newly issued CLOs, the primary buyer of corporate bank loans, although the two markets are not directly related. At the same time, the market changed dramatically as volume of the new-issue supply pipeline, which was at record levels, combined with decreased demand from CLOs, caused the loan market to experience its worst technical pullback ever.

The repricing of risk and a supply/demand imbalance led to spread widening in the new-issue market. This spread increase pressured the secondary loan market and caused loan prices to fall off dramatically, declining 3.94% in July. 1 Overall, the loan market's -3.32% total return in July (after factoring in income), as measured by the CS Leveraged Loan Index, was a statistical anomaly, a monthly total return that was greater than five standard deviations from the average monthly return during the past decade.

Since mid-September, the loan market began to rebound as underwriters brought out new-issue transactions at a more measured pace, while corporate fundamentals remained positive, contributing to an overall healthier market

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------


                                                              Annual Report | 15

DIVIDEND DISTRIBUTIONS*

Franklin Floating Rate Daily Access Fund
11/1/06-10/31/07

------------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                      --------------------------------------------------------------
MONTH                    CLASS A         CLASS B         CLASS C      ADVISOR CLASS
------------------------------------------------------------------------------------
November               5.3551 cents    4.7308 cents    5.0336 cents    5.5664 cents
------------------------------------------------------------------------------------
December               5.2026 cents    4.6952 cents    4.8642 cents    5.4065 cents
------------------------------------------------------------------------------------
January                6.0018 cents    5.3144 cents    5.6482 cents    6.2333 cents
------------------------------------------------------------------------------------
February               4.9270 cents    4.3480 cents    4.6298 cents    5.1234 cents
------------------------------------------------------------------------------------
March                  5.1700 cents    4.5785 cents    4.8153 cents    5.3860 cents
------------------------------------------------------------------------------------
April                  5.4036 cents    4.7677 cents    5.0760 cents    5.6339 cents
------------------------------------------------------------------------------------
May                    5.4211 cents    4.7916 cents    5.0889 cents    5.6395 cents
------------------------------------------------------------------------------------
June                   5.0854 cents    4.4967 cents    4.7649 cents    5.2908 cents
------------------------------------------------------------------------------------
July                   5.6298 cents    5.0132 cents    5.2636 cents    5.8523 cents
------------------------------------------------------------------------------------
August                 5.5613 cents    4.9414 cents    5.2364 cents    5.8001 cents
------------------------------------------------------------------------------------
September              4.9554 cents    4.4265 cents    4.6385 cents    5.1248 cents
------------------------------------------------------------------------------------
October                5.8893 cents    5.2372 cents    5.5385 cents    6.0983 cents
------------------------------------------------------------------------------------
TOTAL                 64.6024 CENTS   57.3412 CENTS   60.5979 CENTS   67.1553 CENTS
------------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

environment in our view. Although the loan market experienced a difficult July, returns in September and October were strong, and the market rebounded considerably.

For the 12 months under review, average institutional new-issue spreads tightened to all-time lows in February, then widened significantly following the supply/demand imbalance in July, with B-rated credits widening more than BB-rated credits. As spread valuations widened beyond their longer-term historical averages and default rates remained near all-time lows, additional non-traditional investors (hedge funds and high yield accounts) entered the asset class, attracted to a more favorable risk/reward profile, which increased demand for the asset class.

A number of the large LBO transactions negotiated prior to the July pullback began to be syndicated into the broader market over the past couple months. For the new-issue pipeline being marketed, terms became more lender friendly as opposed to the borrower friendly terms of the past few years, with higher spreads to compensate for credit risks, and with better structured transactions, including covenants being added to recent deals.


16 | Annual Report

Although underlying corporate fundamentals in the asset class remained fairly healthy, there may be some volatility in the loan asset class higher than pre-July levels when there was excess liquidity in the corporate markets. The large new-issue supply that began to be whittled down and a higher risk tolerance of some of the new investors could lead to some increased volatility.

With any severe pullback and increased volatility, particularly pullbacks that are technical in nature, there are corresponding investment opportunities as well. Over the long term, loans have historically experienced lower volatility versus many other fixed income investments mainly as a result of their senior position in the capital structure, security (collateral) in the borrower's assets, and their floating rate nature, which typically results in less interest rate sensitivity. These characteristics have generally provided more defensiveness when the credit cycle turns and additional downside protection relative to other corporate investments.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries. The Fund offers investors the opportunity to buy and sell shares daily. To be able to offer daily liquidity, the Fund is managed to hold up to 20% of its assets in cash, depending on the market.

MANAGER'S DISCUSSION

During the period under review, the Fund favored investments in the health care sector, particularly the hospital and nursing management industry. We invested in Community Health Systems and its financing to acquire Triad Hospitals. We liked the combination of Community Health and Triad Hospitals, which created the largest publicly traded for-profit hospital operator with a focus on non-urban markets. The combined company owns, leases and operates more than 130 hospitals with more than 18,700 beds and 22 surgery centers in 28 states. We found the loan attractive due to the company's leading market position, strong hospital asset base and experienced management team.

TOP 10 HOLDINGS

Franklin Floating Rate Daily Access Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
NRG Energy Inc.                                                            1.4%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
HCA Inc.                                                                   1.3%
   HOSPITAL & NURSING MANAGEMENT
--------------------------------------------------------------------------------
Idearc Inc.                                                                1.3%
   ADVERTISING & MARKETING SERVICES
--------------------------------------------------------------------------------
Regal Cinemas Corp.                                                        1.2%
   MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------
Community Health Systems Inc.                                              1.2%
   HOSPITAL & NURSING MANAGEMENT
--------------------------------------------------------------------------------
Borden Chemicals and Plastics LP                                           1.2%
   CHEMICALS: SPECIALTY
--------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                      1.2%
   PULP & PAPER
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                        1.2%
   TRUCKS, CONSTRUCTION & FARM MACHINERY
--------------------------------------------------------------------------------
SunGard Data Systems Inc.                                                  1.1%
   PACKAGED SOFTWARE
--------------------------------------------------------------------------------
CSC Holdings Inc. (Cablevision)                                            1.1%
   CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------


                                                              Annual Report | 17

We also invested in the refinancing and expansion for Las Vegas Sands, a leading owner and operator of gaming resorts, including indirect subsidiary Venetian Macau. The Las Vegas Sands maintains a strong base of U.S. assets including The Venetian and Sands Expo Center and the Palazzo Casino Resort in Las Vegas, as well as Sands Bethworks in Pennsylvania. The Venetian and The Palazzo Casino Resort complex is one of the most successful properties on the Las Vegas Strip. We invested in the loans due to the borrowers' cash flow generation ability and solid asset coverage.

We remained selective regarding our investments in the large pre-July LBO transactions that began to be syndicated more recently. We invested in two of the higher profile LBO transactions, TXU and First Data. The Fund initiated a position in Texas Competitive Electric Holdings Company, a holding company for the non-regulated wholesale power generation and retail electric provider businesses of TXU, one of the largest domestic utility companies. We found the loan attractive due to the company's scale, hedging agreements that provide a level of margin stability, favorable market dynamics in Texas, market leadership in the retail business, and the borrower's ownership of baseload coal and nuclear plants, which operated at full capacity and have demonstrated strong operating performance. Regarding First Data, the company is a leading provider of electronic payment solutions for merchants, financial institutions and card issuers globally, and it services more than five million merchant locations and 1,900 card issuers in 38 countries. We found the loan attractive due to the company's leading market position in providing critical transaction processing services, a diversified revenue base that generates recurring income, and a stable business based on multi-year customer contracts that involve a large U.S. corporate network.

Although we were underweighted for the past year in the housing sector relative to the CS Leveraged Loan Index, continued negative trends hindered Fund performance. The real estate and homebuilding industries continued to experience high inventory levels and declining home prices. These factors, coupled with ongoing subprime mortgage issues and elevated debt levels for a number of borrowers, were cause for concern, and we continued to monitor our holdings and reduced exposure where appropriate.

Overall, the Fund remained focused on maintaining its conservative strategy of investing in higher credit quality loans relative to our benchmark and the broader market, which could benefit us if the corporate credit cycle and economic growth begin to slow. The higher credit quality focus helped the Fund perform significantly better than the benchmark index in July, as we had less significant price declines in our portfolio, and it helped us perform relatively well over the fiscal year under review.


18 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Richard S. Hsu

                  Richard S. Hsu, CFA

[PHOTO OMITTED]   /s/ Madeline Lam

                  Madeline Lam

                  Portfolio Management Team
                  Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 19

Performance Summary as of 10/31/07

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FAFRX)                                      CHANGE        10/31/07        10/31/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.25           $9.81          $10.06
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                            $0.646024
----------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBFRX)                                      CHANGE        10/31/07        10/31/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.26           $9.80          $10.06
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                            $0.573412
----------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCFRX)                                      CHANGE        10/31/07        10/31/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.26           $9.81          $10.07
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                            $0.605979
----------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FDAAX)                                CHANGE        10/31/07        10/31/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.27           $9.81          $10.08
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                            $0.671553
----------------------------------------------------------------------------------------------------


20 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR        5-YEAR        INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.02%       +27.74%              +33.32%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +1.70%        +4.55%               +4.16%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                       +1.55%        +4.25%               +4.08%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      6.49%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5              6.83%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6        0.93%
--------------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR        5-YEAR        INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.17%       +23.27%              +27.39%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -0.73%        +3.93%               +3.79%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                       -0.77%        +3.67%               +3.74%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      5.91%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5              6.26%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6        1.66%
--------------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR        5-YEAR        INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.50%       +25.19%              +30.01%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +2.53%        +4.60%               +4.12%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                       +2.48%        +4.34%               +4.07%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      6.25%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5              6.60%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6        1.32%
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                            1-YEAR        5-YEAR        INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.08%       +29.22%              +35.48%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +4.08%        +5.26%               +4.78%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                       +4.03%        +5.00%               +4.71%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      6.88%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5              7.25%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6        0.68%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +1.70%
--------------------------------------------------------------------------------
5-Year                                                                   +4.55%
--------------------------------------------------------------------------------
Since Inception (5/1/01)                                                 +4.16%
--------------------------------------------------------------------------------

CLASS A (5/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Floating Rate
   Date             Daily Access Fund         CS Leveraged Loan Index 7

5/1/2001                 $ 9,775                       $10,000
5/31/2001                $ 9,896                       $10,120
6/30/2001                $ 9,951                       $10,132
7/31/2001                $10,022                       $10,158
8/31/2001                $10,072                       $10,239
9/30/2001                $10,025                       $10,043
10/31/2001               $10,015                       $ 9,886
11/30/2001               $10,107                       $10,042
12/31/2001               $10,181                       $10,146
1/31/2002                $10,261                       $10,202
2/28/2002                $10,255                       $10,163
3/31/2002                $10,333                       $10,281
4/30/2002                $10,395                       $10,391
5/31/2002                $10,443                       $10,384
6/30/2002                $10,416                       $10,227
7/31/2002                $10,279                       $10,072
8/31/2002                $10,252                       $10,043
9/30/2002                $10,259                       $10,065
10/31/2002               $10,202                       $ 9,930
11/30/2002               $10,271                       $10,100
12/31/2002               $10,382                       $10,259
1/31/2003                $10,440                       $10,398
2/28/2003                $10,485                       $10,452
3/31/2003                $10,533                       $10,486
4/30/2003                $10,612                       $10,634
5/31/2003                $10,692                       $10,777
6/30/2003                $10,783                       $10,929
7/31/2003                $10,830                       $11,003
8/31/2003                $10,868                       $11,027
9/30/2003                $10,922                       $11,138
10/31/2003               $10,984                       $11,238
11/30/2003               $11,023                       $11,319
12/31/2003               $11,065                       $11,389
1/31/2004                $11,115                       $11,508
2/29/2004                $11,150                       $11,544
3/31/2004                $11,188                       $11,591
4/30/2004                $11,225                       $11,644
5/31/2004                $11,225                       $11,671
6/30/2004                $11,282                       $11,745
7/31/2004                $11,316                       $11,786
8/31/2004                $11,332                       $11,804
9/30/2004                $11,358                       $11,849
10/31/2004               $11,408                       $11,908
11/30/2004               $11,439                       $11,973
12/31/2004               $11,472                       $12,028
1/31/2005                $11,508                       $12,090
2/28/2005                $11,565                       $12,160
3/31/2005                $11,603                       $12,222
4/30/2005                $11,606                       $12,232
5/31/2005                $11,614                       $12,243
6/30/2005                $11,678                       $12,325
7/31/2005                $11,743                       $12,421
8/31/2005                $11,792                       $12,507
9/30/2005                $11,838                       $12,566
10/31/2005               $11,865                       $12,606
11/30/2005               $11,903                       $12,648
12/31/2005               $11,954                       $12,712
1/31/2006                $12,048                       $12,795
2/28/2006                $12,112                       $12,884
3/31/2006                $12,159                       $12,979
4/30/2006                $12,216                       $13,041
5/31/2006                $12,234                       $13,092
6/30/2006                $12,272                       $13,146
7/31/2006                $12,327                       $13,214
8/31/2006                $12,395                       $13,303
9/30/2006                $12,447                       $13,375
10/31/2006               $12,529                       $13,467
11/30/2006               $12,608                       $13,540
12/31/2006               $12,673                       $13,645
1/31/2007                $12,761                       $13,760
2/28/2007                $12,849                       $13,861
3/31/2007                $12,902                       $13,928
4/30/2007                $12,971                       $14,005
5/31/2007                $13,054                       $14,093
6/30/2007                $13,068                       $14,138
7/31/2007                $12,803                       $13,668
8/31/2007                $12,732                       $13,702
9/30/2007                $12,929                       $13,920
10/31/2007               $13,032                       $14,028

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   -0.73%
--------------------------------------------------------------------------------
5-Year                                                                   +3.93%
--------------------------------------------------------------------------------
Since Inception (5/1/01)                                                 +3.79%
--------------------------------------------------------------------------------

CLASS B (5/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Floating Rate
   Date             Daily Access Fund         CS Leveraged Loan Index 7

5/1/2001                 $10,000                       $10,000
5/31/2001                $10,118                       $10,120
6/30/2001                $10,168                       $10,132
7/31/2001                $10,243                       $10,158
8/31/2001                $10,288                       $10,239
9/30/2001                $10,234                       $10,043
10/31/2001               $10,208                       $ 9,886
11/30/2001               $10,307                       $10,042
12/31/2001               $10,365                       $10,146
1/31/2002                $10,452                       $10,202
2/28/2002                $10,430                       $10,163
3/31/2002                $10,508                       $10,281
4/30/2002                $10,569                       $10,391
5/31/2002                $10,604                       $10,384
6/30/2002                $10,583                       $10,227
7/31/2002                $10,438                       $10,072
8/31/2002                $10,406                       $10,043
9/30/2002                $10,397                       $10,065
10/31/2002               $10,334                       $ 9,930
11/30/2002               $10,409                       $10,100
12/31/2002               $10,505                       $10,259
1/31/2003                $10,558                       $10,398
2/28/2003                $10,598                       $10,452
3/31/2003                $10,650                       $10,486
4/30/2003                $10,724                       $10,634
5/31/2003                $10,788                       $10,777
6/30/2003                $10,874                       $10,929
7/31/2003                $10,925                       $11,003
8/31/2003                $10,948                       $11,027
9/30/2003                $10,995                       $11,138
10/31/2003               $11,050                       $11,238
11/30/2003               $11,085                       $11,319
12/31/2003               $11,120                       $11,389
1/31/2004                $11,174                       $11,508
2/29/2004                $11,192                       $11,544
3/31/2004                $11,223                       $11,591
4/30/2004                $11,253                       $11,644
5/31/2004                $11,259                       $11,671
6/30/2004                $11,297                       $11,745
7/31/2004                $11,325                       $11,786
8/31/2004                $11,334                       $11,804
9/30/2004                $11,353                       $11,849
10/31/2004               $11,398                       $11,908
11/30/2004               $11,421                       $11,973
12/31/2004               $11,447                       $12,028
1/31/2005                $11,476                       $12,090
2/28/2005                $11,526                       $12,160
3/31/2005                $11,558                       $12,222
4/30/2005                $11,553                       $12,232
5/31/2005                $11,554                       $12,243
6/30/2005                $11,611                       $12,325
7/31/2005                $11,669                       $12,421
8/31/2005                $11,710                       $12,507
9/30/2005                $11,749                       $12,566
10/31/2005               $11,768                       $12,606
11/30/2005               $11,798                       $12,648
12/31/2005               $11,842                       $12,712
1/31/2006                $11,928                       $12,795
2/28/2006                $11,996                       $12,884
3/31/2006                $12,024                       $12,979
4/30/2006                $12,073                       $13,041
5/31/2006                $12,083                       $13,092
6/30/2006                $12,125                       $13,146
7/31/2006                $12,171                       $13,214
8/31/2006                $12,231                       $13,303
9/30/2006                $12,275                       $13,375
10/31/2006               $12,348                       $13,467
11/30/2006               $12,407                       $13,540
12/31/2006               $12,477                       $13,645
1/31/2007                $12,555                       $13,760
2/28/2007                $12,622                       $13,861
3/31/2007                $12,666                       $13,928
4/30/2007                $12,726                       $14,005
5/31/2007                $12,799                       $14,093
6/30/2007                $12,818                       $14,138
7/31/2007                $12,538                       $13,668
8/31/2007                $12,473                       $13,702
9/30/2007                $12,659                       $13,920
10/31/2007               $12,739                       $14,028


22 | Annual Report

CLASS C (5/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Floating Rate
   Date             Daily Access Fund         CS Leveraged Loan Index 7

5/1/2001                 $10,000                       $10,000
5/31/2001                $10,120                       $10,120
6/30/2001                $10,173                       $10,132
7/31/2001                $10,252                       $10,158
8/31/2001                $10,299                       $10,239
9/30/2001                $10,238                       $10,043
10/31/2001               $10,225                       $ 9,886
11/30/2001               $10,326                       $10,042
12/31/2001               $10,388                       $10,146
1/31/2002                $10,476                       $10,202
2/28/2002                $10,456                       $10,163
3/31/2002                $10,545                       $10,281
4/30/2002                $10,605                       $10,391
5/31/2002                $10,641                       $10,384
6/30/2002                $10,610                       $10,227
7/31/2002                $10,468                       $10,072
8/31/2002                $10,449                       $10,043
9/30/2002                $10,443                       $10,065
10/31/2002               $10,385                       $ 9,930
11/30/2002               $10,452                       $10,100
12/31/2002               $10,564                       $10,259
1/31/2003                $10,621                       $10,398
2/28/2003                $10,664                       $10,452
3/31/2003                $10,709                       $10,486
4/30/2003                $10,781                       $10,634
5/31/2003                $10,858                       $10,777
6/30/2003                $10,947                       $10,929
7/31/2003                $10,991                       $11,003
8/31/2003                $11,027                       $11,027
9/30/2003                $11,077                       $11,138
10/31/2003               $11,135                       $11,238
11/30/2003               $11,171                       $11,319
12/31/2003               $11,209                       $11,389
1/31/2004                $11,255                       $11,508
2/29/2004                $11,287                       $11,544
3/31/2004                $11,321                       $11,591
4/30/2004                $11,355                       $11,644
5/31/2004                $11,352                       $11,671
6/30/2004                $11,405                       $11,745
7/31/2004                $11,436                       $11,786
8/31/2004                $11,447                       $11,804
9/30/2004                $11,470                       $11,849
10/31/2004               $11,517                       $11,908
11/30/2004               $11,544                       $11,973
12/31/2004               $11,574                       $12,028
1/31/2005                $11,607                       $12,090
2/28/2005                $11,660                       $12,160
3/31/2005                $11,694                       $12,222
4/30/2005                $11,693                       $12,232
5/31/2005                $11,697                       $12,243
6/30/2005                $11,758                       $12,325
7/31/2005                $11,820                       $12,421
8/31/2005                $11,865                       $12,507
9/30/2005                $11,908                       $12,566
10/31/2005               $11,931                       $12,606
11/30/2005               $11,965                       $12,648
12/31/2005               $12,013                       $12,712
1/31/2006                $12,104                       $12,795
2/28/2006                $12,177                       $12,884
3/31/2006                $12,208                       $12,979
4/30/2006                $12,261                       $13,041
5/31/2006                $12,275                       $13,092
6/30/2006                $12,322                       $13,146
7/31/2006                $12,372                       $13,214
8/31/2006                $12,436                       $13,303
9/30/2006                $12,484                       $13,375
10/31/2006               $12,562                       $13,467
11/30/2006               $12,625                       $13,540
12/31/2006               $12,698                       $13,645
1/31/2007                $12,782                       $13,760
2/28/2007                $12,853                       $13,861
3/31/2007                $12,902                       $13,928
4/30/2007                $12,967                       $14,005
5/31/2007                $13,045                       $14,093
6/30/2007                $13,068                       $14,138
7/31/2007                $12,786                       $13,668
8/31/2007                $12,724                       $13,702
9/30/2007                $12,916                       $13,920
10/31/2007               $13,001                       $14,028

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +2.53%
--------------------------------------------------------------------------------
5-Year                                                                   +4.60%
--------------------------------------------------------------------------------
Since Inception (5/1/01)                                                 +4.12%
--------------------------------------------------------------------------------

ADVISOR CLASS (5/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Floating Rate
   Date             Daily Access Fund         CS Leveraged Loan Index 7

5/1/2001                 $10,000                       $10,000
5/31/2001                $10,126                       $10,120
6/30/2001                $10,184                       $10,132
7/31/2001                $10,269                       $10,158
8/31/2001                $10,322                       $10,239
9/30/2001                $10,276                       $10,043
10/31/2001               $10,258                       $ 9,886
11/30/2001               $10,365                       $10,042
12/31/2001               $10,432                       $10,146
1/31/2002                $10,526                       $10,202
2/28/2002                $10,511                       $10,163
3/31/2002                $10,604                       $10,281
4/30/2002                $10,670                       $10,391
5/31/2002                $10,711                       $10,384
6/30/2002                $10,695                       $10,227
7/31/2002                $10,557                       $10,072
8/31/2002                $10,532                       $10,043
9/30/2002                $10,530                       $10,065
10/31/2002               $10,485                       $ 9,930
11/30/2002               $10,557                       $10,100
12/31/2002               $10,663                       $10,259
1/31/2003                $10,736                       $10,398
2/28/2003                $10,773                       $10,452
3/31/2003                $10,836                       $10,486
4/30/2003                $10,919                       $10,634
5/31/2003                $10,993                       $10,777
6/30/2003                $11,100                       $10,929
7/31/2003                $11,150                       $11,003
8/31/2003                $11,193                       $11,027
9/30/2003                $11,250                       $11,138
10/31/2003               $11,316                       $11,238
11/30/2003               $11,348                       $11,319
12/31/2003               $11,405                       $11,389
1/31/2004                $11,459                       $11,508
2/29/2004                $11,498                       $11,544
3/31/2004                $11,528                       $11,591
4/30/2004                $11,569                       $11,644
5/31/2004                $11,582                       $11,671
6/30/2004                $11,643                       $11,745
7/31/2004                $11,681                       $11,786
8/31/2004                $11,688                       $11,804
9/30/2004                $11,729                       $11,849
10/31/2004               $11,772                       $11,908
11/30/2004               $11,818                       $11,973
12/31/2004               $11,854                       $12,028
1/31/2005                $11,895                       $12,090
2/28/2005                $11,955                       $12,160
3/31/2005                $11,997                       $12,222
4/30/2005                $12,002                       $12,232
5/31/2005                $12,002                       $12,243
6/30/2005                $12,071                       $12,325
7/31/2005                $12,152                       $12,421
8/31/2005                $12,206                       $12,507
9/30/2005                $12,244                       $12,566
10/31/2005               $12,286                       $12,606
11/30/2005               $12,327                       $12,648
12/31/2005               $12,383                       $12,712
1/31/2006                $12,483                       $12,795
2/28/2006                $12,552                       $12,884
3/31/2006                $12,604                       $12,979
4/30/2006                $12,665                       $13,041
5/31/2006                $12,687                       $13,092
6/30/2006                $12,729                       $13,146
7/31/2006                $12,801                       $13,214
8/31/2006                $12,861                       $13,303
9/30/2006                $12,917                       $13,375
10/31/2006               $13,018                       $13,467
11/30/2006               $13,077                       $13,540
12/31/2006               $13,161                       $13,645
1/31/2007                $13,255                       $13,760
2/28/2007                $13,349                       $13,861
3/31/2007                $13,393                       $13,928
4/30/2007                $13,468                       $14,005
5/31/2007                $13,570                       $14,093
6/30/2007                $13,587                       $14,138
7/31/2007                $13,302                       $13,668
8/31/2007                $13,231                       $13,702
9/30/2007                $13,438                       $13,920
10/31/2007               $13,548                       $14,028

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                          10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +4.08%
--------------------------------------------------------------------------------
5-Year                                                                   +5.26%
--------------------------------------------------------------------------------
Since Inception (5/1/01)                                                 +4.78%
--------------------------------------------------------------------------------


                                                              Annual Report | 23

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE INTEREST EARNED ON FLOATING-RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING-RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/07.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.


24 | Annual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,004.70                $4.45
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.77                $4.48
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,001.10                $8.12
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,017.09                $8.19
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,002.70                $6.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.75                $6.51
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,006.00                $3.19
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,022.03                $3.21
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.88%; B: 1.61%; C: 1.28%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


26 | Annual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Low Duration Total Return Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +5.33% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Government Index: 1-3 Year Component, which posted a +5.73% total return for the same period. 1 The Fund also underperformed the LB U.S. Aggregate Index: 1-3 Year Component, which returned +5.71% over the same period. 2 We are replacing the LB U.S. Government Index:
1-3 Year Component with the LB U.S. Aggregate Index: 1-3 Year Component because it better represents the securities in which the Fund invests. You can find more of the Fund's performance data in the Performance Summary beginning on page 30.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment

1. Source: Standard & Poor's Micropal. The LB U.S. Government Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.

2. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index: 1-3 Year Component represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have a remaining maturity of one year up to, but not including, three years and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                                                              Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin Low Duration Total Return Fund
Based on Total Investments as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Securities                   49.6%

Mortgage-Backed Securities                            13.9%

Corporate Bonds                                       11.2%

Asset-Backed & Commercial
Mortgage-Backed Securities                             8.9%

Foreign Government & Agency Securities                 7.1%

Convertible Bonds                                      1.0%

Convertible Preferred Stock                            0.3%

Short-Term Investments & Other Net Assets              8.0%

opportunities across the fixed income opportunity set, on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a Fund with a higher duration.

MANAGER'S DISCUSSION

During the first half of the Fund's fiscal year, fixed income markets experienced relatively low volatility and narrowing risk premiums across most sectors. In recent months, concerns about the slowing U.S. economy, coupled with increased delinquencies and defaults in the subprime mortgage market, contributed to higher risk aversion that sent credit and mortgage spreads wider as investors sought safety in U.S. Treasury securities.

The Fund emphasized shorter-term and adjustable-rate investments to maintain a lower interest rate risk profile (duration) than longer-term fixed-rate securities would provide. As we searched for new investment opportunities, our investment strategies remained consistent. We found value in international and mortgage-related markets and remained overweighted in these areas relative to the LB U.S. Aggregate Index: 1-3 Year Component. During the fiscal year, the Fund's non-U.S. dollar positions generally helped performance relative to the index. The Fund's holdings in credit-related securities also helped performance, particularly the high yield and senior secured floating rate sectors.

At period-end, the Fund was invested in a diversified portfolio of global income securities and, while we continued to emphasize U.S. dollar-denominated assets, we increased the Fund's exposure to non-U.S. dollar fixed income markets. We believed Asian and non-eurozone European markets offered attractive value and could benefit if U.S. dollar depreciation continued versus other currencies.

As interest rate spreads widened in mortgage-related sectors some of the Fund's sector holdings detracted from performance relative to the LB U.S. Aggregate
Index: 1-3 Year Component. However, we believed the wider yield spreads represented attractive investment opportunities, and we selectively added risk exposure to areas such as the commercial mortgage-backed securities market where we believed fundamentals remained solid. As below-investment-grade yield spreads widened, we increased our allocation to the senior secured floating rate loan sector, as it tends to have low interest rate sensitivity due to the securities' adjustable rate characteristic.


28 | Annual Report

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Roger A. Bayston

                          Roger A. Bayston, CFA

[PHOTO OMITTED]           /s/ Kent Burns

                          Kent Burns, CFA

[PHOTO OMITTED]           /s/ Christopher J. Molumphy

                          Christopher J. Molumphy, CFA

                          Portfolio Management Team
                          Franklin Low Duration Total Return Fund

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund Class A
11/1/06-10/31/07

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
November                                                          3.1754 cents
--------------------------------------------------------------------------------
December                                                          2.9882 cents
--------------------------------------------------------------------------------
January                                                           3.4495 cents
--------------------------------------------------------------------------------
February                                                          2.9759 cents
--------------------------------------------------------------------------------
March                                                             3.3346 cents
--------------------------------------------------------------------------------
April                                                             3.6744 cents
--------------------------------------------------------------------------------
May                                                               3.7854 cents
--------------------------------------------------------------------------------
June                                                              3.4537 cents
--------------------------------------------------------------------------------
July                                                              3.6647 cents
--------------------------------------------------------------------------------
August                                                            3.5454 cents
--------------------------------------------------------------------------------
September                                                         3.2356 cents
--------------------------------------------------------------------------------
October                                                           3.8004 cents
--------------------------------------------------------------------------------
TOTAL                                                            41.0832 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 29

Performance Summary as of 10/31/07

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FLDAX)                                     CHANGE          10/31/07       10/31/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.10             $9.89          $9.79
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                            $0.410832
----------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------
CLASS A                                                                       1-YEAR       INCEPTION (11/17/04)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                     +5.33%              +10.39%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                                 +2.91%               +2.61%
----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                                            +3.21%               +2.55%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                         4.17%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.76%
----------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
----------------------------------------------------------------------------------------------------------------
      Without Waiver                           1.41%
----------------------------------------------------------------------------------------------------------------
      With Waiver                              0.90%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 2/28/09.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/17/04-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Lehman Brothers U.S.    Lehman Brothers U.S.
        Franklin Low Duration     Aggregate Index:        Government Index:
Date      Total Return Fund     1-3 Year Component 8    1-3 Year Component 8

11/04          $ 9,775               $10,000                $10,000
               $ 9,763               $ 9,981                $ 9,979
               $ 9,776               $10,006                $10,000
               $ 9,781               $10,005                $ 9,998
               $ 9,775               $ 9,988                $ 9,978
               $ 9,753               $ 9,979                $ 9,975
               $ 9,799               $10,038                $10,033
               $ 9,826               $10,081                $10,074
               $ 9,844               $10,104                $10,094
               $ 9,821               $10,078                $10,065
               $ 9,882               $10,143                $10,129
               $ 9,861               $10,119                $10,103
10/05          $ 9,851               $10,115                $10,101
               $ 9,869               $10,148                $10,133
               $ 9,898               $10,187                $10,173
               $ 9,939               $10,208                $10,192
               $ 9,947               $10,221                $10,203
               $ 9,958               $10,233                $10,215
               $ 9,996               $10,268                $10,249
               $10,006               $10,282                $10,263
               $10,004               $10,302                $10,282
               $10,076               $10,382                $10,360
               $10,141               $10,459                $10,435
               $10,185               $10,515                $10,490
10/06          $10,244               $10,560                $10,533
               $10,309               $10,622                $10,588
               $10,319               $10,629                $10,592
               $10,335               $10,654                $10,616
               $10,387               $10,741                $10,699
               $10,454               $10,784                $10,741
               $10,525               $10,824                $10,780
               $10,523               $10,817                $10,774
               $10,528               $10,863                $10,819
               $10,546               $10,946                $10,909
               $10,595               $11,027                $11,010
               $10,749               $11,109                $11,090
10/07          $10,791               $11,163                $11,136

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +2.91%
--------------------------------------------------------------------------------
Since Inception (11/17/04)                                               +2.61%
--------------------------------------------------------------------------------

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.46%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the past 30 days' daily distributions and the maximum offering price of $10.12 per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index: 1-3 Year Component represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have a remaining maturity of one year up to, but not including, three years and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lehman Brothers U.S. Government Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.


                                                              Annual Report | 31

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,025.20                $4.59
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.67                $4.58
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 33

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +4.62% cumulative total return for the 12 months under review. The Fund - Class A underperformed its benchmarks, the Lehman Brothers (LB) U.S. Universal Index, which posted a total return of +5.47%, and the LB U.S. Aggregate Index, which returned +5.38% for the same period. 1 We are discontinuing use of the LB U.S. Universal Index as a benchmark because the LB U.S. Aggregate Index is a more widely accepted benchmark for this type of fund. You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market, primarily in high quality, investment grade sectors including U.S. government and agency securities, investment grade corporate bonds and mortgage- and other asset-backed securities. The Fund also invests in a more

1. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/-depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


34 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

--------------------------------------------------------------------------------
SECTOR                                                     10/31/07    10/31/06
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                   33.8%       34.4%
--------------------------------------------------------------------------------
Corporate Bonds                                              20.5%       19.2%
--------------------------------------------------------------------------------
Asset-Backed & Commercial Mortgage-Backed Securities         19.8%       15.8%
--------------------------------------------------------------------------------
Foreign Government & Agency Securities                        7.2%        6.9%
--------------------------------------------------------------------------------
Senior Floating Rate Interests                                3.7%        3.0%
--------------------------------------------------------------------------------
U.S. Government & Agency Securities                           3.5%       14.5%
--------------------------------------------------------------------------------
Convertible Bonds                                             1.2%        0.5%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                   0.3%        0.1%
--------------------------------------------------------------------------------
Credit-Linked Structured Note                                 0.1%        0.2%
--------------------------------------------------------------------------------
Short-Term Investments                                        9.9%        5.4%
--------------------------------------------------------------------------------

measured way, opportunistically in lower credit quality investments as well as international developed and emerging market bonds, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

During the first half of the Fund's fiscal year, fixed income markets experienced relatively low volatility and narrowing risk premiums across sectors. Continued strong global growth served as a healthy back-drop for fixed income investors.

However, in recent months concerns about the slowing U.S. economy, coupled with increased delinquencies and defaults in the sub-prime mortgage market, began to ripple through the financial sector, which proved to have broad exposure to these risks. This contagion cascaded throughout the broader credit markets as yield spreads and risk premiums throughout the markets widened sharply.

During the past year, part of our strategy has been to increase the credit quality of the Fund by decreasing allocation in lower credit quality corporate bond investments and moving up the capital structure in bank loan investments. Bank loans sit higher up in the capital structure, generally providing more protection when credit events impact an individual company. We also increased exposure in structured products where we were comfortable with collateral underlying


                                                              Annual Report | 35

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/06-10/31/07

--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE (CENTS)
                          ------------------------------------------------------
MONTH                     CLASS A   CLASS B   CLASS C   CLASS R   ADVISOR CLASS
--------------------------------------------------------------------------------
November                   3.6352    3.3234    3.3022    3.4245       3.8461
--------------------------------------------------------------------------------
December**                 5.4644    5.1460    5.1452    5.2704       5.6681
--------------------------------------------------------------------------------
January                    3.9381    3.5755    3.5749    3.7134       4.1761
--------------------------------------------------------------------------------
February                   3.3969    3.0822    3.0871    3.2073       3.5955
--------------------------------------------------------------------------------
March                      3.9130    3.5813    3.5800    3.7069       4.1253
--------------------------------------------------------------------------------
April                      4.0720    3.7174    3.7295    3.8602       4.2923
--------------------------------------------------------------------------------
May                        4.0970    3.7572    3.7549    3.8841       4.3141
--------------------------------------------------------------------------------
June                       3.9654    3.6577    3.6419    3.7705       4.1677
--------------------------------------------------------------------------------
July                       4.1765    3.8290    3.8356    3.9622       4.3984
--------------------------------------------------------------------------------
August                     4.0282    3.6970    3.6948    3.8212       4.2414
--------------------------------------------------------------------------------
September                  3.7311    3.4154    3.4013    3.5277       3.9405
--------------------------------------------------------------------------------
October                    4.4673    4.1315    4.1265    4.2571       4.6867
--------------------------------------------------------------------------------
TOTAL                     48.8851   44.9136   44.8739   46.4055      51.4522
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 2.03 cent per share distribution to meet excise tax requirements.

these investments, such as commercial mortgage-backed securities (CMBS). We reduced exposure in investment grade corporate bonds, which we believed might be vulnerable to active leverage buyout (LBO) transactions. With investment grade bonds, we remained more heavily weighted in financial institutions, which had less vulnerability to this LBO activity.

During the first part of the reporting period, credit-related investments benefited performance. However, as the credit crisis moved quickly through the markets, many of our investments were negatively impacted, including financial institution exposure. As both bank loans and CMBS were caught in the tumult, despite their favorable underlying fundamentals, these sector holdings detracted from performance later in the period.

During the fiscal year, the Fund's non-U.S. dollar positions generally helped performance relative to the LB U.S. Aggregate Index. Fundamentally we expected the U.S. dollar to move lower due to trade imbalances. We found value in international markets and, at period-end, were invested in a diversified portfolio of global income securities. We maintained exposure to a variety of Asian and non-eurozone European bonds and currencies that we believed had strong underlying fundamentals and could benefit if the underlying currencies appreciate versus the U.S. dollar.


36 | Annual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Roger A. Bayston

                          Roger A. Bayston, CFA

[PHOTO OMITTED]           /s/ Kent Burns

                          Kent Burns, CFA

[PHOTO OMITTED]           /s/ Christopher J. Molumphy

                          Christopher J. Molumphy, CFA

[PHOTO OMITTED]           /s/ David Yuen

                          David Yuen, CFA, FRM

                          Portfolio Management Team
                          Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 37

Performance Summary as of 10/31/07

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBAX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.03             $9.92         $9.95
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.488851
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBTLX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.02             $9.92         $9.94
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.449136
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTLX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.03             $9.91         $9.94
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.448739
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FTRRX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.02             $9.92         $9.94
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.464055
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBDAX)                              CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.03             $9.93         $9.96
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.514522
--------------------------------------------------------------------------------------------------


38 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                                         1-YEAR            5-YEAR    INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                       +4.62%           +29.85%         +67.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                   +0.19%            +4.45%          +5.21%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +0.54%            +4.21%          +5.21%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       4.15%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.65%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
---------------------------------------------------------------------------------------------------------------
      Without Waiver                         1.09%
---------------------------------------------------------------------------------------------------------------
      With Waiver                            0.85%
---------------------------------------------------------------------------------------------------------------
CLASS B                                                         1-YEAR            5-YEAR    INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                       +4.31%           +27.30%         +32.41%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                   +0.33%            +4.61%          +4.94%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +0.69%            +4.38%          +4.93%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       3.94%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.45%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
---------------------------------------------------------------------------------------------------------------
      Without Waiver                         1.49%
---------------------------------------------------------------------------------------------------------------
      With Waiver                            1.25%
---------------------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR            5-YEAR    INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                       +4.31%           +27.42%         +32.50%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                   +3.31%            +4.97%          +5.09%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +3.69%            +4.73%          +5.09%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       3.94%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.45%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
---------------------------------------------------------------------------------------------------------------
      Without Waiver                         1.49%
---------------------------------------------------------------------------------------------------------------
      With Waiver                            1.25%
---------------------------------------------------------------------------------------------------------------
CLASS R                                                         1-YEAR            5-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                       +4.47%           +28.24%         +34.86%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                   +4.47%            +5.10%          +5.27%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +4.74%            +4.87%          +5.27%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       4.08%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.61%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
---------------------------------------------------------------------------------------------------------------
      Without Waiver                         1.34%
---------------------------------------------------------------------------------------------------------------
      With Waiver                            1.10%
---------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                   1-YEAR            5-YEAR    INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                       +4.99%           +31.61%         +71.18%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                   +4.99%            +5.65%          +5.98%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                              +5.37%            +5.41%          +5.98%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       4.58%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               5.11%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
---------------------------------------------------------------------------------------------------------------
      Without Waiver                         0.84%
---------------------------------------------------------------------------------------------------------------
      With Waiver                            0.60%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


40 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (8/3/98-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                     Lehman Brothers
             Franklin Total   Lehman Brothers U.S.   U.S. Aggregate
   Date       Return Fund       Universal Index 8        Index 8       ***CPI 8

8/3/1998        $ 9,579             $10,000              $10,000       $10,000
8/31/1998       $ 9,761             $ 9,999              $10,163       $10,012
9/30/1998       $10,038             $10,236              $10,401       $10,025
10/31/1998      $ 9,966             $10,194              $10,346       $10,049
11/30/1998      $10,010             $10,296              $10,404       $10,049
12/31/1998      $10,031             $10,319              $10,436       $10,043
1/31/1999       $10,104             $10,388              $10,510       $10,067
2/28/1999       $ 9,912             $10,223              $10,327       $10,080
3/31/1999       $ 9,949             $10,301              $10,384       $10,110
4/30/1999       $ 9,976             $10,362              $10,417       $10,184
5/31/1999       $ 9,844             $10,257              $10,326       $10,184
6/30/1999       $ 9,812             $10,239              $10,293       $10,184
7/31/1999       $ 9,770             $10,198              $10,249       $10,214
8/31/1999       $ 9,778             $10,186              $10,244       $10,239
9/30/1999       $ 9,861             $10,296              $10,363       $10,288
10/31/1999      $ 9,894             $10,340              $10,401       $10,306
11/30/1999      $ 9,958             $10,357              $10,400       $10,312
12/31/1999      $ 9,940             $10,337              $10,350       $10,312
1/31/2000       $ 9,850             $10,302              $10,316       $10,343
2/29/2000       $ 9,966             $10,433              $10,441       $10,404
3/31/2000       $10,050             $10,554              $10,578       $10,490
4/30/2000       $10,006             $10,521              $10,548       $10,496
5/31/2000       $ 9,985             $10,502              $10,543       $10,509
6/30/2000       $10,247             $10,728              $10,763       $10,564
7/31/2000       $10,346             $10,832              $10,860       $10,588
8/31/2000       $10,501             $10,990              $11,018       $10,588
9/30/2000       $10,590             $11,046              $11,087       $10,643
10/31/2000      $10,647             $11,090              $11,160       $10,662
11/30/2000      $10,771             $11,240              $11,343       $10,668
12/31/2000      $10,998             $11,455              $11,553       $10,662
1/31/2001       $11,211             $11,679              $11,742       $10,729
2/28/2001       $11,275             $11,777              $11,844       $10,772
3/31/2001       $11,316             $11,817              $11,904       $10,797
4/30/2001       $11,210             $11,764              $11,854       $10,839
5/31/2001       $11,260             $11,849              $11,926       $10,888
6/30/2001       $11,307             $11,882              $11,971       $10,907
7/31/2001       $11,560             $12,116              $12,239       $10,876
8/31/2001       $11,670             $12,267              $12,379       $10,876
9/30/2001       $11,715             $12,356              $12,523       $10,925
10/31/2001      $11,911             $12,604              $12,785       $10,888
11/30/2001      $11,790             $12,457              $12,609       $10,870
12/31/2001      $11,740             $12,382              $12,529       $10,827
1/31/2002       $11,821             $12,486              $12,630       $10,852
2/28/2002       $11,911             $12,603              $12,753       $10,895
3/31/2002       $11,729             $12,421              $12,540       $10,956
4/30/2002       $11,944             $12,658              $12,784       $11,017
5/31/2002       $12,051             $12,753              $12,892       $11,017
6/30/2002       $12,040             $12,799              $13,004       $11,023
7/31/2002       $12,037             $12,908              $13,161       $11,036
8/31/2002       $12,256             $13,146              $13,383       $11,072
9/30/2002       $12,403             $13,334              $13,600       $11,091
10/31/2002      $12,321             $13,288              $13,538       $11,109
11/30/2002      $12,438             $13,324              $13,534       $11,109
12/31/2002      $12,701             $13,600              $13,814       $11,085
1/31/2003       $12,771             $13,637              $13,825       $11,134
2/28/2003       $12,939             $13,831              $14,017       $11,219
3/31/2003       $12,940             $13,844              $14,006       $11,287
4/30/2003       $13,137             $14,008              $14,121       $11,262
5/31/2003       $13,370             $14,275              $14,385       $11,244
6/30/2003       $13,414             $14,272              $14,356       $11,256
7/31/2003       $13,012             $13,813              $13,874       $11,268
8/31/2003       $13,120             $13,912              $13,966       $11,311
9/30/2003       $13,476             $14,283              $14,335       $11,348
10/31/2003      $13,415             $14,181              $14,202       $11,336
11/30/2003      $13,509             $14,230              $14,236       $11,305
12/31/2003      $13,704             $14,392              $14,381       $11,293
1/31/2004       $13,840             $14,516              $14,496       $11,348
2/29/2004       $13,961             $14,659              $14,653       $11,409
3/31/2004       $14,046             $14,776              $14,763       $11,483
4/30/2004       $13,705             $14,398              $14,379       $11,520
5/31/2004       $13,617             $14,325              $14,321       $11,587
6/30/2004       $13,702             $14,416              $14,402       $11,624
7/31/2004       $13,828             $14,569              $14,545       $11,605
8/31/2004       $14,091             $14,858              $14,822       $11,612
9/30/2004       $14,158             $14,916              $14,863       $11,636
10/31/2004      $14,304             $15,052              $14,987       $11,697
11/30/2004      $14,289             $14,958              $14,868       $11,703
12/31/2004      $14,426             $15,107              $15,004       $11,661
1/31/2005       $14,492             $15,194              $15,099       $11,685
2/28/2005       $14,470             $15,132              $15,010       $11,752
3/31/2005       $14,338             $15,021              $14,932       $11,844
4/30/2005       $14,475             $15,204              $15,135       $11,924
5/31/2005       $14,616             $15,381              $15,298       $11,912
6/30/2005       $14,696             $15,486              $15,382       $11,918
7/31/2005       $14,586             $15,375              $15,242       $11,973
8/31/2005       $14,757             $15,563              $15,437       $12,034
9/30/2005       $14,604             $15,418              $15,278       $12,181
10/31/2005      $14,485             $15,295              $15,157       $12,206
11/30/2005      $14,553             $15,369              $15,224       $12,108
12/31/2005      $14,686             $15,517              $15,369       $12,059
1/31/2006       $14,744             $15,539              $15,370       $12,151
2/28/2006       $14,798             $15,601              $15,421       $12,175
3/31/2006       $14,633             $15,463              $15,270       $12,243
4/30/2006       $14,642             $15,444              $15,242       $12,347
5/31/2006       $14,614             $15,422              $15,226       $12,408
6/30/2006       $14,611             $15,446              $15,258       $12,433
7/31/2006       $14,837             $15,659              $15,464       $12,469
8/31/2006       $15,034             $15,902              $15,701       $12,494
9/30/2006       $15,168             $16,047              $15,839       $12,433
10/31/2006      $15,291             $16,166              $15,944       $12,365
11/30/2006      $15,485             $16,359              $16,129       $12,347
12/31/2006      $15,400             $16,289              $16,035       $12,365
1/31/2007       $15,399             $16,293              $16,028       $12,403
2/28/2007       $15,592             $16,544              $16,276       $12,469
3/31/2007       $15,622             $16,548              $16,276       $12,583
4/30/2007       $15,764             $16,646              $16,364       $12,665
5/31/2007       $15,687             $16,538              $16,240       $12,742
6/30/2007       $15,576             $16,468              $16,192       $12,767
7/31/2007       $15,579             $16,550              $16,327       $12,763
8/31/2007       $15,675             $16,747              $16,527       $12,740
9/30/2007       $15,927             $16,897              $16,652       $12,775
10/31/2007      $15,998             $17,051              $16,802       $12,802

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +0.19%
--------------------------------------------------------------------------------
5-Year                                                                   +4.45%
--------------------------------------------------------------------------------
Since Inception (8/3/98)                                                 +5.21%
--------------------------------------------------------------------------------

CLASS B (3/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                     Lehman Brothers
             Franklin Total   Lehman Brothers U.S.   U.S. Aggregate
   Date       Return Fund       Universal Index 8        Index 8       ***CPI 8

3/1/2002        $10,000             $10,000              $10,000       $10,000
3/31/2002       $ 9,916             $ 9,855              $ 9,834       $10,056
4/30/2002       $10,102             $10,043              $10,024       $10,112
5/31/2002       $10,189             $10,119              $10,110       $10,112
6/30/2002       $10,177             $10,156              $10,197       $10,118
7/31/2002       $10,171             $10,242              $10,320       $10,129
8/31/2002       $10,353             $10,430              $10,494       $10,163
9/30/2002       $10,474             $10,580              $10,664       $10,180
10/31/2002      $10,401             $10,544              $10,616       $10,197
11/30/2002      $10,497             $10,572              $10,613       $10,197
12/31/2002      $10,715             $10,791              $10,832       $10,174
1/31/2003       $10,770             $10,821              $10,841       $10,219
2/28/2003       $10,908             $10,974              $10,991       $10,298
3/31/2003       $10,905             $10,985              $10,983       $10,360
4/30/2003       $11,068             $11,115              $11,073       $10,337
5/31/2003       $11,261             $11,327              $11,280       $10,321
6/30/2003       $11,294             $11,324              $11,257       $10,332
7/31/2003       $10,952             $10,960              $10,879       $10,343
8/31/2003       $11,039             $11,038              $10,951       $10,382
9/30/2003       $11,335             $11,333              $11,241       $10,416
10/31/2003      $11,279             $11,252              $11,136       $10,405
11/30/2003      $11,355             $11,291              $11,163       $10,377
12/31/2003      $11,515             $11,419              $11,277       $10,366
1/31/2004       $11,614             $11,518              $11,367       $10,416
2/29/2004       $11,723             $11,631              $11,490       $10,472
3/31/2004       $11,791             $11,724              $11,576       $10,540
4/30/2004       $11,501             $11,424              $11,275       $10,574
5/31/2004       $11,423             $11,366              $11,230       $10,636
6/30/2004       $11,490             $11,438              $11,293       $10,669
7/31/2004       $11,592             $11,560              $11,405       $10,652
8/31/2004       $11,809             $11,789              $11,623       $10,658
9/30/2004       $11,861             $11,835              $11,655       $10,681
10/31/2004      $11,980             $11,943              $11,752       $10,737
11/30/2004      $11,964             $11,869              $11,659       $10,742
12/31/2004      $12,062             $11,987              $11,766       $10,703
1/31/2005       $12,126             $12,056              $11,840       $10,726
2/28/2005       $12,104             $12,006              $11,770       $10,787
3/31/2005       $11,989             $11,919              $11,709       $10,872
4/30/2005       $12,100             $12,063              $11,868       $10,945
5/31/2005       $12,213             $12,204              $11,996       $10,934
6/30/2005       $12,276             $12,288              $12,062       $10,939
7/31/2005       $12,181             $12,199              $11,952       $10,990
8/31/2005       $12,319             $12,349              $12,105       $11,046
9/30/2005       $12,188             $12,234              $11,980       $11,181
10/31/2005      $12,084             $12,136              $11,886       $11,204
11/30/2005      $12,137             $12,195              $11,938       $11,114
12/31/2005      $12,243             $12,312              $12,052       $11,069
1/31/2006       $12,287             $12,330              $12,052       $11,153
2/28/2006       $12,329             $12,379              $12,092       $11,175
3/31/2006       $12,187             $12,269              $11,974       $11,237
4/30/2006       $12,191             $12,254              $11,952       $11,333
5/31/2006       $12,163             $12,236              $11,939       $11,389
6/30/2006       $12,157             $12,256              $11,964       $11,412
7/31/2006       $12,328             $12,424              $12,126       $11,445
8/31/2006       $12,501             $12,618              $12,312       $11,468
9/30/2006       $12,595             $12,733              $12,420       $11,412
10/31/2006      $12,693             $12,827              $12,502       $11,350
11/30/2006      $12,863             $12,980              $12,647       $11,333
12/31/2006      $12,788             $12,924              $12,574       $11,350
1/31/2007       $12,783             $12,928              $12,569       $11,384
2/28/2007       $12,939             $13,127              $12,762       $11,445
3/31/2007       $12,960             $13,131              $12,763       $11,550
4/30/2007       $13,060             $13,208              $12,832       $11,625
5/31/2007       $13,005             $13,122              $12,734       $11,696
6/30/2007       $12,908             $13,066              $12,697       $11,718
7/31/2007       $12,906             $13,132              $12,803       $11,715
8/31/2007       $12,968             $13,288              $12,960       $11,694
9/30/2007       $13,186             $13,407              $13,058       $11,726
10/31/2007      $13,141             $13,529              $13,175       $11,751

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +0.33%
--------------------------------------------------------------------------------
5-Year                                                                   +4.61%
--------------------------------------------------------------------------------
Since Inception (3/1/02)                                                 +4.94%
--------------------------------------------------------------------------------


                                                              Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +3.31%
--------------------------------------------------------------------------------
5-Year                                                                   +4.97%
--------------------------------------------------------------------------------
Since Inception (3/1/02)                                                 +5.09%
--------------------------------------------------------------------------------

CLASS C (3/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                     Lehman Brothers
             Franklin Total   Lehman Brothers U.S.   U.S. Aggregate
   Date       Return Fund       Universal Index 8        Index 8       ***CPI 8

3/1/2002        $10,000             $10,000              $10,000       $10,000
3/31/2002       $ 9,928             $ 9,855              $ 9,834       $10,056
4/30/2002       $10,110             $10,043              $10,024       $10,112
5/31/2002       $10,187             $10,119              $10,110       $10,112
6/30/2002       $10,185             $10,156              $10,197       $10,118
7/31/2002       $10,168             $10,242              $10,320       $10,129
8/31/2002       $10,361             $10,430              $10,494       $10,163
9/30/2002       $10,472             $10,580              $10,664       $10,180
10/31/2002      $10,398             $10,544              $10,616       $10,197
11/30/2002      $10,505             $10,572              $10,613       $10,197
12/31/2002      $10,715             $10,791              $10,832       $10,174
1/31/2003       $10,783             $10,821              $10,841       $10,219
2/28/2003       $10,911             $10,974              $10,991       $10,298
3/31/2003       $10,907             $10,985              $10,983       $10,360
4/30/2003       $11,069             $11,115              $11,073       $10,337
5/31/2003       $11,262             $11,327              $11,280       $10,321
6/30/2003       $11,294             $11,324              $11,257       $10,332
7/31/2003       $10,952             $10,960              $10,879       $10,343
8/31/2003       $11,050             $11,038              $10,951       $10,382
9/30/2003       $11,346             $11,333              $11,241       $10,416
10/31/2003      $11,279             $11,252              $11,136       $10,405
11/30/2003      $11,355             $11,291              $11,163       $10,377
12/31/2003      $11,515             $11,419              $11,277       $10,366
1/31/2004       $11,625             $11,518              $11,367       $10,416
2/29/2004       $11,735             $11,631              $11,490       $10,472
3/31/2004       $11,802             $11,724              $11,576       $10,540
4/30/2004       $11,501             $11,424              $11,275       $10,574
5/31/2004       $11,434             $11,366              $11,230       $10,636
6/30/2004       $11,490             $11,438              $11,293       $10,669
7/31/2004       $11,592             $11,560              $11,405       $10,652
8/31/2004       $11,809             $11,789              $11,623       $10,658
9/30/2004       $11,872             $11,835              $11,655       $10,681
10/31/2004      $11,991             $11,943              $11,752       $10,737
11/30/2004      $11,963             $11,869              $11,659       $10,742
12/31/2004      $12,073             $11,987              $11,766       $10,703
1/31/2005       $12,136             $12,056              $11,840       $10,726
2/28/2005       $12,114             $12,006              $11,770       $10,787
3/31/2005       $11,988             $11,919              $11,709       $10,872
4/30/2005       $12,110             $12,063              $11,868       $10,945
5/31/2005       $12,224             $12,204              $11,996       $10,934
6/30/2005       $12,274             $12,288              $12,062       $10,939
7/31/2005       $12,191             $12,199              $11,952       $10,990
8/31/2005       $12,329             $12,349              $12,105       $11,046
9/30/2005       $12,186             $12,234              $11,980       $11,181
10/31/2005      $12,094             $12,136              $11,886       $11,204
11/30/2005      $12,134             $12,195              $11,938       $11,114
12/31/2005      $12,241             $12,312              $12,052       $11,069
1/31/2006       $12,285             $12,330              $12,052       $11,153
2/28/2006       $12,326             $12,379              $12,092       $11,175
3/31/2006       $12,197             $12,269              $11,974       $11,237
4/30/2006       $12,201             $12,254              $11,952       $11,333
5/31/2006       $12,172             $12,236              $11,939       $11,389
6/30/2006       $12,166             $12,256              $11,964       $11,412
7/31/2006       $12,337             $12,424              $12,126       $11,445
8/31/2006       $12,510             $12,618              $12,312       $11,468
9/30/2006       $12,604             $12,733              $12,420       $11,412
10/31/2006      $12,702             $12,827              $12,502       $11,350
11/30/2006      $12,872             $12,980              $12,647       $11,333
12/31/2006      $12,797             $12,924              $12,574       $11,350
1/31/2007       $12,779             $12,928              $12,569       $11,384
2/28/2007       $12,948             $13,127              $12,762       $11,445
3/31/2007       $12,956             $13,131              $12,763       $11,550
4/30/2007       $13,069             $13,208              $12,832       $11,625
5/31/2007       $13,001             $13,122              $12,734       $11,696
6/30/2007       $12,917             $13,066              $12,697       $11,718
7/31/2007       $12,902             $13,132              $12,803       $11,715
8/31/2007       $12,977             $13,288              $12,960       $11,694
9/30/2007       $13,195             $13,407              $13,058       $11,726
10/31/2007      $13,250             $13,529              $13,175       $11,751

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +4.47%
--------------------------------------------------------------------------------
5-Year                                                                   +5.10%
--------------------------------------------------------------------------------
Since Inception (1/2/02)                                                 +5.27%
--------------------------------------------------------------------------------

CLASS R (1/2/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                     Lehman Brothers
             Franklin Total   Lehman Brothers U.S.   U.S. Aggregate
   Date       Return Fund       Universal Index 8        Index 8       ***CPI 8

1/2/2002        $10,000             $10,000              $10,000       $10,000
1/31/2002       $10,116             $10,084              $10,081       $10,023
2/28/2002       $10,181             $10,178              $10,179       $10,062
3/31/2002       $10,024             $10,031              $10,009       $10,119
4/30/2002       $10,206             $10,222              $10,203       $10,175
5/31/2002       $10,296             $10,299              $10,290       $10,175
6/30/2002       $10,285             $10,337              $10,379       $10,181
7/31/2002       $10,280             $10,424              $10,504       $10,192
8/31/2002       $10,465             $10,617              $10,682       $10,226
9/30/2002       $10,589             $10,769              $10,855       $10,243
10/31/2002      $10,517             $10,732              $10,805       $10,260
11/30/2002      $10,614             $10,761              $10,802       $10,260
12/31/2002      $10,824             $10,984              $11,025       $10,238
1/31/2003       $10,892             $11,014              $11,035       $10,283
2/28/2003       $11,033             $11,170              $11,188       $10,362
3/31/2003       $11,032             $11,181              $11,179       $10,424
4/30/2003       $11,197             $11,313              $11,271       $10,402
5/31/2003       $11,394             $11,529              $11,481       $10,385
6/30/2003       $11,429             $11,526              $11,459       $10,396
7/31/2003       $11,084             $11,155              $11,073       $10,407
8/31/2003       $11,173             $11,235              $11,147       $10,447
9/30/2003       $11,475             $11,535              $11,442       $10,481
10/31/2003      $11,420             $11,453              $11,335       $10,470
11/30/2003      $11,498             $11,492              $11,362       $10,441
12/31/2003      $11,661             $11,623              $11,478       $10,430
1/31/2004       $11,763             $11,723              $11,570       $10,481
2/29/2004       $11,875             $11,839              $11,696       $10,538
3/31/2004       $11,946             $11,933              $11,783       $10,606
4/30/2004       $11,641             $11,628              $11,477       $10,640
5/31/2004       $11,575             $11,569              $11,431       $10,702
6/30/2004       $11,645             $11,643              $11,495       $10,736
7/31/2004       $11,750             $11,766              $11,609       $10,719
8/31/2004       $11,971             $11,999              $11,831       $10,724
9/30/2004       $12,025             $12,046              $11,863       $10,747
10/31/2004      $12,147             $12,156              $11,962       $10,804
11/30/2004      $12,120             $12,081              $11,867       $10,809
12/31/2004      $12,234             $12,200              $11,976       $10,770
1/31/2005       $12,299             $12,271              $12,051       $10,792
2/28/2005       $12,279             $12,221              $11,980       $10,855
3/31/2005       $12,164             $12,131              $11,919       $10,939
4/30/2005       $12,277             $12,279              $12,080       $11,013
5/31/2005       $12,393             $12,422              $12,211       $11,002
6/30/2005       $12,459             $12,507              $12,277       $11,007
7/31/2005       $12,363             $12,417              $12,165       $11,058
8/31/2005       $12,506             $12,569              $12,321       $11,115
9/30/2005       $12,373             $12,452              $12,194       $11,251
10/31/2005      $12,270             $12,352              $12,098       $11,273
11/30/2005      $12,325             $12,412              $12,151       $11,183
12/31/2005      $12,435             $12,532              $12,267       $11,138
1/31/2006       $12,482             $12,550              $12,268       $11,222
2/28/2006       $12,525             $12,600              $12,308       $11,245
3/31/2006       $12,382             $12,488              $12,188       $11,307
4/30/2006       $12,388             $12,473              $12,165       $11,404
5/31/2006       $12,361             $12,455              $12,152       $11,460
6/30/2006       $12,356             $12,474              $12,178       $11,483
7/31/2006       $12,532             $12,646              $12,343       $11,517
8/31/2006       $12,709             $12,843              $12,532       $11,539
9/30/2006       $12,819             $12,960              $12,642       $11,483
10/31/2006      $12,908             $13,056              $12,726       $11,420
11/30/2006      $13,082             $13,212              $12,873       $11,404
12/31/2006      $13,007             $13,155              $12,798       $11,420
1/31/2007       $13,004             $13,158              $12,793       $11,455
2/28/2007       $13,164             $13,361              $12,990       $11,517
3/31/2007       $13,187             $13,365              $12,991       $11,622
4/30/2007       $13,304             $13,444              $13,061       $11,697
5/31/2007       $13,236             $13,356              $12,962       $11,768
6/30/2007       $13,140             $13,300              $12,924       $11,791
7/31/2007       $13,139             $13,366              $13,031       $11,788
8/31/2007       $13,217             $13,525              $13,191       $11,767
9/30/2007       $13,427             $13,647              $13,291       $11,799
10/31/2007      $13,486             $13,770              $13,411       $11,824


42 | Annual Report

ADVISOR CLASS (8/3/98-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Franklin Total  Lehman Brothers U.S.  Lehman Brothers U.S.
   Date    Return Fund     Universal Index 8     Aggregate Index 8    ***CPI 8

8/3/98       $ 10,000           $ 10,000            $ 10,000          $ 10,000
8/31/98      $ 10,200           $  9,999            $ 10,163          $ 10,012
9/30/98      $ 10,480           $ 10,236            $ 10,401          $ 10,025
10/31/98     $ 10,417           $ 10,194            $ 10,346          $ 10,049
11/30/98     $ 10,464           $ 10,296            $ 10,404          $ 10,049
12/31/98     $ 10,499           $ 10,319            $ 10,436          $ 10,043
1/31/99      $ 10,567           $ 10,388            $ 10,510          $ 10,067
2/28/99      $ 10,369           $ 10,223            $ 10,327          $ 10,080
3/31/99      $ 10,411           $ 10,301            $ 10,384          $ 10,110
4/30/99      $ 10,442           $ 10,362            $ 10,417          $ 10,184
5/31/99      $ 10,306           $ 10,257            $ 10,326          $ 10,184
6/30/99      $ 10,274           $ 10,239            $ 10,293          $ 10,184
7/31/99      $ 10,232           $ 10,198            $ 10,249          $ 10,214
8/31/99      $ 10,243           $ 10,186            $ 10,244          $ 10,239
9/30/99      $ 10,332           $ 10,296            $ 10,363          $ 10,288
10/31/99     $ 10,369           $ 10,340            $ 10,401          $ 10,306
11/30/99     $ 10,438           $ 10,357            $ 10,400          $ 10,312
12/31/99     $ 10,421           $ 10,337            $ 10,350          $ 10,312
1/31/00      $ 10,330           $ 10,302            $ 10,316          $ 10,343
2/29/00      $ 10,452           $ 10,433            $ 10,441          $ 10,404
3/31/00      $ 10,543           $ 10,554            $ 10,578          $ 10,490
4/30/00      $ 10,499           $ 10,521            $ 10,548          $ 10,496
5/31/00      $ 10,480           $ 10,502            $ 10,543          $ 10,509
6/30/00      $ 10,756           $ 10,728            $ 10,763          $ 10,564
7/31/00      $ 10,862           $ 10,832            $ 10,860          $ 10,588
8/31/00      $ 11,027           $ 10,990            $ 11,018          $ 10,588
9/30/00      $ 11,123           $ 11,046            $ 11,087          $ 10,643
10/31/00     $ 11,185           $ 11,090            $ 11,160          $ 10,662
11/30/00     $ 11,306           $ 11,240            $ 11,343          $ 10,668
12/31/00     $ 11,546           $ 11,455            $ 11,553          $ 10,662
1/31/01      $ 11,783           $ 11,679            $ 11,742          $ 10,729
2/28/01      $ 11,852           $ 11,777            $ 11,844          $ 10,772
3/31/01      $ 11,885           $ 11,817            $ 11,904          $ 10,797
4/30/01      $ 11,788           $ 11,764            $ 11,854          $ 10,839
5/31/01      $ 11,843           $ 11,849            $ 11,926          $ 10,888
6/30/01      $ 11,909           $ 11,882            $ 11,971          $ 10,907
7/31/01      $ 12,164           $ 12,116            $ 12,239          $ 10,876
8/31/01      $ 12,282           $ 12,267            $ 12,379          $ 10,876
9/30/01      $ 12,345           $ 12,356            $ 12,523          $ 10,925
10/31/01     $ 12,554           $ 12,604            $ 12,785          $ 10,888
11/30/01     $ 12,416           $ 12,457            $ 12,609          $ 10,870
12/31/01     $ 12,366           $ 12,382            $ 12,529          $ 10,827
1/31/02      $ 12,466           $ 12,486            $ 12,630          $ 10,852
2/28/02      $ 12,550           $ 12,603            $ 12,753          $ 10,895
3/31/02      $ 12,362           $ 12,421            $ 12,540          $ 10,956
4/30/02      $ 12,593           $ 12,658            $ 12,784          $ 11,017
5/31/02      $ 12,708           $ 12,753            $ 12,892          $ 11,017
6/30/02      $ 12,712           $ 12,799            $ 13,004          $ 11,023
7/31/02      $ 12,698           $ 12,908            $ 13,161          $ 11,036
8/31/02      $ 12,946           $ 13,146            $ 13,383          $ 11,072
9/30/02      $ 13,090           $ 13,334            $ 13,600          $ 11,091
10/31/02     $ 13,006           $ 13,288            $ 13,538          $ 11,109
11/30/02     $ 13,146           $ 13,324            $ 13,534          $ 11,109
12/31/02     $ 13,413           $ 13,600            $ 13,814          $ 11,085
1/31/03      $ 13,503           $ 13,637            $ 13,825          $ 11,134
2/28/03      $ 13,669           $ 13,831            $ 14,017          $ 11,219
3/31/03      $ 13,674           $ 13,844            $ 14,006          $ 11,287
4/30/03      $ 13,884           $ 14,008            $ 14,121          $ 11,262
5/31/03      $ 14,134           $ 14,275            $ 14,385          $ 11,244
6/30/03      $ 14,184           $ 14,272            $ 14,356          $ 11,256
7/31/03      $ 13,762           $ 13,813            $ 13,874          $ 11,268
8/31/03      $ 13,878           $ 13,912            $ 13,966          $ 11,311
9/30/03      $ 14,258           $ 14,283            $ 14,335          $ 11,348
10/31/03     $ 14,196           $ 14,181            $ 14,202          $ 11,336
11/30/03     $ 14,298           $ 14,230            $ 14,236          $ 11,305
12/31/03     $ 14,508           $ 14,392            $ 14,381          $ 11,293
1/31/04      $ 14,655           $ 14,516            $ 14,496          $ 11,348
2/29/04      $ 14,800           $ 14,659            $ 14,653          $ 11,409
3/31/04      $ 14,894           $ 14,776            $ 14,763          $ 11,483
4/30/04      $ 14,522           $ 14,398            $ 14,379          $ 11,520
5/31/04      $ 14,445           $ 14,325            $ 14,321          $ 11,587
6/30/04      $ 14,524           $ 14,416            $ 14,402          $ 11,624
7/31/04      $ 14,661           $ 14,569            $ 14,545          $ 11,605
8/31/04      $ 14,943           $ 14,858            $ 14,822          $ 11,612
9/30/04      $ 15,031           $ 14,916            $ 14,863          $ 11,636
10/31/04     $ 15,190           $ 15,052            $ 14,987          $ 11,697
11/30/04     $ 15,162           $ 14,958            $ 14,868          $ 11,703
12/31/04     $ 15,311           $ 15,107            $ 15,004          $ 11,661
1/31/05      $ 15,399           $ 15,194            $ 15,099          $ 11,685
2/28/05      $ 15,379           $ 15,132            $ 15,010          $ 11,752
3/31/05      $ 15,228           $ 15,021            $ 14,932          $ 11,844
4/30/05      $ 15,390           $ 15,204            $ 15,135          $ 11,924
5/31/05      $ 15,543           $ 15,381            $ 15,298          $ 11,912
6/30/05      $ 15,616           $ 15,486            $ 15,382          $ 11,918
7/31/05      $ 15,503           $ 15,375            $ 15,242          $ 11,973
8/31/05      $ 15,703           $ 15,563            $ 15,437          $ 12,034
9/30/05      $ 15,529           $ 15,418            $ 15,278          $ 12,181
10/31/05     $ 15,406           $ 15,295            $ 15,157          $ 12,206
11/30/05     $ 15,481           $ 15,369            $ 15,224          $ 12,108
12/31/05     $ 15,626           $ 15,517            $ 15,369          $ 12,059
1/31/06      $ 15,691           $ 15,539            $ 15,370          $ 12,151
2/28/06      $ 15,751           $ 15,601            $ 15,421          $ 12,175
3/31/06      $ 15,595           $ 15,463            $ 15,270          $ 12,243
4/30/06      $ 15,608           $ 15,444            $ 15,242          $ 12,347
5/31/06      $ 15,582           $ 15,422            $ 15,226          $ 12,408
6/30/06      $ 15,582           $ 15,446            $ 15,258          $ 12,433
7/31/06      $ 15,810           $ 15,659            $ 15,464          $ 12,469
8/31/06      $ 16,039           $ 15,902            $ 15,701          $ 12,494
9/30/06      $ 16,168           $ 16,047            $ 15,839          $ 12,433
10/31/06     $ 16,303           $ 16,166            $ 15,944          $ 12,365
11/30/06     $ 16,514           $ 16,359            $ 16,129          $ 12,347
12/31/06     $ 16,426           $ 16,289            $ 16,035          $ 12,365
1/31/07      $ 16,429           $ 16,293            $ 16,028          $ 12,403
2/28/07      $ 16,638           $ 16,544            $ 16,276          $ 12,469
3/31/07      $ 16,673           $ 16,548            $ 16,276          $ 12,583
4/30/07      $ 16,829           $ 16,646            $ 16,364          $ 12,665
5/31/07      $ 16,750           $ 16,538            $ 16,240          $ 12,742
6/30/07      $ 16,652           $ 16,468            $ 16,192          $ 12,767
7/31/07      $ 16,642           $ 16,550            $ 16,327          $ 12,763
8/31/07      $ 16,748           $ 16,747            $ 16,527          $ 12,740
9/30/07      $ 17,037           $ 16,897            $ 16,652          $ 12,775
10/31/07     $ 17,118           $ 17,051            $ 16,802          $ 12,802

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                          10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +4.99%
--------------------------------------------------------------------------------
5-Year                                                                   +5.65%
--------------------------------------------------------------------------------
Since Inception (8/3/98)                                                 +5.98%
--------------------------------------------------------------------------------


                                                              Annual Report | 43

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.50%, 4.29%, 4.29%, 4.45% and 4.95% for Classes A, B, C, R and Advisor,
respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issuers are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


44 | Annual Report

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 5/1/07       VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,014.90                $4.32
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,020.92                $4.33
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,013.80                $6.34
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.90                $6.36
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,013.80                $6.34
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.90                $6.36
-------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,013.60                $5.58
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,019.66                $5.60
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,017.20                $3.05
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,022.18                $3.06
-------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%; B: 1.25%; C: 1.25%; R:
1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


46 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                   --------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS A                                                                 2007         2006         2005         2004         2003
                                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................    $    8.88    $    8.93    $    9.06    $    9.16    $    9.38
                                                                   --------------------------------------------------------------
Income from investment operations a:
   Net investment income ......................................        0.380        0.303        0.292        0.277        0.313
   Net realized and unrealized gains (losses) .................        0.053        0.025       (0.129)      (0.102)      (0.220)
                                                                   --------------------------------------------------------------
Total from investment operations ..............................        0.433        0.328        0.163        0.175        0.093
                                                                   --------------------------------------------------------------
Less distributions from net investment income .................       (0.443)      (0.378)      (0.293)      (0.275)      (0.313)
                                                                   --------------------------------------------------------------
Redemption fees ...............................................           -- f         -- f         -- f         -- f         --
                                                                   --------------------------------------------------------------
Net asset value, end of year ..................................    $    8.87    $    8.88    $    8.93    $    9.06    $    9.16
                                                                   ==============================================================

Total return b ................................................         4.99%        3.75%        1.82%        1.94%        1.00%

RATIOS TO AVERAGE NET ASSETS
Expenses c ....................................................         0.91% g      0.89% g      0.90%        0.89%        0.88%
Net investment income .........................................         4.29%        3.50%        3.23%        3.01%        3.30%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................    $ 333,425    $ 372,703    $ 475,213    $ 577,073    $ 651,701
Portfolio turnover rate d .....................................        27.39%       15.91%       24.99%       49.67%      130.32%
Portfolio turnover rate excluding mortgage dollar rolls d,e ...        27.39%       15.91%       24.99%       45.38%       96.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Prior to October 27, 2005, the expense ratio includes the fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

d Prior to October 27, 2005, represents the Portfolio's rate of turnover.

e See Note 1(i) regarding mortgage dollar rolls.

f Amount rounds to less than $0.001 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                   ---------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS C                                                                 2007         2006         2005         2004       2003 I
                                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................    $    8.88    $    8.92    $    9.05    $    9.16    $    9.28
                                                                   ---------------------------------------------------------------
Income from investment operations a:
   Net investment income ......................................        0.348        0.266        0.258        0.232        0.081
   Net realized and unrealized gains (losses) .................        0.048        0.038       (0.129)      (0.104)      (0.120)
                                                                   ---------------------------------------------------------------
Total from investment operations ..............................        0.396        0.304        0.129        0.128       (0.039)
                                                                   ---------------------------------------------------------------
Less distributions from net investment income .................       (0.406)      (0.344)      (0.259)      (0.238)      (0.081)
                                                                   ---------------------------------------------------------------
Redemption fees ...............................................           -- g         -- g         -- g         -- g         --
                                                                   ---------------------------------------------------------------
Net asset value, end of year ..................................    $    8.87    $    8.88    $    8.92    $    9.05    $    9.16
                                                                   ===============================================================

Total return b ................................................         4.56%        3.47%        1.43%        1.41%       (0.42)%

RATIOS TO AVERAGE NET ASSETS C
Expenses d ....................................................         1.32% h      1.28% h      1.28%        1.29%        1.26%
Net investment income .........................................         3.88%        3.11%        2.85%        2.61%        2.92%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................    $  36,684    $  35,967    $  48,461    $  49,423    $  12,868
Portfolio turnover rate e .....................................        27.39%       15.91%       24.99%       49.67%      130.32%
Portfolio turnover rate excluding mortgage dollar rolls e,f ...        27.39%       15.91%       24.99%       45.38%       96.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Ratios are annualized for periods less than one year.

d Prior to October 27, 2005, the expense ratio includes the fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

e Prior to October 27, 2005, represents the Portfolio's rate of turnover.

f See Note 1(i) regarding mortgage dollar rolls.

g Amount rounds to less than $0.001 per share.

h Benefit of expense reduction rounds to less than 0.01%.

i For the period July 1, 2003 (effective date) to October 31, 2003.


48 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                           PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 84.9%
  MORTGAGE-BACKED SECURITIES 84.9%
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 19.9%
  FHLMC, 5.312%, 10/01/33 ...................................................................   $      1,369,277   $     1,386,816
  FHLMC, 5.799%, 2/01/37 ....................................................................          6,815,187         6,905,039
  FHLMC, 5.838%, 3/01/32 ....................................................................          1,284,787         1,313,306
  FHLMC, 5.988%, 6/01/26 ....................................................................            427,536           437,951
  FHLMC, 6.104%, 12/01/19 ...................................................................          1,889,257         1,910,534
  FHLMC, 6.153%, 6/01/29 ....................................................................          3,227,554         3,264,549
  FHLMC, 6.168%, 11/01/35 ...................................................................            528,108           542,563
  FHLMC, 6.235%, 9/01/36 ....................................................................          4,475,414         4,558,526
  FHLMC, 6.348%, 11/01/25 ...................................................................          4,404,906         4,439,230
  FHLMC, 6.457%, 1/01/23 ....................................................................            499,548           504,688
  FHLMC, 6.522%, 5/01/26 ....................................................................            208,398           211,714
  FHLMC, 6.675%, 9/01/34 ....................................................................          3,747,194         3,806,932
  FHLMC, 6.725%, 12/01/27 ...................................................................             53,551            55,157
  FHLMC, 6.75%, 11/01/16 ....................................................................            460,654           464,991
  FHLMC, 6.774%, 10/01/29 ...................................................................            148,697           149,128
  FHLMC, 6.88%, 12/01/21 ....................................................................             67,705            69,959
  FHLMC, 6.934%, 5/01/20 ....................................................................          1,484,915         1,494,286
  FHLMC, 6.983%, 12/01/16 ...................................................................            262,778           264,213
  FHLMC, 6.986%, 2/01/33 ....................................................................            255,895           258,627
  FHLMC, 6.999%, 9/01/19 ....................................................................            452,685           456,801
  FHLMC, 7.009%, 7/01/18 ....................................................................            206,489           209,078
  FHLMC, 7.036%, 7/01/27 ....................................................................            389,707           394,279
  FHLMC, 7.037%, 4/01/29 ....................................................................          1,446,014         1,449,384
  FHLMC, 7.038%, 4/01/19 ....................................................................            937,958           940,812
  FHLMC, 7.065%, 4/01/25 ....................................................................          1,575,219         1,591,051
  FHLMC, 7.07%, 9/01/18 .....................................................................            910,999           920,688
  FHLMC, 7.081%, 4/01/25 ....................................................................          1,467,756         1,493,173
  FHLMC, 7.173%, 3/01/18 ....................................................................            223,467           225,909
  FHLMC, 7.175%, 10/01/18 ...................................................................            139,992           141,725
  FHLMC, 7.177%, 7/01/20 ....................................................................            105,835           107,417
  FHLMC, 7.186%, 10/01/24 ...................................................................          1,206,604         1,224,036
  FHLMC, 7.206%, 5/01/25 ....................................................................            331,577           335,546
  FHLMC, 7.219%, 5/01/32 ....................................................................          1,036,706         1,048,202
  FHLMC, 7.221%, 8/01/30 ....................................................................          3,093,959         3,121,470
  FHLMC, 7.229%, 8/01/27 ....................................................................          1,203,787         1,235,225
  FHLMC, 7.23%, 9/01/31 .....................................................................            153,422           153,964
  FHLMC, 7.24%, 3/01/19 .....................................................................             49,915            50,662
  FHLMC, 7.25%, 9/01/31 .....................................................................            327,387           330,491
  FHLMC, 7.258%, 3/01/32 ....................................................................            369,125           371,718
  FHLMC, 7.261%, 4/01/18 - 8/01/32 ..........................................................          3,451,581         3,492,422
  FHLMC, 7.269%, 11/01/31 ...................................................................          2,517,838         2,545,637
  FHLMC, 7.273%, 11/01/29 ...................................................................          3,291,673         3,377,262
  FHLMC, 7.279%, 1/01/23 ....................................................................          4,323,740         4,432,463
  FHLMC, 7.283%, 8/01/31 ....................................................................            114,235           115,284
  FHLMC, 7.287%, 10/01/31 ...................................................................          2,788,518         2,827,567
  FHLMC, 7.294%, 10/01/25 ...................................................................            471,824           474,505
  FHLMC, 7.307%, 8/01/30 ....................................................................            184,616           187,882


                                                              Annual Report | 49

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                           PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
  FHLMC, 7.361%, 4/01/30 ....................................................................   $        338,785   $       344,433
  FHLMC, 7.377%, 7/01/29 ....................................................................            142,667           145,200
  FHLMC, 7.417%, 8/01/32 ....................................................................            358,449           365,398
  FHLMC, 7.44%, 5/01/32 .....................................................................            301,741           301,347
  FHLMC, 7.462%, 6/01/26 ....................................................................          3,438,187         3,476,625
  FHLMC, 7.471%, 12/01/30 ...................................................................          1,383,239         1,393,782
  FHLMC, 7.482%, 9/01/32 ....................................................................          1,026,147         1,048,404
  FHLMC, 7.585%, 12/01/28 ...................................................................            338,729           345,068
  FHLMC, 7.705%, 2/01/19 ....................................................................            148,829           148,688
  FHLMC, 7.761%, 11/01/29 ...................................................................            818,161           824,344
                                                                                                                   ----------------
                                                                                                                        73,686,151
                                                                                                                   ----------------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 56.2%
  FNMA, 4.541%, 3/01/33 .....................................................................          4,031,844         4,059,319
  FNMA, 4.938%, 4/01/35 .....................................................................            963,262           971,545
  FNMA, 5.157%, 2/01/33 .....................................................................          1,598,134         1,617,325
  FNMA, 5.164%, 12/01/32 ....................................................................          2,971,849         3,032,988
  FNMA, 5.207%, 1/01/37 .....................................................................          2,764,361         2,781,534
  FNMA, 5.463%, 3/01/20 .....................................................................             97,281           100,009
  FNMA, 5.50%, 1/01/17 - 10/01/28 ...........................................................            752,552           754,386
  FNMA, 5.519%, 3/01/19 .....................................................................          2,543,921         2,557,463
  FNMA, 5.527%, 9/01/18 - 8/01/26 ...........................................................          2,430,058         2,470,002
  FNMA, 5.527%, 8/01/33 .....................................................................          7,729,978         7,801,228
  FNMA, 5.527%, 9/01/34 .....................................................................          4,251,665         4,278,019
  FNMA, 5.527%, 3/01/35 .....................................................................          4,935,709         4,951,146
  FNMA, 5.531%, 1/01/32 .....................................................................          1,691,532         1,733,670
  FNMA, 5.533%, 3/01/33 .....................................................................          2,630,713         2,654,986
  FNMA, 5.54%, 4/01/22 ......................................................................          1,124,229         1,134,985
  FNMA, 5.55%, 5/01/36 ......................................................................          1,935,933         1,958,761
  FNMA, 5.553%, 5/01/18 .....................................................................          5,111,311         5,114,515
  FNMA, 5.562%, 5/01/36 .....................................................................          3,224,330         3,262,378
  FNMA, 5.568%, 5/01/19 .....................................................................            881,754           886,491
  FNMA, 5.596%, 1/01/18 .....................................................................          7,580,953         7,622,648
  FNMA, 5.609%, 6/01/20 .....................................................................          1,540,865         1,549,385
  FNMA, 5.609%, 1/01/29 .....................................................................          3,992,397         4,037,468
  FNMA, 5.621%, 8/01/35 .....................................................................         14,486,294        14,827,388
  FNMA, 5.622%, 11/01/17 ....................................................................          1,874,276         1,891,997
  FNMA, 5.745%, 7/01/24 .....................................................................          1,122,001         1,141,113
  FNMA, 5.806%, 11/01/34 ....................................................................          1,013,931         1,025,397
  FNMA, 5.868%, 5/01/36 .....................................................................          8,005,228         8,163,833
  FNMA, 5.906%, 5/01/21 .....................................................................            748,759           763,997
  FNMA, 5.968%, 1/01/19 .....................................................................            872,254           878,825
  FNMA, 5.974%, 4/01/19 .....................................................................            995,609         1,003,118
  FNMA, 6.031%, 1/01/19 .....................................................................          1,652,875         1,668,871
  FNMA, 6.118%, 4/01/34 .....................................................................          6,362,903         6,465,042
  FNMA, 6.131%, 6/01/29 - 7/01/34 ...........................................................          1,677,151         1,702,013
  FNMA, 6.163%, 8/01/36 .....................................................................         22,207,001        22,492,498
  FNMA, 6.172%, 12/01/24 ....................................................................            529,542           542,069


50 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                           PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 6.217%, 5/01/21 - 8/01/21 ...........................................................   $      2,509,374   $     2,540,266
  FNMA, 6.218%, 9/01/36 .....................................................................          5,985,114         6,057,595
  FNMA, 6.249%, 10/01/22 ....................................................................            505,078           511,188
  FNMA, 6.302%, 1/01/26 .....................................................................            722,016           747,174
  FNMA, 6.324%, 6/01/19 .....................................................................            255,103           257,492
  FNMA, 6.52%, 11/01/31 .....................................................................            389,844           387,210
  FNMA, 6.527%, 8/01/22 .....................................................................             72,280            74,082
  FNMA, 6.538%, 3/01/26 .....................................................................            859,405           882,490
  FNMA, 6.548%, 1/01/19 .....................................................................            411,884           414,252
  FNMA, 6.576%, 1/01/25 .....................................................................          2,217,508         2,243,981
  FNMA, 6.628%, 9/01/32 .....................................................................            909,795           925,705
  FNMA, 6.644%, 3/01/20 .....................................................................          2,378,779         2,412,802
  FNMA, 6.663%, 7/01/17 .....................................................................            886,168           889,986
  FNMA, 6.664%, 10/01/14 ....................................................................            111,096           110,929
  FNMA, 6.669%, 1/01/16 .....................................................................            734,288           733,019
  FNMA, 6.714%, 5/01/19 - 9/01/32 ...........................................................          2,693,503         2,726,226
  FNMA, 6.725%, 7/01/33 .....................................................................          1,003,018         1,009,680
  FNMA, 6.744%, 10/01/32 ....................................................................            948,251           956,914
  FNMA, 6.748%, 9/01/32 .....................................................................            612,961           620,801
  FNMA, 6.774%, 1/01/35 .....................................................................            841,030           848,159
  FNMA, 6.812%, 6/01/32 .....................................................................            376,813           379,891
  FNMA, 6.814%, 10/01/31 ....................................................................            224,388           226,971
  FNMA, 6.844%, 12/01/20 - 7/01/32 ..........................................................            409,912           415,957
  FNMA, 6.876%, 10/01/17 ....................................................................            257,336           265,170
  FNMA, 6.888%, 12/01/17 ....................................................................            201,501           206,624
  FNMA, 6.897%, 7/01/24 .....................................................................            465,374           472,994
  FNMA, 6.901%, 6/01/17 .....................................................................              6,669             6,714
  FNMA, 6.906%, 4/01/18 .....................................................................            160,965           163,717
  FNMA, 6.915%, 4/01/27 .....................................................................          3,007,313         3,078,458
  FNMA, 6.918%, 6/01/19 - 2/01/30 ...........................................................            774,019           777,963
  FNMA, 6.919%, 5/01/32 .....................................................................            589,601           602,067
  FNMA, 6.931%, 12/01/17 ....................................................................            118,091           118,157
  FNMA, 6.935%, 11/01/18 ....................................................................            103,284           104,750
  FNMA, 6.941%, 6/01/32 .....................................................................            893,360           904,776
  FNMA, 6.952%, 10/01/19 ....................................................................            384,288           387,200
  FNMA, 6.969%, 12/01/20 ....................................................................            378,007           379,940
  FNMA, 6.975%, 3/01/18 .....................................................................            141,031           141,080
  FNMA, 6.977%, 4/01/32 .....................................................................            695,553           708,816
  FNMA, 6.979%, 1/01/19 .....................................................................            339,003           340,223
  FNMA, 6.983%, 3/01/19 .....................................................................            326,717           326,842
  FNMA, 6.985%, 6/01/19 .....................................................................            139,337           140,340
  FNMA, 6.989%, 2/01/20 .....................................................................            499,840           506,930
  FNMA, 7.002%, 2/01/31 .....................................................................            178,429           181,505
  FNMA, 7.041%, 6/01/31 .....................................................................            502,271           506,243
  FNMA, 7.062%, 2/01/29 .....................................................................            285,909           289,883
  FNMA, 7.065%, 3/01/22 .....................................................................              1,492             1,501
  FNMA, 7.074%, 8/01/29 .....................................................................            157,026           158,638


                                                              Annual Report | 51

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                           PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 7.079%, 10/01/24 ....................................................................   $      6,523,464   $     6,662,630
  FNMA, 7.09%, 3/01/32 - 4/01/32 ............................................................            827,611           835,817
  FNMA, 7.095%, 11/01/27 ....................................................................            117,913           118,562
  FNMA, 7.099%, 11/01/20 ....................................................................            167,974           169,077
  FNMA, 7.10%, 6/01/19 ......................................................................            200,715           201,860
  FNMA, 7.101%, 3/01/20 .....................................................................            201,402           201,360
  FNMA, 7.102%, 12/01/19 ....................................................................            283,991           287,371
  FNMA, 7.104%, 7/01/31 .....................................................................             84,407            85,291
  FNMA, 7.128%, 10/01/32 ....................................................................            135,080           135,790
  FNMA, 7.131%, 12/01/18 ....................................................................            227,129           228,023
  FNMA, 7.132%, 9/01/22 .....................................................................          1,039,337         1,043,463
  FNMA, 7.135%, 8/01/29 .....................................................................            250,693           249,998
  FNMA, 7.142%, 11/01/31 ....................................................................            179,480           180,696
  FNMA, 7.145%, 3/01/32 .....................................................................            230,515           232,746
  FNMA, 7.155%, 6/01/31 - 11/01/31 ..........................................................            686,780           694,311
  FNMA, 7.158%, 1/01/31 .....................................................................            802,347           815,915
  FNMA, 7.168%, 9/01/31 - 3/01/32 ...........................................................          2,841,043         2,871,933
  FNMA, 7.173%, 5/01/27 .....................................................................          1,583,765         1,627,147
  FNMA, 7.177%, 6/01/27 .....................................................................            549,380           551,215
  FNMA, 7.178%, 11/01/36 ....................................................................            676,766           681,912
  FNMA, 7.18%, 8/01/31 ......................................................................            195,393           196,691
  FNMA, 7.185%, 6/01/32 .....................................................................             71,432            72,116
  FNMA, 7.187%, 1/01/29 .....................................................................            567,978           582,587
  FNMA, 7.195%, 2/01/32 .....................................................................            678,297           684,504
  FNMA, 7.195%, 4/01/19 .....................................................................            630,960           635,821
  FNMA, 7.20%, 3/01/19 - 12/01/27 ...........................................................          1,055,383         1,058,274
  FNMA, 7.203%, 1/01/31 .....................................................................            463,475           466,243
  FNMA, 7.211%, 3/01/21 .....................................................................            105,500           105,880
  FNMA, 7.215%, 5/01/31 .....................................................................            117,733           119,052
  FNMA, 7.228%, 11/01/30 ....................................................................          4,933,471         5,066,208
  FNMA, 7.229%, 11/01/26 ....................................................................             89,039            89,227
  FNMA, 7.233%, 12/01/32 ....................................................................            848,876           865,878
  FNMA, 7.249%, 9/01/39 .....................................................................            744,626           751,464
  FNMA, 7.25%, 2/01/19 - 2/01/32 ............................................................            664,949           668,914
  FNMA, 7.259%, 9/01/32 .....................................................................            933,441           946,486
  FNMA, 7.274%, 5/01/25 .....................................................................          1,066,378         1,069,092
  FNMA, 7.281%, 4/01/31 .....................................................................          1,444,766         1,455,831
  FNMA, 7.286%, 4/01/30 .....................................................................            691,231           699,139
  FNMA, 7.30%, 11/01/17 .....................................................................            709,968           715,401
  FNMA, 7.31%, 8/01/32 ......................................................................             59,346            60,155
  FNMA, 7.319%, 6/01/32 .....................................................................            121,087           121,872
  FNMA, 7.321%, 5/01/29 .....................................................................            146,851           148,032
  FNMA, 7.332%, 5/01/32 .....................................................................            691,395           699,092
  FNMA, 7.34%, 5/01/32 ......................................................................            699,915           702,165
  FNMA, 7.348%, 9/01/29 .....................................................................            199,959           201,607
  FNMA, 7.355%, 8/01/28 .....................................................................          1,440,971         1,453,521
  FNMA, 7.395%, 9/01/30 .....................................................................            286,473           286,070


52 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                           PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 7.443%, 6/01/19 .....................................................................   $        520,392   $       523,423
  FNMA, 7.453%, 1/01/29 .....................................................................            450,100           453,962
  FNMA, 7.549%, 7/01/26 .....................................................................            879,864           887,105
  FNMA, 7.598%, 9/01/25 .....................................................................            534,036           540,812
  FNMA, 7.638%, 6/01/28 .....................................................................          2,284,177         2,364,580
  FNMA, 7.713%, 3/01/25 .....................................................................            189,351           191,216
  FNMA, 7.728%, 5/01/19 .....................................................................            298,413           301,100
                                                                                                                   ----------------
                                                                                                                       208,098,350
                                                                                                                   ----------------
a GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 8.8%
  GNMA, 5.625%, 7/20/21 - 9/20/31 ...........................................................          8,555,258         8,638,451
  GNMA, 6.125%, 10/20/23 - 10/20/26 .........................................................          8,790,190         8,885,076
  GNMA, 6.375%, 4/20/22 - 6/20/31 ...........................................................         14,585,200        14,749,756
  GNMA, 6.625%, 7/20/25 .....................................................................             39,818            39,966
                                                                                                                   ----------------
                                                                                                                        32,313,249
                                                                                                                   ----------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $316,875,207) ......................................                          314,097,750
                                                                                                                   ----------------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $72,723) 0.0% b ...
  FINANCE 0.0% b
a Travelers Mortgage Services Inc., 1998-5A, A, FRN, 8.055%, 12/25/18 .......................             71,495            71,495
                                                                                                                   ----------------
  TOTAL LONG TERM INVESTMENTS (COST $316,947,930) ...........................................                          314,169,245
                                                                                                                   ----------------

                                                                                                ----------------
                                                                                                      SHARES
                                                                                                ----------------
  SHORT TERM INVESTMENTS 14.7%
  MONEY MARKET FUND (COST $18,552,543) 5.0%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ......................         18,552,543        18,552,543
                                                                                                                   ----------------

                                                                                                ----------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                ----------------
  REPURCHASE AGREEMENT (COST $35,878,692) 9.7%
d Joint Repurchase Agreement, 4.702%, 11/01/07 (Maturity Value $35,883,378) .................   $     35,878,692        35,878,692
  ABN AMRO Bank, NV, New York Branch (Maturity Value $3,029,275)
  Banc of America Securities LLC (Maturity Value $3,403,538)
  Barclays Capital Inc. (Maturity Value $3,403,538)
  BNP Paribas Securities Corp. (Maturity Value $3,029,275)
  Credit Suisse Securities (USA) LLC (Maturity Value $3,029,275)
  Deutsche Bank Securities Inc. (Maturity Value $3,029,275)
  Goldman, Sachs & Co. (Maturity Value $3,403,538)
  Greenwich Capital Markets Inc. (Maturity Value $3,403,538)
  Lehman Brothers Inc. (Maturity Value $690,038)
  Merrill Lynch Government Securities Inc. (Maturity Value $3,029,275)
  Morgan Stanley & Co. Inc. (Maturity Value $3,029,275)
  UBS Securities LLC (Maturity Value $3,403,538)
    Collateralized by U.S. Government Agency Securities, 2.95% - 7.25%, 11/02/07 - 10/24/12;
     e U.S. Government Agency Discount Notes, 11/16/07 - 3/31/08;
     e U.S. Treasury Bill, 4/17/08 and U.S. Treasury Notes, 2.00% - 4.875%, 9/15/08 - 8/31/12
                                                                                                                   ----------------
TOTAL SHORT TERM INVESTMENTS (COST $54,431,235) .............................................                           54,431,235
                                                                                                                   ----------------


                                                              Annual Report | 53

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                                                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $371,379,165) 99.6% ..................................................................   $   368,600,480
  OTHER ASSETS, LESS LIABILITIES 0.4% ..........................................................................         1,507,774
                                                                                                                   ----------------
  NET ASSETS 100.0% ............................................................................................   $   370,108,254
                                                                                                                   ================

See Selected Portfolio Abbreviations on page 101.

a The coupon rate shown represents the rate at period end.

b Rounds to less than 0.1% of net assets.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(c) regarding joint repurchase agreement.

e The security is traded on a discount basis with no stated coupon rate.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS A                                                          2007            2006            2005          2004          2003
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     10.06     $     10.11     $     10.13     $   10.03     $    9.69
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income ..............................         0.645           0.599           0.416         0.281         0.388
   Net realized and unrealized gains (losses) .........        (0.249)         (0.048)         (0.018)        0.102         0.341
                                                          ------------------------------------------------------------------------
Total from investment operations ......................         0.396           0.551           0.398         0.383         0.729
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.646)         (0.601)         (0.418)       (0.283)       (0.389)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................            -- c            -- c            -- c          -- c          --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $      9.81     $     10.06     $     10.11     $   10.13     $   10.03
                                                          ========================================================================

Total return b ........................................          4.02%           5.59%           4.00%         3.87%         7.65%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................          0.89% d         0.87% d         0.89% d       0.94% d       1.05%
Net investment income .................................          6.44%           5.94%           4.26%         2.71%         3.83%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $ 1,375,871     $ 1,742,514     $ 1,890,591     $ 615,002     $ 127,660
Portfolio turnover rate ...............................         69.25%          74.56%          77.13%        50.52%        85.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Amount rounds to less than $0.001 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS B                                                          2007            2006            2005          2004          2003
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     10.06     $     10.10     $     10.12     $   10.02     $    9.68
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income ..............................         0.567           0.524           0.339         0.207         0.328
   Net realized and unrealized gains (losses) .........        (0.254)         (0.037)         (0.015)        0.105         0.333
                                                          ------------------------------------------------------------------------
Total from investment operations ......................         0.313           0.487           0.324         0.312         0.661
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.573)         (0.527)         (0.344)       (0.212)       (0.321)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................            -- c            -- c            -- c          -- c          --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $      9.80     $     10.06     $     10.10     $   10.12     $   10.02
                                                          ========================================================================

Total return b ........................................          3.17%           4.93%           3.25%         3.14%         6.92%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................          1.61% d         1.60% d         1.62% d       1.68% d       1.74%
Net investment income .................................          5.72%           5.21%           3.53%         1.97%         3.14%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $    39,548     $    60,972     $    65,687     $  69,331     $  28,637
Portfolio turnover rate ...............................         69.25%          74.56%          77.13%        50.52%        85.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Amount rounds to less than $0.001 per share.

d Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS C                                                          2007            2006            2005          2004          2003
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     10.07     $     10.11     $     10.13     $   10.03     $    9.69
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income ..............................         0.605           0.561           0.373         0.239         0.351
   Net realized and unrealized gains (losses) .........        (0.259)         (0.039)         (0.015)        0.102         0.337
                                                          ------------------------------------------------------------------------
Total from investment operations ......................         0.346           0.522           0.358         0.341         0.688
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.606)         (0.562)         (0.378)       (0.241)       (0.348)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................            -- c            -- c            -- c          -- c          --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $      9.81     $     10.07     $     10.11     $   10.13     $   10.03
                                                          ========================================================================

Total return b ........................................          3.50%           5.29%           3.59%         3.44%         7.21%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................          1.29% d         1.26% d         1.29% d       1.34% d       1.46%
Net investment income .................................          6.04%           5.55%           3.86%         2.31%         3.42%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $   382,911     $   380,599     $   331,218     $ 270,104     $  95,802
Portfolio turnover rate ...............................         69.25%          74.56%          77.13%        50.52%        85.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Amount rounds to less than $0.001 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                    2007            2006            2005          2004          2003
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     10.08     $     10.12     $     10.13     $   10.04     $    9.70
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income ..............................         0.671           0.630           0.438         0.307         0.411
   Net realized and unrealized gains (losses) .........        (0.269)         (0.043)         (0.004)        0.092         0.343
                                                          ------------------------------------------------------------------------
Total from investment operations ......................         0.402           0.587           0.434         0.399         0.754
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.672)         (0.627)         (0.444)       (0.309)       (0.414)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................            -- b            -- b            -- b          -- b          --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $      9.81     $     10.08     $     10.12     $   10.13     $   10.04
                                                          ========================================================================

Total return ..........................................          4.08%           5.96%           4.37%         4.03%         7.92%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................          0.64% c         0.62% c         0.64% c       0.69% c       0.80%
Net investment income .................................          6.69%           6.19%           4.51%         2.96%         4.08%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $    85,416     $    94,185     $    38,822     $  37,810     $   7,602
Portfolio turnover rate ...............................         69.25%          74.56%          77.13%        50.52%        85.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Amount rounds to less than $0.001 per share.

c Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 89.5%
  b,c SENIOR FLOATING RATE INTERESTS 89.5%
      ADVERTISING/MARKETING SERVICES 2.2%
      Dex Media West LLC,
         Term Loan B1, 6.26% - 7.08%, 3/09/10 ............................   United States   $     1,406,041    $        1,395,819
         Term Loan B2, 6.67% - 7.22%, 3/09/10 ............................   United States         6,259,511             6,214,004
      Idearc Inc., Term Loan B, 7.36%, 11/17/14 ..........................   United States        23,795,025            23,605,379
      R.H. Donnelley Inc.,
         Term Loan D-1, 6.26% - 7.09%, 6/30/11 ...........................   United States         1,655,161             1,648,375
         Term Loan D-2, 6.46% - 7.22%, 6/30/11 ...........................   United States         9,529,078             9,484,005
                                                                                                                -------------------
                                                                                                                        42,347,582
                                                                                                                -------------------
      AEROSPACE & DEFENSE 2.7%
      BE Aerospace Inc., Term Loan B, 6.76% - 7.26%, 8/24/12 .............   United States         5,183,333             5,071,218
      CACI International Inc., Term Loan B, 6.60% - 7.23%, 5/03/11 .......   United States         5,705,647             5,572,021
      Dyncorp International LLC, Term Loan B, 7.25%, 2/11/11 .............   United States         7,000,687             6,858,433
      Hawker Beechcraft Inc.,
         Synthetic L/C, 5.198%, 3/26/14 ..................................   United States           390,071               381,267
         Term Loan B, 6.819% - 7.198%, 3/26/14 ...........................   United States         4,586,879             4,483,353
      ILC Industries Inc., Term Loan B, 7.448%, 2/24/12 ..................   United States         2,744,420             2,658,574
      SI International Inc., Term Loan B, 7.20% - 7.50%, 2/09/11 .........   United States         1,373,017             1,347,520
      Spirit Aerosystems Inc. (Onex Wind Finance LP), Term Loan B, 6.901%,
        12/31/11 .........................................................   United States         6,082,125             5,992,414
      TransDigm Inc., Term Loan B, 7.20%, 6/23/13 ........................   United States         9,100,000             8,827,182
      Vought Aircraft Industries Inc.,
         L/C Term Loan, 7.934%, 12/22/10 .................................   United States         1,000,000               984,680
         Term Loan B, 7.34%, 12/22/11 ....................................   United States         8,470,440             8,335,083
                                                                                                                -------------------
                                                                                                                        50,511,745
                                                                                                                -------------------
      APPAREL/FOOTWEAR 0.6%
      Hanesbrands Inc., Term Loan B, 6.606% - 6.815%, 9/05/13 ............   United States         2,443,370             2,413,903
      Warnaco Inc., Term Loan, 6.47% - 8.25%, 1/31/13 ....................   United States         2,811,005             2,752,423
      The William Carter Co., Term Loan B, 6.253% - 6.46%, 7/14/12 .......   United States         7,053,537             6,971,152
                                                                                                                -------------------
                                                                                                                        12,137,478
                                                                                                                -------------------
      APPAREL/FOOTWEAR RETAIL 0.2%
      Easton Bell Sports Inc., Term Loan B, 6.85% - 6.90%, 3/16/12 .......   United States         4,472,815             4,296,049
                                                                                                                -------------------
      AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 1.9%
      Cooper Standard Automotive Inc.,
         Term Loan B, 7.75%, 12/23/11 ....................................      Canada             3,095,347             3,034,555
         Term Loan C, 7.75%, 12/23/11 ....................................   United States         7,702,788             7,551,505
         Term Loan D, 7.75%, 12/23/11 ....................................   United States         1,670,250             1,640,503
      Dayco Products LLC (Mark IV), Term Loan B, 7.65% - 7.89%, 6/23/11 ..   United States         8,872,695             8,745,726
      Key Safety Systems Inc., Term Loan B, 7.27% - 7.45%, 3/10/14 .......   United States         5,074,500             4,916,632
      Tenneco Inc., Synthetic L/C, 6.624%, 3/16/14 .......................   United States         6,463,122             6,234,521
      TRW Automotive Inc., Tranche B-1 Term Loan, 6.688% - 6.875%,
        2/09/14 ..........................................................   United States         2,853,071             2,818,805
                                                                                                                -------------------
                                                                                                                        34,942,247
                                                                                                                -------------------


                                                              Annual Report | 59

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
      AUTOMOTIVE AFTERMARKET 0.7%
      Affinia Group Inc., Term Loan B, 7.96%, 11/30/11 ....................  United States   $     9,339,369    $        9,135,117
      United Components Inc., Term Loan D, 7.38%, 6/29/12 .................  United States         3,999,369             3,859,871
                                                                                                                -------------------
                                                                                                                        12,994,988
                                                                                                                -------------------
      BEVERAGES: ALCOHOLIC 0.2%
      Constellation Brands Inc., Term Loan B, 6.688%, 6/05/13 .............  United States         3,760,000             3,722,475
                                                                                                                -------------------
      BROADCASTING 4.2%
      Citadel Broadcasting Corp., Term Loan B, 6.385% - 6.825%,
        6/12/14 ...........................................................  United States        16,382,075            15,708,444
      Entravision Communications Corp., Term Loan B, 6.73%, 3/29/13 .......  United States        18,032,000            17,683,622
      Gray Television Inc., Term Loan B, 6.73%, 12/31/14 ..................  United States         7,800,000             7,515,144
      LBI Media Inc., Term Loan B, 6.319%, 3/31/12 ........................  United States           985,000               957,016
      Mission Broadcasting Inc., Term Loan B, 6.948%, 10/01/12 ............  United States         6,912,865             6,672,159
      Nexstar Broadcasting Inc., Term Loan B, 6.948%, 10/01/12 ............  United States         6,546,811             6,318,851
      NextMedia Inc.,
         Delay Draw, 7.122%, 11/15/12 .....................................  United States           931,544               900,561
         Initial Term Loan, 7.045%, 11/15/12 ..............................  United States         2,095,974             2,026,513
      Spanish Broadcasting System Inc., Term Loan B, 6.95%, 6/11/12 .......  United States         4,582,500             4,353,421
      Univision Communications Inc.,
       d Delayed Draw Term Loan, 7.003%, 9/29/14 ..........................  United States           520,805               493,156
         Term Loan B, 7.21%, 9/29/14 ......................................  United States        18,228,188            17,330,267
                                                                                                                -------------------
                                                                                                                        79,959,154
                                                                                                                -------------------
      BUILDING PRODUCTS 1.7%
      Goodman Global Holdings Inc., Term Loan C, 7.188%, 12/15/11 .........  United States         2,199,547             2,171,767
      Headwaters Inc., Term Loan B, 6.90%, 4/30/11 ........................  United States         3,383,362             3,321,413
      Mueller Water Products Inc., Term Loan B, 6.503% - 7.315%,
        5/26/14 ...........................................................  United States         5,543,133             5,414,698
      NCI Building Systems Inc., Term Loan B, 6.50% - 7.01%, 6/18/10 ......  United States         4,609,764             4,496,087
      Nortek Inc., Term Loan, 7.05% - 8.75%, 8/27/11 ......................  United States        17,730,940            17,333,235
                                                                                                                -------------------
                                                                                                                        32,737,200
                                                                                                                -------------------
      CABLE/SATELLITE TELEVISION 7.3%
      Charter Communications Operating LLC, Term Loan, 6.99%,
        3/06/14 ...........................................................  United States        19,591,120            18,919,341
      CSC Holdings Inc. (Cablevision), Incremental Term Loan, 6.875%,
        3/29/13 ...........................................................  United States        21,350,130            20,851,391
      DIRECTV Holdings LLC, Term Loan B, 6.253%, 4/13/13 ..................  United States         4,395,727             4,368,825
      Discovery Communications Inc., Term Loan B, 7.198%, 5/14/14 .........  United States         8,179,500             8,033,741
    e Insight Midwest Holdings, Term Loan B, 7.00%, 4/02/14 ...............  United States        20,500,000            20,111,525
      Intelsat Corp. (Panamsat), Term Loan B2, 7.124%, 1/03/14 ............  United States        11,204,335            11,004,786
      Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 7.124%, 6/30/13 ..  United States         7,265,102             7,149,877
      MCC Iowa,
         Term Loan D-1, 6.61%, 1/31/15 ....................................  United States         9,234,383             8,971,757
         Term Loan D-2 (Delayed Draw), 6.61%, 1/31/15 .....................  United States         2,502,341             2,431,174
      Mediacom LLC, Term Loan C, 6.61%, 1/31/15 ...........................  United States         6,575,312             6,388,311


60 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CABLE/SATELLITE TELEVISION (CONTINUED)
      UPC Financing Partnership, Term Loan N, 7.13%, 12/31/14 ............    Netherlands    $    20,500,000    $       19,677,540
      Virgin Media Dover LLC (NTL Dover LLC), Tranche B4, 7.224%,
        9/03/12 ..........................................................   United States         8,954,098             8,705,085
                                                                                                                -------------------
                                                                                                                       136,613,353
                                                                                                                -------------------
      CASINOS/GAMING 2.9%
      Ameristar Casinos Inc., Term Loan B, 7.428%, 11/10/12 ..............   United States         5,379,824             5,369,764
      CCM Merger Inc. (MotorCity Casino), Term Loan B, 7.198% - 7.72%,
        7/13/12 ..........................................................   United States         5,162,336             5,050,881
      Greektown Holdings LLC,
         Term Loan B, 8.00%, 12/03/12 ....................................   United States         5,573,529             5,438,594
         Term Loan B Add-On, 8.00%, 12/03/12 .............................   United States           998,000               973,838
      Green Valley Ranch Gaming LLC, Term Loan B, 7.198% - 7.541%,
        2/16/14 ..........................................................   United States         5,668,616             5,528,601
      Herbst Gaming Inc.,
         Delayed Draw Term Loan, 8.168% - 8.198%, 12/02/11 ...............   United States           895,500               885,721
         Term Loan B, 8.143% - 8.198%, 12/02/11 ..........................   United States         1,786,500             1,766,991
      Isle of Capri Black Hawk LLC, Term Loan, 7.125% - 7.703%,
        10/24/11 .........................................................   United States         6,452,384             6,326,563
      Las Vegas Sands LLC, Term Loan B, 6.95%, 5/23/14 ...................   United States         9,017,400             8,763,200
      Penn National Gaming Inc.,
         Term Loan A, 6.79% - 6.86%, 10/03/11 ............................   United States         2,534,884             2,518,737
         Term Loan B, 6.76% - 7.11%, 10/03/12 ............................   United States         1,066,181             1,057,865
      VML U.S. Finance LLC (Venetian Macau),
         Delay Draw, 7.45%, 5/25/12 ......................................       Macau             4,966,667             4,886,207
         New Project Term Loans, 7.45%, 5/25/13 ..........................       Macau               900,000               881,973
         Term Loan B, 7.45%, 5/24/13 .....................................       Macau             5,433,333             5,326,731
                                                                                                                -------------------
                                                                                                                        54,775,666
                                                                                                                -------------------
      CHEMICALS: MAJOR DIVERSIFIED 2.3%
      Celanese U.S. Holdings LLC, Dollar Term Loan, 6.979%, 4/02/14 ......   United States        11,534,519            11,402,564
      Huntsman International, Term Loan B, 6.643%, 4/21/14 ...............   United States         5,949,416             5,902,475
      Ineos U.S. Finance LLC,
         Term Loan B2, 7.357% - 7.451%, 12/16/13 .........................   United States         3,564,000             3,491,900
         Term Loan C2, 7.857% - 7.951%, 12/23/14 .........................   United States         3,564,000             3,484,559
      Invista Canada Co., Term Loan B2, 6.698%, 4/29/11 ..................       Canada            3,958,139             3,920,062
      Invista SARL, Term Loan B1, 6.698%, 4/29/11 ........................     Luxembourg          7,467,097             7,395,263
      Lyondell Chemical Co., Term Loan, 6.25% - 6.856%, 8/16/13 ..........   United States         7,010,718             6,971,949
                                                                                                                -------------------
                                                                                                                        42,568,772
                                                                                                                -------------------
      CHEMICALS: SPECIALTY 3.2%
      Borden Chemicals and Plastics LP,
         Term Loan C-1, 7.50%, 5/03/13 ...................................   United States        18,807,396            18,467,922
         Term Loan C-2, 7.50%, 5/03/13 ...................................    Netherlands          4,085,502             4,011,759
      Brenntag Holding GmbH & Co. KG,
         Acquisition Facility, 7.387%, 1/20/14 ...........................      Germany              824,727               809,635
         Term Loan B2, 7.387%, 1/20/14 ...................................   United States         3,375,273             3,304,088
      Cognis GmbH, Term Loan C, 7.694%, 9/15/13 ..........................      Germany            4,500,000             4,269,015


                                                              Annual Report | 61

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CHEMICALS: SPECIALTY (CONTINUED)
      Hexion Specialty Chemicals BV, Term Loan C-5, 7.44%, 5/03/13 .......    Netherlands    $     1,197,000    $        1,175,394
      ISP Chemco LLC, Term Loan B, 6.813% - 7.313%, 6/04/14 ..............   United States         4,488,750             4,343,045
      Nalco Co., Term Loan B, 6.872% - 7.12%, 11/04/10 ...................   United States         6,441,281             6,421,763
      Oxbow Carbon LLC,
         Delayed Draw Term Loan, 7.198%, 5/08/14 .........................   United States           530,215               500,231
         Term Loan B, 6.753% - 7.198%, 5/08/14 ...........................   United States         6,038,114             5,696,659
      Polypore Inc., Incremental Term Loan, 7.07%, 7/03/14 ...............   United States         1,895,250             1,821,904
      Rockwood Specialties Group Inc., Term Loan E, 6.46%, 7/30/12 .......   United States         4,344,608             4,284,609
      Vertellus Specialties Inc., First Lien Term Loan, 8.45% - 8.49%,
        7/10/13 ..........................................................   United States         4,443,750             4,316,837
                                                                                                                -------------------
                                                                                                                        59,422,861
                                                                                                                -------------------
      COAL 0.1%
      Alpha Natural Resources LLC, Term Loan B, 6.948%, 10/26/12 .........   United States         2,807,357             2,776,391
                                                                                                                -------------------
      COMMERCIAL PRINTING/FORMS 0.2%
      Cenveo Corp.,
         Delayed Draw Term Loan, 6.988%, 6/21/13 .........................   United States            52,487                50,981
         Term Loan C, 6.988%, 6/21/13 ....................................   United States         3,471,096             3,371,475
                                                                                                                -------------------
                                                                                                                         3,422,456
                                                                                                                -------------------
      CONSUMER SUNDRIES 0.3%
      Central Garden & Pet Co., Term Loan B, 6.32% - 6.60%, 9/30/12 ......   United States         5,780,393             5,416,402
      Chattem Inc., Term Loan B, 6.884% - 6.974%, 1/02/13 ................   United States         1,067,000             1,064,855
                                                                                                                -------------------
                                                                                                                         6,481,257
                                                                                                                -------------------
      CONTAINERS/PACKAGING 1.3%
      Altivity Packaging LLC (Bluegrass Container Co.),
         Delayed Draw First Lien Term Loan, 7.003% - 7.448%, 6/30/13 .....   United States         1,380,396             1,372,349
         First Lien Term Loan, 7.003% - 7.448%, 6/30/13 ..................   United States         4,613,430             4,586,533
      Graham Packaging Co. LP, New Term Loan, 7.50% - 8.00%,
        10/07/11 .........................................................   United States        15,883,020            15,586,960
      Smurfit-Stone Container Canada Inc.,
         Term Loan C, 7.188% - 7.625%, 11/01/11 ..........................       Canada            1,296,394             1,271,011
         Term Loan C-1, 7.188%, 11/01/11 .................................       Canada              408,186               398,169
      Smurfit-Stone Container Enterprises,
         L/C Term Loan, 5.023%, 11/01/10 .................................   United States           608,628               595,414
         Term Loan B, 7.188% - 7.625%, 11/01/11 ..........................   United States           901,527               883,875
                                                                                                                -------------------
                                                                                                                        24,694,311
                                                                                                                -------------------
      DATA PROCESSING SERVICES 0.4%
      InfoUSA Inc.,
         2007 Term Loan, 7.20%, 2/10/12 ..................................   United States         2,977,500             2,886,656
         Term Loan B, 7.20%, 2/10/12 .....................................   United States         4,620,404             4,479,436
                                                                                                                -------------------
                                                                                                                         7,366,092
                                                                                                                -------------------
      DEPARTMENT STORES 0.1%
      Neiman Marcus Group Inc., Term Loan, 7.448%, 4/06/13 ...............   United States         1,949,839             1,920,104
                                                                                                                -------------------


62 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
      DRUG STORE CHAINS 0.3%
      Rite Aid Corp., Tranche 2 Term Loan, 6.63% - 6.88%, 6/04/14 ........   United States   $     6,800,000    $        6,627,960
                                                                                                                -------------------
      ELECTRIC UTILITIES 3.3%
      Ashmore Energy International,
         Synthetic Revolver, 5.26%, 3/30/12 ..............................  Cayman Islands           360,810               351,566
         Term Loan, 8.198%, 3/30/14 ......................................  Cayman Islands         1,650,478             1,607,879
      Dynegy Holdings Inc.,
         Term L/C Facility, 6.319%, 4/02/13 ..............................   United States         9,211,240             8,873,463
         Term Loan B, 6.626%, 4/02/13 ....................................   United States           888,760               856,170
      NRG Energy Inc.,
         Credit Link, 6.848%, 2/01/13 ....................................   United States         7,652,893             7,520,804
         Term Loan, 6.948%, 2/01/13 ......................................   United States        18,387,864            18,070,490
      Reliant Energy Inc., Pref Funded L/C, 4.998%, 6/30/14 ..............   United States         2,800,000             2,712,444
    e Texas Competitive Electric Holdings Co. LLC,
         Term Loan B-2, 10.00%, 10/10/14 .................................   United States        16,000,000            15,978,880
         Term Loan B-3, 10.00%, 10/10/14 .................................   United States         4,000,000             4,000,000
      TPF Generation Holdings LLC,
         Synthetic L/C, 5.26%, 12/15/13 ..................................   United States           316,140               308,486
         Synthetic Revolver, 5.098%, 12/15/11 ............................   United States            99,103                95,052
         Term Loan, 7.198%, 12/15/13 .....................................   United States         1,616,885             1,577,740
                                                                                                                -------------------
                                                                                                                        61,952,974
                                                                                                                -------------------
      ELECTRICAL PRODUCTS 0.4%
      Edwards (Cayman Islands II) Ltd., Term Loan B, 7.541%, 5/31/14 .....  Cayman Islands         2,693,250             2,496,616
      EnerSys Capital Inc., Term Loan D, 6.875% - 7.245%, 3/17/11 ........   United States         4,801,022             4,694,151
                                                                                                                -------------------
                                                                                                                         7,190,767
                                                                                                                -------------------
      ELECTRONIC COMPONENTS 2.0%
    e Flextronics International USA Inc.,
         Term Loan A, 8.75%, 10/01/14 ....................................   United States         5,748,214             5,690,847
         Term Loan A-1, 8.75%, 10/01/14 ..................................   United States         1,651,786             1,635,301
      Freescale Semiconductor Inc., Term Loan B, 7.33%, 12/02/13 .........   United States        14,381,225            13,783,110
      H3C Holdings Ltd., Term Loan B, 8.141%, 9/28/12 ....................  Cayman Islands         7,425,000             7,208,784
      Marvell Technology Group Ltd., Term Loan, 7.698%, 11/09/09 .........      Bermuda           10,487,375            10,333,420
                                                                                                                -------------------
                                                                                                                        38,651,462
                                                                                                                -------------------
      ELECTRONICS/APPLIANCES 0.8%
      DEI Sales Inc., Term Loan B, 7.698% - 7.744%, 9/22/13 ..............   United States         4,904,805             4,182,376
      Jarden Corp.,
         Term Loan B1, 6.948%, 1/24/12 ...................................   United States           611,516               598,558
         Term Loan B2, 6.948%, 1/24/12 ...................................   United States         9,766,516             9,551,946
                                                                                                                -------------------
                                                                                                                        14,332,880
                                                                                                                -------------------
      ENVIRONMENTAL SERVICES 1.5%
      Allied Waste North America Inc.,
         Credit Link, 5.121%, 3/28/14 ....................................   United States         4,452,731             4,398,541
         Term Loan B, 6.279% - 6.89%, 1/15/12 ............................   United States         8,278,170             8,177,425
      Casella Waste Systems Inc., Term Loan B, 6.998% - 7.36%, 4/28/10 ...   United States         4,078,914             4,024,583


                                                              Annual Report | 63

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    ENVIRONMENTAL SERVICES (CONTINUED)
    EnviroSolutions Inc., Term Loan B, 8.778% - 9.263%, 7/07/12 ..........   United States   $     5,661,764    $        5,525,372
    IESI Corp., Term Loan B, 6.819% - 7.26%, 1/21/12 .....................   United States         3,800,000             3,712,904
    Safety-Kleen Systems Inc.,
       Synthetic L/C, 5.188%, 8/02/13 ....................................   United States           528,814               519,168
       Term Loan B, 7.688%, 8/02/13 ......................................   United States         2,006,847             1,970,242
                                                                                                                -------------------
                                                                                                                        28,328,235
                                                                                                                -------------------
    FINANCE/RENTAL/LEASING 1.4%
    Ashtead Group PLC, Term Loan, 7.125%, 8/31/11 ........................  United Kingdom         3,762,000             3,690,447
    Avis Budget Car Rental LLC, Term Loan, 6.21%, 4/19/12 ................   United States         3,023,834             2,947,209
    Bakercorp., Term Loan C, 7.003% - 7.61%, 5/08/14 .....................   United States         4,179,000             4,071,683
    Hertz Corp.,
       Credit Link, 5.238%, 12/21/12 .....................................   United States         1,078,931             1,062,240
       Term Loan B, 6.86% - 7.00%, 12/21/12 ..............................   United States         5,996,605             5,903,838
    RSC Holdings III, ABL Term Loan, 6.95% - 7.00%, 11/27/12 .............   United States         8,415,000             8,320,331
                                                                                                                -------------------
                                                                                                                        25,995,748
                                                                                                                -------------------
    FOOD DISTRIBUTORS 0.3%
    OSI Group LLC,
       German Term Loan, 7.198%, 9/02/11 .................................      Germany            1,187,173             1,164,284
       Netherlands Term Loan, 7.198%, 9/02/11 ............................    Netherlands          1,483,966             1,455,356
       U.S. Term Loan, 7.198%, 9/02/11 ...................................   United States         2,671,140             2,619,640
                                                                                                                -------------------
                                                                                                                         5,239,280
                                                                                                                -------------------
    FOOD: MAJOR DIVERSIFIED 0.5%
    Del Monte Foods Co., Term Loan B, 6.356% - 6.565%, 2/08/12 ...........   United States         2,478,189             2,455,637
    Pinnacle Foods Finance LLC, Term Loan B, 7.948%, 4/02/14 .............   United States         6,476,798             6,327,184
                                                                                                                -------------------
                                                                                                                         8,782,821
                                                                                                                -------------------
    FOOD: MEAT/FISH/DAIRY 1.0%
    Bumble Bee Foods LLC, Term Loan B, 7.474% - 7.606%, 5/02/12 ..........   United States         2,000,000             1,960,400
    Dean Foods Co., Term Loan B, 6.70%, 4/02/14 ..........................   United States        15,621,500            15,128,642
    Michael Foods Inc., Term Loan B1, 7.361%, 11/21/10 ...................   United States         1,320,313             1,306,885
                                                                                                                -------------------
                                                                                                                        18,395,927
                                                                                                                -------------------
    FOOD: SPECIALTY/CANDY 0.4%
    CBRL Group (Cracker Barrel),
       Term Loan B1, 6.86%, 4/27/13 ......................................   United States         3,701,756             3,596,848
       Term Loan B2 (Delayed Draw), 6.86% - 8.00%, 4/27/13 ...............   United States           816,840               793,690
    Herbalife International Inc., Term Loan B, 6.26%, 7/21/13 ............   United States         3,049,349             3,009,281
                                                                                                                -------------------
                                                                                                                         7,399,819
                                                                                                                -------------------
    GAS DISTRIBUTORS 0.7%
    Knight Inc. (Kinder Morgan), Term Loan B, 6.26%, 5/30/14 .............   United States         6,960,796             6,816,429
    Niska Gas Storage Canada ULC (C/R Gas),
       Asset Sale Term Loan, 7.28%, 5/13/11 ..............................       Canada              919,168               905,234
       Canadian Term Loan, 7.323%, 5/12/13 ...............................       Canada            5,026,607             4,957,340


64 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    GAS DISTRIBUTORS (CONTINUED)
    Niska Gas Storage U.S. LLC (C/R Gas),
       Delay Draw, 7.325%, 5/12/13 .......................................   United States   $       552,939    $          539,143
       U.S. Term Loan, 7.323%, 5/12/13 ...................................   United States           816,279               794,460
                                                                                                                -------------------
                                                                                                                        14,012,606
                                                                                                                -------------------
    HOME FURNISHINGS 0.5%
    National Bedding Co. LLC, Term Loan, 6.72% - 7.65%, 2/28/13 ..........   United States         4,552,101             4,349,942
    Simmons Bedding Company, Term Loan D, 6.875% - 8.50%,
      12/19/11 ...........................................................   United States         5,107,391             4,974,394
                                                                                                                -------------------
                                                                                                                         9,324,336
                                                                                                                -------------------
    HOMEBUILDING 0.8%
    CONTECH Construction Products Inc., Term Loan B, 6.82% -
      7.13%, 1/31/13 .....................................................   United States         5,510,865             5,334,572
    Stile Acquisition Corp. (Masonite), Canadian Term Loan,
      7.084% - 7.231%, 4/05/13 ...........................................      Canada             5,477,213             5,112,540
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
      7.084% - 7.231%, 4/05/13 ...........................................   United States         5,486,544             5,121,250
                                                                                                                -------------------
                                                                                                                        15,568,362
                                                                                                                -------------------
    HOSPITAL/NURSING MANAGEMENT 5.5%
    Community Health Systems Inc., Term Loan, 7.755% - 7.76%,
      7/25/14 ............................................................   United States        22,850,127            22,493,894
    HCA Inc., Term Loan B-1, 7.448%, 11/18/13 ............................   United States        24,394,326            23,942,299
    Health Management Associates Inc., Term Loan B, 6.503% -
      6.948%, 2/28/14 ....................................................   United States        19,816,185            19,039,391
    Iasis Healthcare LLC,
       d Delayed Draw Term Loan, 7.698% - 7.72%, 3/14/14 .................   United States         2,170,588             2,079,011
         Initial Term Loan, 7.065% - 7.198%, 3/14/14 .....................   United States         8,541,656             8,181,283
         Synthetic L/C, 7.32%, 3/14/14 ...................................   United States           782,194               749,193
    LifePoint Hospitals Inc., Term Loan B, 7.165%, 4/15/12 ...............   United States         6,306,042             6,177,273
    Psychiatric Solutions Inc., Second Additional Term Loan,
      6.568% - 7.178%, 7/01/12 ...........................................   United States         3,897,453             3,779,243
    Surgical Care Affiliates LLC, Term Loan B, 7.448%,
      12/29/14 ...........................................................   United States         2,394,000             2,305,925
    United Surgical Partners International Inc.,
       d Delayed Draw Term Loan, 7.367% - 7.43%, 4/19/14 .................   United States           481,371               464,913
         Term Loan B, 7.381%, 4/19/14 ....................................   United States         3,922,226             3,788,125
    Vanguard Health Holding Co. II LLC, Replacement Term Loan,
      7.448%, 9/23/11 ....................................................   United States        11,192,363            10,889,946
                                                                                                                -------------------
                                                                                                                       103,890,496
                                                                                                                -------------------
    HOUSEHOLD/PERSONAL CARE 0.5%
    Acco Brands Corp., Term Loan B, 6.949% - 7.338%, 8/17/12 .............   United States         3,493,640             3,400,849
    American Safety Razor Co., Term Loan B, 7.35% - 7.65%,
      7/31/13 ............................................................   United States           735,688               722,644
    Prestige Brands Inc., Term Loan B, 7.086% - 7.755%,
      4/06/11 ............................................................   United States         2,689,268             2,647,181
    Spectrum Brands Inc.,
       Dollar Term B Loan, 9.244% - 9.754%, 4/01/13 ......................   United States         2,483,942             2,446,584
       L/C Commitment, 4.974%, 4/01/13 ...................................   United States           121,844               120,012
                                                                                                                -------------------
                                                                                                                         9,337,270
                                                                                                                -------------------


                                                              Annual Report | 65

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    INDUSTRIAL CONGLOMERATES 1.2%
    FCI USA,
       Term Loan B1, 7.755%, 11/01/13 ....................................   United States   $     2,650,000    $        2,573,600
       Term Loan C1, 7.755%, 11/03/14 ....................................   United States         2,650,000             2,561,967
    GPS CCMP Merger Corp. (Generac), Term Loan B, 7.73%,
      11/09/13 ...........................................................   United States        11,331,333            10,014,859
    PlayPower Inc., Term Loan B, 7.95%, 6/30/12 ..........................   United States         1,259,055             1,244,274
    TriMas Co. LLC,
       Term Loan B, 7.098% - 7.234%, 8/02/13 .............................   United States         4,734,348             4,618,782
       Tranche B-1 L/C, 7.70%, 8/02/13 ...................................   United States         1,103,578             1,084,596
                                                                                                                -------------------
                                                                                                                        22,098,078
                                                                                                                -------------------
    INDUSTRIAL MACHINERY 2.0%
    Bucyrus International Inc., Tranche B Dollar Term Loan,
      6.628% - 7.114%, 5/04/14 ...........................................   United States         5,187,000             5,092,908
    CI Acquisition Inc. (Chart Industries), Term Loan B, 7.188%,
      10/17/12 ...........................................................   United States         1,735,586             1,710,923
    Colfax Corp., Term Loan B, 7.50%, 11/30/11 ...........................   United States         7,375,485             7,276,580
    Dresser Inc., Term Loan B, 7.319% - 8.01%, 5/04/14 ...................   United States         6,953,399             6,849,585
    RBS Global Inc. (Rexnord Corp.),
       Incremental Tranche B-2, 7.642%, 7/22/13 ..........................   United States         1,871,158             1,832,725
       Term Loan, 7.498% - 7.68%, 7/22/13 ................................   United States         5,606,557             5,492,127
    Sensus Metering Systems Inc.,
       Term Loan B1, 7.122% - 7.495%, 12/17/10 ...........................   United States         8,199,279             8,041,033
       Term Loan B2, 7.198% - 7.383%, 12/17/10 ...........................    Luxembourg             532,715               522,433
                                                                                                                -------------------
                                                                                                                        36,818,314
                                                                                                                -------------------
    INDUSTRIAL SPECIALTIES 0.3%
    Veyance Technologies Inc. (Goodyear Engineered Products),
       Term Loan B, 7.46%, 7/31/14 .......................................   United States         5,075,000             4,919,197
                                                                                                                -------------------
    INVESTMENT BANKS/BROKERS 1.1%
    Amwins Group Inc., First Lien Term Loan, 8.05% - 8.17%,
      6/08/13 ............................................................   United States         4,987,500             4,770,294
    BNY ConvergEx Group LLC,
       First Lien Term Loan, 8.20%, 10/02/13 .............................   United States         8,450,000             8,281,000
       Incremental Term Loan B, 8.20%, 10/02/13 ..........................   United States           907,849               889,693
    LPL Holdings Inc., Term Loan D, 7.198%, 12/18/14 .....................   United States         3,201,473             3,143,174
    TD Ameritrade Holding Corp., Term Loan B, 6.25%, 12/31/12 ............   United States         4,702,660             4,618,153
                                                                                                                -------------------
                                                                                                                        21,702,314
                                                                                                                -------------------
    LIFE/HEALTH INSURANCE 0.5%
    Conseco Inc., Term Loan, 6.819%, 10/10/13 ............................   United States         9,319,507             8,902,086
                                                                                                                -------------------
    MAJOR TELECOMMUNICATIONS 1.6%
    Alaska Communications Systems Holdings Inc.,
       2005 Incremental Loan, 6.948%, 2/01/12 ............................   United States         1,728,567             1,695,672
       2006 Incremental Loan, 6.948%, 2/01/12 ............................   United States           500,000               490,435
       Term Loan, 6.948%, 2/01/12 ........................................   United States         8,357,133             8,198,097
    Consolidated Communications Inc., Term Loan D, 6.948%,
      10/14/11 ...........................................................   United States         6,214,286             6,142,076


66 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MAJOR TELECOMMUNICATIONS (CONTINUED)
    Wind Telecomunicazioni SpA,
       Term Loan B, 7.84%, 9/30/13 .......................................       Italy       $     5,850,000    $        5,955,358
       Term Loan C, 8.319%, 9/30/14 ......................................       Italy             5,850,000             5,843,624
  f Winstar Communications Inc., DIP, 10.50%, 2/20/49 ....................   United States           837,576             1,319,182
                                                                                                                -------------------
                                                                                                                        29,644,444
                                                                                                                -------------------
    MEDICAL SPECIALTIES 0.5%
  e Bausch and Lomb Inc.,
       Delayed Draw Term Loan, 9.75%, 4/28/14 ............................   United States         1,000,000             1,001,440
       Parent Term Loan B, 9.75%, 10/28/13 ...............................   United States         4,000,000             4,005,760
    Carestream Health Inc., Term Loan, 6.753% - 7.327%, 4/30/13 ..........   United States         3,900,000             3,757,494
                                                                                                                -------------------
                                                                                                                         8,764,694
                                                                                                                -------------------
    MEDICAL/NURSING SERVICES 2.4%
    AMR Holdco/EmCare Holdco, Term Loan B, 7.045% - 7.724%,
      2/10/12 ............................................................   United States         2,339,451             2,306,255
    DaVita Inc., Term Loan B-1, 6.26% - 7.01%, 10/05/12 ..................   United States        15,274,532            14,973,929
    Fresenius Medical Care Holdings Inc., Term Loan B, 6.573%
      - 6.973%, 3/31/13 ..................................................   United States        20,466,964            20,171,012
    HealthSouth Corp., Term Loan B, 7.32% - 7.63%, 3/10/13 ...............   United States         4,378,499             4,372,282
    U.S. Oncology Inc., Term Loan B, 7.234% - 7.448%, 8/20/11 ............   United States         2,788,701             2,731,700
                                                                                                                -------------------
                                                                                                                        44,555,178
                                                                                                                -------------------
    METAL FABRICATION 0.1%
    Baldor Electric Co., Term Loan B, 6.563% - 7.125%, 1/31/14 ...........   United States         2,740,675             2,706,691
                                                                                                                -------------------
    MISCELLANEOUS COMMERCIAL SERVICES 7.4%
    Acosta Inc., Term Loan B, 7.01%, 7/26/13 .............................   United States         3,006,688             2,927,282
    Acxiom Corp., Term Loan B, 6.795%, 9/14/12 ...........................   United States         5,530,667             5,396,603
    Affiliated Computer Services Inc.,
       Additional Term Loan, 6.753% - 7.122%, 3/20/13 ....................   United States         5,465,239             5,396,049
     e Term Loan B, 6.819%, 3/20/13 ......................................   United States         3,851,000             3,802,246
    American Reprographics Co. LLC, Term Loan B, 6.503% -
      6.643%, 6/18/09 ....................................................   United States         4,803,509             4,727,902
    ARAMARK Corp.,
       Synthetic L/C, 5.198%, 1/26/14 ....................................   United States           684,151               670,879
       Term Loan B, 7.198%, 1/26/14 ......................................   United States         9,504,809             9,320,416
    Audatex North America Inc., Domestic Term Loan C, 7.688%,
      5/16/14 ............................................................   United States         2,123,206             2,063,862
    Brickman Group Holdings Inc., Term Loan B, 7.34%, 1/23/14 ............   United States         3,781,000             3,602,499
    CCC Information Services Group Inc., Term Loan B, 7.71%,
      2/10/13 ............................................................   United States         3,026,284             2,979,891
    Coinmach Corp., Term Loan B-1, 7.563% - 7.875%, 12/19/12 .............   United States         3,078,110             3,034,893
    Corporate Express U.S. Finance Inc.,
       Term Loan D-1, 6.958% - 7.58%, 12/23/10 ...........................   United States        10,880,352            10,678,739
       Term Loan D-1 Add-On, 6.958% - 7.646%, 12/23/10 ...................   United States         1,290,250             1,270,432
    Dealer Computer Services Inc. (Reynolds & Reynolds), First
    Lien Term Loan, 7.198%, 10/26/12 .....................................   United States        11,036,783            10,842,425
    Duratek Inc. (EnergySolutions), Term Loan B, 7.66%, 6/07/13 ..........   United States         2,150,824             2,112,303


                                                              Annual Report | 67

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MISCELLANEOUS COMMERCIAL SERVICES (CONTINUED)
    Emdeon Business Services LLC, First Lien Term Loan, 7.448%
      - 7.45%, 11/16/13 ..................................................   United States   $     6,565,269    $        6,453,922
    EnergySolutions LLC,
       Synthetic L/C, 7.295%, 6/07/13 ....................................   United States           228,832               225,111
       Synthetic L/C (Add-On), 7.295%, 6/07/13 ...........................   United States         1,830,189             1,785,971
       Term Loan B, 7.66%, 6/07/13 .......................................   United States         4,486,823             4,413,868
    First Data Corp.,
       Term Loan B-1, 7.96%, 9/24/14 .....................................   United States         4,333,068             4,165,032
       Term Loan B-2, 7.96%, 9/24/14 .....................................   United States           678,219               652,603
       Term Loan B-3, 7.96%, 9/24/14 .....................................   United States         2,888,712             2,785,499
    Language Lines Inc., Term Loan B, 8.42%, 6/11/11 .....................   United States         4,095,709             4,006,095
  e Metavante Corp., Term Loan B, 8.25%, 11/01/14 ........................   United States         8,200,000             7,995,000
    NEP II Inc., Term Loan B, 7.448%, 2/18/14 ............................   United States         1,896,699             1,803,495
    Nielsen Finance LLC (VNU Inc.), Term Loan B, 7.36%,
    8/09/13 ..............................................................   United States        19,794,994            19,301,109
    Travelport LLC,
       Delayed Draw Term Loan, 7.448%, 8/23/13 ...........................   United States         7,182,701             6,982,304
       Synthetic L/C, 7.448%, 8/23/13 ....................................   United States         1,070,664             1,040,792
       Term Loan B, 7.448%, 8/23/13 ......................................   United States         5,335,961             5,187,088
    Workflow Management Inc., Term Loan B, 9.484%, 11/30/11 ..............   United States         3,793,744             3,340,771
                                                                                                                -------------------
                                                                                                                       138,965,081
                                                                                                                -------------------
    MOVIES/ENTERTAINMENT 3.4%
    24 Hour Fitness Worldwide Inc., Term Loan B, 7.74% - 7.88%,
      6/08/12 ............................................................   United States         3,940,000             3,863,800
    AMF Bowling Worldwide Inc., Term Loan B, 8.063% - 8.224%,
      6/08/13 ............................................................   United States         3,990,000             3,852,225
    Carmike Cinemas Inc., Delay Draw, 8.98%, 5/19/12 .....................   United States         3,299,321             3,276,391
    Cinemark USA Inc., Term Loan, 6.98% - 7.45%, 10/05/13 ................   United States         5,901,892             5,773,939
    Cinram International, Term Loan B, 7.36%, 5/05/11 ....................      Canada             4,243,510             4,066,089
    National CineMedia LLC, Term Loan, 7.46%, 2/13/15 ....................   United States         7,400,000             7,103,260
    Regal Cinemas Corp., Term Loan, 6.698%, 10/27/13 .....................   United States        23,197,179            22,743,210
    WMG Acquisition Corp. (Warner Music), Term Loan B, 7.093%
      - 7.541%, 2/28/11 ..................................................   United States         7,242,869             7,141,759
    Zuffa LLC, Term Loan B, 7.563%, 6/19/15 ..............................   United States         7,082,250             6,592,583
                                                                                                                -------------------
                                                                                                                        64,413,256
                                                                                                                -------------------
    OIL & GAS PRODUCTION 0.5%
    Helix Energy Solutions Group, Term Loan B, 7.091% - 7.229%,
      7/01/13 ............................................................   United States        10,565,449            10,330,685
                                                                                                                -------------------
    OIL REFINING/MARKETING 0.7%
    Citgo Petroleum Corp., Term Loan B, 6.221%, 11/15/12 .................   United States         6,892,978             6,866,715
    Western Refining Inc., Term Loan B, 6.569%, 5/30/14 ..................   United States         6,099,000             6,028,679
                                                                                                                -------------------
                                                                                                                        12,895,394
                                                                                                                -------------------
    OILFIELD SERVICES/EQUIPMENT 0.5%
    Hercules Offshore Inc., Term Loan, 6.99%, 7/11/13 ....................   United States           997,500               966,807
    Petroleum Geo-Services ASA, Term Loan B, 6.95%, 6/29/15 ..............      Norway             8,179,500             8,031,860
                                                                                                                -------------------
                                                                                                                         8,998,667
                                                                                                                -------------------


68 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    OTHER CONSUMER SERVICES 2.0%
    Affinion Group Inc., Term Loan B, 7.498% - 8.00%, 10/17/12 ...........   United States   $    10,065,974    $        9,953,235
    Education Management LLC, Term Loan C, 7.00%, 6/01/13 ................   United States         9,905,869             9,621,273
    FTD Inc., Term Loan B, 6.503%, 7/28/13 ...............................   United States         4,024,513             3,937,382
    Laureate Education Inc., Closing Date Term Loan, 8.729%,
    9/25/14 ..............................................................   United States         4,093,548             4,003,491
    Protection One Inc., Term Loan C, 7.01% - 7.76%, 3/31/12 .............   United States         1,562,195             1,526,827
    Sabre Inc., Term Loan B, 6.96%, 9/30/14 ..............................   United States         6,511,111             6,141,475
    VICAR Operating Inc.,
       Incremental Term Loan, 6.313%, 5/16/11 ............................   United States         1,492,500             1,441,367
       Term Loan B, 6.313%, 5/16/11 ......................................   United States         1,727,934             1,668,735
                                                                                                                -------------------
                                                                                                                        38,293,785
                                                                                                                -------------------
    OTHER CONSUMER SPECIALTIES 0.4%
    Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
      7.198%, 12/21/11 ...................................................   United States         7,011,589             6,939,510
                                                                                                                -------------------
    OTHER METALS/MINERALS 0.4%
    Noranda Aluminum Acquisition Corp., Term Loan B, 7.51%,
      5/18/14 ............................................................   United States         2,991,750             2,938,407
    Thompson Creek Metals Co., First Lien Term Loan, 9.56%,
      10/26/12 ...........................................................   United States         5,576,360             5,558,126
                                                                                                                -------------------
                                                                                                                         8,496,533
                                                                                                                -------------------
    PACKAGED SOFTWARE 1.6%
    Infor Global Solutions,
       First Lien Term Loan, 8.95%, 7/30/12 ..............................    Luxembourg           3,424,060             3,309,423
       Delayed Draw First Lien Term Loan, 8.95%, 7/30/12 .................    Luxembourg           1,786,466             1,726,655
    Infor Global Solutions European Finance Sarl, Tranche B-1
    Term Loan,
      7.95%, 7/28/12 .....................................................    Luxembourg           1,496,250             1,433,797
    Nuance Communications Inc.,
       Term Loan B-1, 6.76%, 3/31/13 .....................................   United States         1,691,500             1,634,666
       Term Loan, 6.76%, 3/31/13 .........................................   United States         1,076,801             1,040,620
    SunGard Data Systems Inc., New U.S. Term Loan, 7.356%,
      2/28/14 ............................................................   United States        21,364,647            21,088,188
                                                                                                                -------------------
                                                                                                                        30,233,349
                                                                                                                -------------------
    PERSONNEL SERVICES 0.1%
    Allied Security Holdings LLC, Term Loan D, 8.20%, 6/30/10 ............   United States         1,918,923             1,906,220
                                                                                                                -------------------
    PROPERTY-CASUALTY INSURANCE 0.2%
    Affirmative Insurance Holdings Inc., Term Loan, 8.253% -
      9.041%, 1/31/14 ....................................................   United States         3,771,500             3,702,595
                                                                                                                -------------------
    PUBLISHING: BOOKS/MAGAZINES 0.4%
    Readers Digest Association Inc., Term Loan B, 7.385% -
      7.58%, 3/02/14 .....................................................   United States         2,089,513             1,980,691
    Wenner Media LLC, Term Loan B, 6.948%, 10/02/13 ......................   United States         5,153,438             5,004,813
                                                                                                                -------------------
                                                                                                                         6,985,504
                                                                                                                -------------------


                                                              Annual Report | 69

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY     PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PUBLISHING: NEWSPAPERS 1.3%
    Canwest Mediaworks LP, Term Loan B, 7.541%, 7/10/12 ..................      Canada       $     5,586,000    $        5,460,985
    MediaNews Group Inc.,
       Term Loan B, 6.638%, 12/30/10 .....................................   United States         1,794,690             1,739,682
       Term Loan C, 7.138%, 8/02/13 ......................................   United States         4,147,500             3,986,950
    Tribune Co., Term Loan B, 8.244%, 5/16/14. ...........................   United States        13,947,500            12,971,315
                                                                                                                -------------------
                                                                                                                        24,158,932
                                                                                                                -------------------
    PULP & PAPER 1.8%
    Boise Cascade LLC, Term Loan E, 6.281% - 6.719%, 4/30/14 .............   United States         1,088,890             1,081,790
    Domtar Corp., Term Loan, 6.475%, 3/07/14 .............................   United States         3,941,667             3,858,537
    Georgia-Pacific Corp.,
       Additional Term Loan, 6.948% - 7.474%, 12/20/12 ...................   United States         4,548,958             4,446,925
       Term Loan B, 6.948% - 7.474%, 12/20/12 ............................   United States        18,154,758            17,651,690
    NewPage Corp., Term Loan, 7.374% - 7.479%, 5/02/11 ...................   United States         2,415,397             2,413,634
    Verso Paper Holdings LLC, Term Loan B, 7.00%, 8/01/13 ................   United States         5,503,912             5,340,776
                                                                                                                -------------------
                                                                                                                        34,793,352
                                                                                                                -------------------
    RAILROADS 0.3%
    Helm Financial Corp., Term Loan B, 7.069% - 7.607%,
      7/08/11 ............................................................   United States         2,323,101             2,283,074
    Kansas City Southern Railway Co., Term Loan B, 6.57% -
      6.90%, 4/26/13 .....................................................   United States         2,838,834             2,770,503
                                                                                                                -------------------
                                                                                                                         5,053,577
                                                                                                                -------------------
    REAL ESTATE INVESTMENT TRUSTS 0.9%
    Capital Automotive REIT, Term Loan B, 6.88%, 12/15/10 ................   United States         1,806,876             1,767,577
    CB Richard Ellis Services Inc., Term Loan B, 6.498%,
      12/20/13 ...........................................................   United States         8,402,182             8,195,824
    Macerich Co., Term Loan B, 6.688%, 4/25/10 ...........................   United States         7,200,000             7,083,792
                                                                                                                -------------------
                                                                                                                        17,047,193
                                                                                                                -------------------
    RECREATIONAL PRODUCTS 0.3%
    Mega Bloks Inc., Term Loan B, 7.25%, 7/26/12 .........................      Canada             6,586,464             6,411,726
                                                                                                                -------------------
    RESTAURANTS 0.8%
    Arby's Restaurant Holdings LLC, Term Loan B, 7.003% -
      7.448%, 7/25/12 ....................................................   United States         7,027,649             6,879,366
    OSI Restaurant Partners LLC (Outback),
       Pre-Funded Revolving Credit, 5.523%, 6/14/13 ......................   United States           635,795               610,146
       Term Loan B, 7.063%, 6/14/14 ......................................   United States         8,308,089             7,975,350
                                                                                                                -------------------
                                                                                                                        15,464,862
                                                                                                                -------------------
    SEMICONDUCTORS 0.3%
    Fairchild Semiconductor Corp., Term Loan, 6.698%, 6/26/13 ............   United States         4,968,515             4,799,536
                                                                                                                -------------------
    SPECIALTY STORES 0.3%
    Dollar General Corp., Tranche B-1 Term Loan, 7.710%,
      7/07/14 ............................................................   United States         2,800,000             2,707,908
    Pantry Inc., Term Loan B, 6.51%, 5/14/14 .............................   United States         2,642,194             2,529,134
                                                                                                                -------------------
                                                                                                                         5,237,042
                                                                                                                -------------------


70 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                               COUNTRY        PRINCIPAL AMOUNT a          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    SPECIALTY TELECOMMUNICATIONS 2.3%
  d Fairpoint Communications Inc., Revolver, 6.938% -
      8.75%, 2/08/11 ................................................    United States      $   1,107,000       $        1,080,509
    Iowa Telecommunications Services Inc., Term Loan B, 6.95% -
      7.23%, 11/23/11 ...............................................    United States          5,500,000                5,464,140
    NTELOS Inc., Term Loan B-1, 7.01%, 8/24/11 ......................    United States          8,178,914                8,109,557
    West Corp., Term Loan B-2, 7.128% - 7.88%, 10/24/13 .............    United States         12,735,884               12,476,327
    Windstream Corp., Tranche B-1, 6.714%, 7/17/13 ..................    United States         15,875,771               15,825,921
                                                                                                                -------------------
                                                                                                                        42,956,454
                                                                                                                -------------------
    TRUCKING 0.1%
    Swift Transportation Co., Term Loan B, 8.375%, 5/09/14 ..........    United States          2,430,233                2,176,249
                                                                                                                -------------------
    TRUCKS/CONSTRUCTION/FARM MACHINERY 1.2%
    Oshkosh Truck Corp.,
       Term Loan A, 7.20%, 12/06/11 .................................    United States          2,187,500                2,161,775
       Term Loan B, 7.45%, 12/06/13 .................................    United States         19,915,245               19,675,665
                                                                                                                -------------------
                                                                                                                        21,837,440
                                                                                                                -------------------
    WHOLESALE DISTRIBUTORS 0.2%
    Interline Brands,
       Delayed Draw Term Loan, 6.569%, 6/23/13 ......................    United States          2,237,443                2,146,178
       Term Loan B, 6.569%, 6/23/13 .................................    United States          1,546,821                1,483,726
                                                                                                                -------------------
                                                                                                                         3,629,904
                                                                                                                -------------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $1,724,297,992) ......                                                1,684,558,966
                                                                                                                -------------------

                                                                                         -------------------
                                                                                           SHARES/WARRANTS
                                                                                         -------------------
    COMMON STOCKS AND WARRANTS 0.0% g
    COMMERCIAL PRINTING/FORMS 0.0% g
h,i Vertis Holdings Inc., wts., 6/30/11 .............................    United States             39,812                       --
                                                                                                                -------------------
    STEEL 0.0% g
h,i Copperweld Holding Co., B, Escrow ...............................    United States              1,741                  150,405
                                                                                                                -------------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $156,558) ................                                                      150,405
                                                                                                                -------------------
    TOTAL LONG TERM INVESTMENTS (COST $1,724,454,550) ...............                                                1,684,709,371
                                                                                                                -------------------
    SHORT TERM INVESTMENT (COST $213,333,142) 11.3%
    MONEY MARKET FUND 11.3%
  j Franklin Institutional Fiduciary Trust Money Market
    Portfolio, 4.69% ................................................    United States        213,333,142              213,333,142
                                                                                                                -------------------
    TOTAL INVESTMENTS (COST $1,937,787,692) 100.8% ..................                                                1,898,042,513
    OTHER ASSETS, LESS LIABILITIES (0.8)% ...........................                                                  (14,296,990)
                                                                                                                -------------------
    NET ASSETS 100.0% ...............................................                                           $    1,883,745,523
                                                                                                                ===================

See Selected Portfolio Abbreviations on page 101.


                                                              Annual Report | 71

Franklin Investors Securities Trust

--------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND
--------------------------------------------------------------------------------

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c See Note 1(j) regarding senior floating rate interests.

d See Note 11 regarding unfunded loan commitments.

e A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(d).

f See Note 10 regarding defaulted securities.

g Rounds to less than 0.1% of net assets.

h Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $150,405, representing less than 0.01% of net assets.

i Non-income producing for the twelve months ended October 31, 2007.

j See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                           ---------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                                  2007            2006          2005 f
                                                           ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $      9.79     $      9.77     $     10.00
                                                           ---------------------------------------------
Income from investment operations a:
   Net investment income ..............................          0.398           0.346           0.263
   Net realized and unrealized gains (losses) .........          0.113           0.036          (0.186)
                                                           ---------------------------------------------
Total from investment operations ......................          0.511           0.382           0.077
                                                           ---------------------------------------------
Less distributions from net investment income .........         (0.411)         (0.362)         (0.307)
                                                           ---------------------------------------------
Redemption fees .......................................             -- d            -- d            -- d
                                                           ---------------------------------------------
Net asset value, end of year ..........................    $      9.89     $      9.79     $      9.77
                                                           =============================================

Total return b ........................................           5.33%           3.99%           0.78%

RATIOS TO AVERAGE NET ASSETS c
Expenses before waiver and payments by affiliates .....           1.40%           1.37%           1.97%
Expenses net of waiver and payments by affiliates .....           0.90% e         0.90% e         0.90% e
Net investment income .................................           3.97%           3.52%           2.68%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $    16,744     $    11,722     $    10,311
Portfolio turnover rate ...............................          82.95%          86.38%          79.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c Ratios are annualized for periods less than one year.

d Amount rounds to less than $0.001 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                     COUNTRY/ORGANIZATION             SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 92.0%
    CONVERTIBLE PREFERRED STOCKS 0.3%
    AUTOMOBILES & COMPONENTS 0.2%
  a General Motors Corp., 1.50%, cvt. pfd., D ................      United States                  800         $            23,700
                                                                                                               --------------------
    DIVERSIFIED FINANCIALS 0.1%
  a CIT Group Inc., 7.75%, cvt. pfd ..........................      United States                  800                      20,130
                                                                                                               --------------------

    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $39,972) ........                                                              43,830
                                                                                                               --------------------

                                                                                        --------------------
                                                                                         PRINCIPAL AMOUNT b
                                                                                        --------------------
    CORPORATE BONDS 11.2%
    AUTOMOBILES & COMPONENTS 1.5%
    Ford Motor Credit Co. LLC,
       7.875%, 6/15/10 .......................................      United States               50,000                      48,229
       senior note, 5.80%, 1/12/09 ...........................      United States               50,000                      48,251
       senior note, 9.75%, 9/15/10 ...........................      United States              150,000                     149,463
                                                                                                               --------------------
                                                                                                                           245,943
                                                                                                               --------------------
    BANKS 1.2%
c,d Landsbanki Islands HF, 144A, FRN, 6.205%, 8/25/09 ........         Iceland                 100,000                     100,619
  c Wells Fargo & Co., FRN, 5.764%, 3/10/08 ..................      United States              100,000                     100,058
                                                                                                               --------------------
                                                                                                                           200,677
                                                                                                               --------------------
    DIVERSIFIED FINANCIALS 3.6%
  c General Electric Capital Corp., FRN, 5.28%, 10/21/10 .....      United States               18,000                      17,948
    GMAC LLC, 6.875%, 9/15/11 ................................      United States               50,000                      46,118
    HSBC Finance Corp., 4.125%, 3/11/08 ......................      United States              100,000                      99,634
  d Kaupthing Bank HF, senior note, D, 144A, 5.75%,
      10/04/11 ...............................................         Iceland                 200,000                     193,294
    Textron Financial Corp., 5.125%, 11/01/10 ................      United States              250,000                     249,503
                                                                                                               --------------------
                                                                                                                           606,497
                                                                                                               --------------------
    FOOD, BEVERAGE & TOBACCO 0.4%
    Bunge Ltd. Finance Corp., 4.375%, 12/15/08 ...............      United States               75,000                      74,411
                                                                                                               --------------------
    HOUSEHOLD & PERSONAL PRODUCTS 0.6%
    Avon Products Inc., 5.125%, 1/15/11 ......................      United States              100,000                     100,230
                                                                                                               --------------------
    MEDIA 1.8%
    Comcast Corp., 5.50%, 3/15/11 ............................      United States              100,000                     100,671
  c Cox Communications Inc., FRN, 6.253%, 12/14/07 ...........      United States              100,000                     100,087
    Viacom Inc., senior note, 5.75%, 4/30/11 .................      United States              100,000                     101,044
                                                                                                               --------------------
                                                                                                                           301,802
                                                                                                               --------------------
    TELECOMMUNICATION SERVICES 0.6%
  c AT&T Inc., FRN, 5.785%, 11/14/08 .........................      United States              100,000                     100,094
                                                                                                               --------------------


74 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    UTILITIES 1.5%
    CenterPoint Energy Inc., senior note, B, 5.875%,
      6/01/08 ................................................      United States              100,000         $           100,064
    PSEG Funding Trust, 5.381%, 11/16/07 .....................      United States               50,000                      49,990
    Public Service Electric and Gas Co., 4.00%, 11/01/08 .....      United States              100,000                      99,046
                                                                                                               --------------------
                                                                                                                           249,100
                                                                                                               --------------------
    TOTAL CORPORATE BONDS (COST $1,896,204) ..................                                                           1,878,754
                                                                                                               --------------------
    CONVERTIBLE BONDS 1.0%
    DIVERSIFIED FINANCIALS 0.2%
    Merrill Lynch & Co. Inc., cvt., senior note, zero cpn.,
      3/13/32 ................................................      United States               31,000                      34,543
                                                                                                               --------------------
    MATERIALS 0.1%
    Headwaters Inc., cvt., senior sub. note, 2.875%,
      6/01/16 ................................................      United States               20,000                      17,550
                                                                                                               --------------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
    Protein Design Labs Inc., cvt., sub. note, 2.75%,
      8/16/23 ................................................      United States               30,000                      34,387
                                                                                                               --------------------
    REAL ESTATE 0.3%
    CapitalSource Inc., cvt., senior sub. note, 4.00%,
      7/15/34 ................................................      United States               48,000                      47,280
                                                                                                               --------------------
    RETAILING 0.2%
    Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .......      United States               25,000                      28,132
                                                                                                               --------------------
    TOTAL CONVERTIBLE BONDS (COST $171,205) ..................                                                             161,892
                                                                                                               --------------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 8.9%
    BANKS 3.8%
  c Bank of America Credit Card Trust, 2007, A13, FRN, 5.345%,
      4/15/12 ................................................      United States              400,000                     400,632
  c Countrywide Asset-Backed Certificates,
       2001-BC3, A, FRN, 5.353%, 12/25/31 ....................      United States                3,567                       3,466
       2002-3, 1A1, FRN, 5.613%, 5/25/32 .....................      United States                1,795                       1,730
  c FHLMC, 2996, FK, FRN 5.341%, 6/15/35 .....................      United States              216,197                     214,840
    FNMA, G93-33, K, 7.00%, 9/25/23 ..........................      United States               17,655                      18,596
                                                                                                               --------------------
                                                                                                                           639,264
                                                                                                               --------------------
    CAPITAL GOODS 0.5%
    Chase Funding Mortgage Loan Asset-Backed Certificates,
       2003-6, 1A3, 3.34%, 5/25/26 ...........................      United States               25,134                      24,814
     c 2004-2, 2A2, FRN, 5.123%, 2/25/35 .....................      United States               51,623                      50,187
                                                                                                               --------------------
                                                                                                                            75,001
                                                                                                               --------------------
    DIVERSIFIED FINANCIALS 3.2%
  c Chase Issuance Trust, 2007-A9, A, FRN, 5.121%, 6/16/14 ...      United States              500,000                     495,520
    Residential Funding Mortgage Securities II, 2003-HS3, AI2,
      3.15%, 7/25/18 .........................................      United States                4,895                       4,866
    Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%,
      2/25/34 ................................................      United States               10,253                      10,179
  d Susquehanna Auto Lease Trust, 2005-1, A3, 144A, 4.43%,
      6/16/08 ................................................      United States               28,498                      28,484
                                                                                                               --------------------
                                                                                                                           539,049
                                                                                                               --------------------


                                                              Annual Report | 75

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (CONTINUED)
    REAL ESTATE 1.4%
c,d GS Mortgage Securities Corp. II, 2007-E0P, A1, 144A,
      FRN, 5.212%, 3/06/20 ...................................      United States               42,833         $            42,472
  c Ownit Mortgage Loan Asset-Backed Certificates, 2006-6,
      A2B, FRN, 4.983%, 9/25/37 ..............................      United States              193,940                     184,551
                                                                                                               --------------------
                                                                                                                           227,023
                                                                                                               --------------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $1,488,625) ...........................                                                           1,480,337
                                                                                                               --------------------

    MORTGAGE-BACKED SECURITIES 13.9%
  c FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 1.5%
    FHLMC, 4.226%, 12/01/34 ..................................      United States              130,473                     128,941
    FHLMC, 4.307%, 10/01/33 ..................................      United States              119,113                     118,846
                                                                                                               --------------------
                                                                                                                           247,787
                                                                                                               --------------------
  c FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 11.7%
    FNMA, 3.452%, 4/01/34 ....................................      United States               38,334                      38,264
    FNMA, 3.841%, 1/01/35 ....................................      United States               43,724                      43,828
    FNMA, 4.015%, 12/01/34 ...................................      United States               28,927                      29,253
    FNMA, 4.199%, 4/01/33 ....................................      United States              208,026                     209,036
    FNMA, 4.245%, 6/01/34 ....................................      United States               62,872                      62,319
    FNMA, 4.287%, 12/01/33 ...................................      United States              133,105                     132,439
    FNMA, 4.288%, 4/01/33 ....................................      United States               32,173                      32,617
    FNMA, 4.353%, 1/01/33 ....................................      United States               40,715                      40,954
    FNMA, 4.363%, 2/01/34 ....................................      United States               70,335                      69,936
    FNMA, 4.412%, 2/01/35 ....................................      United States              139,731                     140,359
    FNMA, 4.467%, 8/01/34 ....................................      United States              140,665                     140,608
    FNMA, 4.468%, 5/01/33 ....................................      United States               33,534                      33,672
    FNMA, 4.50%, 12/01/32 ....................................      United States               27,625                      27,980
    FNMA, 4.598%, 7/01/34 ....................................      United States               67,059                      66,893
    FNMA, 4.77%, 4/01/35 .....................................      United States               38,987                      39,224
    FNMA, 4.783%, 3/01/35 ....................................      United States              292,174                     294,114
    FNMA, 4.947%, 3/01/33 ....................................      United States               90,780                      91,504
    FNMA, 5.306%, 11/01/32 ...................................      United States              111,795                     112,705
    FNMA, 5.527%, 8/01/33 ....................................      United States              150,292                     151,678
    FNMA, 5.53%, 3/01/34 .....................................      United States               43,986                      44,508
    FNMA, 5.806%, 11/01/34 ...................................      United States              123,710                     125,109
    FNMA, 5.966%, 8/01/34 ....................................      United States               33,257                      33,550
                                                                                                               --------------------
                                                                                                                         1,960,550
                                                                                                               --------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.2%
    FNMA 30 Year, 9.00%, 12/01/20 ............................      United States               30,029                      30,859
                                                                                                               --------------------


76 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
  c GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
      ADJUSTABLE RATE 0.5%
    GNMA, 5.625%, 8/20/26 - 9/20/26 ..........................      United States               54,409         $            54,916
    GNMA, 6.375%, 4/20/26 ....................................      United States               35,055                      35,436
                                                                                                               --------------------
                                                                                                                            90,352
                                                                                                               --------------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $2,320,931) .......                                                           2,329,548
                                                                                                               --------------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 49.6%
    FHLB,
       4.625%, 11/21/08 ......................................      United States              250,000                     250,451
       4.75%, 4/24/09 ........................................      United States              700,000                     703,688
    FHLMC,
       3.875%, 6/15/08 .......................................      United States              150,000                     149,352
       4.125%, 7/12/10 .......................................      United States              400,000                     397,604
       4.25%, 7/15/09 ........................................      United States              250,000                     249,636
       4.50%, 1/15/13 ........................................      United States              200,000                     198,579
       4.75%, 1/18/11 ........................................      United States              400,000                     404,100
       4.875%, 2/17/09 .......................................      United States              300,000                     301,751
       4.875%, 2/09/10 .......................................      United States              200,000                     202,353
       5.125%, 4/18/08 .......................................      United States              300,000                     300,672
       5.125%, 8/23/10 .......................................      United States              600,000                     611,789
       5.25%, 5/21/09 ........................................      United States              600,000                     607,955
       6.00%, 6/15/11 ........................................      United States              300,000                     315,386
    FNMA,
       4.125%, 5/15/10 .......................................      United States              300,000                     298,261
       4.375%, 9/13/10 .......................................      United States              300,000                     299,990
       5.00%, 10/15/11 .......................................      United States               50,000                      50,866
       7.125%, 6/15/10 .......................................      United States              200,000                     213,576
       7.25%, 1/15/10 ........................................      United States              500,000                     530,504
    U.S. Treasury Note,
       3.625%, 1/15/10 .......................................      United States            1,000,000                     993,985
       6.50%, 2/15/10 ........................................      United States              800,000                     844,438
     e Index Linked, 0.875%, 4/15/10 ............................   United States              395,125                     386,173
                                                                                                               --------------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (COST $8,196,830) ......................................                                                           8,311,109
                                                                                                               --------------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.1%
  c European Investment Bank, senior note, FRN, 0.781%,
      9/21/11 ................................................     Supranational f           9,000,000 JPY                  78,051
c,g Government of Argentina, FRN, 5.475%, 8/03/12 ............        Argentina                 30,000                      16,946
    Government of Indonesia,
       11.50%, 9/15/19 .......................................        Indonesia            165,000,000 IDR                  20,646
       13.15%, 3/15/10 .......................................        Indonesia            150,000,000 IDR                  18,230
       14.00%, 6/15/09 .......................................        Indonesia            475,000,000 IDR                  57,034
    Government of Malaysia,
       6.45%, 7/01/08 ........................................        Malaysia                 250,000 MYR                  76,400
       7.00%, 3/15/09 ........................................        Malaysia                  10,000 MYR                   3,139
       8.60%, 12/01/07 .......................................        Malaysia                  40,000 MYR                  12,043
    Government of Norway, 5.50%, 5/15/09 .....................         Norway                  215,000 NOK                  40,339


                                                              Annual Report | 77

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                      COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    Government of Poland,
       5.75%, 6/24/08 .........................................          Poland                135,000   PLN   $            54,160
       5.75%, 9/23/22 .........................................          Poland                 50,000   PLN                20,493
       6.00%, 5/24/09 .........................................          Poland                240,000   PLN                96,692
    Government of Singapore,
       4.375%, 1/15/09 ........................................        Singapore                20,000   SGD                14,207
       5.625%, 7/01/08 ........................................        Singapore                20,000   SGD                14,147
    Government of Sweden,
       5.00%, 1/28/09 .........................................          Sweden              1,000,000   SEK               159,128
       6.50%, 5/05/08 .........................................          Sweden                825,000   SEK               131,397
     h Strip, 9/17/08 .........................................          Sweden                145,000   SEK                22,041
  c KfW Bankengruppe, FRN, 0.60%, 8/08/11 .....................         Germany              6,000,000   JPY                52,047
    Korea Treasury Note, 4.75%, 6/10/09 .......................       South Korea          100,000,000   KRW               109,934
    Nota Do Tesouro Nacional, 9.762%, 1/01/10 .................          Brazil                    340 i BRL               190,786
                                                                                                               --------------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $1,074,035) .......................................                                                          1,187,860
                                                                                                               --------------------
    TOTAL LONG TERM INVESTMENTS (COST $15,187,802) ............                                                         15,393,330
                                                                                                               --------------------
    SHORT TERM INVESTMENTS 6.9%
    FOREIGN GOVERNMENT SECURITIES 2.7%
  h Egypt Treasury Bill, 10/28/08 .............................          Egypt                 150,000   EGP                25,398
    Government of Malaysia,
       3.135%, 12/17/07 .......................................         Malaysia                90,000   MYR                26,973
       3.17%, 5/15/08 .........................................         Malaysia               225,000   MYR                67,351
       3.546%, 1/11/08 ........................................         Malaysia                10,000   MYR                 2,999
       3.569%, 2/14/08 ........................................         Malaysia               130,000   MYR                38,996
       7.60%, 3/15/08 .........................................         Malaysia                35,000   MYR                10,649
  h Malaysia Treasury Bills, 12/13/07 - 9/23/08 ...............         Malaysia               472,000   MYR               139,021
  h Norway Treasury Bills, 12/19/07 - 6/18/08 .................          Norway                810,000   NOK               148,051
                                                                                                               --------------------

    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $433,407) .......                                                            459,438
                                                                                                               --------------------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,989) 0.0% j
h,k U.S. Treasury Bill, 11/23/07 ..............................      United States               5,000                       4,988
                                                                                                               --------------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
      (COST $15,626,198) ......................................                                                         15,857,756
                                                                                                               --------------------

                                                                                        --------------------
                                                                                              SHARES
                                                                                        --------------------
    MONEY MARKET FUND (COST $698,083) 4.2%
  l Franklin Institutional Fiduciary Trust Money Market
      Portfolio, 4.69% ........................................      United States             698,083                     698,083
                                                                                                               --------------------
    TOTAL INVESTMENTS (COST $16,324,281) 98.9% ................                                                         16,555,839
    NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.3)% ........                                                            (54,725)
    NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0% j ..                                                              6,695
    OTHER ASSETS, LESS LIABILITIES 1.4% .......................                                                            236,260
                                                                                                               --------------------
    NET ASSETS 100.0% .........................................                                                $        16,744,069
                                                                                                               ====================


78 | Annual Report

Franklin Investors Securities Trust

--------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND
--------------------------------------------------------------------------------

See Currency and Selected Portfolio Abbreviations on page 101.

a Non-income producing for the twelve months ended October 31, 2007.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c The coupon rate shown represents the rate at period end.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $364,869, representing 2.18% of net assets.

e Principal amount of security is adjusted for inflation. See Note 1(l).

f A supranational organization is an entity formed by two or more central governments through international treaties.

g The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

h The security is traded on a discount basis with no stated coupon rate.

I Principal amount is stated in 1,000 Brazilian Real units.

j Rounds to less than 0.1% of net assets.

k Security or a portion of the security has been pledged as collateral for futures contracts. At October 31, 2007, the value of securities pledged amounted to $4,988.

l See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS A                                                        2007            2006           2005           2004            2003
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     9.95     $      9.91      $   10.22     $    10.06     $      9.72
                                                         -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income .............................        0.469           0.439          0.410          0.415           0.403
   Net realized and unrealized gains (losses) ........       (0.010)          0.096         (0.280)         0.226           0.458
                                                         -------------------------------------------------------------------------
Total from investment operations .....................        0.459           0.535          0.130          0.641           0.861
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........       (0.489)         (0.495)        (0.440)        (0.481)         (0.521)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d           -- d           -- d            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     9.92     $      9.95      $    9.91     $    10.22     $     10.06
                                                         =========================================================================

Total return b .......................................         4.62%           5.56%          1.27%          6.63%           8.88%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....         1.03%           1.03%          1.04%          1.04%           1.02%
Expenses net of waiver and payments by affiliates ....         0.85% e         0.85% e        0.85% e        0.80%           0.68%
Net investment income ................................         4.69%           4.39%          3.88%          3.90%           3.88%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  683,736     $   406,242      $ 291,473     $  208,943     $   149,231
Portfolio turnover rate ..............................       313.08%         251.50%         58.81%        100.05%         195.15%
Portfolio turnover rate excluding mortgage dollar
   rolls c ...........................................        92.51%          89.19%         51.26%         45.85%         110.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c See Note 1(i) regarding mortgage dollar rolls.

d Amount rounds to less than $0.001 per share.

e Benefit of expense reduction rounds to less than 0.01%.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS B                                                        2007            2006           2005           2004            2003
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     9.94     $      9.91      $   10.22     $    10.05      $     9.72
                                                         -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income .............................        0.422           0.392          0.356          0.366           0.392
   Net realized and unrealized gains (losses) ........        0.007           0.094         (0.266)         0.245           0.418
                                                         -------------------------------------------------------------------------
Total from investment operations .....................        0.429           0.486          0.090          0.611           0.810
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........       (0.449)         (0.456)        (0.400)        (0.441)         (0.480)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d           -- d           -- d            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     9.92     $      9.94      $    9.91     $    10.22      $    10.05
                                                         =========================================================================

Total return b .......................................         4.31%           5.04%          0.87%          6.21%           8.44%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....         1.43%           1.43%          1.44%          1.44%           1.42%
Expenses net of waiver and payments by affiliates ....         1.25% e         1.25% e        1.25% e        1.20%           1.08%
Net investment income ................................         4.29%           3.99%          3.48%          3.50%           3.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $   20,422     $    21,028      $  21,366     $   19,387      $   13,797
Portfolio turnover rate ..............................       313.08%         251.50%         58.81%        100.05%         195.15%
Portfolio turnover rate excluding mortgage dollar
   rolls c ...........................................        92.51%          89.19%         51.26%         45.85%         110.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c See Note 1(i) regarding mortgage dollar rolls.

d Amount rounds to less than $0.001 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS C                                                        2007            2006           2005           2004            2003
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     9.94     $      9.91      $   10.22     $    10.05     $      9.71
                                                         -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income .............................        0.424           0.395          0.364          0.363           0.392
   Net realized and unrealized gains (losses) ........       (0.005)          0.089         (0.275)         0.247           0.430
                                                         -------------------------------------------------------------------------
Total from investment operations .....................        0.419           0.484          0.089          0.610           0.822
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........       (0.449)         (0.454)        (0.399)        (0.440)         (0.482)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d           -- d           -- d            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     9.91     $      9.94      $    9.91     $    10.22     $     10.05
                                                         =========================================================================

Total return b .......................................         4.31%           5.03%          0.86%          6.31%           8.47%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....         1.43%           1.43%          1.44%          1.44%           1.42%
Expenses net of waiver and payments by affiliates ....         1.25% e         1.25% e        1.25% e        1.20%           1.08%
Net investment income ................................         4.29%           3.99%          3.48%          3.50%           3.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $   84,457     $    46,110      $  34,751     $   22,202     $    15,807
Portfolio turnover rate ..............................       313.08%         251.50%         58.81%        100.05%         195.15%
Portfolio turnover rate excluding mortgage dollar
   rolls c ...........................................        92.51%          89.19%         51.26%         45.85%         110.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c See Note 1(i) regarding mortgage dollar rolls.

d Amount rounds to less than $0.001 per share.

e Benefit of expense reduction rounds to less than 0.01%.


82 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS R                                                        2007            2006           2005           2004            2003
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     9.94     $      9.91      $   10.22     $    10.05     $      9.72
                                                         -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income .............................        0.439           0.407          0.389          0.376           0.398
   Net realized and unrealized gains (losses) ........        0.005           0.093         (0.284)         0.250           0.428
                                                         -------------------------------------------------------------------------
Total from investment operations .....................        0.444           0.500          0.105          0.626           0.826
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........       (0.464)         (0.470)        (0.415)        (0.456)         (0.496)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d           -- d           -- d            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     9.92     $      9.94      $    9.91     $    10.22     $     10.05
                                                         =========================================================================

Total return b .......................................         4.47%           5.20%          1.01%          6.37%           8.61%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....         1.28%           1.28%          1.29%          1.29%           1.27%
Expenses net of waiver and payments by affiliates ....         1.10% e         1.10% e        1.10% e        1.05%           0.93%
Net investment income ................................         4.44%           4.14%          3.63%          3.65%           3.63%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $   57,935     $    30,219      $  21,647     $    9,083     $     7,302
Portfolio turnover rate ..............................       313.08%         251.50%         58.81%        100.05%         195.15%
Portfolio turnover rate excluding mortgage dollar
   rolls c ...........................................        92.51%          89.19%         51.26%         45.85%         110.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c See Note 1(i) regarding mortgage dollar rolls.

d Amount rounds to less than $0.001 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                         -------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                  2007            2006           2005           2004            2003
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     9.96     $      9.92      $   10.24     $    10.07     $      9.73
                                                         -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income .............................        0.497           0.470          0.436          0.426           0.417
   Net realized and unrealized gains (losses) ........       (0.012)          0.090         (0.289)         0.251           0.470
                                                         -------------------------------------------------------------------------
Total from investment operations .....................        0.485           0.560          0.147          0.677           0.887
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........       (0.515)         (0.520)        (0.467)        (0.507)         (0.547)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c            -- c           -- c           -- c            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     9.93     $      9.96      $    9.92     $    10.24     $     10.07
                                                         =========================================================================

Total return .........................................         4.99%           5.82%          1.43%          7.00%           9.15%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....         0.78%           0.78%          0.79%          0.79%           0.77%
Expenses net of waiver and payments by affiliates ....         0.60% d         0.60% d        0.60% d        0.55%           0.43%
Net investment income ................................         4.94%           4.64%          4.13%          4.15%           4.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  280,776     $   222,992      $ 178,792     $  146,053     $   133,432
Portfolio turnover rate ..............................       313.08%         251.50%         58.81%        100.05%         195.15%
Portfolio turnover rate excluding mortgage dollar
   rolls b ...........................................        92.51%          89.19%         51.26%         45.85%         110.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b See Note 1(i) regarding mortgage dollar rolls.

c Amount rounds to less than $0.001 per share.

d Benefit of expense reduction rounds to less than 0.01%.


84 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION             SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 118.0%
      CONVERTIBLE PREFERRED STOCKS 0.3%
      CONSUMER DURABLES 0.2%
      General Motors Corp., 6.25%, cvt. pfd. .................      United States                 43,500       $         1,117,950
    a General Motors Corp., 1.50%, cvt. pfd., D ..............      United States                 45,200                 1,339,050
                                                                                                               --------------------
                                                                                                                         2,457,000
                                                                                                               --------------------
      FINANCE 0.1%
    a CIT Group Inc., 7.75%, cvt. pfd. .......................      United States                 57,500                 1,446,821
                                                                                                               --------------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,568,392) ...                                                           3,903,821
                                                                                                               --------------------

                                                                                        --------------------
                                                                                         PRINCIPAL AMOUNT b
                                                                                        --------------------
      CORPORATE BONDS 26.9%
      COMMERCIAL SERVICES 0.2%
      ARAMARK Corp., senior note, 8.50%, 2/01/15 .............      United States                800,000                   814,000
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..      United States                100,000                   107,125
      R.H. Donnelley Corp., senior note,
       c 144A, 8.875%, 10/15/17 ..............................      United States                200,000                   201,000
         8.875%, 1/15/16 .....................................      United States                700,000                   703,500
                                                                                                               --------------------
                                                                                                                         1,825,625
                                                                                                               --------------------
      COMMUNICATIONS 1.3%
    d AT&T Inc., FRN, 5.785%, 11/14/08 .......................      United States              1,000,000                 1,000,944
      Embarq Corp., senior note, 7.082%, 6/01/16 .............      United States              2,500,000                 2,617,028
      Intelsat Intermediate, senior note, zero cpn. to
        2/01/10, 9.25% thereafter, 2/01/15 ...................         Bermuda                   200,000                   165,500
      Intelsat Subsidiary Holding Co. Ltd., senior note,
        8.25%, 1/15/13 .......................................         Bermuda                   700,000                   708,750
      Telecom Italia Capital, senior note,
         4.95%, 9/30/14 ......................................          Italy                  1,500,000                 1,437,774
         7.20%, 7/18/36 ......................................          Italy                  1,500,000                 1,633,860
      Verizon New York Inc., senior deb.,
         A, 6.875%, 4/01/12 ..................................      United States              4,700,000                 4,985,830
         B, 7.375%, 4/01/32 ..................................      United States              1,000,000                 1,076,316
      Verizon Virginia Inc., A, 4.625%, 3/15/13 ..............      United States              1,000,000                   961,398
                                                                                                               --------------------
                                                                                                                        14,587,400
                                                                                                               --------------------
      CONSUMER DURABLES 1.6%
      Beazer Homes USA Inc., senior note, 8.125%, 6/15/16 ....      United States                200,000                   160,000
      Ford Motor Credit Co. LLC,
         6.625%, 6/16/08 .....................................      United States                500,000                   497,839
         7.875%, 6/15/10 .....................................      United States              1,950,000                 1,880,947
         senior note, 5.80%, 1/12/09 .........................      United States                500,000                   482,512
         senior note, 9.75%, 9/15/10 .........................      United States             11,923,000                11,880,292
         senior note, 9.875%, 8/10/11 ........................      United States              1,500,000                 1,498,885
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 .........      United States              1,000,000                   955,000
      KB Home, senior note,
         6.25%, 6/15/15 ......................................      United States                100,000                    90,500
         7.25%, 6/15/18 ......................................      United States                700,000                   652,750
                                                                                                               --------------------
                                                                                                                        18,098,725
                                                                                                               --------------------


                                                              Annual Report | 85

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER NON-DURABLES 3.1%
      Avon Products Inc., 5.125%, 1/15/11 ....................      United States              7,900,000       $         7,918,194
      Coca-Cola Co., 5.35%, 11/15/17 .........................      United States              5,900,000                 5,870,405
      General Mills Inc.,
         6.00%, 2/15/12 ......................................      United States             10,000,000                10,250,400
         5.65%, 9/10/12 ......................................      United States              6,500,000                 6,607,913
    c Miller Brewing Co., 144A, 5.50%, 8/15/13 ...............      United States              1,000,000                   998,504
      Reynolds American Inc., senior secured note, 7.625%,
        6/01/16 ..............................................      United States              1,000,000                 1,086,917
    c SABMiller PLC, 144A, 6.50%, 7/01/16 ....................      South Africa               2,200,000                 2,281,466
                                                                                                               --------------------
                                                                                                                        35,013,799
                                                                                                               --------------------
      CONSUMER SERVICES 3.1%
      CCH I LLC, senior secured note, 11.00%, 10/01/15 .......      United States                200,000                   195,000
      CCH II LLC, senior note, 10.25%, 9/15/10 ...............      United States                600,000                   615,000
      Comcast Corp.,
         5.50%, 3/15/11 ......................................      United States              7,000,000                 7,047,005
         senior note, 6.30%, 11/15/17 ........................      United States              5,000,000                 5,167,230
      Harrah's Operating Co. Inc., senior note, 6.50%,
        6/01/16 ..............................................      United States                500,000                   396,857
      MGM MIRAGE, senior note,
         6.625%, 7/15/15 .....................................      United States                800,000                   760,000
         7.50%, 6/01/16 ......................................      United States                200,000                   199,750
      News America Inc., senior deb., 7.25%, 5/18/18 .........      United States              2,000,000                 2,172,730
      Station Casinos Inc.,
         senior note, 7.75%, 8/15/16 .........................      United States                600,000                   590,250
         senior sub. note, 6.875%, 3/01/16 ...................      United States                100,000                    83,250
      Viacom Inc., senior note,
         5.75%, 4/30/11 ......................................      United States             16,000,000                16,167,040
         6.25%, 4/30/16 ......................................      United States              2,000,000                 2,023,050
                                                                                                               --------------------
                                                                                                                        35,417,162
                                                                                                               --------------------
      ELECTRONIC TECHNOLOGY 0.1%
      L-3 Communications Corp., senior sub. note,
         6.125%, 1/15/14 .....................................      United States                200,000                   199,000
         6.375%, 10/15/15 ....................................      United States                500,000                   502,500
                                                                                                               --------------------
                                                                                                                           701,500
                                                                                                               --------------------
      ENERGY MINERALS 1.3%
      Chesapeake Energy Corp., senior note,
         6.625%, 1/15/16 .....................................      United States              1,100,000                 1,083,500
         6.25%, 1/15/18 ......................................      United States                300,000                   291,000
    c Gaz Capital SA, 144A, 6.212%, 11/22/16 .................       Luxembourg                2,800,000                 2,767,800
      Hess Corp., 7.125%, 3/15/33 ............................      United States                500,000                   553,540
    c Petroleum Export Cayman, senior note, 144A, 5.265%,
        6/15/11 ..............................................          Egypt                    798,115                   795,999
    c Petroplus Finance Ltd., senior note, 144A, 6.75%,
        5/01/14 ..............................................       Switzerland                 900,000                   868,500
    c Ras Laffan Liquefied Natural Gas Co. Ltd., 144A,
        3.437%, 9/15/09 ......................................          Qatar                    310,400                   308,800
      Valero Energy Corp., 6.125%, 6/15/17 ...................      United States              4,400,000                 4,473,916
      XTO Energy Inc., senior note, 5.90%, 8/01/12 ...........      United States              3,600,000                 3,698,903
                                                                                                               --------------------
                                                                                                                        14,841,958
                                                                                                               --------------------


86 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      FINANCE 9.4%
      Bear Stearns Cos. Inc., B, 4.55%, 6/23/10 ..............      United States              1,000,000       $           973,582
  c,e BNP Paribas, 144A, 7.195%, Perpetual ...................          France                 3,500,000                 3,491,873
    c Capmark Financial Group Inc., 144A, 6.30%, 5/10/17 .....      United States              1,200,000                   983,009
      Charles Schwab Corp., senior note, 8.05%, 3/01/10 ......      United States                750,000                   796,416
      CIT Group Funding Co. of Canada, senior note, 4.65%,
        7/01/10 ..............................................      United States              2,100,000                 2,028,694
      CIT Group Inc., senior note, 5.50%, 11/30/07 ...........      United States              1,000,000                   999,701
      CNA Financial Corp., senior note, 6.45%, 1/15/08 .......      United States                500,000                   501,026
      Compass Bank, 6.40%, 10/01/17 ..........................      United States              3,700,000                 3,815,307
    d Fifth Third Capital Trust IV, junior sub. note,
        FRN, 6.50%, 4/15/67 ..................................      United States              3,000,000                 2,904,663
      General Electric Capital Corp.,
       d FRN, 5.28%, 10/21/10 ................................      United States              1,500,000                 1,495,647
         senior note, 5.00%, 1/08/16 .........................      United States              2,000,000                 1,954,990
    d Genworth Financial Inc., junior sub. note, FRN,
        6.15%, 11/15/66 ......................................      United States              3,300,000                 3,084,391
  c,e Glitnir Banki HF, 144A, 7.451%, Perpetual ..............         Iceland                 1,800,000                 1,859,544
      GMAC LLC, 6.875%, 8/28/12 ..............................      United States              1,500,000                 1,353,578
      The Goldman Sachs Group Inc.,
         5.125%, 1/15/15 .....................................      United States              1,000,000                   968,198
         sub. note, 6.75%, 10/01/37 ..........................      United States              2,700,000                 2,718,884
    c ICICI Bank Ltd.,
         144A, 6.625%, 10/03/12 ..............................          India                  2,125,000                 2,144,225
       d sub. note, 144A, FRN, 6.375%, 4/30/22 ...............          India                  2,000,000                 1,855,056
      JPMorgan Chase Capital XXII, sub. bond, 6.45%,
        2/02/37 ..............................................      United States              4,000,000                 3,711,964
    c Kaupthing Bank,
         144A, 7.125%, 5/19/16 ...............................         Iceland                 2,000,000                 1,984,948
         senior note, D, 144A, 5.75%, 10/04/11 ...............         Iceland                14,800,000                14,303,756
    c Landsbanki Islands HF, 144A, 6.10%, 8/25/11 ............         Iceland                 2,450,000                 2,492,311
      Lazard Group, senior note, 6.85%, 6/15/17 ..............      United States              4,850,000                 4,800,933
      Lehman Brothers Holdings Inc., sub. note, 6.50%,
        7/19/17 ..............................................      United States              3,600,000                 3,632,101
      Lincoln National Corp., 6.05%, 4/20/17 .................      United States              3,800,000                 3,648,353
    c Lukoil International Finance BV, 144A, 6.656%,
        6/07/22 ..............................................          Russia                 2,000,000                 1,919,400
    d MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ...      United States              4,000,000                 3,801,316
      Morgan Stanley, sub. note, 4.75%, 4/01/14 ..............      United States              1,500,000                 1,422,711
    c Nationwide Mutual Insurance Co., 144A, 8.25%,
        12/01/31 .............................................      United States              1,200,000                 1,464,682
      Residential Capital LLC, senior note, 8.00%, 6/01/12 ...      United States              4,400,000                 3,214,847
    c Standard Chartered Bank, 144A, 8.00%, 5/30/31 ..........      United Kingdom             1,000,000                 1,235,105
      Textron Financial Corp., 5.125%, 11/01/10 ..............      United States             16,750,000                16,716,684
      UBS Paine Webber Group Inc., senior note, 6.55%,
        4/15/08 ..............................................      United States                150,000                   150,595
    e Wachovia Capital Trust III, 5.80%, Perpetual ...........      United States              4,000,000                 3,971,200
    c WEA Finance/WCI Finance, senior note, 144A, 5.70%,
        10/01/16 .............................................        Australia                3,000,000                 2,937,600
                                                                                                               --------------------
                                                                                                                       105,337,290
                                                                                                               --------------------


                                                              Annual Report | 87

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      HEALTH SERVICES 1.1%
      Coventry Health Care Inc., senior note, 6.30%,
        8/15/14 ..............................................      United States              4,750,000       $         4,832,256
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..........      United States                800,000                   813,000
      Quest Diagnostics Inc., 6.95%, 7/01/37 .................      United States              4,000,000                 4,270,652
    c United Health Group Inc., 144A, 6.50%, 6/15/37 .........      United States              2,300,000                 2,365,904
                                                                                                               --------------------
                                                                                                                        12,281,812
                                                                                                               --------------------
      HEALTH TECHNOLOGY 0.7%
    c Amgen Inc., senior note, 144A, 5.85%, 6/01/17 ..........      United States              4,200,000                 4,201,302
      Schering-Plough Corp., senior note, 6.00%, 9/15/17 .....      United States              3,700,000                 3,770,248
                                                                                                               --------------------
                                                                                                                         7,971,550
                                                                                                               --------------------
      INDUSTRIAL SERVICES 0.3%
      Compagnie Generale de Geophysique-Veritas, senior note,
         7.50%, 5/15/15 ......................................          France                   200,000                   205,000
         7.75%, 5/15/17 ......................................          France                   400,000                   414,000
      El Paso Corp., senior note, 6.875%, 6/15/14 ............      United States                900,000                   906,110
      Waste Management Inc., senior note, 6.50%, 11/15/08 ....      United States                500,000                   506,469
      The Williams Cos. Inc.,
         8.75%, 3/15/32 ......................................      United States                400,000                   468,000
         senior note, 7.625%, 7/15/19 ........................      United States                200,000                   218,000
         senior note, 7.875%, 9/01/21 ........................      United States                400,000                   442,000
                                                                                                               --------------------
                                                                                                                         3,159,579
                                                                                                               --------------------
      NON-ENERGY MINERALS 0.2%
      Freeport-McMoRan Copper & Gold Inc., senior note,
        8.375%, 4/01/17 ......................................      United States                800,000                   878,000
      Novelis Inc., senior note, 7.25%, 2/15/15 ..............          Canada                   700,000                   675,500
      Weyerhaeuser Co., 6.75%, 3/15/12 .......................      United States              1,000,000                 1,042,054
                                                                                                               --------------------
                                                                                                                         2,595,554
                                                                                                               --------------------
      PROCESS INDUSTRIES 0.8%
      Bunge Ltd. Finance Corp., senior note,
         5.875%, 5/15/13 .....................................      United States              2,000,000                 1,991,584
         5.10%, 7/15/15 ......................................      United States                680,000                   639,513
      Huntsman International LLC, senior sub. note, 7.875%,
        11/15/14 .............................................      United States                800,000                   864,000
    c Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .........      United Kingdom             1,000,000                   955,000
      Lyondell Chemical Co., senior note, 8.00%, 9/15/14 .....      United States              1,000,000                 1,112,500
      Owens-Brockway Glass Container Inc., senior note,
        6.75%, 12/01/14 ......................................      United States                700,000                   705,250
      RPM International Inc., 6.25%, 12/15/13 ................      United States              1,000,000                 1,028,624
    c RPM U.K. G.P., 144A, 6.70%, 11/01/15 ...................      United States              1,000,000                 1,044,228
    c Yara International ASA, 144A, 5.25%, 12/15/14 ..........          Norway                 1,000,000                   962,961
                                                                                                               --------------------
                                                                                                                         9,303,660
                                                                                                               --------------------


88 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      PRODUCER MANUFACTURING 0.4%
      Hubbell Inc., 6.375%, 5/15/12 ..........................      United States              1,000,000       $         1,061,936
    c Hutchison Whampoa International Ltd., senior note, 144A,
         6.25%, 1/24/14 ......................................        Hong Kong                1,000,000                 1,035,016
         7.45%, 11/24/33 .....................................        Hong Kong                1,000,000                 1,135,974
      RBS Global & Rexnord Corp., senior note, 9.50%,
        8/01/14 ..............................................      United States                800,000                   830,000
                                                                                                               --------------------
                                                                                                                         4,062,926
                                                                                                               --------------------
      REAL ESTATE DEVELOPMENT 0.3%
      Colonial Realty LP, 5.50%, 10/01/15 ....................      United States              2,000,000                 1,878,618
      ERP Operating LP, 5.75%, 6/15/17 .......................      United States              2,000,000                 1,939,870
                                                                                                               --------------------
                                                                                                                         3,818,488
                                                                                                               --------------------
      REAL ESTATE INVESTMENT TRUSTS 0.6%
      HCP Inc., senior note, 6.70%, 1/30/18 ..................      United States              5,000,000                 5,013,215
      Host Hotels & Resorts LP, senior note, 6.875%,
        11/01/14 .............................................      United States                500,000                   506,250
      Host Marriott LP, senior note, K, 7.125%, 11/01/13 .....      United States                200,000                   204,000
      iStar Financial Inc., senior note, 6.00%, 12/15/10 .....      United States              1,500,000                 1,458,478
                                                                                                               --------------------
                                                                                                                         7,181,943
                                                                                                               --------------------
      RETAIL TRADE 1.2%
      CVS Caremark Corp., senior note, 5.75%, 6/01/17 ........      United States              1,200,000                 1,196,009
      The Home Depot Inc., senior note, 5.25%, 12/16/13 ......      United States              5,000,000                 4,847,875
      Target Corp., 6.50%, 10/15/37 ..........................      United States              2,800,000                 2,846,239
  c,f Tesco PLC, 144A, 6.15%, 11/15/37 .......................     United Kingdom              4,900,000                 4,818,836
                                                                                                               --------------------
                                                                                                                        13,708,959
                                                                                                               --------------------
      TECHNOLOGY SERVICES 0.1%
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ........................      United States                100,000                   102,500
         senior sub. note, 10.25%, 8/15/15 ...................      United States                600,000                   628,500
                                                                                                               --------------------
                                                                                                                           731,000
                                                                                                               --------------------
      TRANSPORTATION 0.1%
      Union Pacific Corp., 3.625%, 6/01/10 ...................      United States              1,500,000                 1,451,824
                                                                                                               --------------------
      UTILITIES 1.0%
      CenterPoint Energy Inc., senior note,
         6.85%, 6/01/15 ......................................      United States              1,000,000                 1,048,336
         6.125%, 11/01/17 ....................................      United States              1,400,000                 1,406,316
      Consumers Energy Co., first mortgage, H, 4.80%,
        2/17/09 ..............................................      United States              1,000,000                   998,699
      DPL Inc., senior note, 6.875%, 9/01/11 .................      United States                500,000                   525,342
      East Coast Power LLC, senior secured note, 6.737%,
        3/31/08 ..............................................      United States                  8,312                     8,342
      MidAmerican Energy Holdings Co., senior note, 3.50%,
        5/15/08 ..............................................      United States              1,000,000                   991,505
      Northeast Generation Co., senior secured note, B-1,
        8.812%, 10/15/26 .....................................      United States                395,625                   414,417
      NRG Energy Inc., senior note,
         7.25%, 2/01/14 ......................................      United States                500,000                   501,250
         7.375%, 2/01/16 .....................................      United States                200,000                   200,000
         7.375%, 1/15/17 .....................................      United States                300,000                   299,250


                                                              Annual Report | 89

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      UTILITIES (CONTINUED)
      PSEG Funding Trust, 5.381%, 11/16/07 ...................      United States              2,000,000       $         1,999,592
    c Texas Competitive Electric Holdings Co. LLC,
        senior note, 144A, 10.25%, 11/01/15 ..................      United States              1,200,000                 1,212,000
      Texas New Mexico Power Co., senior note, 6.125%,
        6/01/08 ..............................................      United States              1,000,000                   998,400
      TXU Corp., senior note, P, 5.55%, 11/15/14 .............      United States                600,000                   471,003
                                                                                                               --------------------
                                                                                                                        11,074,452
                                                                                                               --------------------
      TOTAL CORPORATE BONDS (COST $303,957,790) ..............                                                         303,165,206
                                                                                                               --------------------
      CONVERTIBLE BONDS 1.5%
      ELECTRONIC TECHNOLOGY 0.3%
      Intel Corp., cvt., sub. deb., 2.95%, 12/15/35 ..........      United States              1,206,000                 1,287,477
    c VeriFone Holdings Inc., cvt., senior note, 144A,
        1.375%, 6/15/12 ......................................      United States              2,100,000                 2,678,235
                                                                                                               --------------------
                                                                                                                         3,965,712
                                                                                                               --------------------
      FINANCE 0.5%
      CapitalSource Inc., cvt., senior sub. note, 4.00%,
        7/15/34 ..............................................      United States              3,600,000                 3,546,000
      Merrill Lynch & Co. Inc., cvt., senior note, zero
        cpn., 3/13/32 ........................................      United States              2,100,000                 2,339,988
                                                                                                               --------------------
                                                                                                                         5,885,988
                                                                                                               --------------------
      HEALTH TECHNOLOGY 0.4%
      Amgen Inc., cvt., senior note, 0.375%, 2/01/13 .........      United States              2,000,000                 1,882,500
      Protein Design Labs Inc., cvt., sub. note, 2.75%,
        8/16/23 ..............................................      United States              1,900,000                 2,177,875
                                                                                                               --------------------
                                                                                                                         4,060,375
                                                                                                               --------------------
      PROCESS INDUSTRIES 0.1%
      Headwaters Inc., cvt., senior sub. note, 2.875%,
        6/01/16 ..............................................      United States              1,700,000                 1,491,750
                                                                                                               --------------------
      RETAIL TRADE 0.2%
      Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .....      United States              1,800,000                 2,025,486
                                                                                                               --------------------
      TOTAL CONVERTIBLE BONDS (COST $17,100,237) .............                                                          17,429,311
                                                                                                               --------------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES 26.0%
      FINANCE 26.0%
    d AFC Home Equity Loan Trust, 1997-4, 2A2, FRN,
        5.513%, 12/22/27 .....................................      United States                252,155                   249,296
    d American Express Credit Account Master Trust,
        2002-5, A, FRN, 5.261%, 2/15/12 ......................      United States             21,300,000                21,300,107
    d Amortizing Residential Collateral Trust, 2002-BC1,
        M1, FRN, 5.723%, 1/25/32 .............................      United States                532,113                   455,200
    d Asset-Backed Funding Certificates, 2005-HE2, A2C,
        FRN, 5.173%, 6/25/35 .................................      United States              3,102,221                 3,093,074
    d Asset-Backed Securities Corp. Home Equity Loan
        Trust, 2005-HE4, A1, FRN, 5.033%, 5/25/35 ............      United States              1,280,081                 1,276,936
    d Bank of America Credit Card Trust, 2007, A13, FRN,
        5.345%, 4/15/12 ......................................      United States             25,000,000                25,039,470
    d Bear Stearns Commercial Mortgage Securities Inc.,
        2005-PW10, A4, FRN, 5.405%, 12/11/40 .................      United States              4,000,000                 3,949,208


90 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      ASSET-BACKED SECURITIES AND COMMERCIAL
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FINANCE (CONTINUED)
    d Chase Funding Mortgage Loan Asset-Backed
        Certificates, 2004-2, 2A2, FRN, 5.123%, 2/25/35 ......      United States              2,632,765       $         2,559,544
    d Chase Issuance Trust, 2007-A9, A, FRN, 5.121%,
        6/16/14 ..............................................      United States             16,450,000                16,302,618
      Citigroup/Deutsche Bank Commercial Mortgage Trust,
       d 2005-CD1, A4, FRN, 5.40%, 7/15/44 ...................      United States              8,750,000                 8,620,873
       d 2005-CD1, E, FRN, 5.40%, 7/15/44 ....................      United States              4,500,000                 4,125,386
       d 2006-CD3, A5, FRN, 5.617%, 10/15/48 .................      United States             13,500,000                13,509,191
         2007-CD4, C, 5.476%, 12/11/49 .......................      United States             14,200,000                13,041,608
      Countrywide Asset-Backed Certificates,
         2004-7, AF4, 4.774%, 8/25/32 ........................      United States                284,936                   281,158
       d 2004-9, AF4, FRN, 4.649%, 10/25/32 ..................      United States                633,290                   627,357
      FHLMC,
         2643, OG, 5.00%, 7/15/32 ............................      United States              3,182,750                 3,025,349
       d 2942, TF, FRN, 5.441%, 3/15/35 ......................      United States              4,266,840                 4,232,153
    d First Franklin Mortgage Loan Asset-Backed
        Certificates,
         2004-FF11, 1A2, FRN, 5.223%, 1/25/35 ................      United States              1,156,240                 1,101,269
         2005-FF10, A2, FRN, 4.973%, 11/25/35 ................      United States                 13,762                    13,760
      FNMA, G93-33, K, 7.00%, 9/25/23 ........................      United States              1,235,843                 1,301,723
    d Ford Credit Auto Owner Trust, 2007-B, A2B, FRN,
        5.375%, 6/15/10 ......................................      United States             18,900,000                18,928,949
      GE Capital Commercial Mortgage Corp., 2003-C1, A4,
        4.819%, 1/10/38 ......................................      United States              1,578,354                 1,541,412
      Greenwich Capital Commercial Funding Corp.,
         2004-GG1, A7, 5.317%, 6/10/36 .......................      United States             11,680,000                11,590,202
         2005-GG5, A5, 5.224%, 4/10/37 .......................      United States              9,250,000                 9,066,375
       d 2006-GG7, A4, FRN, 5.913%, 7/10/38 ..................      United States             19,500,000                20,015,683
         2007-GG9, C, 5.554%, 3/10/39 ........................      United States              6,438,000                 5,960,880
    d GS Mortgage Securities Corp. II,
         2006-GG6, A4, FRN, 5.553%, 4/10/38 ..................      United States              7,300,000                 7,295,089
       c 2007-E0P, A1, 144A, FRN, 5.212%, 3/06/20 ............      United States              2,569,994                 2,548,322
    d HSI Asset Securitization Corp. Trust, 2006-OPT4,
        2A2, FRN, 4.983%, 3/25/36 ............................      United States              5,700,000                 5,608,480
      JPMorgan Chase Commercial Mortgage Securities Corp.,
       d 2004-CB9, A4, FRN, 5.377%, 6/12/41 ..................      United States             11,324,540                11,362,805
         2004-LN2, A2, 5.115%, 7/15/41 .......................      United States                697,106                   681,634
    c Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
        12/25/24 .............................................      United States                 74,879                    74,422
      LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
        9/15/30 ..............................................      United States             10,545,000                10,145,360
    c Legacy Benefits Insurance Settlements LLC, 2004-1,
        A, 144A, 5.35%, 2/10/39 ..............................      United States              2,272,330                 2,078,472
    d Master Asset-Backed Securities Trust, 2006-AB1, A1, FRN,
        5.013%, 2/25/36 ......................................      United States                566,540                   562,589
    d MBNA Master Credit Card Trust, 2003, A9, FRN,
        5.221%, 2/15/11 ......................................      United States              5,360,000                 5,359,819
    d Morgan Stanley ABS Capital I,
         2006-NC3, A2B, FRN, 4.993%, 3/25/36 .................      United States              9,750,000                 9,626,515
         2006-NC4, A2A, FRN, 4.903%, 6/25/36 .................      United States              2,540,017                 2,527,315
         2006-WMC, 2A, FRN, 4.913%, 7/25/36 ..................      United States              1,700,332                 1,686,268


                                                              Annual Report | 91

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (CONTINUED)
      FINANCE (CONTINUED)
    d Morgan Stanley Capital I, 2004-IQ7, A4, FRN,
        5.431%, 6/15/38 ......................................      United States              6,900,000       $         6,897,549
    d Ownit Mortgage Loan Asset-Backed Certificates,
        2006-6, A2B, FRN, 4.983%, 9/25/37 ....................      United States             18,230,360                17,347,741
    d Permanent Financing PLC, 8, 2A, FRN, 5.794%,
        6/10/14 ..............................................     United Kingdom              1,000,000                   996,564
      Residential Asset Securities Corp.,
         2001-KS2, AI5, 7.014%, 6/25/31 ......................      United States                 10,297                    10,258
         2004-KS1, AI4, 4.213%, 4/25/32 ......................      United States              1,112,557                 1,098,508
       d 2005-AHL2, A2, FRN, 5.133%, 10/25/35 ................      United States              3,391,370                 3,330,783
       d 2006-KS1, A1, FRN, 4.943%, 2/25/36 ..................      United States              1,175,584                 1,173,912
    d Securitized Asset-Backed Receivables LLC,
        2006-FR1, A2A, FRN, 4.943%, 11/25/35 .................      United States              1,467,414                 1,464,564
    d Securitized Asset-Backed Receivables LLC Trust,
        2006-FR2, A2, FRN, 5.023%, 3/25/36 ...................      United States              7,200,000                 7,060,456
      Structured Asset Securities Corp.,
       d 2002-1A, 2A1, FRN, 6.713%, 2/25/32 ..................      United States                 76,836                    76,564
         2004-4XS, 1A4, 4.13%, 2/25/34 .......................      United States                563,895                   559,864
    c Susquehanna Auto Lease Trust,
        2005-1, A3, 144A, 4.43%, 6/16/08 .....................      United States              2,080,350                 2,079,330
                                                                                                               --------------------
      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
        MORTGAGE-BACKED SECURITIES (COST $298,529,489) .......                                                         292,861,964
                                                                                                               --------------------
      MORTGAGE-BACKED SECURITIES 44.3%
    d FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
      RATE 1.0%
      FHLMC, 5.527%, 11/01/27 ................................      United States              7,379,176                 7,542,383
      FHLMC, 5.975%, 10/01/36 ................................      United States                158,646                   161,641
      FHLMC, 7.14%, 9/01/32 ..................................      United States              1,140,991                 1,149,247
      FHLMC, 7.275%, 3/01/25 .................................      United States                146,959                   149,016
      FHLMC, 7.37%, 4/01/30 ..................................      United States                547,151                   556,526
      FHLMC, 7.395%, 4/01/32 .................................      United States              1,134,818                 1,142,795
                                                                                                               --------------------
                                                                                                                        10,701,608
                                                                                                               --------------------
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED
        RATE 16.1%
      FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 ..........      United States                807,578                   798,720
    f FHLMC Gold 15 Year, 5.50%, 11/15/19 ....................      United States              5,000,000                 5,007,030
      FHLMC Gold 15 Year, 6.00%, 2/01/17 .....................      United States                 89,551                    91,245
    f FHLMC Gold 15 Year, 6.00%, 11/01/22 ....................      United States             10,000,000                10,167,190
      FHLMC Gold 15 Year, 8.50%, 5/01/12 .....................      United States                  3,534                     3,574
      FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/34 ...........      United States              2,806,097                 2,701,028
    f FHLMC Gold 30 Year, 5.00%, 11/15/37 ....................      United States              9,300,000                 8,926,549
      FHLMC Gold 30 Year, 5.50%, 1/01/35 .....................      United States                317,818                   313,623
    f FHLMC Gold 30 Year, 5.50%, 11/15/36 ....................      United States             36,700,000                36,132,288
    f FHLMC Gold 30 Year, 6.00%, 11/01/31 ....................      United States             71,000,000                71,454,826
      FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ...........      United States              3,199,295                 3,229,771
      FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 ...........      United States              1,041,435                 1,072,433
    f FHLMC Gold 30 Year, 6.50%, 11/01/31 ....................      United States             39,000,000                39,944,541
      FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ...........      United States                662,079                   692,378
      FHLMC Gold 30 Year, 7.50%, 3/01/32 .....................      United States                 89,480                    94,417
      FHLMC Gold 30 Year, 8.50%, 8/01/30 .....................      United States                 10,592                    11,361


92 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE
        (CONTINUED)
      FHLMC Gold 30 Year, 9.00%, 1/01/22 .....................      United States                144,787       $           153,796
      FHLMC Gold 30 Year, 10.00%, 10/01/30 ...................      United States                297,339                   340,864
                                                                                                               --------------------
                                                                                                                       181,135,634
                                                                                                               --------------------
    d FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
        RATE 3.1%
      FNMA, 4.015%, 12/01/34 .................................      United States              2,586,210                 2,615,310
      FNMA, 4.363%, 2/01/34 ..................................      United States              3,126,010                 3,108,280
      FNMA, 4.601%, 12/01/34 .................................      United States              1,624,255                 1,617,263
      FNMA, 4.938%, 4/01/35 ..................................      United States              7,316,555                 7,379,469
      FNMA, 5.527%, 8/01/33 - 9/01/34 ........................      United States             15,163,266                15,279,940
      FNMA, 5.883%, 1/01/17 ..................................      United States                671,141                   672,407
      FNMA, 5.92%, 12/01/27 ..................................      United States                506,670                   510,361
      FNMA, 5.928%, 3/01/33 ..................................      United States                598,328                   605,693
      FNMA, 5.939%, 6/01/33 ..................................      United States                477,992                   483,879
      FNMA, 6.35%, 12/01/24 ..................................      United States                 59,758                    61,390
      FNMA, 6.722%, 6/01/17 ..................................      United States                123,241                   123,918
      FNMA, 6.744%, 10/01/32 .................................      United States              1,323,609                 1,335,700
      FNMA, 6.75%, 6/01/15 ...................................      United States                125,763                   125,786
      FNMA, 6.985%, 9/01/19 ..................................      United States                 12,910                    13,080
      FNMA, 7.074%, 12/01/22 .................................      United States                234,501                   235,141
      FNMA, 7.091%, 11/01/31 .................................      United States                532,572                   537,956
      FNMA, 7.231%, 6/01/32 ..................................      United States                164,438                   165,540
      FNMA, 7.274%, 5/01/25 ..................................      United States                184,615                   185,085
                                                                                                               --------------------
                                                                                                                        35,056,198
                                                                                                               --------------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE
        24.0%
      FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 .................      United States              1,822,393                 1,766,515
      FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 .................      United States              1,727,592                 1,707,902
      FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 .................      United States                978,555                   984,106
      FNMA 15 Year, 6.00%, 8/01/16 - 5/01/17 .................      United States                494,117                   503,778
    f FNMA 15 Year, 6.00%, 11/15/18 ..........................      United States              2,500,000                 2,543,360
      FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 .................      United States                 52,339                    53,839
    f FNMA 30 Year, 5.00%, 11/15/35 ..........................      United States             28,575,000                27,427,542
      FNMA 30 Year, 5.00%, 8/01/36 - 2/01/37 .................      United States             21,933,219                21,057,303
    f FNMA 30 Year, 5.50%, 11/01/33 ..........................      United States             36,100,000                35,575,431
      FNMA 30 Year, 5.50%, 11/01/33 - 7/01/37 ................      United States             68,207,039                67,279,101
      FNMA 30 Year, 5.50%, 7/01/37 ...........................      United States             13,886,767                13,686,688
      FNMA 30 Year, 6.00%, 9/01/32 - 11/01/35 ................      United States              7,285,367                 7,358,376
    f FNMA 30 Year, 6.00%, 11/01/32 ..........................      United States             66,750,000                67,240,212
      FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 .................      United States              2,398,505                 2,472,184
    f FNMA 30 Year, 6.50%, 11/01/28 ..........................      United States             18,850,000                19,294,747
      FNMA 30 Year, 7.50%, 1/01/30 ...........................      United States                 80,922                    85,818
      FNMA 30 Year, 8.50%, 5/01/32 ...........................      United States                259,697                   279,264
      FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ................      United States                826,885                   899,712
                                                                                                               --------------------
                                                                                                                       270,215,878
                                                                                                               --------------------


                                                              Annual Report | 93

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT b           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      MORTGAGE-BACKED SECURITIES (CONTINUED)
    d GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
        ADJUSTABLE RATE 0.0% g
      GNMA, 6.125%, 10/20/26 .................................      United States                114,797       $           116,093
      GNMA, 6.375%, 1/20/23 ..................................      United States                 58,946                    59,662
                                                                                                               --------------------
                                                                                                                           175,755
                                                                                                               --------------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
        RATE 0.1%
      GNMA I SF 15 Year, 7.00%, 2/15/09 ......................      United States                 18,184                    18,512
      GNMA I SF 30 Year, 6.50%, 10/15/31 - 4/15/32 ...........      United States                148,122                   152,810
      GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ...........      United States                 65,986                    69,571
      GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 ............      United States                446,731                   472,236
      GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 ............      United States                212,685                   224,791
      GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 ............      United States                  8,919                     9,690
      GNMA II SF 30 Year, 6.00%, 5/20/31 .....................      United States                 47,408                    48,023
      GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 ...........      United States                 35,379                    36,499
      GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ...........      United States                249,582                   262,835
      GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 ...........      United States                242,771                   257,352
                                                                                                               --------------------
                                                                                                                         1,552,319
                                                                                                               --------------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $495,680,214) ...                                                         498,837,392
                                                                                                               --------------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 4.6%
      FHLMC,
         4.625%, 2/21/08 .....................................      United States              7,000,000                 6,998,908
         6.25%, 7/15/32 ......................................      United States              9,400,000                10,770,370
         6.75%, 3/15/31 ......................................      United States              6,500,000                 7,838,304
      FNMA,
       h 6.25%, 5/15/29 ......................................      United States              4,000,000                 4,526,220
         6.625%, 11/15/30 ....................................      United States             13,000,000                15,460,575
    i U.S. Treasury Note, Index Linked,
       h 0.875%, 4/15/10 .....................................      United States              3,292,515                 3,217,920
         2.375%, 4/15/11 .....................................      United States              3,142,533                 3,192,374
                                                                                                               --------------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $51,542,312) ...................................                                                          52,004,671
                                                                                                               --------------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 9.4%
      Bank of Thailand Bond, 5.375%, 4/7/08 ..................        Thailand                 1,500,000 THB                44,454
    d European Investment Bank, senior note, FRN,
        0.781%, 9/21/11 ......................................     Supranational j           550,000,000 JPY             4,769,801
  d,k Government of Argentina, FRN, 5.475%, 8/03/12 ..........        Argentina                2,225,000                 1,256,796
      Government of Indonesia,
         11.00%, 9/15/25 .....................................        Indonesia           21,230,000,000 IDR             2,506,853
         11.50%, 9/15/19 .....................................        Indonesia           12,200,000,000 IDR             1,526,576
         12.00%, 9/15/26 .....................................        Indonesia            1,158,000,000 IDR               147,613
         12.80%, 6/15/21 .....................................        Indonesia            9,705,000,000 IDR             1,304,370
         12.90%, 6/15/22 .....................................        Indonesia           21,000,000,000 IDR             2,839,099
         13.15%, 3/15/10 .....................................        Indonesia            9,320,000,000 IDR             1,132,708
         14.25%, 6/15/13 .....................................        Indonesia            7,995,000,000 IDR             1,086,101
         14.275%, 12/15/13 ...................................        Indonesia           12,430,000,000 IDR             1,703,856
    l Government of Iraq, Reg S, 5.80%, 1/15/28 ..............          Iraq                   3,200,000                 1,939,008


94 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      Government of Malaysia,
         3.135%, 12/17/07 ........................................         Malaysia               5,930,000   MYR   $     1,777,234
         4.305%, 2/27/09 .........................................         Malaysia              20,200,000   MYR         6,120,642
         6.45%, 7/01/08 ..........................................         Malaysia               4,300,000   MYR         1,314,082
         7.00%, 3/15/09 ..........................................         Malaysia               2,210,000   MYR           693,781
         8.60%, 12/01/07 .........................................         Malaysia               4,790,000   MYR         1,442,131
      Government of Mexico, 10.00%, 12/05/24 .....................          Mexico                  400,000 m MXN         4,491,903
      Government of Norway, 5.50%, 5/15/09 .......................          Norway               18,340,000   NOK         3,440,984
      Government of Peru,
         7.84%, 8/12/20 ..........................................           Peru                 1,100,000   PEN           417,774
         7, 8.60%, 8/12/17 .......................................           Peru                 3,200,000   PEN         1,254,619
      Government of Poland,
         5.75%, 6/24/08 ..........................................          Poland                  565,000   PLN           226,669
         5.75%, 9/23/22 ..........................................          Poland                1,800,000   PLN           737,742
         6.00%, 5/24/09 ..........................................          Poland               28,950,000   PLN        11,663,511
      Government of Singapore,
         1.50%, 4/01/08 ..........................................         Singapore                180,000   SGD           124,111
         4.375%, 1/15/09 .........................................         Singapore              2,900,000   SGD         2,060,023
         5.625%, 7/01/08 .........................................         Singapore              1,830,000   SGD         1,294,426
      Government of Sweden,
         5.00%, 1/28/09 ..........................................          Sweden               57,300,000   SEK         9,118,041
         5.50%, 10/08/12 .........................................          Sweden                2,880,000   SEK           478,096
         6.50%, 5/05/08 ..........................................          Sweden               50,375,000   SEK         8,023,214
       n Strip, 9/17/08 ..........................................          Sweden                5,000,000   SEK           760,037
    d Government of Vietnam, FRN, 6.313%, 3/12/16 ................          Vietnam                 199,565                 200,064
    d KfW Bankengruppe, FRN, 0.60%, 8/08/11 ......................          Germany             705,000,000   JPY         6,115,479
      Korea Treasury Note,
         4.25%, 9/10/08 ..........................................        South Korea         1,000,000,000   KRW         1,100,828
         4.50%, 9/09/08 ..........................................        South Korea         3,300,000,000   KRW         3,640,288
         4.75%, 3/12/08 ..........................................        South Korea         1,100,000,000   KRW         1,219,251
         4.75%, 6/10/09 ..........................................        South Korea         2,880,000,000   KRW         3,166,091
      Nota Do Tesouro Nacional, 9.762%,
         1/01/14 .................................................          Brazil                    1,900 o BRL         1,014,670
         1/01/17 .................................................          Brazil                   21,975 o BRL        11,423,125
    c Peru Enhanced Pass-Through Finance Ltd., senior secured
        bond, A-1, 144A, zero cpn., 5/31/18 ......................           Peru                 1,350,000                 924,750
    l Republic of Ghana, Reg S, 8.50%, 10/04/17 ..................           Ghana                  300,000                 309,600
    n Sweden Treasury Bill, 12/19/07 .............................          Sweden               10,085,000   SEK         1,579,179
                                                                                                                    ----------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $96,961,691) .......................................                                                      106,389,580
                                                                                                                    ----------------
  d,p SENIOR FLOATING RATE INTERESTS 4.9%
      COMMERCIAL SERVICES 0.5%
      Affiliated Computer Services Inc., Term Loan B, 6.819%,
        3/20/13 ..................................................       United States              982,500                 970,062
      ARAMARK Corp.,
         Synthetic L/C, 5.198%, 1/26/14 ..........................       United States               32,865                  32,227
         Term Loan B, 7.198%, 1/26/14 ............................       United States              459,832                 450,911


                                                              Annual Report | 95

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  d,p SENIOR FLOATING RATE INTERESTS (CONTINUED)
      COMMERCIAL SERVICES (CONTINUED)
      Corporate Express NV, Term Loan D-1 Add-On, 6.958% -
        7.646%, 12/23/10 .........................................       United States              992,500         $       977,255
      First Data Corp., Term Loan B-2, 7.96%, 9/24/14 ............       United States            1,500,000               1,443,345
      Idearc Inc., Term Loan B, 7.36%, 11/17/14 ..................       United States              992,500                 984,590
      Workflow Management Inc., Term Loan B, 9.484%, 11/30/11 ....       United States              483,896                 426,119
                                                                                                                    ----------------
                                                                                                                          5,284,509
                                                                                                                    ----------------
      COMMUNICATIONS 0.1%
      Alaska Communications Systems Holdings Inc., 2006
        Incremental Loan, 6.948%, 2/01/12 ........................       United States            1,000,000                 980,870
                                                                                                                    ----------------
      CONSUMER DURABLES 0.2%
      Jarden Corp.,
         Term Loan B1, 6.948%, 1/24/12 ...........................       United States              164,759                 161,267
         Term Loan B2, 6.948%, 1/24/12 ...........................       United States              768,043                 751,169
      United Components Inc., Term Loan D, 7.38%, 6/29/12                United States            1,000,000                 965,120
                                                                                                                    ----------------
                                                                                                                          1,877,556
                                                                                                                    ----------------
      CONSUMER NON-DURABLES 0.4%
      Acco Brands Corp., Term Loan B, 6.949% - 7.338%, 8/17/12 ...       United States              800,000                 778,752
      Central Garden & Pet Co., Term Loan B, 6.32% - 6.60%,
        9/30/12 ..................................................       United States            1,063,194                 996,244
      Dean Foods Co., Term Loan B, 6.70%, 4/02/14 ................       United States              497,500                 481,804
      Michael Foods Inc., Term Loan B1, 7.361%, 11/21/10 .........       United States            1,042,031               1,031,434
      Warnaco Inc., Term Loan, 6.47% - 8.25%, 1/31/13 ............       United States            1,152,500               1,128,482
                                                                                                                    ----------------
                                                                                                                          4,416,716
                                                                                                                    ----------------
      CONSUMER SERVICES 1.2%
      Charter Communications Operating LLC, Refinance First
        Lien Term Loan, 6.99%, 3/06/14 ...........................       United States            1,200,000               1,158,852
      Cinemark USA Inc., Term Loan, 6.98% - 7.45%, 10/05/13 ......       United States              885,284                 866,091
      Cinram International, Term Loan B, 7.36%, 5/05/11 ..........          Canada                   49,495                  47,426
      Citadel Broadcasting Corp., Term Loan B, 6.385% - 6.825%,
        6/12/14 ..................................................       United States            1,500,000               1,438,320
      CSC Holdings Inc. (Cablevision), Incremental Term Loan,
        6.875%, 3/29/13 ..........................................       United States              985,000                 961,990
      Education Management LLC, Term Loan C, 7.00%, 6/01/13 ......       United States              825,218                 801,509
      Entravision Communications Corp., Term Loan B, 6.73%,
        3/29/13 ..................................................       United States              596,954                 585,421
      Laureate Education Inc., Closing Date Term Loan, 8.729%,
        9/25/14 ..................................................       United States              764,454                 747,636
      MCC Iowa,
         Term Loan D-1, 6.61%, 1/31/15 ...........................       United States              933,021                 906,486
         Term Loan D-2 (Delayed Draw), 6.61%, 1/31/15 ............       United States               87,836                  85,338
      OSI Restaurant Partners LLC (Outback),
         Pre-Funded Revolving Credit, 5.523%, 6/14/13 ............       United States              106,383                 102,092
         Term Loan B, 7.063%, 6/14/14 ............................       United States            1,390,133               1,334,458
      Regal Cinemas Corp., Term Loan, 6.698%, 10/27/13 ...........       United States            1,091,729               1,070,364
      Tribune Co., Term Loan B, 8.244%, 5/16/14 ..................       United States            1,197,000               1,113,222


96 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  d,p SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      Univision Communications Inc.,
       q Delayed Draw Term Loan, 7.003%, 9/29/14 .................       United States               37,584         $        35,589
         Term Loan B, 7.21%, 9/29/14 .............................       United States            1,315,436               1,250,638
      UPC Financing Partnership, Term Loan N, 7.13%, 12/31/14 ....        Netherlands             1,000,000                 959,880
                                                                                                                    ----------------
                                                                                                                         13,465,312
                                                                                                                    ----------------
      ENERGY MINERALS 0.1%
      Alpha Natural Resources LLC, Term Loan B, 6.948%,
        10/26/12 .................................................       United States              982,500                 971,663
                                                                                                                    ----------------
      FINANCE 0.3%
      Avis Budget Car Rental LLC, Term Loan, 6.21%, 4/19/12 ......       United States              909,286                 886,244
      Conseco Inc., Term Loan, 6.819%, 10/10/13 ..................       United States            1,396,480               1,333,931
      TD Ameritrade Holding Corp., Term Loan B, 6.30%, 12/31/12 ..       United States              983,088                 965,422
                                                                                                                    ----------------
                                                                                                                          3,185,597
                                                                                                                    ----------------
      HEALTH SERVICES 0.5%
      Community Health Systems Inc., Term Loan, 7.755% - 7.76%,
        7/25/14 ..................................................       United States              938,128                 923,503
      Fresenius Medical Care Holdings Inc., Term Loan B,
        6.573% - 6.973%, 3/31/13 .................................       United States            1,101,786               1,085,854
      HCA Inc., Term Loan B-1, 7.448%, 11/18/13 ..................       United States            1,222,880               1,200,220
      Health Management Associates Inc., Term Loan B,
        6.503% - 6.948%, 2/28/14 .................................       United States            1,194,000               1,147,195
      Iasis Healthcare LLC,
       q Delayed Draw Term Loan, 7.698% - 7.72%, 3/14/14 .........       United States              176,779                 169,321
         Initial Term Loan, 7.065% - 7.198%, 3/14/14 .............       United States              695,657                 666,308
         Synthetic L/C, 7.32%, 3/14/14 ...........................       United States               63,704                  61,016
                                                                                                                    ----------------
                                                                                                                          5,253,417
                                                                                                                    ----------------
      HEALTH TECHNOLOGY 0.1%
      DJ Orthopedics LLC, Term Loan B, 6.313% - 6.625%, 4/07/13 ..       United States              939,496                 938,434
                                                                                                                    ----------------
      INDUSTRIAL SERVICES 0.1%
      Allied Waste North America Inc.,
         Credit Link, 5.43%, 3/28/14 .............................       United States              274,016                 270,681
         Term Loan B, 6.279% - 6.89%, 1/15/12 ....................       United States              509,431                 503,232
                                                                                                                    ----------------
                                                                                                                            773,913
                                                                                                                    ----------------
      PROCESS INDUSTRIES 0.6%
      Hexion Specialty Chemicals BV, Term Loan C-5, 7.44%,
        5/03/13 ..................................................        Netherlands               997,500                 979,495
      Celanese U.S. Holdings LLC, Dollar Term Loan, 6.979%,
        4/02/14 ..................................................       United States              995,000                 983,617
    f Domtar Corp., Term Loan, 6.475%, 3/07/14 ...................       United States              937,644                 917,869
      Georgia-Pacific Corp.,
         Additional Term Loan, 6.948% - 7.474%, 12/20/12 .........       United States              496,250                 485,119
         Term Loan B, 6.948% - 7.474%, 12/20/12 ..................       United States              687,750                 668,692
      Huntsman International LLC, Term Loan B, 6.643%, 4/21/14 ...       United States              738,836                 733,007
      Ineos U.S. Finance LLC,
         Term Loan B2, 7.357% - 7.451%, 12/16/13 .................       United States              247,500                 242,493
         Term Loan C2, 7.857% - 7.951%, 12/23/14 .................       United States              247,500                 241,983


                                                              Annual Report | 97

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  d,p SENIOR FLOATING RATE INTERESTS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Nalco Co., Term Loan B, 6.872% - 7.12%, 11/04/10 ...........       United States              204,891         $       204,271
      Oxbow Carbon LLC,
         Delayed Draw Term Loan, 7.198%, 5/08/14 .................       United States               96,625                  91,161
         Term Loan B, 6.753% - 7.198%, 5/08/14 ...................       United States            1,100,368               1,038,143
                                                                                                                    ----------------
                                                                                                                          6,585,850
                                                                                                                    ----------------
      PRODUCER MANUFACTURING 0.3%
      Allison Transmission, Term Loan B, 8.00% - 8.48%, 8/07/14 ..       United States            1,500,000               1,466,115
      GPS CCMP Merger Corp. (Generac), Term Loan B, 7.73%,
        11/09/13 .................................................       United States            1,300,000               1,148,966
      NCI Building Systems Inc., Term Loan B, 6.50% - 7.01%,
        6/18/10 ..................................................       United States              976,997                 952,905
      Sensus Metering Systems Inc.,
         Term Loan B1, 7.122% - 7.495%, 12/17/10 .................       United States              186,957                 183,348
         Term Loan B2, 7.383%, 12/17/10 ..........................         Luxembourg                12,147                  11,912
      TriMas Co. LLC,
         Term Loan B, 7.234%, 8/02/13 ............................       United States              206,522                 201,481
         Tranche B-1 L/C, 7.70%, 8/02/13 .........................       United States               48,140                  47,312
                                                                                                                    ----------------
                                                                                                                          4,012,039
                                                                                                                    ----------------
      REAL ESTATE INVESTMENT TRUSTS 0.1%
      Capital Automotive REIT, Term Loan B, 6.88%, 12/15/10 ......       United States              590,723                 577,875
      CB Richard Ellis Services Inc., Term Loan B, 6.498%,
        12/20/13 .................................................       United States              875,227                 853,732
                                                                                                                    ----------------
                                                                                                                          1,431,607
                                                                                                                    ----------------
      RETAIL TRADE 0.1%
      Easton Bell Sports Inc., Term Loan B, 6.85% - 6.90%,
        3/16/12 ..................................................       United States            1,087,966               1,044,969
      The William Carter Co., Term Loan B, 6.253% - 6.46%,
        7/14/12 ..................................................       United States              678,124                 670,204
                                                                                                                    ----------------
                                                                                                                          1,715,173
                                                                                                                    ----------------
      TECHNOLOGY SERVICES 0.1%
      Nuance Communications Inc.,
         Term Loan, 6.76%, 3/31/13 ...............................       United States              886,538                 856,750
         Term Loan B-1, 6.76%, 3/31/13 ...........................       United States              597,000                 576,941
                                                                                                                    ----------------
                                                                                                                          1,433,691
                                                                                                                    ----------------
      UTILITIES 0.2%
      Dynegy Holdings Inc.,
         Term L/C Facility, 6.319%, 4/02/13 ......................       United States              923,913                 890,033
         Term Loan B, 6.626%, 4/02/13 ............................       United States               76,087                  73,297
      Knight Inc. (Kinder Morgan), Term Loan B, 6.30%, 5/30/14 ...       United States              870,477                 852,424
      NRG Energy Inc.,
         Credit Link, 6.848%, 2/01/13 ............................       United States              238,093                 233,983
         Term Loan, 6.948%, 2/01/13 ..............................       United States              572,074                 562,200
                                                                                                                    ----------------
                                                                                                                          2,611,937
                                                                                                                    ----------------
      TOTAL SENIOR FLOATING RATE INTERESTS (COST $56,051,223) ....                                                       54,938,284
                                                                                                                    ----------------


98 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND                                     COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT b         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CREDIT - LINKED STRUCTURED NOTE (COST $1,202,715) 0.1%
      FINANCE 0.1%
c,d,r Credit Suisse First Boston International, 144A, FRN,
        7.888%, 3/20/09 ..........................................       United States            1,200,000         $     1,205,928
                                                                                                                    ----------------
      TOTAL LONG TERM INVESTMENTS (COST $1,324,594,063) ..........                                                    1,330,736,157
                                                                                                                    ----------------
      SHORT TERM INVESTMENTS 13.1%
      FOREIGN GOVERNMENT SECURITIES 2.8%
    n Egypt Treasury Bills, 1/08/08 - 9/30/08 ....................           Egypt               13,375,000 EGP           2,321,403
      Government of Malaysia,
         3.17%, 5/15/08 ..........................................         Malaysia              19,600,000 MYR           5,867,073
         3.546%, 1/11/08 .........................................         Malaysia               5,030,000 MYR           1,508,547
         3.569%, 2/14/08 .........................................         Malaysia               7,465,000 MYR           2,239,276
    n Government of Sweden, Strip, 6/18/08 .......................          Sweden                5,000,000 SEK             767,733
    n Malaysia Treasury Bills, 11/01/07 - 9/23/08 ................         Malaysia              30,590,000 MYR           9,022,435
    n Norway Treasury Bills, 12/19/07 - 9/17/08 ..................          Norway               52,755,000 NOK           9,651,990
                                                                                                                    ----------------
      TOTAL FOREIGN GOVERNMENT SECURITIES (COST $29,597,842) .....                                                       31,378,457
                                                                                                                    ----------------
      U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,493,921) 0.2%
  h,n U.S. Treasury Bill, 11/23/07 ...............................       United States            2,500,000               2,494,168
                                                                                                                    ----------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
        (COST $1,356,685,826) ....................................                                                    1,364,608,782
                                                                                                                    ----------------

                                                                                            ------------------
                                                                                                  SHARES
                                                                                            ------------------
      MONEY MARKET FUND (COST $113,365,522) 10.1%
    s Franklin Institutional Fiduciary Trust Money Market
        Portfolio, 4.69% .........................................       United States          113,365,522             113,365,522
                                                                                                                    ----------------
      TOTAL INVESTMENTS (COST $1,470,051,348) 131.1% .............                                                    1,477,974,304
      NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.1)% .........                                                       (1,501,366)
      NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.1% .....                                                          673,131
      OTHER ASSETS, LESS LIABILITIES (31.1)% .....................                                                     (349,821,353)
                                                                                                                    ----------------
      NET ASSETS 100.0% ..........................................                                                  $ 1,127,324,716
                                                                                                                    ================

See Currency and Selected Portfolio Abbreviations on page 101.


                                                              Annual Report | 99

Franklin Investors Securities Trust

--------------------------------------------------------------------------------
      FRANKLIN TOTAL RETURN FUND
--------------------------------------------------------------------------------

a Non-income producing for the twelve months ended October 31, 2007.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $74,214,258, representing 6.58% of net assets.

d The coupon rate shown represents the rate at period end.

e Perpetual bond with no stated maturity date.

f A portion or all of the securities purchased on a when-issued, delayed delivery or to-be-announced basis. See Note 1(d).

g Rounds to less than 0.1% of net assets.

h Security or a portion of the security has been pledged as collateral for open swap agreements and futures contracts. At October 31, 2007, the value of securities pledged amounted to $7,604,803.

i Principal amount of security is adjusted for inflation. See Note 1(l).

j A supranational organization is an entity formed by two or more central governments through international treaties.

k The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

l Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the aggregate value of these securities was $2,248,608, representing 0.20% of net assets.

m Principal amount is stated in 100 Mexican Peso Units.

n The security is traded on a discount basis with no stated coupon rate.

o Principal amount is stated in 1,000 Brazilian Real Units.

p See Note 1(j) regarding senior floating rate interests.

q See Note 11 regarding unfunded loan commitments.

r See Note 1(h) regarding credit linked notes.

s See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


100 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

CURRENCY ABBREVIATIONS

BRL - Brazilian Real
EGP - Egyptian Pounds
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

DIP   - Debtor-In-Possession
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
REIT  - Real Estate Investment Trust
SF    - Single Family


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007

                                                               -------------------------------------------------------------------
                                                                   FRANKLIN          FRANKLIN        FRANKLIN
                                                                  ADJUSTABLE      FLOATING RATE    LOW DURATION      FRANKLIN
                                                               U.S. GOVERNMENT     DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                               SECURITIES FUND         FUND            FUND            FUND
                                                               -------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ...........................   $   316,947,930   $ 1,724,454,550   $ 15,626,198   $ 1,356,685,826
     Cost - Sweep Money Fund (Note 7) ......................        18,552,543       213,333,142        698,083       113,365,522
     Cost - Repurchase agreements ..........................        35,878,692                --             --                --
                                                               -------------------------------------------------------------------
     Total cost of investments .............................   $   371,379,165   $ 1,937,787,692   $ 16,324,281   $ 1,470,051,348
                                                               -------------------------------------------------------------------
     Value - Unaffiliated issuers ..........................   $   314,169,245   $ 1,684,709,371   $ 15,857,756   $ 1,364,608,782
     Value - Sweep Money Fund (Note 7) .....................        18,552,543       213,333,142        698,083       113,365,522
     Value - Repurchase agreements .........................        35,878,692                --             --                --
                                                               -------------------------------------------------------------------
     Total value of investments ............................       368,600,480     1,898,042,513     16,555,839     1,477,974,304
   Cash ....................................................                --         1,516,038             --                --
   Cash on deposit with brokers for swap agreements ........                --                --             --         1,810,000
   Foreign currency, at value (cost $-- ,$--, $28,924,
     $92,672) ..............................................                --                --         30,331            92,481
   Receivables:
     Investment securities sold ............................         1,717,033        21,562,635          1,483        83,261,234
     Capital shares sold ...................................           594,339         8,645,844        358,669         5,118,010
     Interest ..............................................         2,001,260        12,263,803        170,260         9,366,973
   Swap premiums paid ......................................                --                --          1,703            83,585
   Unrealized gain on forward exchange contracts
     (Note 9) ..............................................                --                --          6,827           676,750
   Unrealized gain on swap agreements (Note 8) .............                --                --          8,416           891,679
   Other assets ............................................                --                --             --            53,703
                                                               -------------------------------------------------------------------
       Total assets ........................................       372,913,112     1,942,030,833     17,133,528     1,579,328,719
                                                               -------------------------------------------------------------------
   Liabilities:
   Payables:
     Investment securities purchased .......................                --        42,460,500        249,753       434,917,618
     Capital shares redeemed ...............................         1,994,106         9,999,961          5,823         1,685,405
     Affiliates ............................................           258,779         1,446,610          4,286           629,510
     Accrued swap premium ..................................                --                --          2,508         8,277,342
     Distributions to shareholders .........................           419,116         2,981,820         26,396         1,493,508
     Variation margin ......................................                --                --             --           220,955
     Service fee ...........................................                --             8,856             --                --
     Professional fees .....................................            26,650           100,373         25,449            35,751
   Swap premiums received ..................................                --                --         10,170           275,023
   Funds advanced by custodian .............................                --                --             --         1,707,348
   Unrealized loss on forward exchange contracts (Note 9) ..                --                --            132             3,619
   Unrealized loss on swap agreements (Note 8) .............                --                --         63,141         2,393,045
   Unrealized loss on unfunded loan commitments
     (Note 11) .............................................                --           510,991             --             5,182
   Accrued expenses and other liabilities ..................           106,207           776,199          1,801           359,697
                                                               -------------------------------------------------------------------
       Total liabilities ...................................         2,804,858        58,285,310        389,459       452,004,003
                                                               -------------------------------------------------------------------
         Net assets, at value ..............................   $   370,108,254   $ 1,883,745,523   $ 16,744,069   $ 1,127,324,716
                                                               ===================================================================


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                               -------------------------------------------------------------------
                                                                   FRANKLIN         FRANKLIN         FRANKLIN
                                                                  ADJUSTABLE      FLOATING RATE    LOW DURATION      FRANKLIN
                                                               U.S. GOVERNMENT     DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                               SECURITIES FUND        FUND             FUND            FUND
                                                               -------------------------------------------------------------------
Net assets consist of:
   Paid-in capital .........................................   $   388,467,524   $ 2,316,845,388   $ 16,714,828   $ 1,128,484,004
   Undistributed net investment income (distributions in
     excess of net investment income) ......................            (1,158)           (1,969)         7,497         2,108,164
   Net unrealized appreciation (depreciation) ..............        (2,778,685)      (40,256,170)       186,486         7,455,692
   Accumulated net realized gain (loss) ....................       (15,579,427)     (392,841,726)      (164,742)      (10,723,144)
                                                               -------------------------------------------------------------------
       Net assets, at value ................................   $   370,108,254   $ 1,883,745,523   $ 16,744,069   $ 1,127,324,716
                                                               ===================================================================
CLASS A:
   Net assets, at value ....................................   $   333,424,685   $ 1,375,871,179   $ 16,744,069   $   683,735,697
                                                               ===================================================================
   Shares outstanding ......................................        37,577,876       140,285,004      1,692,426        68,935,304
                                                               ===================================================================
   Net asset value per share a .............................   $          8.87   $          9.81   $       9.89   $          9.92
                                                               ===================================================================
   Maximum offering price per share (net asset value per
     share / 97.75%, 97.75%, 97.75% and 95.75%,
     respectively) .........................................   $          9.07   $         10.04   $      10.12   $         10.36
                                                               ===================================================================
CLASS B:
   Net assets, at value ....................................                --   $    39,547,675             --   $    20,421,962
                                                               ===================================================================
   Shares outstanding ......................................                --         4,035,238             --         2,059,325
                                                               ===================================================================
   Net asset value and maximum offering price
     per share a ...........................................                --   $          9.80             --   $          9.92
                                                               ===================================================================
CLASS C:
   Net assets, at value ....................................   $    36,683,569   $   382,910,540             --   $    84,456,599
                                                               ===================================================================
   Shares outstanding ......................................         4,136,635        39,027,889             --         8,519,308
                                                               ===================================================================
   Net asset value and maximum offering price
     per share a ...........................................   $          8.87   $          9.81             --   $          9.91
                                                               ===================================================================
CLASS R:
   Net assets, at value ....................................                --                --             --   $    57,934,693
                                                               ===================================================================
   Shares outstanding ......................................                --                --             --         5,841,289
                                                               ===================================================================
   Net asset value and maximum offering price
     per share a ...........................................                --                --             --   $          9.92
                                                               ===================================================================
ADVISOR CLASS:
   Net assets, at value ....................................                --   $    85,416,129             --   $   280,775,765
                                                               ===================================================================
   Shares outstanding ......................................                --         8,709,942             --        28,269,429
                                                               ===================================================================
   Net asset value and maximum offering price
     per share a ...........................................                --   $          9.81             --   $          9.93
                                                               ===================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2007

                                                               -------------------------------------------------------------------
                                                                   FRANKLIN         FRANKLIN         FRANKLIN
                                                                 ADJUSTABLE       FLOATING RATE    LOW DURATION      FRANKLIN
                                                               U.S. GOVERNMENT     DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                               SECURITIES FUND        FUND             FUND            FUND
                                                               -------------------------------------------------------------------
Investment income:
   Dividends:
     Unaffiliated issuers ..................................   $            --   $            --   $         --   $        59,339
     Sweep Money Fund (Note 7) .............................           768,321         8,260,827         35,442         4,110,638
   Interest ................................................        18,508,704       150,049,207        618,995        44,979,381
                                                               -------------------------------------------------------------------
       Total investment income .............................        19,277,025       158,310,034        654,437        49,149,358
                                                               -------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ...............................         1,430,617         6,578,089         54,619         3,091,118
   Administrative fees (Note 3b) ...........................           370,964         4,321,734         26,878         1,773,761
   Service fee (Note 12) ...................................                --             8,856             --                --
   Distribution fees: (Note 3c)
     Class A ...............................................           841,433         4,077,811         33,622         1,293,343
     Class B ...............................................                --           532,642             --           133,609
     Class C ...............................................           224,625         2,634,426             --           405,344
     Class R ...............................................                --                --             --           210,657
   Transfer agent fees (Note 3e) ...........................           489,682         2,191,986         12,377         1,577,210
   Custodian fees (Note 4) .................................             6,147            37,279          6,461           138,227
   Reports to shareholders .................................            57,348           349,925          1,128            99,372
   Registration and filing fees ............................            59,435           147,809         20,203           141,429
   Professional fees .......................................            27,400           137,611         22,945            42,668
   Trustees' fees and expenses .............................             8,339            49,395            306            18,239
   Other ...................................................             7,022            74,934          9,646            60,117
                                                               -------------------------------------------------------------------
       Total expenses ......................................         3,523,012        21,142,497        188,185         8,985,094
       Expense reductions (Note 4) .........................               (12)          (29,348)          (163)           (4,310)
       Expenses waived/paid by affiliates (Note 3f) ........                --                --        (67,010)       (1,615,914)
                                                               -------------------------------------------------------------------
         Net expenses ......................................         3,523,000        21,113,149        121,012         7,364,870
                                                               -------------------------------------------------------------------
           Net investment income ...........................        15,754,025       137,196,885        533,425        41,784,488
                                                               -------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...........................................           107,794       (17,709,569)            13         1,240,809
     Foreign currency transactions .........................                --                --         41,260         2,999,590
     Financial futures contracts ...........................                --                --             --           113,653
     Swap agreements .......................................                --                --            343        (3,355,184)
                                                               -------------------------------------------------------------------
         Net realized gain (loss) ..........................           107,794       (17,709,569)        41,616           998,868
                                                               -------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...........................................         2,180,737       (42,132,065)       148,049           594,023
     Translation of assets and liabilities denominated in
       foreign currencies ..................................                --                --          1,832          (194,914)
                                                               -------------------------------------------------------------------
         Net change in unrealized
           appreciation (depreciation) .....................         2,180,737       (42,132,065)       149,881           399,109
                                                               -------------------------------------------------------------------
Net realized and unrealized gain (loss) ....................         2,288,531       (59,841,634)       191,497         1,397,977
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations .........................................   $    18,042,556   $    77,355,251   $    724,922   $    43,182,465
                                                               ===================================================================


104 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               ---------------------------------------------------------------------
                                                                      FRANKLIN ADJUSTABLE              FRANKLIN FLOATING RATE
                                                               U.S. GOVERNMENT SECURITIES FUND           DAILY ACCESS FUND
                                                               ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                                    2007            2006               2007             2006
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .................................   $  15,754,025   $    16,188,822   $   137,196,885   $   135,282,231
     Net realized gain (loss) from investments .............         107,794          (497,000)      (17,709,569)        1,505,541
     Net change in unrealized appreciation
       (depreciation) on investments .......................       2,180,737         1,281,173       (42,132,065)      (11,804,713)
                                                               ---------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .......................      18,042,556        16,972,995        77,355,251       124,983,059
                                                               ---------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A .............................................     (16,788,834)      (18,018,583)     (105,199,853)     (108,018,973)
       Class B .............................................              --                --        (3,131,867)       (3,443,982)
       Class C .............................................      (1,568,974)       (1,640,973)      (24,353,482)      (19,601,654)
       Advisor Class .......................................              --                --        (4,768,357)       (4,629,148)
                                                               ---------------------------------------------------------------------
   Total distributions to shareholders .....................     (18,357,808)      (19,659,556)     (137,453,559)     (135,693,757)
                                                               ---------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A .............................................     (38,995,215)     (100,079,739)     (322,747,971)     (139,955,746)
       Class B .............................................              --                --       (19,987,582)       (4,402,296)
       Class C .............................................         745,399       (12,245,463)       14,082,357        50,980,725
       Advisor Class .......................................              --                --        (5,821,192)       56,002,366
                                                               ---------------------------------------------------------------------
   Total capital share transactions ........................     (38,249,816)     (112,325,202)     (334,474,388)      (37,374,951)
                                                               ---------------------------------------------------------------------
   Redemption fees .........................................           3,212             7,259            49,115            36,615
                                                               ---------------------------------------------------------------------
         Net increase (decrease) in net assets .............     (38,561,856)     (115,004,504)     (394,523,581)      (48,049,034)
Net assets:
   Beginning of year .......................................     408,670,110       523,674,614     2,278,269,104     2,326,318,138
                                                               ---------------------------------------------------------------------
   End of year .............................................   $ 370,108,254   $   408,670,110   $ 1,883,745,523   $ 2,278,269,104
                                                               ---------------------------------------------------------------------
Undistributed net investment income (distributions
   in excess of net investment income) included
   in net assets:
     End of year ...........................................   $      (1,158)  $         2,804   $        (1,969)  $      (224,769)
                                                               =====================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     ---------------------------------------------------------------
                                                                        FRANKLIN LOW DURATION
                                                                          TOTAL RETURN FUND            FRANKLIN TOTAL RETURN FUND
                                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,           YEAR ENDED OCTOBER 31,
                                                                         2007           2006              2007             2006
                                                                     ---------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $    533,425   $    372,023    $    41,784,488   $  27,650,817
      Net realized gain (loss) from investments, financial
         futures contracts, swap agreements and foreign currency
         transactions ............................................         41,616        (93,224)           998,868      (4,009,431)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies .......................        149,881        144,538            399,109      11,198,704
                                                                     ---------------------------------------------------------------
            Net increase (decrease) in net assets resulting from
               operations ........................................        724,922        423,337         43,182,465      34,840,090
                                                                     ---------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................       (563,718)      (394,176)       (25,471,366)    (17,392,729)
         Class B .................................................             --             --           (938,074)       (983,675)
         Class C .................................................             --             --         (2,817,538)     (1,791,510)
         Class R .................................................             --             --         (1,971,779)     (1,263,525)
         Advisor Class ...........................................             --             --        (12,728,081)    (10,025,400)
                                                                     ---------------------------------------------------------------
   Total distributions to shareholders ...........................       (563,718)      (394,176)       (43,926,838)    (31,456,839)
                                                                     ---------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .................................................      4,855,283      1,382,277        277,578,606     112,725,310
         Class B .................................................             --             --           (551,588)       (403,599)
         Class C .................................................             --             --         38,343,835      11,130,931
         Class R .................................................             --             --         27,774,892       8,436,557
         Advisor Class ...........................................             --             --         58,316,715      43,281,057
                                                                     ---------------------------------------------------------------
   Total capital share transactions ..............................      4,855,283      1,382,277        401,462,460     175,170,256
                                                                     ---------------------------------------------------------------
   Redemption fees ...............................................          5,526            (41)            16,469           7,345
                                                                     ---------------------------------------------------------------
            Net increase (decrease) in net assets ................      5,022,013      1,411,397        400,734,556     178,560,852
Net assets:
   Beginning of year .............................................     11,722,056     10,310,659        726,590,160     548,029,308
                                                                     ---------------------------------------------------------------
   End of year ...................................................   $ 16,744,069   $ 11,722,056    $ 1,127,324,716   $ 726,590,160
                                                                     ---------------------------------------------------------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ................................................   $      7,497   $    (20,715)   $     2,108,164   $    (108,267)
                                                                     ===============================================================


106 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------
CLASS A                                               CLASS A, CLASS B, CLASS C & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Franklin Low Duration Total Return Fund               Franklin Floating Rate Daily Access Fund

---------------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                     CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund   Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                                                             Annual Report | 107

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.


108 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Adjustable U.S. Government Securities Fund at year end had been entered into on October 31, 2007. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                             Annual Report | 109

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FUTURES CONTRACTS (CONTINUED)

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment thereof in the Statements of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset


110 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. CREDIT DEFAULT SWAPS (CONTINUED)

in the Statements of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the fund records a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statements of Assets and Liabilities. Cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments.

H. CREDIT LINKED NOTES

The Franklin Total Return Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the fund directly purchased the underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference asset, the potential inability of the fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

I. MORTGAGE DOLLAR ROLLS

The Franklin Adjustable U.S. Government Securities Fund and the Franklin Total Return Fund enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

J. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.


                                                             Annual Report | 111

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

L. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


112 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

O. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                  --------------------------------------------------------------
                                                       FRANKLIN ADJUSTABLE
                                                         U.S. GOVERNMENT              FRANKLIN FLOATING RATE
                                                         SECURITIES FUND                 DAILY ACCESS FUND
                                                  --------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES          AMOUNT
                                                  --------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ................................    11,740,658    $ 104,080,368      45,449,542    $ 455,318,857
   Shares issued in reinvestment of
      distributions ...........................     1,374,465       12,197,091       7,259,151       72,450,526
   Shares redeemed ............................   (17,494,601)    (155,272,674)    (85,552,332)    (850,517,354)
                                                  --------------------------------------------------------------
   Net increase (decrease) ....................    (4,379,478)   $ (38,995,215)    (32,843,639)   $(322,747,971)
                                                  ==============================================================
Year ended October 31, 2006
   Shares sold ................................     7,377,946    $  65,604,588      54,725,812    $ 552,722,965
   Shares issued in reinvestment of
      distributions ...........................     1,470,102       13,073,964       7,357,358       74,246,788
   Shares redeemed ............................   (20,107,643)    (178,758,291)    (75,947,165)    (766,925,499)
                                                  --------------------------------------------------------------
   Net increase (decrease) ....................   (11,259,595)   $(100,079,739)    (13,863,995)   $(139,955,746)
                                                  ==============================================================


                                                             Annual Report | 113

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                --------------------------------------------------------------
                                                     FRANKLIN ADJUSTABLE
                                                       U.S. GOVERNMENT                 FRANKLIN FLOATING RATE
                                                       SECURITIES FUND                   DAILY ACCESS FUND
                                                --------------------------------------------------------------
                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                --------------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2007
   Shares sold ..............................                                        671,070   $    6,725,075
   Shares issued in reinvestment of
     distributions ..........................                                        216,354        2,159,084
   Shares redeemed ..........................                                     (2,914,223)     (28,871,741)
                                                                                ------------------------------
   Net increase (decrease) ..................                                     (2,026,799)  $  (19,987,582)
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................                                      1,766,366   $   17,836,278
   Shares issued in reinvestment of
     distributions ..........................                                        223,881        2,258,068
   Shares redeemed ..........................                                     (2,429,685)     (24,496,642)
                                                                                ------------------------------
   Net increase (decrease) ..................                                       (439,438)  $   (4,402,296)
                                                                                ==============================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ..............................     1,542,997   $    13,673,247     18,843,591   $  189,046,271
   Shares issued in reinvestment of
     distributions ..........................       134,527         1,193,107      1,755,971       17,522,348
   Shares redeemed ..........................    (1,592,092)      (14,120,955)   (19,373,184)    (192,486,262)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................        85,432   $       745,399      1,226,378   $   14,082,357
                                                ==============================================================
Year ended October 31, 2006
   Shares sold ..............................     1,018,449   $     9,056,076     17,324,325   $  174,966,405
   Shares issued in reinvestment of
     distributions ..........................       136,025         1,208,933      1,389,217       14,024,507
   Shares redeemed ..........................    (2,533,121)      (22,510,472)   (13,660,912)    (138,010,187)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................    (1,378,647)  $   (12,245,463)     5,052,630   $   50,980,725
                                                ==============================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ..............................                                      9,108,020   $   91,476,645
   Shares issued in reinvestment of
     distributions ..........................                                        341,688        3,395,371
   Shares redeemed ..........................                                    (10,087,319)    (100,693,208)
                                                                                ------------------------------
   Net increase (decrease) ..................                                       (637,611)  $   (5,821,192)
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................                                      9,526,397   $   96,508,595
   Shares issued in reinvestment of
     distributions ..........................                                        347,922        3,510,016
   Shares redeemed ..........................                                     (4,363,229)     (44,016,245)
                                                                                ------------------------------
   Net increase (decrease) ..................                                      5,511,090   $   56,002,366
                                                                                ==============================


114 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                --------------------------------------------------------------
                                                    FRANKLIN LOW DURATION
                                                      TOTAL RETURN FUND          FRANKLIN TOTAL RETURN FUND
                                                --------------------------------------------------------------
                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                --------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ..............................     1,019,652   $    10,002,143     38,001,519   $  375,757,973
   Shares issued in reinvestment of
     distributions ..........................        30,631           300,867      1,817,051       17,989,816
   Shares redeemed ..........................      (555,629)       (5,447,727)   (11,730,342)    (116,169,183)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................       494,654   $     4,855,283     28,088,228   $  277,578,606
                                                ==============================================================
Year ended October 31, 2006
   Shares sold ..............................       489,444   $     4,766,287     20,615,536   $  202,745,466
   Shares issued in reinvestment of
     distributions ..........................        17,609           171,686      1,203,711       11,851,828
   Shares redeemed ..........................      (364,981)       (3,555,696)   (10,381,230)    (101,871,984)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................       142,072   $     1,382,277     11,438,017   $  112,725,310
                                                ==============================================================
CLASS B SHARES:
Year ended October 31, 2007
   Shares sold ..............................                                        500,987   $    4,950,179
   Shares issued in reinvestment of
     distributions ..........................                                         71,528          708,571
   Shares redeemed ..........................                                       (627,851)      (6,210,338)
                                                                                ------------------------------
   Net increase (decrease) ..................                                        (55,336)  $     (551,588)
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................                                        462,867   $    4,551,684
   Shares issued in reinvestment of
     distributions ..........................                                         74,768          736,308
   Shares redeemed ..........................                                       (579,037)      (5,691,591)
                                                                                ------------------------------
   Net increase (decrease) ..................                                        (41,402)  $     (403,599)
                                                                                ==============================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ..............................                                      5,398,553   $   53,386,701
   Shares issued in reinvestment of
     distributions ..........................                                        208,906        2,067,241
   Shares redeemed ..........................                                     (1,726,775)     (17,110,107)
                                                                                ------------------------------
   Net increase (decrease) ..................                                      3,880,684   $   38,343,835
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................                                      2,403,512   $   23,631,789
   Shares issued in reinvestment of
     distributions ..........................                                        141,295        1,390,990
   Shares redeemed ..........................                                     (1,414,514)     (13,891,848)
                                                                                ------------------------------
   Net increase (decrease) ..................                                      1,130,293   $   11,130,931
                                                                                ==============================


                                                             Annual Report | 115

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                ------------------------------
                                                                                  FRANKLIN TOTAL RETURN FUND
                                                                                ------------------------------
                                                                                   SHARES          AMOUNT
                                                                                ------------------------------
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ..............................................................      3,862,765   $   38,274,993
   Shares issued in reinvestment of distributions ...........................        173,026        1,712,580
   Shares redeemed ..........................................................     (1,233,340)     (12,212,681)
                                                                                ------------------------------
   Net increase (decrease) ..................................................      2,802,451   $   27,774,892
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................................................      1,591,047   $   15,660,425
   Shares issued in reinvestment of distributions ...........................        117,352        1,155,375
   Shares redeemed ..........................................................       (853,879)      (8,379,243)
                                                                                ------------------------------
   Net increase (decrease) ..................................................        854,520   $    8,436,557
                                                                                ==============================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ..............................................................      6,859,193   $   68,063,219
   Shares issued in reinvestment of distributions ...........................        792,896        7,862,513
   Shares redeemed ..........................................................     (1,773,903)     (17,609,017)
                                                                                ------------------------------
   Net increase (decrease) ..................................................      5,878,186   $   58,316,715
                                                                                ==============================
Year ended October 31, 2006
   Shares sold ..............................................................      5,675,564   $   56,096,696
   Shares issued in reinvestment of distributions ...........................        522,742        5,157,807
   Shares redeemed ..........................................................     (1,822,549)     (17,973,446)
                                                                                ------------------------------
   Net increase (decrease) ..................................................      4,375,757   $   43,281,057
                                                                                ==============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Advisers, Inc. (Advisers)                                 Administrative manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.400%             Up to and including $5 billion
      0.350%             Over $5 billion, up to and including $10 billion
      0.330%             Over $10 billion, up to and including $15 billion
      0.300%             In excess of $15 billion


116 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.450%             Up to and including $500 million
      0.350%             Over $500 million, up to and including $1 billion
      0.300%             Over $1 billion, up to and including $1.5 billion
      0.250%             Over $1.5 billion, up to and including $6.5 billion
      0.225%             Over $6.5 billion, up to and including $11.5 billion
      0.200%             Over $11.5 billion, up to and including $16.5 billion
      0.190%             Over $16.5 billion, up to and including $19 billion
      0.180%             Over $19 billion, up to and including $21.5 billion
      0.170%             In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.425%             Up to and including $500 million
      0.325%             Over $500 million, up to and including $1 billion
      0.280%             Over $1 billion, up to and including $1.5 billion
      0.235%             Over $1.5 billion, up to and including $6.5 billion
      0.215%             Over $6.5 billion, up to and including $11.5 billion
      0.200%             Over $11.5 billion, up to and including $16.5 billion
      0.190%             Over $16.5 billion, up to and including $19 billion
      0.180%             Over $19 billion, up to and including $21.5 billion
      0.170%             In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.10%              Up to and including $5 billion
      0.09%              Over $5 billion, up to and including $10 billion
      0.08%              In excess of $10 billion


                                                             Annual Report | 117

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                               ------------------------------------------------------------
                                                  FRANKLIN        FRANKLIN       FRANKLIN
                                                 ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                               U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                               SECURITIES FUND   ACCESS FUND       FUND           FUND
                                               ------------------------------------------------------------
Reimbursement Plans:
   Class A .................................        0.25%             --             --          0.25%

Compensation Plans:
   Class A .................................          --            0.25%          0.25%           --
   Class B .................................          --            1.00%            --          0.65%
   Class C .................................        0.65%           0.65%            --          0.65%
   Class R .................................          --              --             --          0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                               ------------------------------------------------------------
                                                  FRANKLIN        FRANKLIN       FRANKLIN
                                                 ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                               U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                               SECURITIES FUND   ACCESS FUND       FUND           FUND
                                               ------------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .....      $ 25,289        $ 166,105       $ 9,067       $ 782,313
Contingent deferred sales charges
   retained ................................      $  6,003        $ 299,591       $    --       $  42,499


118 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended October 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                  ------------------------------------------------------------
                                     FRANKLIN        FRANKLIN       FRANKLIN
                                    ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                  U.S. GOVERNMENT   RATE DAILY    TOTAL RETURN   TOTAL RETURN
                                  SECURITIES FUND   ACCESS FUND       FUND           FUND
                                  ------------------------------------------------------------
Transfer agent fees ...........     $ 299,540       $ 1,203,482      $ 6,298       $ 860,729

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund. Total expenses waived/paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After February 28, 2009, Advisers and FT Services may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2007, Advisers or the investment companies managed by Advisers owned 29.54% and 20.12%, respectively, of the Franklin Low Duration Total Return Fund's and the Franklin Total Return Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.


                                                             Annual Report | 119

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the capital loss carryforwards were as follows:

                                            ----------------------------------------------------------------
                                               FRANKLIN            FRANKLIN       FRANKLIN
                                              ADJUSTABLE           FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT       RATE DAILY    TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND      ACCESS FUND        FUND           FUND
                                            ----------------------------------------------------------------
Capital loss carryforwards expiring in:
   2008 .................................   $     3,438,157     $          --   $         --   $         --
   2009 .................................         1,279,054                --             --      1,361,562
   2010 .................................                --       192,099,191             --        550,214
   2011 .................................           585,362       108,452,146             --             --
   2012 .................................         1,039,516        74,147,691             --             --
   2013 .................................         2,782,773                --         38,924        466,273
   2014 .................................         3,962,538                --        108,726      5,783,491
   2015 .................................         2,492,027        17,956,370         17,092      1,256,404
                                            ----------------------------------------------------------------
                                            $    15,579,427     $ 392,655,398   $    164,742   $  9,417,944
                                            ================================================================

On October 31, 2007, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $1,456,300, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2007 and 2006, was as follows:

                                            ----------------------------------------------------------------
                                              FRANKLIN ADJUSTABLE U.S.            FRANKLIN FLOATING RATE
                                             GOVERNMENT SECURITIES FUND              DAILY ACCESS FUND
                                            ----------------------------------------------------------------
                                                2007            2006                2007           2006
                                            ----------------------------------------------------------------
Distributions paid from:
   ordinary income ......................   $ 18,357,808    $ 19,659,556       $ 137,453,559  $ 135,693,757
                                            ================================================================

                                            ----------------------------------------------------------------
                                               FRANKLIN LOW DURATION
                                                 TOTAL RETURN FUND              FRANKLIN TOTAL RETURN FUND
                                            ----------------------------------------------------------------
                                                2007            2006                2007           2006
                                            ----------------------------------------------------------------
Distributions paid from:
   ordinary income ......................   $   563,718      $   394,176        $ 43,926,838   $ 31,456,839
                                            ================================================================


120 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                        --------------------------------------------------------------------
                                           FRANKLIN           FRANKLIN         FRANKLIN
                                          ADJUSTABLE          FLOATING       LOW DURATION       FRANKLIN
                                        U.S. GOVERNMENT      RATE DAILY      TOTAL RETURN     TOTAL RETURN
                                        SECURITIES FUND      ACCESS FUND         FUND             FUND
                                        --------------------------------------------------------------------
Cost of investments .................   $   371,379,165    $ 1,938,101,937   $ 16,368,267   $ 1,471,689,383
                                        ====================================================================

Unrealized appreciation .............   $       714,977    $       913,682   $    244,813   $   277,193,514
Unrealized depreciation .............        (3,493,662)       (40,973,106)       (57,241)     (270,908,593)
                                        --------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) ...................   $    (2,778,685)   $   (40,059,424)  $    187,572   $     6,284,921
                                        ====================================================================

Distributable earnings:
   undistributed ordinary income ....   $       417,959    $     3,107,767   $     28,953   $     1,781,978
                                        ====================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2007, were as follows:

                                        --------------------------------------------------------------------
                                           FRANKLIN            FRANKLIN        FRANKLIN
                                          ADJUSTABLE        FLOATING RATE    LOW DURATION       FRANKLIN
                                        U.S. GOVERNMENT      DAILY ACCESS    TOTAL RETURN     TOTAL RETURN
                                        SECURITIES FUND          FUND            FUND             FUND
                                        --------------------------------------------------------------------
Purchases ...........................    $  92,619,959     $ 1,386,729,565   $ 14,678,350    $ 3,693,403,765
Sales ...............................    $ 160,315,009     $ 1,738,142,337   $ 10,305,433    $ 3,134,875,974

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                             Annual Report | 121

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS

At October 31, 2007, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following credit default swap contracts outstanding:

                                                             -------------------------------------------------------------------
                                                                             PERIODIC
                                                                NOTIONAL      PAYMENT   EXPIRATION   UNREALIZED     UNREALIZED
                                                                 AMOUNT        RATE        DATE         GAIN           LOSS
                                                             -------------------------------------------------------------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Avon Products Inc. (Lehman Brothers) .....................   $     100,000     0.20%       3/20/11   $       --   $        (260)
Comcast Corp. (Merrill Lynch) ............................         100,000     0.33%       3/20/11           --            (312)
Ford Motor Credit Co. (Merrill Lynch) ....................         150,000     2.75%       9/20/10        7,451              --
Kaupthing Bank HF (Citibank) .............................         200,000     1.50%      12/20/11          965              --
Textron Financial Corp. (Merrill Lynch) ..................         250,000     0.27%      12/20/10           --            (979)
Viacom Inc. (Merrill Lynch) ..............................         100,000     0.45%       6/20/11           --            (500)

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX 06.2 BBB (JP Morgan) ................................         200,000     0.60%       3/15/49           --         (47,590)
LCDX.NAA.9 (JP Morgan) ...................................       1,000,000     2.25%      12/20/12           --         (13,500)
                                                                                                     ---------------------------
   Unrealized gain (loss) on credit default swaps ........                                                8,416         (63,141)
                                                                                                     ---------------------------
     Net unrealized gain (loss) on credit default swaps ..                                           $       --   $     (54,725)
                                                                                                     ===========================

FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Avon Products Inc. (Lehman Brothers) .....................   $   7,900,000     0.20%       3/20/11   $       --   $     (20,516)
Century Tel Inc. (Credit Suisse) .........................       6,600,000    0.375%       9/20/12       20,763              --
Comcast Corp. (Merrill Lynch) ............................       7,000,000     0.33%       3/20/11           --         (21,828)
Dow Jones CDX.NA.HY.7 (JP Morgan) ........................      17,000,000     3.25%      12/20/11      115,612              --
First Energy Corp. (Citibank) ............................       4,500,000     0.46%       3/20/11           --         (23,393)
Ford Motor Credit Co. (Merrill Lynch) ....................      11,850,000     2.75%       9/20/10      588,662              --
General Mills Inc. (Citibank) ............................       6,500,000     0.40%       9/20/12           --         (37,396)
General Mills Inc. (Merrill Lynch) .......................      10,000,000     0.34%       3/20/12           --         (39,405)
The Home Depot Inc.
   (Lehman Brothers) .....................................       5,000,000     0.67%      12/20/13           --         (15,583)
Kaupthing Bank HF (Citibank) .............................      14,800,000     1.50%      12/20/11       71,439              --
R.R. Donnelley & Sons Co.
   (Credit Suisse) .......................................       7,500,000     0.38%       9/20/12       20,947              --
Textron Financial Corp. (Merrill Lynch) ..................      16,750,000     0.27%      12/20/10           --         (65,562)
Viacom Inc. (Merrill Lynch) ..............................      10,000,000     0.35%       6/20/11           --         (16,414)
Viacom Inc. (Merrill Lynch) ..............................       6,000,000     0.45%       6/20/11           --         (29,991)

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CDX.NA.HY.9 (JP Morgan) ..................................      15,000,000     3.75%      12/20/12           --        (170,468)
CMBX 07.1 (Goldman Sachs) ................................      19,500,000     2.00%      12/13/49       74,256              --
CMBX.NA.BBB.2 (Goldman Sachs) ............................      17,000,000     0.60%       3/15/49           --      (1,865,127)
Tenet Healthcare Corp. (Credit Suisse) ...................         800,000     3.50%       6/20/12           --         (87,362)
                                                                                                     ---------------------------
   Unrealized gain (loss) on credit default swaps ........                                              891,679      (2,393,045)
                                                                                                     ---------------------------
     Net unrealized gain (loss) on credit default swaps ..                                           $       --   $  (1,501,366)
                                                                                                     ===========================


122 | Annual Report

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS

At October 31, 2007, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                     -------------------------------------------------------
                                                      NUMBER OF       DELIVERY      CONTRACT    UNREALIZED
                                                      CONTRACTS         DATES      FACE VALUE   GAIN (LOSS)
                                                     -------------------------------------------------------
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
U.S. Treasury 10 Year Note .......................       310           12/19/07   $31,000,000   $   254,063
CONTRACTS TO SELL
U.S. Treasury Bond ...............................         5           12/19/07   $   500,000   $     3,594

At October 31, 2007, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following forward exchange contracts outstanding:

                                                     -------------------------------------------------------
                                                       CONTRACT      SETTLEMENT    UNREALIZED    UNREALIZED
                                                       AMOUNT a         DATE          GAIN          LOSS
                                                     -------------------------------------------------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
       600,000    Iceland Krona ..................        9,818        11/09/07   $       208   $        --
       866,000    Iceland Krona ..................       13,462        12/27/07           841            --
     3,953,250    Japanese Yen ...................       34,426         1/22/08           182            --
     5,777,000    Japanese Yen ...................       48,895         4/14/08         2,097            --
     2,956,500    Japanese Yen ...................       25,000         6/23/08         1,282            --
     5,307,773    Japanese Yen ...................       45,000         6/30/08         2,217            --
     2,215,300    Japanese Yen ...................       20,000         9/26/08            --          (122)
       556,150    Japanese Yen ...................        5,000         9/26/08            --           (10)
                                                                                  --------------------------
                  Unrealized gain (loss) on forward exchange contracts .........        6,827          (132)
                                                                                  ==========================
                     Net unrealized gain (loss) on forward exchange contracts ..  $        --   $     6,695
                                                                                  ==========================

FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
    54,500,000    Iceland Krona ..................      891,834        11/09/07   $    18,896   $        --
    51,000,000    Iceland Krona ..................      792,787        12/27/07        49,512            --
   218,558,250    Japanese Yen ...................    1,903,287         1/22/08        10,074            --
   265,742,000    Japanese Yen ...................    2,249,192         4/14/08        96,473            --
   191,340,764    Indian Rupee ...................   50,419,174 MXN     5/15/08       181,650            --
   215,824,500    Japanese Yen ...................    1,825,000         6/23/08        93,554            --
   542,572,300    Japanese Yen ...................    4,600,000         6/30/08       226,591            --
    56,490,150    Japanese Yen ...................      510,000         9/26/08            --        (3,122)
    28,363,650    Japanese Yen ...................      255,000         9/26/08            --          (497)
                                                                                  --------------------------
                  Unrealized gain (loss) on forward exchange contracts .........      676,750        (3,619)
                                                                                  ==========================
                     Net unrealized gain (loss) on forward exchange contracts ..  $        --   $   673,131
                                                                                  ==========================

a In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATION

MXN - Mexican Peso


                                                             Annual Report | 123

Franklin Investors Securities Trust

10. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 80.87% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Floating Rate Daily Access Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2007, the value of these securities was $1,319,182, representing 0.07%, of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. These securities have been identified on the accompanying Statement of Investments.

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At October 31, 2007, unfunded commitments were as follows:

FRANKLIN FLOATING RATE DAILY ACCESS FUND

-------------------------------------------------------------------------------
                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
BNY ConvergEx Group LLC, Delayed Draw Term Loan ................   $    975,760
Community Health Systems Inc., Delayed Draw Term Loan ..........      1,507,016
Conseco Inc., Revolver .........................................      4,000,000
Fairpoint Communications Inc., Revolver ........................      3,893,000
Greektown Holdings LLC, Delayed Draw Term Loan .................      1,000,000
Iasis Healthcare LLC, Delayed Draw Term Loan ...................        762,639
Las Vegas Sands LLC, Delayed Draw I Term Loan ..................      2,260,000
Laureate Education Inc., Delayed Draw Term Loan ................        606,452
NRG Holdings Inc., Term Loan ...................................      5,886,841
Pantry Inc., Delayed Draw Term Loan ............................        756,804
Sealy Mattress Co., Revolver ...................................      1,750,000
United Surgical Partners International Inc.,
   Delayed Draw Term Loan ......................................        276,693
Univision Communications Inc., Delayed Draw Term Loan ..........        651,007
Veyance Technologies Inc. (Goodyear Engineered Products),
   Delayed Draw Term Loan ......................................        725,000
                                                                   ------------
                                                                   $ 25,051,212
                                                                   ============


124 | Annual Report

Franklin Investors Securities Trust

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

FRANKLIN TOTAL RETURN FUND

-------------------------------------------------------------------------------
                                                                     UNFUNDED
BORROWER                                                            COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems Inc., Delayed Draw Term Loan ..........   $     61,872
Iasis Healthcare LLC, Delayed Draw Term Loan ...................         62,112
Laureate Education Inc., Delayed Draw Term Loan ................        113,252
NRG Holdings Inc., Term Loan ...................................        183,148
Univision Communications Inc., Delayed Draw Term Loan ..........         46,980
                                                                   ------------
                                                                   $    467,364
                                                                   ============

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statements of Assets and Liabilities and Statements of Operations.

12. CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior secured line of credit to fund shareholder redemptions, which ends on August 26, 2008. Interest on outstanding draws is charged at the Federal Funds Rate plus 0.60%. Credit available to the fund is limited to $100 million. Fees for the credit line are charged over the term of the line. The fund must segregate securities at a ratio of 5:1 to the extent there are any advances outstanding on the line of credit. During the year ended October 31, 2007 the fund did not utilize the line.

13. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin CLOs I - III, Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"). In addition, Franklin Advisers, Inc. was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with


                                                             Annual Report | 125

Franklin Investors Securities Trust

13. FUND LITIGATION (CONTINUED)

leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter is now before the United States District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants will respond to the Amended Complaint in December 2007. Discovery for the non-agent bank defendants, including the Franklin Defendants, continues to be stayed.

Because the litigation is still in its earliest stages, it is not possible to predict the outcome of the lawsuit. Management of the Fund does not, however, expect that the result will have a material adverse effect on the financial condition of the Fund.

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


126 | Annual Report

Franklin Investors Securities Trust

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                             Annual Report | 127

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2007


128 | Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2007.

         -------------------------------------------------------------
             FRANKLIN        FRANKLIN        FRANKLIN
            ADJUSTABLE     FLOATING RATE   LOW DURATION     FRANKLIN
         U.S. GOVERNMENT   DAILY ACCESS    TOTAL RETURN   TOTAL RETURN
         SECURITIES FUND       FUND            FUND           FUND
         -------------------------------------------------------------
          $ 18,317,137     $ 128,674,349     $ 515,119    $ 36,421,188


                                                             Annual Report | 129

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee          Since 1986          139                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee          Since April 2007    120                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                   Trustee          Since April 2007    120                       Chevron Corporation (global energy
One Franklin Parkway                                                                             company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee          Since 1998          139                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance
                                                                                                 Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


130 | Annual Report

INDEPENDENT BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee          Since 1986          120                       Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee          Since 2005          139                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee          Since April 2007    139                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Trustee          Since April 2007    120                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and      Trustee since       139                       None
One Franklin Parkway              Chairman of      1986 and Chairman
San Mateo, CA 94403-1906          the Board        of the Board
                                                   since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 131

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.          Trustee and      Trustee since       55                        None
(1940)                            Vice President   1987 and Vice
One Franklin Parkway                               President since
San Mateo, CA 94403-1906                           1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)             Vice President   Since 2003          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief            Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway              Compliance       Officer since
San Mateo, CA 94403-1906          Officer and      2004 and Vice
                                  Vice President   President - AML
                                  - AML            Compliance since
                                  Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer        Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 28 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice      Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


132 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)         President and    President since     Not Applicable            Not Applicable
One Franklin Parkway              Chief            1993 and Chief
San Mateo, CA 94403-1906          Executive        Executive Officer
                                  Officer -        - Investment
                                  Investment       Management since
                                  Management       2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice             Since 2006          Not Applicable            Not Applicable
One Franklin Parkway              President and
San Mateo, CA 94403-1906          Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President   Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief            Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 133

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


134 | Annual Report

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON       One Franklin Parkway
    INVESTMENTS          San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

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ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2007 12/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $280,259 for the fiscal year ended October 31, 2007 and $285,537 for the fiscal year ended October 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item
4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2007 and $3,069 for the fiscal year ended October 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs
(a)-(c) of Item 4 were $0 for the fiscal year ended October
31, 2007 and $172,792 for the fiscal year ended October 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.


(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended October 31, 2007 and $175,861 for the fiscal year ended October 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /S/JIMMY D. GAMBILL
  -----------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   ----------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2007


By /S/GALEN G. VETTER
   ----------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 27, 2007